UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4108

Oppenheimer Variable Account Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 12/31/2013

Item 1. Reports to Stockholders.

December 31, 2013
Oppenheimer Discovery Mid Cap Growth Fund/VA* A Series of Oppenheimer Variable Account Funds	Annual Report

ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Financial Statements *Prior to 4/30/13, the Fund’s name was Oppenheimer Small- & Mid-Cap Growth Fund/VA

Portfolio Manager: Ronald J. Zibelli, Jr., CFA

Average Annual Total Returns For the Periods Ended 12/31/13
	1-Year	5-Year	10-Year
Non-Service Shares	35.98%	22.03%	7.34%
Service Shares	35.62%	21.72%	7.05%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

TOP TEN COMMON STOCK HOLDINGS
Tractor Supply Co.	2.2%
Affiliated Managers Group, Inc.	1.9
LinkedIn Corp., Cl. A	1.9
CoStar Group, Inc.	1.7
B/E Aerospace, Inc.	1.6
Wabtec Corp.	1.5
Actavis plc	1.5
Under Armour, Inc., Cl. A	1.5
Hexcel Corp.	1.5
Kansas City Southern	1.5

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2013, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2013, and are based on the total market value of common stocks.

2    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a total return of 35.98% during the one-year reporting period ended December 31, 2013, outperforming the Russell Midcap Growth Index (the “Index”), which returned 35.74%. During the reporting period, the Fund enjoyed good relative performance in the industrials, financials, information technology and energy sectors largely due to positive stock selection. The Fund underperformed the Index in the consumer discretionary sector due to relatively weak stock selection, and in the consumer staples sector, where less favorable stock selection and an underweight position detracted.

For the trailing 3-year period ended December 31, 2013, the Fund’s Non-Service shares produced an annualized return of 16.98% compared to 15.63% for the Russell Midcap Growth Index.

MARKET OVERVIEW

Equities in the U.S. and developed markets throughout the world delivered strong performance in 2013. Accommodative monetary policies on the part of central banks in the U.S., Europe and Japan, combined with supportive equity valuations relative to bonds, were instrumental in this performance. Signs that the U.S. economy was on the mend, demonstrated by rising house prices, also helped sentiment toward stocks. While equities performed well for the year, numerous concerns remained. Namely, in late May, relatively hawkish remarks by Federal Reserve (“Fed”) chairman Ben Bernanke were widely interpreted as a signal that U.S. monetary policymakers would begin to back away from their quantitative easing program sooner than expected, sparking heightened volatility in financial markets throughout the world. Additionally, fears began to creep into the market about a possible slowdown in the world’s emerging economies. However, market conditions generally stabilized over the summer of 2013. While the Fed unexpectedly refrained from reducing its monthly bond purchases in September, in December, the Central Bank announced that it would reduce its monthly bond purchases by $10 billion, from $85 billion to $75 billion, starting in January 2014. The Fed also announced that it would continue to hold short-term interest rates at very low levels until unemployment in the United States subsided below 6.5%. This was lower than its earlier 7% target.

TOP INDIVIDUAL CONTRIBUTORS

During the period, two information technology companies were top performers, LinkedIn Corp. and CoStar Group, Inc. LinkedIn, the largest professional networking website, released strong earnings results throughout the year and all three of the company’s segments grew significantly faster than the overall market. CoStar Group is a leading provider of information services to the commercial real estate industry. As commercial real estate activity accelerated through the year, CoStar reported a series of strong quarterly results. The company also benefited from its 2012 acquisition of LoopNet, as synergies appear to be greater than expected.

Other strong performers during the period included health care company Actavis plc, consumer discretionary stock Tractor Supply Co. and financial services company Affiliated Managers Group, Inc. Actavis has become one of the largest generic drug companies in the world through a series of strategic acquisitions and new generic drug launches. Their most recent acquisition of Warner Chilcott was announced in May 2013 and we believe it will be accretive to earnings. We have owned Actavis for a number of years and it has grown into our largest health care holding. Tractor Supply is the largest domestic operator of retail farm and ranch stores. The company performed positively despite sizable weather challenges.

Our long-term investment in the Affiliated Managers Group, Inc. (“AMG”) made a strong contribution during the period. AMG is an asset management company providing investment management services to mutual funds, institutional clients, and high net worth individuals. Strong relative performance by the company’s affiliate investment managers led to large inflows during the period. AMG remains our largest holding in the financial services sector.

TOP INDIVIDUAL DETRACTORS

The most significant detractors from performance this period were Rackspace Hosting, Inc., Aruba Networks, Inc. and SolarWinds, Inc. Rackspace reported weak results early in 2013 due to unexpected price competition in their core web hosting market. Aruba Networks, a supplier of wireless LAN (WLAN) systems for enterprises, reported disappointing third quarter results and fourth quarter guidance due largely to delayed customer orders. SolarWinds, a provider of infrastructure management tools, reported first quarter revenue below street estimates as growth from new licenses slowed. We sold our position in these three stocks during the period.

STRATEGY & OUTLOOK

At the end of the reporting period relative to the Index, the Fund was overweight in the information technology, industrials and energy sectors while most underweight in consumer discretionary, consumer staples, materials and financials.

Our long-term investment process is unchanged as we focus on outperforming the Index with superior stock selection. We seek dynamic companies with above-average and sustainable revenue and earnings growth potential. We also continue to favor well-established, high-quality growth companies with proven management teams.

3    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

The macroeconomic environment remains characterized by modest economic expansion, slow corporate profit growth and low (albeit more volatile) interest rates. We believe this environment places a bigger premium on companies that can generate organic growth, which is a favorable backdrop for the Fund.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2013. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares. Past performance cannot guarantee future results. The Fund’s performance is compared to the performance of the Russell Midcap Growth Index, the Russell 2500 Growth Index and the Russell 2000 Growth Index. The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Fund has changed its benchmarks from the Russell Midcap Growth Index, the Russell 2500 Growth Index and the Russell 2000 Growth Index to the Russell Midcap Growth Index, which it believes is a more appropriate measure of the Fund’s performance. Indices are unmanaged and cannot be purchased directly by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

4    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During 6 Months Ended December 31, 2013
Non-Service shares	$1,000.00	$1,226.90	$4.50
Service shares	1,000.00	1,225.30	5.85

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.17	4.08
Service shares	1,000.00	1,019.96	5.31

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2013 are as follows:

Class	Expense Ratios
Non-Service shares	0.80%
Service shares	1.04

The expense ratios reflect contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, unless approved by the Board of Trustees. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS   December 31, 2013

	Shares	Value
Common Stocks—99.3%
Consumer Discretionary—21.6%
Auto Components—1.7%
Delphi Automotive plc	121,850	$7,326,840
TRW Automotive Holdings Corp.[1]	69,210	5,148,532
		12,475,372
Distributors—1.4%
LKQ Corp.[1]	313,780	10,323,362
Hotels, Restaurants & Leisure—3.5%
Chipotle Mexican Grill, Inc.[1]	12,920	6,883,518
Domino’s Pizza, Inc.	52,320	3,644,088
Dunkin’ Brands Group, Inc.	159,690	7,697,058
Hilton Worldwide Holdings, Inc.[1]	18,210	405,172
Wynn Resorts Ltd.	42,060	8,168,473
		26,798,309
Household Durables—1.3%
Harman International Industries, Inc.	124,680	10,205,058
Internet & Catalog Retail—2.0%
Netflix, Inc.[1]	26,290	9,679,189
TripAdvisor, Inc.[1]	49,350	4,087,660
zulily, inc., Cl. A1	34,230	1,418,149
		15,184,998
Leisure Equipment & Products—1.2%
Polaris Industries, Inc.	61,560	8,965,598
Media—2.5%
AMC Networks, Inc., Cl. A1	100,860	6,869,575
Lions Gate Entertainment Corp.	259,290	8,209,121
Sinclair Broadcast Group, Inc., Cl. A	100,950	3,606,943
		18,685,639
Specialty Retail—4.7%
Conn’s, Inc.[1]	39,918	3,145,139
GNC Holdings, Inc., Cl. A	110,740	6,472,753
Lumber Liquidators Holdings, Inc.[1]	41,120	4,230,837
O’Reilly Automotive, Inc.[1]	43,430	5,589,875
Tractor Supply Co.	216,250	16,776,675
		36,215,279
Textiles, Apparel & Luxury Goods—3.3%
Deckers Outdoor Corp.[1]	45,370	3,831,950
Michael Kors Holdings Ltd.[1]	119,280	9,684,343
Under Armour, Inc., Cl. A1	128,290	11,199,717
		24,716,010
Consumer Staples—4.0%
Beverages—0.7%
Constellation Brands, Inc., Cl. A1	79,650	5,605,767
Food & Staples Retailing—1.8%
Sprouts Farmers Market, Inc.[1]	76,080	2,923,754
Whole Foods Market, Inc.	190,070	10,991,748
		13,915,502
Food Products—0.4%
Hormel Foods Corp.	74,900	3,383,233
Personal Products—1.1%
Nu Skin Enterprises, Inc., Cl. A	58,208	8,045,510
Energy—6.7%
Energy Equipment & Services—3.0%
Bristow Group, Inc.	46,400	3,482,784
Core Laboratories NV	19,320	3,689,154
Dril-Quip, Inc.[1]	68,200	7,497,226
Oceaneering International, Inc.	92,590	7,303,499
		21,972,663
Oil, Gas & Consumable Fuels—3.7%
Antero Resources Corp.[1]	67,330	4,271,415
Cabot Oil & Gas Corp.	109,060	4,227,166
Concho Resources, Inc.[1]	36,280	3,918,240
Gulfport Energy Corp.[1]	106,580	6,730,527
Oasis Petroleum, Inc.[1]	188,590	8,858,072
		28,005,420
Financials—7.1%
Capital Markets—3.5%
Affiliated Managers Group, Inc.[1]	66,270	14,372,638
Financial Engines, Inc.	123,920	8,609,962

	Shares	Value
Capital Markets (Continued)
Waddell & Reed Financial, Inc., Cl. A	58,830	$3,831,010
		26,813,610
Commercial Banks—3.1%
First Republic Bank	110,540	5,786,769
Signature Bank[1]	92,080	9,891,234
SVB Financial Group[1]	73,130	7,668,412
		23,346,415
Diversified Financial Services—0.5%
MarketAxess Holdings, Inc.	55,620	3,719,309
Health Care—12.8%
Biotechnology—1.6%
BioMarin Pharmaceutical, Inc.[1]	59,160	4,157,173
Incyte Corp.[1]	129,490	6,556,079
Pharmacyclics, Inc.[1]	14,840	1,569,775
		12,283,027
Health Care Equipment & Supplies—1.0%
Align Technology, Inc.[1]	66,060	3,775,329
Cooper Cos., Inc. (The)	29,720	3,680,525
		7,455,854
Health Care Providers & Services—4.4%
AmerisourceBergen Corp., Cl. A	108,930	7,658,868
Centene Corp.[1]	113,430	6,686,698
Envision Healthcare Holdings, Inc.[1]	172,090	6,112,637
Team Health Holdings, Inc.[1]	116,960	5,327,528
Universal Health Services, Inc., Cl. B	94,440	7,674,194
		33,459,925
Health Care Technology—1.9%
athenahealth, Inc.[1]	36,470	4,905,215
Cerner Corp.[1]	179,850	10,024,839
		14,930,054
Life Sciences Tools & Services—1.9%
Covance, Inc.[1]	63,290	5,573,317
Illumina, Inc.[1]	81,200	8,982,344
		14,555,661
Pharmaceuticals—2.0%
Actavis plc[1]	67,430	11,328,240
Jazz Pharmaceuticals plc[1]	30,160	3,817,050
		15,145,290
Industrials—18.5%
Aerospace & Defense—3.0%
B/E Aerospace, Inc.[1]	137,056	11,927,984
Hexcel Corp.[1]	249,140	11,134,067
		23,062,051
Airlines—0.7%
Copa Holdings SA, Cl. A	31,330	5,016,246
Building Products—2.3%
A.O. Smith Corp.	191,720	10,341,377
Fortune Brands Home & Security, Inc.	151,270	6,913,039
		17,254,416
Electrical Equipment—2.4%
Acuity Brands, Inc.	71,790	7,848,083
AMETEK, Inc.	170,302	8,969,806
SolarCity Corp.[1]	32,530	1,848,355
		18,666,244
Machinery—6.7%
Colfax Corp.[1]	66,300	4,222,647
Flowserve Corp.	50,420	3,974,609
Graco, Inc.	56,130	4,384,876
Middleby Corp. (The)[1]	34,730	8,334,158
Pall Corp.	45,590	3,891,106
Pentair Ltd.	82,460	6,404,668
Proto Labs, Inc.[1]	51,090	3,636,586
WABCO Holdings, Inc.[1]	61,310	5,726,967
Wabtec Corp.	153,960	11,434,609
		52,010,226
Professional Services—0.7%
Towers Watson & Co., Cl. A	44,420	5,668,436
Road & Rail—1.5%
Kansas City Southern	89,430	11,074,117

7    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS   Continued

	Shares	Value
Trading Companies & Distributors—1.2%
United Rentals, Inc.[1]	120,230	$9,371,928
Information Technology—22.6%
Computers & Peripherals—1.3%
Stratasys Ltd.[1]	71,990	9,697,053
Internet Software & Services—6.5%
Cornerstone OnDemand, Inc.[1]	147,140	7,848,448
CoStar Group, Inc.[1]	70,470	13,007,353
Criteo SA, Sponsored ADR[1]	16,810	574,902
LinkedIn Corp., Cl. A1	66,170	14,347,641
Pandora Media, Inc.[1]	192,940	5,132,204
Yelp, Inc., Cl. A1	64,090	4,419,005
Zillow, Inc., Cl. A1	44,190	3,611,649
		48,941,202
IT Services—2.8%
Alliance Data Systems Corp.[1]	32,840	8,634,621
FleetCor Technologies, Inc.[1]	68,170	7,987,479
MAXIMUS, Inc.	118,010	5,191,260
		21,813,360
Semiconductors & Semiconductor Equipment—1.7%
NXP Semiconductors NV1	127,090	5,837,244
Xilinx, Inc.	143,110	6,571,611
		12,408,855
Software—10.3%
Aspen Technology, Inc.[1]	215,430	9,004,974
Autodesk, Inc.[1]	75,950	3,822,563
CommVault Systems, Inc.[1]	106,110	7,945,517
Concur Technologies, Inc.[1]	86,498	8,924,864
FireEye, Inc.[1]	7,070	308,323
Guidewire Software, Inc.[1]	116,270	5,705,369
NetSuite, Inc.[1]	100,257	10,328,476
ServiceNow, Inc.[1]	156,530	8,767,245
Splunk, Inc.[1]	130,450	8,958,001
Tableau Software, Inc., Cl. A1	71,100	4,900,923
Ultimate Software Group, Inc. (The)[1]	58,800	9,009,336
Workday, Inc., Cl. A1	14,570	1,211,641
		78,887,232

	Shares	Value
Materials—4.6%
Chemicals—2.5%
Methanex Corp.	58,490	$3,464,948
PolyOne Corp.	108,740	3,843,959
Sherwin-Williams Co. (The)	21,290	3,906,715
Westlake Chemical Corp.	65,910	8,045,634
		19,261,256
Construction Materials—0.8%
Eagle Materials, Inc.	74,590	5,775,504
Containers & Packaging—0.5%
Rock-Tenn Co., Cl. A	39,860	4,185,699
Metals & Mining—0.6%
Carpenter Technology Corp.	77,790	4,838,538
Paper & Forest Products—0.2%
KapStone Paper & Packaging Corp.[1]	34,010	1,899,799
Telecommunication Services—1.4%
Wireless Telecommunication Services—1.4%
SBA Communications Corp., Cl. A1	119,840	10,766,426
Total Common Stocks (Cost $511,038,668)		756,805,453

Investment Company—0.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[2,3] (Cost $5,136,594)	5,136,594	5,136,594
Total Investments, at Value (Cost $516,175,262)	100.0%	761,942,047
Assets in Excess of Other Liabilities	0.0	12,553
Net Assets	100.0%	$761,954,600

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2012	Gross Additions	Gross Reductions	Shares December 31, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	11,313,011	276,502,708	282,679,125	5,136,594

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$5,136,594	$9,846

3. Rate shown is the 7-day yield as of December 31, 2013.

See accompanying Notes to Financial Statements.

8    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2013

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $511,038,668)	$756,805,453
Affiliated companies (cost $5,136,594)	5,136,594
761,942,047
Cash	1,000
Receivables and other assets:
Investments sold	1,429,635
Shares of beneficial interest sold	198,255
Dividends	61,668
Expense waivers/reimbursements due from manager	1,890
Other	40,778
Total assets	763,675,273

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	1,567,057
Transfer and shareholder servicing agent fees	63,294
Trustees’ compensation	36,274
Shareholder communications	23,877
Distribution and service plan fees	7,911
Other	22,260
Total liabilities	1,720,673

Net Assets	$761,954,600

Composition of Net Assets
Par value of shares of beneficial interest	$10,242
Additional paid-in capital	568,484,820
Accumulated net investment loss	(53,163)
Accumulated net realized loss on investments	(52,254,084)
Net unrealized appreciation on investments	245,766,785
Net Assets	$761,954,600

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $725,405,735 and 9,735,984 shares of beneficial interest outstanding)	$74.51

Service Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $36,548,865 and 506,059 shares of beneficial interest outstanding)	$72.22

See accompanying Notes to Financial Statements.

9    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2013

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $3,700)	$3,648,538
Affiliated companies	9,846
Interest	29
Total investment income	3,658,413

Expenses
Management fees	4,677,970
Distribution and service plan fees - Service shares	90,237
Transfer and shareholder servicing agent fees:
Non-Service shares	618,393
Service shares	35,848
Shareholder communications:
Non-Service shares	90,520
Service shares	5,063
Custodian fees and expenses	3,696
Trustees’ compensation	35,577
Other	57,919
Total expenses	5,615,223
Less waivers and reimbursements of expenses	(267,471)
Net expenses	5,347,752

Net Investment Loss	(1,689,339)

Realized and Unrealized Gain
Net realized gain on investments from unaffiliated companies	122,245,177
Net change in unrealized appreciation/depreciation on investments	79,850,119

Net Increase in Net Assets Resulting from Operations	$200,405,957

See accompanying Notes to Financial Statements.

10    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations
Net investment income (loss)	$(1,689,339)	$65,784
Net realized gain	122,245,177	50,857,244
Net change in unrealized appreciation/depreciation	79,850,119	42,312,507
Net increase in net assets resulting from operations	200,405,957	93,235,535

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(73,101)	—
Service shares	—	—
	(73,101)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(22,913,255)	(71,703,483)
Service shares	(10,340,669)	(5,448,961)
	(33,253,924)	(77,152,444)

Net Assets
Total increase	167,078,932	16,083,091
Beginning of period	594,875,668	578,792,577

End of period (including accumulated net investment income (loss) of $(53,163) and $42,730, respectively)	$761,954,600	$594,875,668

See accompanying Notes to Financial Statements.

11    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011	[1]	Year Ended December 31, 2010	Year Ended December 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$54.80	$47.06	$46.55		$36.52	$27.54
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.16)	0.01	(0.26)		(0.11)	(0.05)
Net realized and unrealized gain	19.88	7.73	0.77		10.14	9.03
Total from investment operations	19.72	7.74	0.51		10.03	8.98
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.01)	0.00	0.00		0.00	0.00
Net asset value, end of period	$74.51	$54.80	$47.06		$46.55	$36.52

Total Return, at Net Asset Value[3]	35.98%	16.45%	1.09%		27.46%	32.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$725,406	$558,934	$543,020		$611,872	$547,683
Average net assets (in thousands)	$618,970	$575,072	$605,083		$548,739	$478,968
Ratios to average net assets:[4]
Net investment income (loss)	(0.24)%	0.03%	(0.53)%		(0.29)%	(0.17)%
Total expenses[5]	0.84%	0.85%	0.84%		0.85%	0.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%		0.76%	0.71%
Portfolio turnover rate	84%	66%	91%		95%	102%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2013	0.84%
Year Ended December 31, 2012	0.85%
Year Ended December 30, 2011	0.84%
Year Ended December 31, 2010	0.85%
Year Ended December 31, 2009	0.86%

See accompanying Notes to Financial Statements.

12    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

Service Shares	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011	[1]	Year Ended December 31, 2010	Year Ended December 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$53.25	$45.84	$45.46		$35.75	$27.03
Income (loss) from investment operations:
Net investment loss[2]	(0.30)	(0.12)	(0.37)		(0.20)	(0.13)
Net realized and unrealized gain	19.27	7.53	0.75		9.91	8.85
Total from investment operations	18.97	7.41	0.38		9.71	8.72
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00		0.00	0.00
Net asset value, end of period	$72.22	$53.25	$45.84		$45.46	$35.75

Total Return, at Net Asset Value[3]	35.62%	16.17%	0.83%		27.16%	32.26%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,549	$35,942	$35,773		$32,669	$26,098
Average net assets (in thousands)	$35,905	$37,842	$37,775		$27,552	$22,605
Ratios to average net assets:[4]
Net investment loss	(0.49)%	(0.22)%	(0.78)%		(0.53)%	(0.44)%
Total expenses[5]	1.09%	1.10%	1.09%		1.10%	1.12%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.05%		1.01%	0.97%
Portfolio turnover rate	84%	66%	91%		95%	102%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2013	1.09%
Year Ended December 31, 2012	1.10%
Year Ended December 30, 2011	1.09%
Year Ended December 31, 2010	1.10%
Year Ended December 31, 2009	1.12%

See accompanying Notes to Financial Statements.

13    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2013

1. Significant Accounting Policies

Oppenheimer Discovery Mid-Cap Growth Fund/VA (the “Fund”), formerly Oppenheimer Small- & Mid-Cap Growth Fund/VA, is a separate series of Oppenheimer Variable Account Funds, as a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$—	$52,017,743	$245,530,435

1. As of December 31, 2013, the Fund had $50,885,832 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2017	$50,885,832

2. As of December 31, 2013, the Fund had $1,131,911 of post-October losses available to offset future realized capital gains, if any.

3. During the fiscal year ended December 31, 2013, the Fund utilized $121,849,981 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended December 31, 2012, the Fund utilized $44,334,654 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2013. Net assets of the Fund were unaffected by the reclassifications.

14    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

1. Significant Accounting Policies (Continued)

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Loss
$1,666,547	$1,666,547

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

	Year Ended December 31, 2013	Year Ended December 31, 2012
Distributions paid from:
Ordinary income	$73,101	$—

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$516,411,612

Gross unrealized appreciation	$246,805,712
Gross unrealized depreciation	(1,275,277)

Net unrealized appreciation	$245,530,435

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and

15    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield

16    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

2. Securities Valuation

curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$163,569,625	$—	$—	$163,569,625
Consumer Staples	30,950,012	—	—	30,950,012
Energy	49,978,083	—	—	49,978,083
Financials	53,879,334	—	—	53,879,334
Health Care	97,829,811	—	—	97,829,811
Industrials	142,123,664	—	—	142,123,664
Information Technology	171,747,702	—	—	171,747,702
Materials	35,960,796	—	—	35,960,796
Telecommunication Services	10,766,426	—	—	10,766,426
Investment Company	5,136,594	—	—	5,136,594

Total Assets	$761,942,047	$—	$—	$761,942,047

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	1,267,875	$87,221,834	424,674	$22,730,798
Dividends and/or distributions reinvested	1,176	73,101	—	—
Redeemed	(1,732,026)	(110,208,190)	(1,765,118)	(94,434,281)

Net decrease	(462,975)	$(22,913,255)	(1,340,444)	$(71,703,483)

Service Shares
Sold	78,939	$4,862,175	138,098	$7,173,273
Redeemed	(247,872)	(15,202,844)	(243,546)	(12,622,234)

Net decrease	(168,933)	$(10,340,669)	(105,448)	$(5,448,961)

17    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2013 were as follows:

	Purchases	Sales
Investment securities	$542,669,332	$566,489,270

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $700 million	0.60
Over $1.5 billion	0.58

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the year ended December 31, 2013, the Manager waived fees and/or reimbursed the Fund $243,578 and $15,480 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2013, the Manager waived fees and/or reimbursed the Fund $8,413 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and

18    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

6. Pending Litigation (Continued)

former Independent Trustees named in those suits. On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On January 7, 2014, the appellate court affirmed the trial court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

19    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Discovery Mid Cap Growth Fund/VA, formerly Oppenheimer Small- & Mid-Cap Growth Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Discovery Mid Cap Growth Fund/VA as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 14, 2014

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FEDERAL INCOME TAX INFORMATION Unaudited

In early 2014, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2013.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Ronald Zibelli, Jr., the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Manager provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other mid-cap growth funds underlying variable insurance products. The Board considered that the Fund outperformed its performance category median for the one- and three-year periods but underperformed for the five- and ten-year periods. The Board also considered the Fund’s recent improved performance, ranking in the top quintile of its performance category for the three-year period and in the second quintile for the one-year period.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other mid-cap growth funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s contractual management fees and total expenses, after waivers, were lower than its peer group median and category median. Within the total asset range of $500 million to $1 billion, the Fund’s effective rate was lower than its peer group median and category median. The Board noted that the Manager has contractually agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service Shares and 1.05% for Service Shares. This contractual expense limitation may not be amended or withdrawn until one year after the date of the Fund’s prospectus, unless approved by the Board.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to

22    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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TRUSTESS AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Year of Birth: 1938	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTESS AND OFFICERS Unaudited / Continued

F. William Marshall, Jr., Trustee (since 2001) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 43 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Emeritus Trustee (since 2006), Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Year of Birth: 1958	Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 90 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Zibelli, Jr., Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Ronald J. Zibelli, Jr., Vice President (since 2008) Year of Birth: 1959	Vice President and Senior Portfolio Manager of the Sub-Adviser (since May 2006). Prior to joining the Sub-Adviser, he spent six years at Merrill Lynch Investment Managers, during which time he was a Managing Director and Small Cap Growth Team Leader, responsible for managing 11 portfolios. Prior to joining Merrill Lynch Investment Managers, Mr. Zibelli spent 12 years with Chase Manhattan Bank, including two years as Senior Portfolio Manager (U.S. Small Cap Equity) at Chase Asset Management. A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice

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Arthur S. Gabinet, Continued	President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 90 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 90 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 90 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 90 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

27    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.
© 2014 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

December 31, 2013
Oppenheimer Capital Income Fund/VA* A Series of Oppenheimer Variable Account Funds	Annual Report

ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Financial Statements *Prior to 4/30/13, the Fund’s name was Oppenheimer Balanced Fund/VA

Portfolio Managers: Magnus Krantz1 and Krishna Memani

Average Annual Total Returns

For the Periods Ended 12/31/13

	1-Year	5-Year	10-Year
Non-Service Shares	13.17%	12.00%	2.77%
Service Shares	12.83%	11.71%	2.51%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

1. Effective April 30, 2013.

TOP TEN COMMON STOCK HOLDINGS
Apple, Inc.	1.1%
Google, Inc., Cl. A	1.1
Pfizer, Inc.	1.0
Discover Financial Services	0.9
Chevron Corp.	0.9
JPMorgan Chase & Co.	0.9
Actavis plc	0.8
Philip Morris International, Inc.	0.8
Mondelez International, Inc., Cl. A	0.8
Citigroup, Inc.	0.8

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2013, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

PORTFOLIO ALLOCATION

Common Stocks	33.3%
Mortgage-Backed Obligations
Government Agency	18.9
Non-Agency	7.2
Non-Convertible Corporate Bonds and Notes	24.1
Asset-Backed Securities	9.0
Investment Company
Oppenheimer Institutional Money Market Fund	6.8
U.S. Government Obligations	0.7

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2013, and are based on the total market value of investments.

2      OPPENHEIMER CAPITAL INCOME FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a total return of 13.17% during the one-year reporting period ended December 31, 2013. On a relative basis, the Fund outperformed its Reference Index, which returned 12.04%. The Fund’s Reference Index is a customized weighted index currently comprised of the following underlying broad-based security indices: 65% of the Barclays U.S. Aggregate Bond Index and 35% of the Russell 3000 Index. Measured separately, the Barclays U.S. Aggregate Bond Index returned -2.02% and the Russell 3000 Index returned 33.55%.

MARKET OVERVIEW

Accommodative monetary policies on the part of central banks in the U.S., Europe and Japan, combined with an improving economic outlook, resulted in a rally among risk equities and higher-yielding bonds over the first four months of 2013. At the same time, yields of U.S. government securities remained near historical lows due to the Federal Reserve’s (the “Fed’s”) massive bond buying program. These developments drove financial markets higher through the early spring of 2013. At that time, economic data appeared to confirm that the United States, Europe and Japan had engineered a sustained economic rebound, but investors responded negatively to disappointing economic data from China, India, Brazil, and other emerging markets. The ensuing “flight to quality” toward traditional safe havens produced sharp dislocations in emerging equity, fixed-income and currency markets. In late May, relatively hawkish remarks by Fed chairman Ben Bernanke were widely interpreted as a signal that U.S. monetary policymakers would begin to back away from their quantitative easing program sooner than expected, sparking heightened volatility in financial markets throughout the world. However, market conditions generally stabilized over the summer of 2013. In October, the U.S. Congress managed to reach a bipartisan agreement to raise the national debt ceiling, and did so well ahead of the potential default deadline. While the Fed unexpectedly refrained from reducing its monthly bond purchases in September, in December the Central Bank announced that it would reduce its monthly bond purchases by $10 billion, from $85 billion to $75 billion, starting in January 2014. The Fed also announced that it would continue to hold short-term interest rates at very low levels until unemployment in the United States subsided below 6.5%. This was lower than its earlier 7% target.

EQUITY STRATEGY REVIEW

The equity strategy outperformed the Russell 3000 Index this period, and only underperformed in one sector. Outperformance was driven by stronger relative stock selection and an underweight position in telecommunication services, along with stronger stock selection in the consumer staples and financials sectors. Consumer discretionary was the sole underperforming sector, due to less favorable stock selection.

The equity strategy’s strongest performing holdings this period were Walgreen Co., Actavis plc and Chevron Corp. In 2012, Walgreen acquired a 45% stake in European pharmacy chain Alliance Boots. Synergies between the companies appeared strong during the period. We exited our position in Walgreen by period end. Actavis is a branded and generic drug company whose shares spiked when management announced it was combining operations with Warner Chilcott – a leading specialty pharmaceutical company based in Ireland. The merged entity is expected to benefit from revenue synergies, with complementary product lines, and cost rationalization – both of which we believe have the potential to contribute to rising profits. The merger would also allow the company to reincorporate in Ireland, which could result in a significantly lower tax rate that would provide the potential not only to boost profits, but also cash generation. Oil company Chevron’s stock was driven partly by higher refining profitability and a rise in upstream volumes.

Detractors from performance included information technology stocks Aruba Networks, Inc. and International Business Machines Corp. (“IBM”), and financials stock Digital Realty Trust, Inc. Over the first half of the period, fundamentals of many technology companies suffered from the macroeconomic headwinds that impacted enterprise spending. Networking company Aruba Networks’ earnings growth may have also been hurt due to discounting by competitor Cisco Systems. IBM reported disappointing revenues and earnings over the second quarter of 2013, due in part to delayed signings of new software and hardware bookings. A stronger dollar also negatively impacted top line growth. We exited our positions in both Aruba Networks and IBM during the reporting period.

Digital Realty owns and/or manages data centers on behalf of corporate and technology-related tenants throughout the U.S. and England. A quarterly result that missed expectations and management’s subsequent guidance below consensus estimates caused Digital’s stock price to retreat. The shortfall was largely attributed to delays in lease commencements. Partially offsetting the disappointing news was an unexpected share repurchase announcement. We have maintained our holdings in Digital as we expect demand to remain robust for data center management services and Digital should be well-positioned to compete for “Global 1000” contracts.

FIXED-INCOME STRATEGY REVIEW

In what was a volatile period for fixed-income markets, the Fund’s fixed-income strategy experienced a slight decline, but outperformed the Barclays U.S. Aggregate Bond Index. During the reporting period, the fixed-income strategy remained significantly underweight government bonds and favored corporate bonds, mortgage-backed securities and structured products. This positioning benefited the Fund’s relative performance during the period, as higher-yielding fixed income sectors outperformed the performance of U.S. Treasuries. The fixed-income strategy’s exposure to corporate bonds produced positive results this period and was a primary outperformer to relative performance. Within the corporate bond allocation, an overweight to the financial sector was beneficial to

3      OPPENHEIMER CAPITAL INCOME FUND/VA

performance as a review of the sector by Moody’s in November resulted in a positive outcome for many banks that were at risk of losing their investment grade rating. The fixed-income strategy also benefited from a modest allocation to high yield bonds which saw significant spread compression throughout the year.

The fixed-income strategy’s investments in non-agency mortgage-backed securities (“MBS”), commercial mortgage-backed securities (“CMBS”) and asset backed securities (“ABS”) also benefited performance for the one-year period. However, its allocation to agency MBS produced slight negative results. Before the Fed’s comments on tapering in May, we started reducing our position in agency MBS since we felt they were vulnerable to policy changes. This decision helped limit their negative impact on the fixed-income strategy when interest rates rose and volatility in the mortgage market increased over the second half of the reporting period.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2013. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the Russell 1000 Value Index, the S&P 500 Index and the Fund’s Reference Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market. The Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The Fund’s Reference Index is a customized weighted index currently comprised of 65% of the Barclays U.S. Aggregate Bond Index and 35% of the Russell 3000 Index. The Fund has changed its benchmarks from the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, and the Russell 1000 Value Index to the Russell 3000 Index, the Barclays U.S. Aggregate bond Index, and the Reference Index, which it believes are more appropriate measures of the Fund’s performance. Indices are unmanaged and cannot be purchased directly by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

4      OPPENHEIMER CAPITAL INCOME FUND/VA

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5    OPPENHEIMER CAPITAL INCOME FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During 6 Months Ended December 31, 2013
Non-Service shares	$1,000.00	$1,071.20	$3.50
Service shares	1,000.00	1,068.90	4.81

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.83	3.42
Service shares	1,000.00	1,020.57	4.70

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2013 are as follows:

Class	Expense Ratios
Non-Service shares	0.67%
Service shares	0.92

The expense ratios reflect contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, unless approved by the Board of Trustees. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6    OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS   December 31, 2013

	Shares	Value
Common Stocks—34.5%
Consumer Discretionary—4.4%
Auto Components—0.4%
Delphi Automotive plc	16,870	$1,014,393
Diversified Consumer Services—0.4%
LifeLock, Inc.[1]	62,140	1,019,717
Household Durables—0.3%
Toll Brothers, Inc.[1]	22,620	836,940
Media—0.9%
Comcast Corp., Cl. A	24,800	1,288,732
Time Warner, Inc.	18,520	1,291,214
		2,579,946
Specialty Retail—1.8%
AutoZone, Inc.[1]	3,350	1,601,099
Pier 1 Imports, Inc.	44,920	1,036,754
Ross Stores, Inc.	15,680	1,174,902
Signet Jewelers Ltd.	15,200	1,196,240
		5,008,995
Textiles, Apparel & Luxury Goods—0.6%
PVH Corp.	11,570	1,573,751
Consumer Staples—3.3%
Food Products—1.4%
Flowers Foods, Inc.	74,845	1,606,922
Mondelez International, Inc., Cl. A	65,210	2,301,913
		3,908,835
Household Products—0.9%
Henkel AG & Co. KGaA	13,425	1,399,650
Henkel AG & Co. KGaA, Preference	10,818	1,255,007
		2,654,657
Personal Products—0.2%
Nu Skin Enterprises, Inc., Cl. A	3,910	540,440
Tobacco—0.8%
Philip Morris International, Inc.	26,860	2,340,312
Energy—3.3%
Energy Equipment & Services—0.7%
National Oilwell Varco, Inc.	25,060	1,993,022
Oil, Gas & Consumable Fuels—2.6%
Chevron Corp.	20,580	2,570,648
EPL Oil & Gas, Inc.[1]	15,430	439,755
Kinder Morgan, Inc.	15,030	541,080
Noble Energy, Inc.	30,310	2,064,414
PAA Natural Gas Storage LP	22,680	521,640
Western Refining, Inc.	32,960	1,397,834
		7,535,371
Financials—6.1%
Capital Markets—0.3%
WisdomTree Investments, Inc.[1]	42,790	757,811
Commercial Banks—1.0%
CIT Group, Inc.	42,270	2,203,535
Webster Financial Corp.	18,620	580,572
		2,784,107
Consumer Finance—0.9%
Discover Financial Services	46,880	2,622,936
Diversified Financial Services—1.7%
Citigroup, Inc.	44,040	2,294,924
JPMorgan Chase & Co.	42,150	2,464,932
		4,759,856
Insurance—0.8%
American International Group, Inc.	24,960	1,274,208
Fidelity National Financial, Inc., Cl. A	38,610	1,252,895
		2,527,103
Real Estate Investment Trusts (REITs)—0.7%
Apollo Commercial Real Estate Finance, Inc.	58,470	950,138
Digital Realty Trust, Inc.	23,830	1,170,530
		2,120,668
Thrifts & Mortgage Finance—0.7%
Home Loan Servicing Solutions Ltd.	34,140	784,196
Ocwen Financial Corp.[1]	20,980	1,163,341
		1,947,537

	Shares	Value
Health Care—4.8%
Biotechnology—0.7%
Celldex Therapeutics, Inc.[1]	10,170	$246,216
Gilead Sciences, Inc.[1]	18,060	1,357,209
Medivation, Inc.[1]	6,730	429,509
		2,032,934
Health Care Equipment & Supplies—0.4%
Covidien plc	18,080	1,231,248
Health Care Providers & Services—0.7%
Omnicare, Inc.	11,890	717,680
Team Health Holdings, Inc.[1]	11,480	522,914
Universal Health Services, Inc., Cl. B	11,300	918,238
		2,158,832
Pharmaceuticals—3.0%
AbbVie, Inc.	22,790	1,203,540
Actavis plc[1]	14,180	2,382,240
Allergan, Inc.	9,880	1,097,470
Bristol-Myers Squibb Co.	10,100	536,815
Pfizer, Inc.	93,025	2,849,356
Zoetis, Inc.	15,986	522,582
		8,592,003
Industrials—4.6%
Commercial Services & Supplies—1.0%
Mobile Mini, Inc.[1]	24,280	999,850
Tyco International Ltd.	48,080	1,973,203
		2,973,053
Construction & Engineering—0.3%
AECOM Technology Corp.[1]	15,730	462,934
KBR, Inc.	7,630	243,321
		706,255
Industrial Conglomerates—0.7%
General Electric Co.	72,420	2,029,933
Machinery—1.0%
Deere & Co.	11,050	1,009,197
Greenbrier Cos., Inc. (The)[1]	19,710	647,276
Joy Global, Inc.	19,200	1,123,008
		2,779,481
Professional Services—0.9%
Robert Half International, Inc.	31,440	1,320,166
Towers Watson & Co., Cl. A	9,930	1,267,167
		2,587,333
Road & Rail—0.7%
Canadian National Railway Co.	35,050	1,998,551
Information Technology—5.9%
Communications Equipment—0.3%
Finisar Corp.[1]	31,330	749,414
Computers & Peripherals—1.7%
Apple, Inc.	5,710	3,204,016
Western Digital Corp.	19,050	1,598,295
		4,802,311
Internet Software & Services—1.9%
Facebook, Inc., Cl. A1	30,240	1,652,918
Google, Inc., Cl. A1	2,670	2,992,296
Web.com Group, Inc.[1]	18,000	572,220
		5,217,434
IT Services—0.6%
Amdocs Ltd.	18,380	757,991
MasterCard, Inc., Cl. A	920	768,623
		1,526,614
Semiconductors & Semiconductor Equipment—0.4%
Cavium, Inc.[1]	13,400	462,434
Skyworks Solutions, Inc.[1]	20,990	599,474
		1,061,908
Software—1.0%
Fortinet, Inc.[1]	36,330	694,993
Guidewire Software, Inc.[1]	11,170	548,112
Infoblox, Inc.[1]	15,460	510,489
ServiceNow, Inc.[1]	9,270	519,213

7    OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS   Continued

	Shares	Value
Software (Continued)
Splunk, Inc.[1]	7,960	$546,613
		2,819,420
Materials—1.6%
Chemicals—0.6%
Air Products & Chemicals, Inc.	7,100	793,638
W.R. Grace & Co.[1]	8,680	858,192
		1,651,830
Construction Materials—0.4%
Vulcan Materials Co.	19,310	1,147,400
Containers & Packaging—0.3%
Packaging Corp. of America	14,210	899,209
Metals & Mining—0.3%
Kaiser Aluminum Corp.	11,080	778,259
Telecommunication Services—0.0%
Diversified Telecommunication Services—0.0%
ORBCOMM, Inc.[1]	375	2,378
Utilities—0.5%
Electric Utilities—0.5%
Exelon Corp.	51,370	1,407,024
Total Common Stocks (Cost $82,257,133)		97,679,221
	Principal Amount
Asset-Backed Securities—9.4%
American Credit Acceptance Receivables Trust:
Series 2012-2, Cl. A, 1.89%, 7/15/16[2]	$105,744	106,099
Series 2012-3, Cl. A, 1.64%, 11/15/16[2]	53,209	53,319
Series 2012-3, Cl. C, 2.78%, 9/17/18[2]	955,000	962,129
Series 2013-2, Cl. B, 2.84%, 5/15/19[2]	443,000	444,173
AmeriCredit Automobile Receivables Trust:
Series 2011-1, Cl. D, 4.26%, 2/8/17	90,000	93,601
Series 2011-2, Cl. D, 4.00%, 5/8/17	300,000	310,469
Series 2011-4, Cl. D, 4.08%, 9/8/17	500,000	522,519
Series 2011-5, Cl. D, 5.05%, 12/8/17	305,000	326,112
Series 2012-2, Cl. D, 3.38%, 4/9/18	455,000	471,562
Series 2012-4, Cl. D, 2.68%, 10/9/18	70,000	70,650
Series 2012-5, Cl. C, 1.69%, 11/8/18	165,000	164,842
Series 2012-5, Cl. D, 2.35%, 12/10/18	925,000	925,179
Series 2013-1, Cl. C, 1.57%, 1/8/19	725,000	717,882
Series 2013-1, Cl. D, 2.09%, 2/8/19	195,000	193,800
Series 2013-2, Cl. D, 2.42%, 5/8/19	310,000	307,919
Series 2013-3, Cl. D, 3.00%, 7/8/19	330,000	331,956
Series 2013-4, Cl. D, 3.31%, 10/8/19	677,000	687,129
Series 2013-5, Cl. D, 2.86%, 12/8/19	165,000	164,616
Capital Auto Receivables Asset Trust, Series 2013-1, Cl. D, 2.19%, 9/20/21	125,000	122,618
Carfinance Capital Auto Trust:
Series 2013-1A, Cl. A, 1.65%, 7/17/17[2]	126,123	125,871
Series 2013-2A, Cl. B, 3.15%, 8/15/19[2]	635,000	634,418
Centre Point Funding LLC, Series 2010-1A, Cl. 1, 5.43%, 7/20/16[2]	40,829	42,254
CPS Auto Receivables Trust:
Series 2012-B, Cl. A, 2.52%, 9/16/19[2]	209,931	211,138
Series 2012-C, Cl. A, 1.82%, 12/16/19[2]	73,125	72,821
Credit Acceptance Auto Loan Trust:
Series 2012-1A, Cl. A, 2.20%, 9/16/19[2]	175,000	176,257
Series 2012-2A, Cl. A, 1.52%, 3/16/20[2]	950,000	952,975
Series 2012-2A, Cl. B, 2.21%, 9/15/20[2]	50,000	50,280
Series 2013-1A, Cl. B, 1.83%, 4/15/21[2]	165,000	163,972
Series 2013-2A, Cl. B, 2.26%, 10/15/21[3]	310,000	309,308
DT Auto Owner Trust:
Series 2011-3A, Cl. C, 4.03%, 2/15/17[2]	110,248	110,384
Series 2012-1A, Cl. D, 4.94%, 7/16/18[2]	150,000	154,763
Series 2012-2A, Cl. D, 4.35%, 3/15/19[2]	470,000	484,758
Series 2013-1A, Cl. D, 3.74%, 5/15/20[2]	200,000	200,459
Series 2013-2A, Cl. D, 4.18%, 6/15/20[2]	505,000	507,310
Exeter Automobile Receivables Trust:
Series 2012-2A, Cl. B, 2.22%, 12/15/17[2]	130,000	129,675

	Principal Amount	Value
Asset-Backed Securities (Continued)
Exeter Automobile Receivables Trust: Exeter
Automobile Receivables Trust: (Continued)
Series 2012-2A, Cl. C, 3.06%, 7/16/18[2]	$516,000	$513,060
Series 2013-2A, Cl. B, 3.09%, 7/16/18[2]	940,000	946,049
Series 2013-2A, Cl. C, 4.35%, 1/15/19[2]	480,000	483,657
First Investors Auto Owner Trust:
Series 2012-1A, Cl. D, 5.65%, 4/15/18[2]	140,000	147,231
Series 2013-3A, Cl. B, 2.32%, 10/15/19[2]	465,000	462,555
Series 2013-3A, Cl. C, 2.91%, 1/15/20[2]	200,000	198,726
Series 2013-3A, Cl. D, 3.67%, 5/15/20[2]	145,000	144,017
Ford Credit Auto Owner Trust, Series 2013-A, Cl. D, 1.86%, 8/15/19	195,000	193,238
Ford Credit Floorplan Master Owner Trust A:
Series 2012-1, Cl. A, 0.637%, 1/15/16[4]	155,000	155,016
Series 2012-2, Cl. C, 2.86%, 1/15/19	215,000	220,702
FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[2]	71,632	71,121
Prestige Auto Receivables Trust, Series 2011-1A, Cl. D, 5.18%, 7/16/18[2]	300,000	309,115
Santander Drive Auto Receivables Trust:
Series 2010-A, Cl. A3, 1.83%, 11/17/14[2]	6,637	6,642
Series 2011-1, Cl. D, 4.01%, 2/15/17	360,000	374,340
Series 2011-S2A, Cl. D, 3.35%, 6/15/17[3]	1,452	1,455
Series 2012-1, Cl. C, 3.78%, 11/15/17	25,000	25,856
Series 2012-2, Cl. C, 3.20%, 2/15/18	345,000	354,690
Series 2012-2, Cl. D, 3.87%, 2/15/18	375,000	393,810
Series 2012-3, Cl. C, 3.01%, 4/16/18	900,000	926,558
Series 2012-4, Cl. C, 2.94%, 12/15/17	770,000	792,797
Series 2012-4, Cl. D, 3.50%, 7/15/16	495,000	516,709
Series 2012-5, Cl. C, 2.70%, 8/15/18	995,000	1,022,614
Series 2012-5, Cl. D, 3.30%, 9/17/18	540,000	556,351
Series 2012-6, Cl. D, 2.52%, 9/17/18	235,000	235,879
Series 2012-AA, Cl. D, 2.46%, 12/17/18[2]	945,000	943,764
Series 2013-1, Cl. C, 1.76%, 1/15/19	295,000	292,843
Series 2013-1, Cl. D, 2.27%, 1/15/19	155,000	153,380
Series 2013-2, Cl. D, 2.57%, 3/15/19	715,000	712,178
Series 2013-3, Cl. C, 1.81%, 4/15/19	950,000	944,374
Series 2013-3, Cl. D, 2.42%, 4/15/19	245,000	242,465
Series 2013-4, Cl. D, 3.92%, 1/15/20	130,000	134,925
Series 2013-5, Cl. C, 2.25%, 6/17/19	715,000	713,167
Series 2013-A, Cl. C, 3.12%, 8/15/17[2]	315,000	323,329
SNAAC Auto Receivables Trust:
Series 2012-1A, Cl. A, 1.78%, 6/15/16[2]	21,703	21,732
Series 2012-1A, Cl. C, 4.38%, 6/15/17[2]	125,000	127,874
Series 2013-1A, Cl. B, 2.09%, 7/16/18[2]	90,000	89,793
Series 2013-1A, Cl. C, 3.07%, 8/15/18[2]	100,000	99,436
United Auto Credit Securitization Trust:
Series 2012-1, Cl. A2, 1.10%, 3/16/15[2]	25,576	25,575
Series 2012-1, Cl. B, 1.87%, 9/15/15[2]	170,000	169,989
Series 2012-1, Cl. C, 2.52%, 3/15/16[2]	120,000	119,968
Series 2012-1, Cl. D, 3.12%, 3/15/18[2]	605,000	604,835
Series 2013-1, Cl. B, 1.74%, 4/15/16[2]	265,000	264,733
Series 2013-1, Cl. C, 2.22%, 12/15/17[2]	170,000	169,760
Series 2013-1, Cl. D, 2.90%, 12/15/17[2]	30,000	29,941
Total Asset-Backed Securities (Cost $26,450,264)		26,539,466

Mortgage-Backed Obligations—27.0%
Government Agency—19.8%
FHLMC/FNMA/FHLB/Sponsored—19.6%
Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 10/1/18	69,156	73,428
5.00%, 12/1/34	4,694	5,090
5.50%, 9/1/39	756,625	835,186
6.50%, 4/1/18-4/1/34	61,470	68,246
7.00%, 10/1/31-10/1/37	309,823	345,650
8.00%, 4/1/16	12,664	13,178
9.00%, 8/1/22-5/1/25	7,891	8,771
Federal Home Loan Mortgage Corp., Interest-Only
Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 14.899%, 4/1/27[5]	129,094	30,538
Series 192, Cl. IO, 9.722%, 2/1/28[5]	35,193	6,251

8    OPPENHEIMER CAPITAL INCOME FUND/VA

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Interest-Only
Stripped Mtg.-Backed Security: (Continued)
Series 243, Cl. 6, 0.00%, 12/15/32[5,6]	$110,004	$16,938
Federal Home Loan Mortgage Corp., Principal-Only
Stripped Mtg.-Backed Security, Series 176, Cl. PO,
3.885%, 6/1/26[7]	38,636	36,525
Federal Home Loan Mortgage Corp., Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Series 2426, Cl. BG, 6.00%, 3/15/17	119,661	126,830
Series 2427, Cl. ZM, 6.50%, 3/1/32	198,777	222,560
Series 2461, Cl. PZ, 6.50%, 6/1/32	98,186	110,861
Series 2500, Cl. FD, 0.667%, 3/15/32[4]	15,260	15,353
Series 2526, Cl. FE, 0.567%, 6/15/29[4]	18,117	18,154
Series 2551, Cl. FD, 0.567%, 1/15/33[4]	11,725	11,751
Series 2626, Cl. TB, 5.00%, 6/15/33	254,289	275,928
Series 2707, Cl. QE, 4.50%, 11/15/18	655,172	696,826
Series 3025, Cl. SJ, 24.139%, 8/15/35[4]	35,432	54,418
Series 3030, Cl. FL, 0.567%, 9/15/35[4]	183,260	183,212
Series 3815, Cl. BD, 3.00%, 10/15/20	27,395	28,331
Series 3822, Cl. JA, 5.00%, 6/1/40	194,681	204,971
Series 3840, Cl. CA, 2.00%, 9/15/18	20,004	20,419
Series 3848, Cl. WL, 4.00%, 4/1/40	244,466	253,197
Series 4221, Cl. HJ, 1.50%, 7/15/23	1,334,934	1,328,635
Federal Home Loan Mortgage Corp., Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed Security:
Series 2130, Cl. SC, 53.212%, 3/15/29[5]	122,333	22,716
Series 2796, Cl. SD, 55.303%, 7/15/26[5]	166,448	28,149
Series 2802, Cl. AS, 0.00%, 4/15/33[5,8]	15,893	213
Series 2920, Cl. S, 55.266%, 1/15/35[5]	813,196	130,243
Series 2922, Cl. SE, 7.411%, 2/15/35[5]	49,296	7,958
Series 3201, Cl. SG, 5.725%, 8/15/36[5]	131,368	23,079
Series 3397, Cl. GS, 14.135%, 12/15/37[5]	57,106	10,209
Series 3424, Cl. EI, 2.161%, 4/15/38[5]	48,892	5,620
Series 3450, Cl. BI, 12.596%, 5/15/38[5]	154,454	23,297
Series 3606, Cl. SN, 4.873%, 12/15/39[5]	84,083	14,038
Federal National Mortgage Assn.:
2.50%, 1/1/29[9]	3,170,000	3,138,300
3.00%, 1/1/29[9]	1,895,000	1,934,454
3.50%, 1/1/29-1/1/44[9]	10,680,000	10,666,512
4.00%, 1/1/29-1/1/44[9]	12,815,000	13,224,168
4.50%, 1/1/29-1/1/44[9]	7,884,000	8,360,075
5.00%, 1/1/44[9]	2,670,000	2,900,080
6.00%, 1/1/44[9]	425,000	471,451
Federal National Mortgage Assn. Pool:
3.50%, 2/1/22	312,082	328,175
5.50%, 9/1/20	5,464	5,968
6.00%, 11/1/17-3/1/37	411,475	455,445
6.50%, 5/1/17-10/1/19	102,439	108,604
7.00%, 11/1/17-10/1/35	43,380	46,564
7.50%, 1/1/33	116,687	135,534
8.50%, 7/1/32	6,513	7,562
Federal National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Series 222, Cl. 2, 23.753%, 6/1/23[5]	279,348	60,400
Series 233, Cl. 2, 42.102%, 8/1/23[5]	198,676	38,304
Series 252, Cl. 2, 41.618%, 11/1/23[5]	257,407	60,465
Series 319, Cl. 2, 2.143%, 2/1/32[5]	57,726	11,031
Series 320, Cl. 2, 9.852%, 4/1/32[5]	18,313	4,608
Series 321, Cl. 2, 0.00%, 4/1/32[5,6]	206,038	38,591
Series 331, Cl. 9, 0.00%, 2/1/33[5,6]	219,937	48,756
Series 334, Cl. 17, 6.483%, 2/1/33[5]	132,911	30,506
Series 339, Cl. 12, 0.00%, 6/25/33[5,6]	196,162	39,382
Series 339, Cl. 7, 0.00%, 8/1/33[5,6]	552,671	107,711
Series 343, Cl. 13, 0.00%, 9/1/33[5,6]	185,391	35,162
Series 345, Cl. 9, 0.00%, 1/1/34[5,6]	162,372	32,653
Series 351, Cl. 10, 0.00%, 4/1/34[5,6]	25,579	4,798
Series 351, Cl. 8, 0.00%, 4/1/34[5,6]	85,184	16,085
Series 356, Cl. 10, 0.00%, 6/1/35[5,6]	61,445	11,604

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security: (Continued)
Series 356, Cl. 12, 0.00%, 2/1/35[5,6]	$33,001	$6,210
Series 362, Cl. 13, 0.00%, 8/1/35[5,6]	228,345	43,347
Series 364, Cl. 16, 0.00%, 9/1/35[5,6]	157,646	29,673
Federal National Mortgage Assn., Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Series 1998-61, Cl. PL, 6.00%, 11/25/28	90,168	100,270
Series 2003-130, Cl. CS, 13.771%, 12/25/33[4]	23,680	28,397
Series 2003-28, Cl. KG, 5.50%, 4/25/23	424,709	466,872
Series 2003-84, Cl. GE, 4.50%, 9/25/18	42,914	45,519
Series 2004-101, Cl. BG, 5.00%, 1/25/20	391,167	410,573
Series 2004-25, Cl. PC, 5.50%, 1/25/34	350,000	375,460
Series 2005-104, Cl. MC, 5.50%, 12/25/25	451,330	496,773
Series 2005-31, Cl. PB, 5.50%, 4/25/35	250,000	276,386
Series 2005-73, Cl. DF, 0.415%, 8/25/35[4]	455,817	455,800
Series 2006-11, Cl. PS, 23.963%, 3/25/36[4]	125,840	193,622
Series 2006-46, Cl. SW, 23.596%, 6/25/36[4]	99,425	153,354
Series 2006-50, Cl. KS, 23.597%, 6/25/36[4]	21,667	33,548
Series 2007-109, Cl. NF, 0.715%, 12/25/37[4]	259,907	262,349
Series 2008-14, Cl. BA, 4.25%, 3/25/23	188,076	198,856
Series 2009-36, Cl. FA, 1.105%, 6/25/37[4]	179,673	181,430
Series 2009-37, Cl. HA, 4.00%, 4/25/19	174,294	183,197
Series 2009-70, Cl. NT, 4.00%, 8/25/19	19,197	20,176
Series 2009-70, Cl. TL, 4.00%, 8/25/19	1,873,259	1,968,800
Series 2010-43, Cl. KG, 3.00%, 1/25/21	263,079	273,834
Series 2011-15, Cl. DA, 4.00%, 3/25/41	90,367	95,014
Series 2011-3, Cl. KA, 5.00%, 4/25/40	295,601	321,729
Series 2011-38, Cl. AH, 2.75%, 5/25/20	22,149	22,894
Series 2011-82, Cl. AD, 4.00%, 8/25/26	567,576	598,549
Federal National Mortgage Assn., Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed Security:
Series 2001-65, Cl. S, 26.166%, 11/25/31[5]	216,547	40,445
Series 2001-81, Cl. S, 25.333%, 1/25/32[5]	55,863	10,926
Series 2002-47, Cl. NS, 31.607%, 4/25/32[5]	156,510	29,623
Series 2002-51, Cl. S, 31.80%, 8/25/32[5]	143,713	27,196
Series 2002-52, Cl. SD, 36.798%, 9/25/32[5]	196,686	37,334
Series 2002-77, Cl. SH, 37.731%, 12/18/32[5]	86,182	16,461
Series 2002-84, Cl. SA, 32.015%, 12/25/32[5]	215,475	39,234
Series 2002-9, Cl. MS, 25.84%, 3/25/32[5]	60,467	10,609
Series 2003-33, Cl. SP, 26.764%, 5/25/33[5]	232,520	50,786
Series 2003-4, Cl. S, 28.509%, 2/25/33[5]	135,964	25,474
Series 2003-46, Cl. IH, 0.00%, 6/25/23[5,6]	498,294	66,535
Series 2004-54, Cl. DS, 41.562%, 11/25/30[5]	156,128	30,795
Series 2004-56, Cl. SE, 9.747%, 10/25/33[5]	45,461	7,405
Series 2005-12, Cl. SC, 11.374%, 3/25/35[5]	24,718	5,419
Series 2005-14, Cl. SE, 37.007%, 3/25/35[5]	78,477	12,026
Series 2005-40, Cl. SA, 49.803%, 5/25/35[5]	426,421	80,348
Series 2005-52, Cl. JH, 4.222%, 5/25/35[5]	1,020,939	185,588
Series 2005-93, Cl. SI, 16.921%, 10/25/35[5]	109,059	17,989
Series 2007-88, Cl. XI, 33.138%, 6/25/37[5]	288,492	39,242
Series 2008-55, Cl. SA, 17.209%, 7/25/38[5]	181,720	25,508
Series 2009-8, Cl. BS, 0.00%, 2/25/24[5,6]	73,949	6,452
Series 2012-40, Cl. PI, 2.618%, 4/25/41[5]	439,343	84,533
Federal National Mortgage Assn., Real Estate Mtg.
Investment Conduit Multiclass Pass-Through
Certificates, Principal-Only Stripped Mtg.-Backed
Security, Series 1993-184, Cl. M, 4.456%, 9/25/23[7]	101,438	93,937
		55,766,214
GNMA/Guaranteed—0.2%
Government National Mortgage Assn. I Pool:
7.00%, 1/15/24	63,284	69,518
7.50%, 1/15/23-6/15/24	50,187	54,932
8.00%, 5/15/17-4/15/23	37,109	41,044
8.50%, 8/15/17-12/15/17	9,445	10,007
Government National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Series 2002-15, Cl. SM, 61.184%, 2/16/32[5]	251,523	45,981

9    OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS      Continued

	Principal Amount	Value
GNMA/Guaranteed (Continued)
Government National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Series 2002-76, Cl. SY, 63.894%, 12/16/26[5]	$552,165	$98,394
Series 2007-17, Cl. AI, 14.369%, 4/16/37[5]	561,337	93,305
Series 2011-52, Cl. HS, 8.539%, 4/16/41[5]	275,591	47,184
		460,365
Non-Agency—7.2%
Commercial—5.5%
Banc of America Commercial Mortgage Trust:
Series 2006-5, Cl. AM, 5.448%, 9/10/47	85,000	91,132
Series 2006-6, Cl. AM, 5.39%, 10/10/45	530,000	575,367
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-9, Cl. A1, 2.43%, 10/25/35[4]	762,322	751,428
CD Commercial Mortgage Trust, Series 2006-CD2,
Cl. AM, 5.351%, 1/15/46[4]	485,000	521,385
Citigroup Commercial Mortgage Trust:
Series 2008-C7, Cl. AM, 6.132%, 12/1/49[4]	90,000	99,994
Series 20113-GCJ11, 4.607%, 4/10/46[2]	185,000	160,096
COMM Mortgage Trust:
Series 2006-C7, Cl. AM, 5.777%, 6/10/46[4]	855,000	920,429
Series 2012-CR4, Cl. D, 4.577%, 10/15/45[2,4]	185,000	165,061
Series 2012-CR5, Cl. E, 4.335%, 12/10/45[2,4]	225,000	196,666
Series 2013-CR7, Cl. D, 4.36%, 3/10/46[2,4]	200,000	167,141
COMM Mortgage Trust, Interest-Only Stripped Mtg.- Backed Security:
Series 2010-C1, Cl. XPA, 0%, 7/10/46[2,5,6]	2,801,199	111,638
Series 2012-CR5, Cl. XA, 1.184%, 12/10/45[5]	443,247	46,657
Commercial Mortgage Trust, Series 2006-GG7,
Cl. AM, 5.82%, 7/10/38[4]	190,000	207,695
Countrywide Alternative Loan Trust, Series 2006-J2,
Cl. A7, 6%, 4/25/36	12,827	11,615
Countrywide Home Loans, Series 2007-J3, Cl. A9, 6%, 7/1/37	26,688	23,264
Credit Suisse Commercial Mortgage Trust:
Series 2006-6, Cl. 1A4, 6.00%, 7/25/36	256,231	199,241
Series 2006-C1, Cl. AJ, 5.465%, 2/15/39[4]	208,000	221,242
Credit Suisse First Boston Commercial Trust, Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[4]	275,000	290,712
DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.557%, 11/10/46[2,4]	50,000	51,176
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36[4]	256,507	192,393
EverBank Mortgage Loan Trust, Series 2013-1, Cl. A1, 2.25%, 3/25/43[2,4]	428,350	381,424
First Horizon Alternative Mortgage Securities Trust:
Series 2004-FA2, Cl. 3A1, 6.00%, 1/25/35	201,008	200,321
Series 2005-FA8, Cl. 1A6, 0.815%, 11/25/35[4]	194,362	147,553
Series 2005-FA9, Cl. A4A, 5.50%, 12/25/35	17,630	15,591
Series 2007-FA2, Cl. 1A1, 5.50%, 4/1/37	449,041	334,656
Series 2007-FA4, Cl. 1A6, 6.25%, 8/25/37[4]	227,530	190,690
FREMF Mortgage Trust:
Series 2013-K25, Cl. C, 3.618%, 11/25/45[2,4]	60,000	50,208
Series 2013-K26, Cl. C, 3.60%, 12/25/45[2,4]	40,000	33,469
Series 2013-K27, Cl. C, 3.497%, 1/25/46[2,4]	110,000	91,065
Series 2013-K28, Cl. C, 3.494%, 6/25/46[2,4]	110,000	89,674
Series 2013-K712, Cl. C, 3.367%, 5/25/45[2,4]	110,000	99,248
GCCFC Commercial Mortgage Trust:
Series 2007-GG11, Cl. AM, 5.867%, 12/1/49[4]	500,000	549,148
Series 2007-GG9, Cl. AM, 5.475%, 3/10/39	615,000	656,036
GE Capital Commercial Mortgage Corp., Series 2005- C4, Cl. AJ, 5.311%, 11/10/45[4]	430,000	419,047
GS Mortgage Securities Trust:
Series 2006-GG6, Cl. AM, 5.622%, 4/10/38[4]	200,000	216,627
Series 2011-GC3, Cl. A1, 2.331%, 3/10/44[2]	108,953	110,179
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 5.221%, 7/25/35[4]	72,618	71,991
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16, Cl. AJ, 5.623%, 5/12/45	470,000	460,259
Series 2006-LDP8, Cl. AJ, 5.48%, 5/15/45[4]	450,000	469,822

	Principal Amount	Value
Commercial (Continued)
JP Morgan Chase Commercial Mortgage Securities
Trust: Continued
Series 2007-LDPX, Cl. A3S, 5.317%, 1/15/49	$239,954	$239,662
Series 2011-C3, Cl. A1, 1.875%, 2/15/46[2]	116,105	116,619
JP Morgan Mortgage Trust, Series 2007-S3, Cl. 1A90, 7%, 8/25/37	238,522	218,514
JPMorgan Re-Securitization Trust, Series 2009-5, Cl. 1A2, 2.612%, 7/26/36[2,4]	256,801	198,771
MASTR Adjustable Rate Mortgages Trust, Series 2004- 13, Cl. 2A2, 2.644%, 4/21/34[4]	109,968	113,483
Merrill Lynch Mortgage Trust, Series 2006-C2, Cl. AM, 5.782%, 8/12/43[4]	610,000	670,320
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6, Cl. E, 4.664%, 11/15/45[2,4]	95,000	85,312
Series 2013-C7, Cl. D, 4.304%, 2/15/46[2,4]	115,000	99,597
Series 2013-C8, Cl. D, 4.172%, 12/15/48[2,4]	80,000	68,026
Morgan Stanley Capital I Trust:
Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	325,000	353,936
Series 2007-IQ15, Cl. AM, 5.91%, 6/1/49[4]	345,000	372,238
Morgan Stanley Reremic Trust, Series 2012-R3, Cl. 1B, 2.065%, 11/26/36[3,4]	263,373	145,477
Structured Adjustable Rate Mortgage Loan Trust:
Series 2004-10, Cl. 2A, 2.394%, 8/25/34[4]	473,845	461,169
Series 2006-4, Cl. 6A, 5.09%, 5/25/36[4]	141,229	119,176
Series 2007-6, Cl. 3A1, 4.701%, 7/25/37[4]	231,926	182,865
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 4.891%, 5/1/63[2,4]	45,000	39,847
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR14, Cl. 1A4, 2.381%, 12/25/35[4]	115,170	106,373
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1, Cl. 1A1, 2.61%, 2/25/35[4]	47,871	47,867
Series 2005-AR15, Cl. 1A6, 2.607%, 9/25/35[4]	649,134	609,657
Series 2006-AR7, Cl. 2A4, 2.616%, 5/1/36[4]	294,273	274,665
Series 2007-16, Cl. 1A1, 6.00%, 12/28/37	186,475	195,198
Series 2007-AR8, Cl. A1, 5.917%, 11/25/37[4]	683,709	615,446
WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Cl. D, 4.46%, 12/15/45[2,4]	50,000	43,339
Series 2012-C7, Cl. E, 4.848%, 6/15/45[2,4]	80,000	72,864
Series 2012-C8, Cl. E, 4.878%, 8/15/45[2,4]	95,000	87,262
Series 2013-C11, Cl. D, 4.184%, 3/15/45[2,4]	49,000	41,823
Series 2013-C15, Cl. D, 4.486%, 8/15/46[2,4]	225,000	192,345
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 0%, 3/15/44[2,5]	4,001,621	270,748
		15,633,939
Multi-Family—0.2%
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Cl. 1A2A, 5.432%, 6/25/36[4]	135,049	124,147
Countrywide Alternative Loan Trust:
Series 2005-86CB, Cl. A8, 5.50%, 2/25/36	49,127	43,648
Series 2005-J14, Cl. A7, 5.50%, 12/25/35	95,534	82,739
Series 2006-24CB, Cl. A12, 5.75%, 6/25/36	118,114	100,117
JP Morgan Mortgage Trust, Series 2007-A3, Cl. 3A2M, 4.713%, 5/15/37[4]	28,557	27,604
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR2, Cl. 2A3, 2.628%, 3/25/36[4]	59,155	58,587
		436,842
Residential—1.5%
Argent Securities, Inc., Series 2004-W8, Cl. A2, 1.125%, 5/25/34[4]	126,524	122,376
Banc of America Commercial Mortgage Trust, Series 2007-4, Cl. AM, 5.813%, 2/1/51[4]	820,000	906,239
Banc of America Funding Trust:
Series 2007-1, Cl. 1A3, 6.00%, 1/25/37	143,466	126,545
Series 2007-C, Cl. 1A4, 5.359%, 5/20/36[4]	57,313	55,128
Banc of America Mortgage Trust, Series 2004-E,
Cl. 2A6, 2.834%, 6/25/34[4]	157,731	156,374
Carrington Mortgage Loan Trust, Series 2006-FRE1,
Cl. A2, 0.275%, 7/25/36[4]	116,135	113,177

10    OPPENHEIMER CAPITAL INCOME FUND/VA

	Principal Amount	Value
Residential (Continued)
CD Commercial Mortgage Trust, Series 2007-CD4, Cl. AMFX, 5.366%, 12/11/49[4]	$885,000	$917,019
Countrywide Alternative Loan Trust, Series 2005-29CB, Cl. A4, 5%, 7/25/35	581,800	501,420
Countrywide Asset-Backed Certificates:
Series 2005-16, Cl. 2AF2, 5.021%, 5/25/36[4]	234,842	243,415
Series 2006-25, Cl. 2A2, 0.285%, 6/25/47[4]	2,960	2,964
Countrywide Home Loans:
Series 2005-26, Cl. 1A8, 5.50%, 11/1/35	175,126	164,559
Series 2005-29, Cl. A1, 5.75%, 12/25/35	96,658	88,102
Series 2006-17, Cl. A2, 6.00%, 12/25/36	222,880	198,371
Series 2006-6, Cl. A3, 6.00%, 4/25/36	88,708	81,738
GSR Mortgage Loan Trust, Series 2006-5F, Cl. 2A1, 6%, 6/25/36	66,837	65,294
RALI Trust:
Series 2003-QS1, Cl. A2, 5.75%, 1/1/33	63,230	64,542
Series 2006-QS13, Cl. 1A8, 6.00%, 9/1/36	18,034	13,716
Residential Asset Securitization Trust, Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36	28,036	25,401
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR18, Cl. 3A1, 4.202%, 1/1/37[4]	66,668	59,844
Wells Fargo Alternative Loan Trust, Series 2007-PA5, Cl. 1A1, 6.25%, 11/25/37	196,258	178,018
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	73,471	75,784
Series 2006-AR14, Cl. 1A2, 5.584%, 10/1/36[4]	127,562	122,315
		4,282,341
Total Mortgage-Backed Obligations (Cost $76,429,079)		76,579,701

U.S. Government Obligations—0.8%
Federal Home Loan Mortgage Corp. Nts.:
0.875%, 10/14/16-3/7/18	581,000	574,324
1.25%, 5/12/17	55,000	55,405
1.375%, 5/1/20	265,000	248,615
1.75%, 5/30/19	80,000	78,644
2.375%, 1/13/22[10]	611,000	584,283
5.50%, 7/18/16	65,000	72,971
Federal National Mortgage Assn. Nts.:
1.125%, 4/27/17	191,000	191,837
1.625%, 11/27/18	135,000	133,968
1.875%, 9/18/18	117,000	117,850
5.375%, 6/12/17	75,000	85,805
Total U.S. Government Obligations (Cost $2,182,530)		2,143,702

Non-Convertible Corporate Bonds and Notes—25.0%
Consumer Discretionary—3.0%
Auto Components—0.3%
Dana Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/21	439,000	474,120
TRW Automotive, Inc., 4.50% Sr. Unsec. Nts., 3/1/21[2]	290,000	294,350
		768,470
Automobiles—0.9%
Daimler Finance North America LLC:
1.30% Sr. Unsec. Nts., 7/31/15[2]	463,000	465,897
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	252,000	365,946
Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Unsub.
Nts., 8/2/21	973,000	1,103,405
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43[2]	437,000	456,119
		2,391,367
Hotels, Restaurants & Leisure—0.4%
Brinker International, Inc., 2.60% Sr. Unsec. Nts., 5/15/18	151,000	148,709
Carnival Corp., 1.20% Sr. Unsec. Nts., 2/5/16	465,000	463,927
Starwood Hotels & Resorts Worldwide, Inc.:
7.15% Sr. Unsec. Unsub. Nts., 12/1/19	164,000	195,971
7.375% Sr. Unsec. Nts., 11/15/15	172,000	190,836
		999,443

	Principal Amount	Value
Household Durables—0.4%
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	$438,000	$470,850
Toll Brothers Finance Corp., 4% Sr. Unsec. Nts., 12/31/18	463,000	472,260
		943,110
Media—0.5%
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	205,000	284,023
Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	353,000	328,581
Historic TW, Inc.:
8.05% Sr. Unsec. Nts., 1/15/16	77,000	87,159
9.15% Debs., 2/1/23	38,000	50,406
Interpublic Group of Cos., Inc. (The), 6.25% Sr. Unsec. Nts., 11/15/14	155,000	161,781
Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23	496,000	473,680
News America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	168,000	187,281
Time Warner, Inc., 5.35% Sr. Unsec. Nts., 12/15/43	132,000	133,712
WPP Finance 2010, 5.625% Sr. Unsec. Nts., 11/15/43	152,000	150,504
		1,857,127
Multiline Retail—0.3%
Dollar General Corp., 4.125% Sr. Unsec. Nts., 7/15/17	498,000	528,972
Macy’s Retail Holdings, Inc., 5.75% Sr. Unsec. Nts., 7/15/14	414,000	425,134
		954,106
Specialty Retail—0.1%
Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	167,000	169,140
L Brands, Inc., 8.50% Sr. Unsec. Nts., 6/15/19	136,000	163,880
Rent-A-Center, Inc., 4.75% Sr. Unsec. Nts., 5/1/21	480,000	453,000
		786,020
Textiles, Apparel & Luxury Goods—0.1%
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	472,000	449,580
Consumer Staples—1.3%
Beverages—0.5%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	366,000	535,405
Constellation Brands, Inc., 3.75% Sr. Unsec. Nts., 5/1/21	472,000	444,860
Foster’s Finance Corp., 4.875% Sr. Unsec. Nts., 10/1/14[2]	270,000	278,334
SABMiller Holdings, Inc., 4.95% Sr. Unsec. Unsub. Nts., 1/15/42[2]	235,000	233,468
		1,492,067
Food & Staples Retailing—0.2%
Delhaize Group SA, 5.70% Sr. Unsec. Nts., 10/1/40	245,000	232,335
Safeway, Inc., 5.625% Sr. Unsec. Nts., 8/15/14	98,000	100,526
Wal-Mart Stores, Inc., 4% Sr. Unsec. Unsub. Nts., 4/11/43	375,000	333,829
		666,690
Food Products—0.2%
Bunge Ltd. Finance Corp.:
5.10% Sr. Unsec. Unsub. Nts., 7/15/15	381,000	403,454
5.35% Sr. Unsec. Unsub. Nts., 4/15/14	34,000	34,435
8.50% Sr. Unsec. Nts., 6/15/19	270,000	331,891
		769,780
Personal Products—0.2%
Avon Products, Inc., 5% Sr. Unsec. Nts., 3/15/23	496,000	482,378
Tobacco—0.2%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	250,000	390,125
Lorillard Tobacco Co., 3.75% Sr. Unsec. Nts., 5/20/23	269,000	244,974
		635,099
Energy—3.3%
Energy Equipment & Services—0.5%
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	532,000	562,872
Noble Holding International Ltd., 7.375% Sr. Unsec. Nts., 3/15/14	276,000	279,641

11    OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS      Continued

	Principal Amount	Value
Energy Equipment & Services (Continued)
Rowan Cos., Inc., 4.875% Sr. Unsec. Unsub. Nts., 6/1/22	$349,000	$354,255
Weatherford International Ltd., 5.95% Sr. Unsec. Nts., 4/15/42	295,000	295,639
		1,492,407
Oil, Gas & Consumable Fuels—2.8%
Anadarko Petroleum Corp.:
6.20% Sr. Unsec. Nts., 3/15/40	172,000	190,295
7.625% Sr. Unsec. Nts., 3/15/14	206,000	208,749
Canadian Oil Sands Ltd., 6% Sr. Unsec. Nts., 4/1/42[2]	206,000	210,704
Cimarex Energy Co., 5.875% Sr. Unsec. Unsub. Nts., 5/1/22	472,000	502,680
CNOOC Finance 2013 Ltd., 4.25% Sr. Unsec. Unsub. Nts., 5/9/43	164,000	138,212
Continental Resources, Inc., 4.50% Sr. Unsec. Nts., 4/15/23	509,000	516,635
Copano Energy LLC/Copano Energy Finance Corp., 7.125% Sr. Unsec. Unsub. Nts., 4/1/21	657,000	757,168
DCP Midstream LLC, 5.375% Sr. Unsec. Nts., 10/15/15[2]	342,000	363,921
DCP Midstream Operating LP:
2.50% Sr. Unsec. Unsub. Nts., 12/1/17	405,000	403,458
3.875% Sr. Unsec. Nts., 3/15/23	237,000	218,319
Enbridge Energy Partners LP, 5.35% Sr. Unsec. Nts., 12/15/14	209,000	218,081
EnCana Holdings Finance Corp., 5.80% Sr. Unsec. Unsub. Nts., 5/1/14	139,000	141,412
Energy Transfer Partners LP, 8.50% Sr. Unsec. Nts., 4/15/14	180,000	183,800
Origin Energy Finance Ltd., 3.50% Sr. Unsec. Nts., 10/9/18[2]	421,000	423,327
Range Resources Corp., 5.75% Sr. Unsec. Sub. Nts., 6/1/21	435,000	463,275
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[2]	291,000	301,185
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[2]	454,000	455,135
Southwestern Energy Co., 4.10% Sr. Unsec. Nts., 3/15/22	255,000	252,862
Spectra Energy Partners LP:
4.60% Sr. Unsec. Nts., 6/15/21	277,000	287,226
4.75% Sr. Unsec. Nts., 3/15/24	229,000	233,526
Talisman Energy, Inc., 3.75% Sr. Unsec. Nts., 2/1/21	311,000	301,559
Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21	465,000	482,438
Williams Cos., Inc. (The), 3.70% Sr. Unsec. Unsub. Nts., 1/15/23[9]	114,000	99,533
Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[2]	372,000	389,671
		7,743,171
Financials—9.2%
Capital Markets—1.4%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[2]	614,000	717,425
Carlyle Holdings II Finance LLC, 5.625% Sr. Sec. Nts., 3/30/43[2]	243,000	239,773
Deutsche Bank AG, 4.296% Jr. Sub. Nts., 5/24/28[4]	484,000	438,330
Goldman Sachs Capital I, 6.345% Sub. Nts., 2/15/34	469,000	473,306
Goldman Sachs Group, Inc. (The), 2.90% Sr. Unsec. Nts., 7/19/18	814,000	828,859
Lazard Group LLC, 4.25% Sr. Unsec. Nts., 11/14/20	297,000	296,450
Morgan Stanley, 5% Sub. Nts., 11/24/25	465,000	466,576
Northern Trust Corp., 3.95% Sub. Nts., 10/30/25	180,000	175,482
Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	265,000	278,101
		3,914,302
Commercial Banks—3.0%
Amsouth Bank NA, 5.20% Sub. Nts., 4/1/15	276,000	289,198

	Principal Amount	Value
Commercial Banks (Continued)
Barclays Bank plc, 5.14% Sub. Nts., 10/14/20	$460,000	$489,967
BPCE SA, 5.70% Sub. Nts., 10/22/23[2]	465,000	480,010
Commerzbank AG, 8.125% Sub. Nts., 9/19/23[2]	458,000	507,235
Credit Agricole SA, 6.637% Jr. Sub. Perpetual Bonds[2,4,11]	736,000	739,650
HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[4]	1,120,000	1,159,200
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[2]	683,000	776,585
PNC Financial Services Group, Inc. (The), 4.85% Jr. Sub. Perpetual Bonds, Series R4,11	496,000	445,408
Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds[2,4,11]	751,000	786,672
Regions Bank, 7.50% Sub. Nts., 5/15/18	150,000	177,868
Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U4,11	500,000	492,500
Santander Holdings USA, Inc., 3.45% Sr. Unsec. Nts., 8/27/18	166,000	170,358
Santander UK plc, 5% Sub. Nts., 11/7/23[2]	370,000	371,504
Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[2,4,11]	440,000	461,843
SunTrust Banks, Inc., 3.60% Sr. Unsec. Nts., 4/15/16	212,000	223,413
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K4,11	327,000	366,240
		7,937,651
Consumer Finance—0.4%
Ally Financial, Inc., 4.75% Sr. Unsec. Nts., 9/10/18	455,000	477,750
Discover Financial Services, 3.85% Sr. Unsec. Unsub. Nts., 11/21/22	552,000	523,563
		1,001,313
Diversified Financial Services—1.5%
ABN AMRO Bank NV, 2.50% Sr. Unsec. Nts., 10/30/18[2]	750,000	748,755
Citigroup, Inc., 6.675% Sub. Nts., 9/13/43	405,000	466,106
ING Bank NV, 5.80% Sub. Nts., 9/25/23[2]	371,000	388,044
ING US, Inc., 5.65% Jr. Sub. Nts., 5/15/53[4]	495,000	481,511
Leucadia National Corp., 5.50% Sr. Unsec. Nts., 10/18/23	652,000	651,838
Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[2]	736,000	814,183
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Nts., 5/14/38	404,000	521,692
		4,072,129
Insurance—2.2%
Aon plc, 4% Sr. Unsec. Nts., 11/27/23	741,000	727,229
Arch Capital Group US, Inc., 5.144% Sr. Unsec. Nts., 11/1/43	419,000	419,054
CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21	480,000	537,964
5.875% Sr. Unsec. Unsub. Nts., 8/15/20	169,000	192,809
Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[2]	374,000	368,790
Genworth Holdings, Inc., 4.80% Sr. Unsec. Nts., 2/15/24	733,000	724,283
Gulf South Pipeline Co. LP, 5.05% Sr. Unsec. Nts., 2/1/15[2]	260,000	271,089
Liberty Mutual Group, Inc., 4.25% Sr. Unsec. Nts., 6/15/23[2]	380,000	367,028
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[4]	811,000	808,972
Marsh & McLennan Cos., Inc., 5.375% Sr. Unsec. Nts., 7/15/14	64,000	65,550
Prudential Financial, Inc., 5.20% Jr. Sub. Nts., 3/15/44[4]	331,000	321,898
QBE Insurance Group Ltd., 2.40% Sr. Unsec. Nts., 5/1/18[2]	575,000	552,704
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[2,4,11]	780,000	828,360
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[2,4]	437,000	467,590
		6,653,320

12    OPPENHEIMER CAPITAL INCOME FUND/VA

	Principal Amount	Value
Real Estate Investment Trusts (REITs)—0.7%
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	$285,000	$301,456
7.00% Sr. Unsec. Nts., 10/15/17	294,000	339,016
Corrections Corp. of America, 4.125% Sr. Unsec. Nts., 4/1/20	110,000	108,350
Hospitality Properties Trust, 5.125% Sr. Unsec. Nts., 2/15/15	262,000	268,035
Host Hotels & Resorts LP, 3.75% Sr. Unsec. Nts., 10/15/23	328,000	304,225
National Retail Properties, Inc., 6.25% Sr. Unsec. Nts., 6/15/14	211,000	215,951
ProLogis LP, 5.625% Sr. Unsec. Nts., 11/15/16	409,000	455,399
		1,992,432
Health Care—1.1%
Biotechnology—0.3%
Celgene Corp., 3.25% Sr. Unsec. Nts., 8/15/22	522,000	494,371
Gilead Sciences, Inc., 5.65% Sr. Unsec. Unsub. Nts., 12/1/41	247,000	275,032
		769,403
Health Care Equipment & Supplies—0.3%
Boston Scientific Corp., 4.125% Sr. Unsec. Nts., 10/1/23	465,000	461,402
DENTSPLY International, Inc., 2.75% Sr. Unsec. Nts., 8/15/16	425,000	437,558
		898,960
Health Care Providers & Services—0.1%
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[2]	181,000	191,860
Life Sciences Tools & Services—0.1%
Thermo Fisher Scientific, Inc.:
4.15% Sr. Unsec. Nts., 2/1/24	392,000	388,417
5.30% Sr. Unsec. Nts., 2/1/44	165,000	166,883
		555,300
Pharmaceuticals—0.3%
Hospira, Inc., 5.20% Sr. Unsec. Nts., 8/12/20	441,000	457,657
Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Unsub. Nts., 4/15/18[2]	218,000	213,969
Zoetis, Inc., 1.875% Sr. Unsec. Nts., 2/1/18	158,000	156,784
		828,410
Industrials—1.7%
Aerospace & Defense—0.3%
B/E Aerospace, Inc., 5.25% Sr. Unsec. Nts., 4/1/22	444,000	452,880
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	430,000	474,075
		926,955
Building Products—0.2%
Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	505,000	482,398
Commercial Services & Supplies—0.2%
Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	468,000	484,380
Industrial Conglomerates—0.2%
General Electric Capital Corp., 5.25% Jr. Sub. Perpetual Bonds[4,11]	500,000	471,250
Machinery—0.2%
Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23	234,000	231,376
Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23[2]	410,000	400,589
		631,965
Professional Services—0.2%
Nielsen Finance LLC/Nielsen Finance Co., 4.50% Sr. Unsec. Nts., 10/1/20	470,000	459,425
Road & Rail—0.2%
Kansas City Southern Railway Co., 4.30% Sr. Unsec. Nts., 5/15/43[2]	117,000	102,128
Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50% Sr. Unsec. Nts., 7/11/14[2]	289,000	291,390
4.25% Sr. Unsec. Nts., 1/17/23[2]	250,000	243,561
		637,079

	Principal Amount	Value
Trading Companies & Distributors—0.2%
International Lease Finance Corp., 5.875% Sr. Unsec. Unsub. Nts., 4/1/19	$437,000	$467,590
Information Technology—1.0%
Computers & Peripherals—0.3%
Hewlett-Packard Co.:
2.65% Sr. Unsec. Unsub. Nts., 6/1/16	443,000	456,698
4.75% Sr. Unsec. Nts., 6/2/14	144,000	146,321
Seagate HDD Cayman, 3.75% Sr. Unsec. Nts., 11/15/18[2]	410,000	415,638
		1,018,657
Electronic Equipment, Instruments, & Components—0.4%
Amphenol Corp., 4.75% Sr. Unsec. Nts., 11/15/14	79,000	81,648
Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	525,000	537,397
Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	550,000	552,492
		1,171,537
IT Services—0.1%
Fidelity National Information Services, Inc., 3.50% Sr. Unsec. Nts., 4/15/23	244,000	222,486
Office Electronics—0.2%
Xerox Corp., 4.25% Sr. Unsec. Nts., 2/15/15	449,000	465,933
Materials—2.1%
Chemicals—0.4%
LYB International Finance BV, 5.25% Sr. Unsec. Nts., 7/15/43	144,000	144,789
Rockwood Specialties Group, Inc., 4.625% Sr. Unsec. Nts., 10/15/20	450,000	461,812
RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	234,000	213,756
Sherwin-Williams Co. (The), 4% Sr. Unsec. Unsub. Nts., 12/15/42	268,000	230,028
		1,050,385
Construction Materials—0.2%
CRH America, Inc., 4.125% Sr. Unsec. Nts., 1/15/16	440,000	464,478
Containers & Packaging—0.5%
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25% Sr. Unsec. Nts., 2/1/21	428,000	466,520
Packaging Corp. of America, 4.50% Sr. Unsec. Nts., 11/1/23	358,000	359,067
Rock Tenn Co., 3.50% Sr. Unsec. Unsub. Nts., 3/1/20	464,000	456,518
		1,282,105
Metals & Mining—0.8%
Allegheny Technologies, Inc., 5.95% Sr. Unsec. Unsub. Nts., 1/15/21	282,000	292,618
Barrick Gold Corp., 3.85% Sr. Unsec. Nts., 4/1/22	220,000	198,200
Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	159,000	152,611
Cliffs Natural Resources, Inc., 3.95% Sr. Unsec. Unsub. Nts., 1/15/18	440,000	444,531
Freeport-McMoRan Copper & Gold, Inc.:
1.40% Sr. Unsec. Nts., 2/13/15	464,000	466,718
3.875% Sr. Unsec. Nts., 3/15/23	485,000	458,794
Glencore Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	135,000	141,579
6.00% Sr. Unsec. Unsub. Nts., 10/15/15	264,000	285,998
		2,441,049
Paper & Forest Products—0.2%
Georgia-Pacific LLC, 3.734% Sr. Unsec. Nts., 7/15/23[2]	350,000	336,989
International Paper Co., 6% Sr. Unsec. Unsub. Nts., 11/15/41	170,000	184,653
		521,642
Telecommunication Services—1.4%
Diversified Telecommunication Services—1.2%
British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	293,000	437,295
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	405,000	455,625
Koninklijke KPN NV, 7% Sr. Sub. Nts., 3/28/73[2,4]	451,000	457,272

13    OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS        Continued

	Principal Amount	Value
Diversified Telecommunication Services (Continued)
MetroPCS Wireless, Inc., 6.25% Sr. Unsec. Unsub. Nts., 4/1/21[2]	$455,000	$473,769
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	277,000	278,385
Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36	288,000	318,042
Verizon Communications, Inc.:
6.40% Sr. Unsec. Nts., 2/15/38	223,000	250,472
6.55% Sr. Unsec. Nts., 9/15/43	566,000	662,343
		3,333,203
Wireless Telecommunication Services—0.2%
America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	361,000	300,679
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.849% Sr. Sec. Nts., 4/15/23	255,000	238,788
Vodafone Group plc:
4.375% Sr. Unsec. Unsub. Nts., 2/19/43	142,000	122,736
6.25% Sr. Unsec. Nts., 11/30/32	150,000	164,168
		826,371
Utilities—0.9%
Electric Utilities—0.7%
Edison International, 3.75% Sr. Unsec. Unsub. Nts., 9/15/17	491,000	514,807
Exelon Generation Co. LLC, 4.25% Sr. Unsec. Unsub. Nts., 6/15/22	257,000	246,385
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	203,000	199,629
Jersey Central Power & Light Co., 4.70% Sr. Unsec. Nts., 4/1/24[2]	237,000	234,667
PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts., 12/1/22	223,000	210,674
PPL WEM Holdings plc, 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[2]	290,000	308,438
		1,714,600

	Principal Amount	Value

Energy Traders—0.1%

Dayton Power & Light Co., 1.875% Sr. Sec. Nts., 9/15/16[2]	$329,000	$331,882

Multi-Utilities—0.1%

CMS Energy Corp., 5.05% Sr. Unsec. Unsub. Nts., 3/15/22	172,000	185,742

Total Non-Convertible Corporate Bonds and Notes (Cost $70,219,747)		70,837,007

	Shares

Investment Company—7.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[12,13] (Cost $19,917,607)	19,917,607	19,917,607

Total Investments, at Value (Cost $277,456,360)	103.7%	293,696,704

Liabilities in Excess of Other Assets	(3.7)	(10,398,364)

Net Assets	100.0%	$283,298,340

Footnotes to Statement of Investments

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $32,641,058 or 11.52% of the Fund’s net assets as of December 31, 2013.

3. Restricted security. The aggregate value of restricted securities as of December 31, 2013 was $456,240, which represents 0.16% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Credit Acceptance Auto Loan Trust, Series 2013-2A, Cl. B, 2.26%, 10/15/21	10/22/13	$309,913	$309,308	$(605)
Morgan Stanley Reremic Trust, Series 2012-R3, Cl. 1B, 2.065%, 11/26/36	10/24/12	131,537	145,477	13,940
Santander Drive Auto Receivables Trust, Series 2011-S2A, Cl. D, 3.35%, 6/15/17	5/19/11-4/9/13	1,454	1,455	1

		$442,904	$456,240	$13,336

4. Represents the current interest rate for a variable or increasing rate security.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $2,502,370 or 0.88% of the Fund’s net assets as of December 31, 2013.

6. Interest rate is less than 0.0005%.

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $130,462 or 0.05% of the Fund’s net assets as of December 31, 2013.

8. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

9. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after December 31, 2013. See Note 1 of the accompanying Notes.

14    OPPENHEIMER CAPITAL INCOME FUND/VA

Footnotes to Statement of Investments (Continued)

10. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $584,283. See Note 6 of the accompanying Notes.

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

12. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2012	Gross Additions	Gross Reductions	Shares December 31, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	19,691,265	42,627,851	42,401,509	19,917,607

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$19,917,607	$24,668

13.	Rate shown is the 7-day yield as of December 31, 2013.

Futures Contracts as of December 31, 2013:

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Unrealized Appreciation (Depreciation)
U.S. Treasury Long Bonds	CBT	Buy	3/20/14	41	$(33,241)
U.S. Treasury Nts., 2 yr.	CBT	Buy	3/31/14	40	(12,447)
U.S. Treasury Nts., 5 yr.	CBT	Sell	3/31/14	87	133,634
U.S. Treasury Nts., 10 yr.	CBT	Buy	3/20/14	40	(52,824)
U.S. Treasury Ultra Bonds	CBT	Buy	3/20/14	34	(90,553)

					$(55,431)

Glossary:

Exchange Abbreviations:
CBT	Chicago Board of Trade

See accompanying Notes to Financial Statements.

15    OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2013

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $257,538,753)	$273,779,097
Affiliated companies (cost $19,917,607)	19,917,607

293,696,704

Cash	29,093,735

Receivables and other assets:
Investments sold (including $7,647,296 sold on a when-issued or delayed delivery basis)	8,709,512
Interest, dividends and principal paydowns	1,203,496
Variation margin receivable	8,156
Other	37,015

Total assets	332,748,618

Liabilities
Payables and other liabilities:
Investments purchased (including $48,496,502 purchased on a when-issued or delayed delivery basis)	49,154,122
Shares of beneficial interest redeemed	119,536
Variation margin payable	53,719
Trustees’ compensation	32,664
Transfer and shareholder servicing agent fees	24,047
Distribution and service plan fees	15,343
Shareholder communications	13,202
Other	37,645

Total liabilities	49,450,278

Net Assets	$283,298,340

Composition of Net Assets
Par value of shares of beneficial interest	$20,539

Additional paid-in capital	294,341,156

Accumulated net investment income	5,608,389

Accumulated net realized loss on investments and foreign currency transactions	(32,857,045)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	16,185,301

Net Assets	$283,298,340

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $213,696,987 and 15,444,685 shares of beneficial interest outstanding)	$13.84

Service Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $69,601,353 and 5,094,693 shares of beneficial interest outstanding)	$13.66

See accompanying Notes to Financial Statements.

16    OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF OPERATIONS    For the Year Ended December 31, 2013

Investment Income
Interest	$5,199,154

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $14,447)	2,157,428
Affiliated companies	24,668

Total investment income	7,381,250

Expenses
Management fees	2,156,897

Distribution and service plan fees:
Service shares	181,283

Transfer and shareholder servicing agent fees:
Non-Service shares	218,668
Service shares	72,521

Shareholder communications:
Non-Service shares	35,208
Service shares	11,656

Custodian fees and expenses	31,298

Trustees’ compensation	16,208

Other	55,800

Total expenses	2,779,539
Less waivers and reimbursements of expenses	(646,006)

Net expenses	2,133,533

Net Investment Income	5,247,717

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	39,702,555
Closing and expiration of futures contracts	(1,863,466)
Foreign currency transactions	4,746
Swap contracts	(129,384)

Net realized gain	37,714,451

Net change in unrealized appreciation/depreciation on:
Investments	(7,250,252)
Translation of assets and liabilities denominated in foreign currencies	107,775
Futures contracts	(56,087)

Net change in unrealized appreciation/depreciation	(7,198,564)

Net Increase in Net Assets Resulting from Operations	$35,763,604

See accompanying Notes to Financial Statements.

17      OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations
Net investment income	$5,247,717	$6,382,885

Net realized gain	37,714,451	10,623,927

Net change in unrealized appreciation/depreciation	(7,198,564)	11,671,534

Net increase in net assets resulting from operations	35,763,604	28,678,346

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(5,107,178)	(3,027,836)
Service shares	(1,549,784)	(910,776)

	(6,656,962)	(3,938,612)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(26,201,767)	72,773,444
Service shares	(10,510,886)	(12,542,888)

	(36,712,653)	60,230,556

Net Assets
Total increase (decrease)	(7,606,011)	84,970,290

Beginning of period	290,904,351	205,934,061

End of period (including accumulated net investment income of $5,608,389 and $6,595,479, respectively)	$283,298,340	$290,904,351

See accompanying Notes to Financial Statements.

18      OPPENHEIMER CAPITAL INCOME FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$12.52	$11.30	$11.47	$10.30	$8.45

Income (loss) from investment operations:
Net investment income[2]	0.25	0.29	0.20	0.23	0.25
Net realized and unrealized gain (loss)	1.38	1.09	(0.11)	1.09	1.60

Total from investment operations	1.63	1.38	0.09	1.32	1.85

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.31)	(0.16)	(0.26)	(0.15)	0.00

Net asset value, end of period	$13.84	$12.52	$11.30	$11.47	$10.30

Total Return, at Net Asset Value[3]	13.17%	12.34%	0.72%	12.91%	21.89%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$213,697	$218,032	$128,383	$150,622	$159,797

Average net assets (in thousands)	$218,090	$191,416	$141,848	$151,620	$159,013

Ratios to average net assets:[4]
Net investment income	1.87%	2.46%	1.70%	2.13%	2.71%
Total expenses[5]	0.89%	0.90%	0.91%	0.91%	0.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.66%	0.66%	0.67%	0.65%	0.60%

Portfolio turnover rate[6]	187%	110%	102%	54%	87%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2013	0 .90%
Year Ended December 31, 2012	0 .91%
Year Ended December 30, 2011	0 .93%
Year Ended December 31, 2010	0 .92%
Year Ended December 31, 2009	0 .91%
6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:
	Purchase Transactions	Sale Transactions

Year Ended December 31, 2013	$794,398,216	$800,879,825
Year Ended December 31, 2012	$555,111,600	$549,805,766
Year Ended December 30, 2011	$450,804,195	$453,759,282
Year Ended December 31, 2010	$412,930,431	$414,511,903
Year Ended December 31, 2009	$504,698,365	$520,212,670

See accompanying Notes to Financial Statements.

19      OPPENHEIMER CAPITAL INCOME FUND/VA

FINANCIAL HIGHLIGHTS

Service Shares	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$12.37	$11.17	$11.35	$10.19	$8.38

Income (loss) from investment operations:
Net investment income[2]	0.21	0.26	0.16	0.20	0.22
Net realized and unrealized gain (loss)	1.36	1.08	(0.11)	1.08	1.59

Total from investment operations	1.57	1.34	0.05	1.28	1.81

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.28)	(0.14)	(0.23)	(0.12)	0.00

Net asset value, end of period	$13.66	$12.37	$11.17	$11.35	$10.19

Total Return, at Net Asset Value[3]	12.83%	12.11%	0.38%	12.68%	21.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$69,601	$72,872	$77,551	$89,580	$88,746

Average net assets (in thousands)	$72,332	$76,257	$85,157	$87,280	$77,101

Ratios to average net assets:[4]
Net investment income	1.62%	2.18%	1.45%	1.87%	2.42%
Total expenses[5]	1.15%	1.16%	1.16%	1.16%	1.15%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.92%	0.92%	0.92%	0.90%	0.85%

Portfolio turnover rate[6]	187%	110%	102%	54%	87%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2013	1 .16%
Year Ended December 31, 2012	1 .17%
Year Ended December 30, 2011	1 .18%
Year Ended December 31, 2010	1 .17%
Year Ended December 31, 2009	1 .17%
6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:
	Purchase Transactions	Sale Transactions

Year Ended December 31, 2013	$794,398,216	$800,879,825
Year Ended December 31, 2012	$555,111,600	$549,805,766
Year Ended December 30, 2011	$450,804,195	$453,759,282
Year Ended December 31, 2010	$412,930,431	$414,511,903
Year Ended December 31, 2009	$504,698,365	$520,212,670

See accompanying Notes to Financial Statements.

20      OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS      December 31, 2013

1. Significant Accounting Policies

Oppenheimer Capital Income Fund/VA (the “Fund”), formerly Oppenheimer Balanced Fund/VA, is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of December 31, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$48,496,502
Sold securities	7,647,296

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

21      OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS      Continued

1. Significant Accounting Policies (Continued)

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$5,621,394	$—	$32,864,475	$16,202,654

1. As of December 31, 2013, the Fund had $32,864,475 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2015	$6,646,488
2016	3,323,244
2017	22,894,743

Total	$32,864,475

Of these losses, $9,969,732 are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $3,323,244 per year.

2. During the fiscal year ended December 31, 2013, the Fund utilized $36,236,660 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended December 31, 2012, the Fund utilized $4,569,082 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2013. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments

$27,060	$422,155	$395,095

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

	Year Ended December 31, 2013	Year Ended December 31, 2012

Distributions paid from:
Ordinary income	$6,656,962	$3,938,612

22      OPPENHEIMER CAPITAL INCOME FUND/VA

1. Significant Accounting Policies (Continued)

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$277,494,379
Federal tax cost of other investments	13,227,559

Total federal tax cost	$290,721,938

Gross unrealized appreciation	$19,721,086
Gross unrealized depreciation	(3,518,432)

Net unrealized appreciation	$16,202,654

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

23    OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS      Continued

2. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a

24      OPPENHEIMER CAPITAL INCOME FUND/VA

2. Securities Valuation (Continued)

standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$12,033,742	$—	$—	$12,033,742
Consumer Staples	6,789,587	2,654,657	—	9,444,244
Energy	9,528,393	—	—	9,528,393
Financials	17,520,018	—	—	17,520,018
Health Care	14,015,017	—	—	14,015,017
Industrials	13,074,606	—	—	13,074,606
Information Technology	16,177,101	—	—	16,177,101
Materials	4,476,698	—	—	4,476,698
Telecommunication Services	2,378	—	—	2,378
Utilities	1,407,024	—	—	1,407,024
Asset-Backed Securities	—	26,539,466	—	26,539,466
Mortgage-Backed Obligations	—	76,579,701	—	76,579,701
U.S. Government Obligations	—	2,143,702	—	2,143,702
Non-Convertible Corporate Bonds and Notes	—	70,837,007	—	70,837,007
Investment Company	19,917,607	—	—	19,917,607
Total Investments, at Value	114,942,171	178,754,533	—	293,696,704
Other Financial Instruments:
Variation margin receivable	8,156	—	—	8,156
Total Assets	$114,950,327	$178,751,213	$—	$293,704,860
Liabilities Table
Other Financial Instruments:
Variation margin payable	$(53,719)	$—	$—	$(53,719)
Total Liabilities	$(53,719)	$—	$—	$(53,719)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3.  Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

25    OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS      Continued

3. Shares of Beneficial Interest (Continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	172,668	$2,290,240	245,214	$2,929,071
Dividends and/or distributions reinvested	387,201	5,107,178	261,020	3,027,836
Acquisition—Note 8	—	—	8,473,818	101,940,025
Redeemed	(2,531,989)	(33,599,185)	(2,929,508)	(35,123,488)

Net increase (decrease)	(1,972,120)	$(26,201,767)	6,050,544	$72,773,444

Service Shares
Sold	183,862	$2,416,107	297,913	$3,538,468
Dividends and/or distributions reinvested	118,848	1,549,784	79,405	910,776
Redeemed	(1,100,257)	(14,476,777)	(1,428,994)	(16,992,132)

Net decrease	(797,547)	$(10,510,886)	(1,051,676)	$(12,542,888)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2013 were as follows:

	Purchases	Sales

Investment securities	$447,518,296	$512,907,736
U.S. government and government agency obligations	7,635,915	4,161,099
To Be Announced (TBA) mortgage-related securities	794,398,216	800,879,825

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not

26      OPPENHEIMER CAPITAL INCOME FUND/VA

5. Fees and Other Transactions with Affiliates (Continued)

exceed the annual rate of 0.67% for Non-Service shares and 0.92% for Service shares. During the year ended December 31, 2013, the Manager waived fees and/or reimbursed the Fund $469,413 and $155,544 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2013, the Manager waived fees and/or reimbursed the Fund $21,049 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains

27      OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS      Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the year ended December 31, 2013, the Fund had an ending monthly average market value of $15,041,246 and $15,732,851 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. Daily changes in the value of cleared swaps are reported as variation margin receivable or payable on the Statement of Assets and Liabilities. The values of OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

For the year ended December 31, 2013, the Fund had ending monthly average notional amounts of $646,154 on credit default swaps to buy protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of December 31, 2013, the Fund had no such credit default swap agreements outstanding.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

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6. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of December 31, 2013:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Variation margin receivable	$8,156 *	Variation margin payable	$53,719*

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

29      OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS      Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as	Closing and expiration
Hedging Instruments	of futures contracts	Swap contracts	Total
Credit contracts	$—	$(129,384)	$(129,384)
Interest rate contracts	(1,863,466)	—	(1,863,466)

Total	$(1,863,466)	$(129,384)	$(1,992,850)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as
Hedging Instruments	Futures contracts		Total
Interest rate contracts	$(56,087)		$(56,087)

7. Restricted Securities

As of December 31, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

8. Acquisition of Total Return Portfolio

On April 26, 2012, the Fund acquired all of the net assets of Total Return Portfolio at fair market value, pursuant to an Agreement and Plan of Reorganization approved by the Total Return Portfolio shareholders on April 20, 2012. The purpose of this acquisition is to combine two funds with similar investment objectives, strategies and risks to allow shareholders to benefit from greater asset growth potential, as well as lowered total expenses. The transaction qualified as a tax-free reorganization, (the “merger”) for federal income tax purposes allowing the Fund to use the original cost basis of the investments received to calculate subsequent gains and losses for tax reporting purposes.

Details of the merger are shown in the following table:

	Exchange Ratio to One Share of the Total Return Portfolio	Shares of Beneficial Interest Issued by the Fund	Value of Issued Shares of Beneficial Interest	Combined Net Assets on April 26, 2012[1]
Total Return Portfolio fund shares merged into the Non-Service Shares	0.1049625104	8,473,818	$101,940,025	$230,906,772

1. The net assets acquired included net unrealized appreciation of $6,091,953 and an unused capital loss carryforward of $46,084,065, potential utilization subject to tax limitations.

9. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

30      OPPENHEIMER CAPITAL INCOME FUND/VA

9. Pending Litigation (Continued)

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On January 7, 2014, the appellate court affirmed the trial court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

31    OPPENHEIMER CAPITAL INCOME FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Capital Income Fund/VA formerly, Oppenheimer Balanced Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Capital Income Fund/VA as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 14, 2014

32    OPPENHEIMER CAPITAL INCOME FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2014, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2013.

Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2013 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 29.73% to arrive at the amount eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

33    OPPENHEIMER CAPITAL INCOME FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADIVSORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Krishna Memani and Magnus Krantz, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Manager provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other moderate allocation funds underlying variable insurance products. The Board considered that the Fund outperformed its performance category median during the three-year period and slightly underperformed during the one-year period. The Board also noted that the Fund underperformed its performance category median during the five- and ten-year periods. The Board noted the appointment on April 1, 2009 of a new portfolio manager for the Fund and of the head of the Investment Grade Fixed Income Team to oversee the Fund’s investments.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other moderate allocation funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s contractual management fee was higher than its respective peer group median and category median. Within the total asset range of $250 million to $500 million, the Fund’s effective rate was higher than its peer group median and category median. The Board considered that the Fund’s total expenses after waivers were lower than its peer group median and category median. The Board noted that the Manager has contractually agreed to waive a portion of the management fee so that total annual fund operating expenses will not exceed 0.67% of average annual net assets for Non-Service Shares and 0.92% of average annual net assets for Service Shares. This contractual expense limitation may not be amended or withdrawn until one year after the date of the Fund’s prospectus.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

34    OPPENHEIMER CAPITAL INCOME FUND/VA

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

35    OPPENHEIMER CAPITAL INCOME FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

36    OPPENHEIMER CAPITAL INCOME FUND/VA

TRUSTEES AND OFFICERS        Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Year of Birth: 1938	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary

37      OPPENHEIMER CAPITAL INCOME FUND/VA

TRUSTEES AND OFFICERS        Unaudited / Continued

Robert J. Malone, Continued	of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 43 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Emeritus Trustee (since 2006), Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Year of Birth: 1958	Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 90 portfolios in the OppenheimerFunds complex.

38      OPPENHEIMER CAPITAL INCOME FUND/VA

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Krantz, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Krishna Memani, Vice President (since 2009) Year of Birth: 1960	President of the Sub-Adviser (since January 2013); Executive Vice President of the Manager (since January 2014) and Chief Investment Officer of the OppenheimerFunds advisory entities (since January 2014). Chief Investment Officer, Fixed Income of the Sub-Adviser (January 2013-December 2013); Head of the Investment Grade Fixed Income Team of the Sub-Adviser (March 2009-January 2014); Director of Fixed Income of the Sub-Adviser (October 2010-December 2012); Senior Vice President of the Sub-Adviser (March 2009-December 2012) and Senior Vice President of OFI Global Institutional, Inc. (April 2009-December 2012). Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Magnus Krantz, Vice President (since 2013) Year of Birth: 1967	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since November 2012); sector manager for technology for the Sub-Adviser’s Main Street Investment Team (since May 2009). Prior to joining the Sub-Adviser, Mr. Krantz was a sector manager at RS Investment and Guardian Life Insurance Company. Mr. Krantz joined Guardian Life Insurance Company in December 2005 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Portfolio manager and analyst at Citigroup Asset Management (1998-2005) and as a consultant at Price Waterhouse (1997-1998). He also served as product development engineer at Newbridge Networks (1993-1996) and as a software engineer at Mitel Corporation (1990-1993). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 90 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 90 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 90 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 90 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

39      OPPENHEIMER CAPITAL INCOME FUND/VA

OPPENHEIMER CAPITAL INCOME FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2014 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

December 31, 2013
Oppenheimer Capital Appreciation Fund/VA A Series of Oppenheimer Variable Account Funds	Annual Report

ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Financial Statements

Portfolio Manager: Michael Kotlarz

Average Annual Total Returns

For the Periods Ended 12/31/13

	1-Year	5-Year	10-Year
Non-Service Shares	29.74%	18.27%	5.73%
Service Shares	29.43%	17.98%	5.46%

Performance data quoted represents past performance, which does not guarantee future results.    The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

TOP TEN COMMON STOCK HOLDINGS
Apple, Inc.	6.5%
Google, Inc., Cl. A	4.3
Biogen Idec, Inc.	3.4
Facebook, Inc., Cl. A	3.2
Gilead Sciences, Inc.	3.1
Walt Disney Co. (The)	3.0
MasterCard, Inc., Cl. A	2.5
Celgene Corp.	2.2
Amazon.com, Inc.	2.2
Twenty-First Century Fox, Inc., Cl. B	2.2

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2013, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2013, and are based on the total market value of common stocks.

2    OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a total return of 29.74% during the one-year reporting period ended December 31, 2013, underperforming the Russell 1000 Growth Index (the “Index”), which returned 33.48%. The Fund’s underperformance stemmed primarily from weaker relative stock selection in the information technology, energy and consumer discretionary sectors. The Fund outperformed the Index in financials and industrials due to stronger relative stock selection. In addition, an overweight position in health care and not holding any investments in telecommunication services benefited relative performance this period. The Fund also underperformed the S&P 500 Index, which returned 32.39%.

MARKET OVERVIEW

Equities in the U.S. and developed markets throughout the world delivered strong performance in 2013. Accommodative monetary policies on the part of central banks in the U.S., Europe and Japan, combined with supportive equity valuations relative to bonds, were instrumental in this performance. Signs that the U.S. economy was on the mend, demonstrated by rising house prices, also helped sentiment toward stocks. While equities performed well for the year, numerous concerns remained. Namely, in late May, remarks by Federal Reserve (“Fed”) chairman Ben Bernanke were widely interpreted as a signal that U.S. monetary policymakers would begin to back away from their quantitative easing program sooner than expected, sparking heightened volatility in financial markets throughout the world. Additionally, fears began to creep into the market about a possible slowdown in the world’s emerging economies. However, market conditions generally stabilized over the summer of 2013. While the Fed unexpectedly refrained from reducing its monthly bond purchases in September, in December, the Central Bank announced that it would reduce its monthly bond purchases by $10 billion, from $85 billion to $75 billion, starting in January 2014. The Fed also announced that it would continue to hold short-term interest rates at very low levels until unemployment in the United States subsided below 6.5%. This was lower than its earlier 7% target.

TOP INDIVIDUAL CONTRIBUTORS

During the reporting period, the top performing stock holding for the Fund was Google, Inc. Google, the leading internet search engine, benefited from momentum in its continued campaign to enhance price utilization for its mobile searches. While the company has struggled with declining mobile premiums, it staved off a dent in revenue by selling more ads at a faster rate. The volume of clicks on advertisements climbed at the fastest pace in 2013, compensating for a drop in average-ad prices.

    Also contributing positively to performance were health care stocks Biogen Idec, Inc. and Vertex Pharmaceuticals, Inc., and consumer discretionary holding The Walt Disney Co. Biogen Idec is a global biotechnology company that benefited from strong sales of its multiple-sclerosis treatment Tecfidera. Vertex Pharmaceuticals, a developer of small molecule pharmaceuticals for multiple diseases, released data on a compound that it was developing that showed robust benefits for cystic fibrosis patients. This positive data also boosted optimism around the entire platform of cystic fibrosis drugs that Vertex is developing. Walt Disney produces movies, television programs, musical recordings, books, magazines, and merchandise for entertainment and education. It also operates distribution channels such as television networks, theme parks, hotels, cruise lines, retail stores and classrooms. The company’s major investments in a new cruise ship and multiple amusement park upgrades in 2012 started to pay off in 2013.

TOP INDIVIDUAL DETRACTORS

Detractors from performance this period included information technology stocks Teradata Corp., Cognizant Technology Solutions Corp. and VMware, Inc. Teradata, a provider of analytic data solutions through its database management service, warned third quarter results would miss analysts’ expectations and cut its full-year outlook, saying sales were weak outside the U.S. and Europe. Management noted that international macro challenges were delaying some opportunities. Cognizant Technology Solutions is a multinational information technology, consulting and business process outsourcing company that experienced declines in April. VMware, a provider for server virtualization software, suffered from concerns that the company was losing market share in its core server virtualization market. We exited all three stocks during the reporting period.

STRATEGY & OUTLOOK

The Fund continues to operate with the philosophy that long-term market outperformance can be achieved by investing in a managed portfolio of high quality growth stocks. We combine strategic top-down sector analysis with bottom up fundamental research, focusing on high quality companies with historically consistent growth and capital discipline.

    Uncertainty about the Eurozone crisis, questions regarding the collateral impact of the reduction of the Federal Reserve’s “Quantitative Easing” program, and the risk of deceleration in China continues to weigh on the global economy. The U.S. economy remains resilient, but continues to grow at a below normal expansionary pace and with subpar labor participation. The U.S. economy has been supported by strong productivity gains, low structural energy costs and a relatively attractive currency. Looking forward, we expect the U.S. economy to retain many of these issues and for the markets to reward those companies

3    OPPENHEIMER CAPITAL APPRECIATION FUND/VA

demonstrating consistent quality, growth, and innovation. We expect that companies with capital discipline, strong management, and sustainable competitive advantages have the greatest prospects for outperformance over time.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2013. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

    The Fund’s performance is compared to the performance of the S&P 500 Index and the Russell 1000 Growth Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Indices are unmanaged and cannot be purchased directly by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

4    OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Performance data quoted represents past performance, which does not guarantee future results.    The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800. 988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5    OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During 6 Months Ended December 31, 2013
Non-Service shares	$1,000.00	$1,193.70	$4.49
Service shares	1,000.00	1,192.00	5.93

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.12	4.13
Service shares	1,000.00	1,019.81	5.46

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2013 are as follows:

Class	Expense Ratios
Non-Service shares	0.81%
Service shares	1.07

The expense ratios reflect contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, unless approved by the Board of Trustees. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6    OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2013

	Shares	Value
Common Stocks—100.4%
Consumer Discretionary—18.5%
Hotels, Restaurants & Leisure—0.5%
Chipotle Mexican Grill, Inc.[1]	9,790	$5,215,916
Internet & Catalog Retail—4.4%
Amazon.com, Inc.[1]	54,694	21,811,420
Priceline.com, Inc.[1]	8,960	10,415,104
TripAdvisor, Inc.[1]	131,010	10,851,558
		43,078,082
Media—6.4%
Time Warner, Inc.	176,280	12,290,242
Twenty-First Century Fox, Inc., Cl. B	627,140	21,699,044
Walt Disney Co. (The)	382,930	29,255,852
		63,245,138
Specialty Retail—4.6%
Home Depot, Inc. (The)	176,600	14,541,244
O’Reilly Automotive, Inc.[1]	39,740	5,114,935
Tiffany & Co.	117,030	10,858,043
TJX Cos., Inc. (The)	226,050	14,406,167
		44,920,389
Textiles, Apparel & Luxury Goods—2.6%
Nike, Inc., Cl. B	224,170	17,628,729
VF Corp.	125,480	7,822,423
		25,451,152
Consumer Staples—7.6%
Beverages—2.6%
Brown-Forman Corp., Cl. B	143,115	10,815,201
SABMiller plc	292,440	15,060,158
		25,875,359
Food & Staples Retailing—3.1%
Costco Wholesale Corp.	95,590	11,376,166
CVS Caremark Corp.	261,620	18,724,143
		30,100,309
Food Products—1.9%
Flowers Foods, Inc.	119,250	2,560,297
Hershey Co. (The)	48,420	4,707,877
J.M. Smucker Co. (The)	105,370	10,918,439
		18,186,613
Energy—5.7%
Energy Equipment & Services—2.8%
Ensco plc, Cl. A	40,440	2,312,359
Halliburton Co.	255,860	12,984,895
Noble Corp. plc	63,210	2,368,479
Oceaneering International, Inc.	136,360	10,756,077
		28,421,810
Oil, Gas & Consumable Fuels—2.9%
Antero Resources Corp.[1]	98,110	6,224,098
EOG Resources, Inc.	40,630	6,819,339
Noble Energy, Inc.	91,430	6,227,297
Pioneer Natural Resources Co.	52,490	9,661,834
		28,932,568
Financials—7.8%
Capital Markets—6.0%
Ameriprise Financial, Inc.	127,280	14,643,564
Charles Schwab Corp. (The)	497,880	12,944,880
Goldman Sachs Group, Inc. (The)	67,980	12,050,135
Invesco Ltd.	296,230	10,782,772
Northern Trust Corp.	139,230	8,616,945
		59,038,296
Insurance—1.6%
Aon plc	186,040	15,606,896
Real Estate Investment Trusts (REITs)—0.2%
American Tower Corp., Cl. A	24,790	1,978,738
Health Care—20.5%
Biotechnology—11.1%
Amgen, Inc.	98,950	11,296,132
Biogen Idec, Inc.[1]	121,250	33,919,687
Celgene Corp.[1]	131,337	22,190,700
Gilead Sciences, Inc.[1]	408,750	30,717,563

	Shares	Value
Biotechnology (Continued)
Vertex Pharmaceuticals, Inc.[1]	172,710	$12,832,353
		110,956,435
Health Care Equipment & Supplies—1.7%
Becton Dickinson & Co.	54,060	5,973,089
Medtronic, Inc.	197,640	11,342,560
		17,315,649
Health Care Providers & Services—1.6%
UnitedHealth Group, Inc.	209,130	15,747,489
Health Care Technology—0.8%
Cerner Corp.[1]	143,620	8,005,379
Life Sciences Tools & Services—0.6%
Thermo Fisher Scientific, Inc.	49,590	5,521,847
Pharmaceuticals—4.7%
Allergan, Inc.	31,510	3,500,131
Bristol-Myers Squibb Co.	336,870	17,904,640
Pfizer, Inc.	499,390	15,296,316
Roche Holding AG	35,119	9,844,452
		46,545,539
Industrials—9.2%
Aerospace & Defense—3.4%
B/E Aerospace, Inc.[1]	141,170	12,286,025
Honeywell International, Inc.	45,070	4,118,046
Precision Castparts Corp.	66,430	17,889,599
		34,293,670
Airlines—0.4%
Copa Holdings SA, Cl. A	25,380	4,063,592
Building Products—0.9%
Allegion plc[1]	75,379	3,330,998
Fortune Brands Home & Security, Inc.	135,040	6,171,328
		9,502,326
Electrical Equipment—0.7%
AMETEK, Inc.	134,510	7,084,642
Machinery—2.6%
Ingersoll-Rand plc	226,150	13,930,840
Parker Hannifin Corp.	93,290	12,000,826
		25,931,666
Trading Companies & Distributors—1.2%
United Rentals, Inc.[1]	154,020	12,005,859
Information Technology—28.8%
Communications Equipment—1.3%
Cisco Systems, Inc.	582,570	13,078,696
Computers & Peripherals—9.8%
Apple, Inc.	114,510	64,252,706
EMC Corp.	827,620	20,814,643
Western Digital Corp.	136,230	11,429,697
		96,497,046
Internet Software & Services—9.5%
Facebook, Inc., Cl. A1	584,090	31,926,359
Google, Inc., Cl. A1	37,800	42,362,838
LinkedIn Corp., Cl. A1	90,680	19,662,144
		93,951,341
IT Services—4.8%
FleetCor Technologies, Inc.[1]	45,020	5,274,993
MasterCard, Inc., Cl. A	29,250	24,437,205
Visa, Inc., Cl. A	79,237	17,644,495
		47,356,693
Semiconductors & Semiconductor Equipment—0.8%
Xilinx, Inc.	177,420	8,147,126
Software—2.6%
Autodesk, Inc.[1]	382,790	19,265,821
Salesforce.com, Inc.[1]	123,120	6,794,993
		26,060,814
Materials—2.3%
Chemicals—2.3%
Ecolab, Inc.	48,600	5,067,522
PPG Industries, Inc.	95,100	18,036,666
		23,104,188
Total Common Stocks (Cost $680,044,329)		995,221,263

7    OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS  Continued

	Shares	Value
Investment Company—0.4%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[2,3]
(Cost $3,644,176)	3,644,176	$ 3,644,176
Total Investments, at Value (Cost $683,688,505)	100.8%	998,865,439
Liabilities in Excess of Other Assets	(0.8)	(7,744,230)

Net Assets	100.0%	$ 991,121,209

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2012	Gross Additions	Gross Reductions	Shares December 31, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	11,345,499	187,682,000	195,383,323	3,644,176

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$ 3,664,176	$ 9,263

3. Rate shown is the 7-day yield as of December 31, 2013.

See accompanying Notes to Financial Statements.

8    OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2013

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $680,044,329)	$ 995,221,263
Affiliated companies (cost $3,644,176)	3,644,176

998,865,439
Receivables and other assets:
Dividends	1,113,068
Shares of beneficial interest sold	42,318
Other	61,473

Total assets	1,000,082,298

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	8,664,624
Transfer and shareholder servicing agent fees	83,278
Distribution and service plan fees	78,664
Trustees’ compensation	59,634
Shareholder communications	42,775
Other	32,114

Total liabilities	8,961,089

Net Assets	$ 991,121,209

Composition of Net Assets
Par value of shares of beneficial interest	$ 17,179
Additional paid-in capital	650,565,501
Accumulated net investment income	1,964,801
Accumulated net realized gain on investments and foreign currency transactions	23,381,464
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	315,192,264

Net Assets	$ 991,121,209

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $626,906,811 and 10,830,884 shares of beneficial interest outstanding)	$57.88

Service Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $364,214,398 and 6,348,319 shares of beneficial interest outstanding)	$57.37

See accompanying Notes to Financial Statements.

9    OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2013

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $172,752)	$ 12,032,149
Affiliated companies	9,263
Interest	35

Total investment income	12,041,447

Expenses
Management fees	6,617,072
Distribution and service plan fees - Service shares	923,701
Transfer and shareholder servicing agent fees:
Non-Service shares	595,558
Service shares	367,287
Shareholder communications:
Non-Service shares	56,956
Service shares	34,965
Custodian fees and expenses	19,908
Trustees’ compensation	49,184
Other	72,125

Total expenses	8,736,756
Less waivers and reimbursements of expenses	(70,336)

Net expenses	8,666,420

Net Investment Income	3,375,027

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies	226,951,848
Foreign currency transactions	5,200

Net realized gain	226,957,048
Net change in unrealized appreciation/depreciation on:
Investments	22,263,947
Translation of assets and liabilities denominated in foreign currencies	(2,617,566)

Net change in unrealized appreciation/depreciation	19,646,381

Net Increase in Net Assets Resulting from Operations	$ 249,978,456

See accompanying Notes to Financial Statements.

10    OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations
Net investment income	$3,375,027	$ 8,440,486
Net realized gain	226,957,048	98,112,908
Net change in unrealized appreciation/depreciation	19,646,381	28,160,875

Net increase in net assets resulting from operations	249,978,456	134,714,269

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(5,856,634)	(3,878,051)
Service shares	(2,798,285)	(1,503,957)

	(8,654,919)	(5,382,008)

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Non-Service shares	(96,658,801)	(144,652,286)
Service shares	(93,891,544)	(57,530,166)

	(190,550,345)	(202,182,452)

Net Assets
Total increase (decrease)	50,773,192	(72,850,191)
Beginning of period	940,348,017	1,013,198,208

End of period (including accumulated net investment income of $ 1,964,801 and $ 7,239,493, respectively)	$991,121,209	$ 940,348,017

See accompanying Notes to Financial Statements.

11    OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$45.06	$39.75	$40.35	$36.94	$ 25.67
Income (loss) from investment operations:
Net investment income[2]	0.23	0.42	0.23	0.11	0.09
Net realized and unrealized gain (loss)	13.09	5.18	(0.69)	3.36	11.27

Total from investment operations	13.32	5.60	(0.46)	3.47	11.36
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.50)	(0.29)	(0.14)	(0.06)	(0.09)
Net asset value, end of period	$57.88	$45.06	$39.75	$40.35	$ 36.94

Total Return, at Net Asset Value[3]	29.74%	14.12%	(1.15)%	9.42%	44.52%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$626,907	$573,684	$637,868	$771,086	$ 1,074,190
Average net assets (in thousands)	$595,912	$600,121	$713,770	$976,242	$ 927,670
Ratios to average net assets:[4]
Net investment income	0.44%	0.95%	0.57%	0.31%	0.29%
Total expenses[5]	0.81%	0.81%	0.80%	0.79%	0.78%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.79%	0.78%
Portfolio turnover rate	77%	28%	27%	58%	46%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2013	0.81%
Year Ended December 31, 2012	0.81%
Year Ended December 30, 2011	0.80%
Year Ended December 31, 2010	0.79%
Year Ended December 31, 2009	0.78%

See accompanying Notes to Financial Statements.

12    OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Service Shares	Year Ende Decembe 31, 201	d r 3	Year Ende Decembe 31, 201	d r 2	Year Ende Decembe 30, 2011	d r [1]	Year Ende Decembe 31, 201	d r 0	Year Ended December 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$44.66		$39.40		$39.99		$36.64		$ 25.42
Income (loss) from investment operations:
Net investment income[2]	0.10		0.31		0.13		0.02		0.01
Net realized and unrealized gain (loss)	12.98		5.12		(0.68)		3.33		11.21

Total from investment operations	13.08		5.43		(0.55)		3.35		11.22
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.37)		(0.17)		(0.04)		0.00		0.00[3]
Net asset value, end of period	$57.37		$44.66		$39.40		$39.99		$ 36.64

Total Return, at Net Asset Value[4]	29.43%		13.81%		(1.37)%		9.15%		44.15%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$364,214		$366,664		$375,330		$423,989		$ 444,170
Average net assets (in thousands)	$367,615		$382,196		$407,413		$427,640		$ 368,634
Ratios to average net assets:[5]
Net investment income	0.20%		0.71%		0.32%		0.06%		0.03%
Total expenses[6]	1.06%		1.06%		1.05%		1.04%		1.04%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%		1.05%		1.05%		1.04%		1.03%
Portfolio turnover rate	77%		28%		27%		58%		46%

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2013	1.06%
Year Ended December 31, 2012	1.06%
Year Ended December 30, 2011	1.05%
Year Ended December 31, 2010	1.04%
Year Ended December 31, 2009	1.04%

See accompanying Notes to Financial Statements.

13    OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2013

1. Significant Accounting Policies

Oppenheimer Capital Appreciation Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$3,370,986	$23,352,798	$—	$315,081,293

1. During the fiscal year ended December 31, 2013, the Fund utilized $197,794,392 of capital loss carryforward to offset capital gains realized in that fiscal year.

2. During the fiscal year ended December 31, 2012, the Fund utilized $92,201,391 of capital loss carryforward to offset capital gains realized in that fiscal year.

14    OPPENHEIMER CAPITAL APPRECIATION FUND/VA

1. Significant Accounting Policies (Continued)

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2013. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Gain on Investments[3]
$2,895,618	$5,200	$2,900,818

3. $2,895,618, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

	Year Ended December 31, 2013	Year Ended December 31, 2012
Distributions paid from:
Ordinary income	$8,654,919	$ 5,382,008

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$683,799,476

Gross unrealized appreciation	$318,121,272
Gross unrealized depreciation	(3,039,979)

Net unrealized appreciation	$315,081,293

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts

15    OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the

16    OPPENHEIMER CAPITAL APPRECIATION FUND/VA

value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$181,910,677	$—	$—	$181,910,677
Consumer Staples	59,102,123	15,060,158	—	74,162,281
Energy	57,354,378	—	—	57,354,378
Financials	76,623,930	—	—	76,623,930
Health Care	194,247,886	9,844,452	—	204,092,338
Industrials	92,881,755	—	—	92,881,755
Information Technology	285,091,716	—	—	285,091,716
Materials	23,104,188	—	—	23,104,188
Investment Company	3,644,176	—	—	3,644,176

Total Assets	$973,960,829	$24,904,610	$—	$998,865,439

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	300,888	$15,140,401	816,576	$35,841,126
Dividends and/or distributions reinvested	117,415	5,856,634	89,832	3,878,051
Redeemed	(2,319,735)	(117,655,836)	(4,220,005)	(184,371,463)

Net decrease	(1,901,432)	$(96,658,801)	(3,313,597)	$(144,652,286)

17    OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

3. Shares of Beneficial Interest (Continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount

Service Shares
Sold	192,139	$9,432,352	333,716	$14,458,725
Dividends and/or distributions reinvested	56,519	2,798,285	35,098	1,503,957
Redeemed	(2,109,967)	(106,122,181)	(1,685,918)	(73,492,848)

Net decrease	(1,861,309)	$(93,891,544)	(1,317,104)	$(57,530,166)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2013 were as follows:

	Purchases	Sales

Investment securities	$732,076,816	$906,989,473

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule Through October 31, 2013		Fee Schedule Effective November 1, 2013

Up to $200 million	0.75%	Up to $200 million	0.75%
Next $200 million	0.72	Next $200 million	0.72
Next $200 million	0.69	Next $200 million	0.69
Next $200 million	0.66	Next $200 million	0.66
Over $800 million	0.60	Over $200 million	0.60
		Over $1 billion	0.58

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the year ended December 31, 2013, the Manager waived fees and/or reimbursed the Fund $ 39,301 and $ 23,164 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2013, the Manager waived fees and/or reimbursed the Fund $7,871 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

18    OPPENHEIMER CAPITAL APPRECIATION FUND/VA

6. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On January 7, 2014, the appellate court affirmed the trial court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

19    OPPENHEIMER CAPITAL APPRECIATION FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Capital Appreciation Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Capital Appreciation Fund/VA as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 14, 2014

20    OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2014, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2013

Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2013 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

21    OPPENHEIMER CAPITAL APPRECIATION FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADIVSORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Michael Kotlarz, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Manager provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other large growth funds underlying variable insurance products. The Board noted that the Fund underperformed its category median during the one-, three-, five- and ten-year periods. The Board considered the Fund’s improved performance over the one- and three-year periods but noted that in 2012, a number of holdings with international exposure in the portfolio, particularly in the consumer discretionary sector, came under selling pressure due mostly to concerns about a weakening global economy. The Board further noted that the Fund is positioned more towards high quality growth names than other funds in its performance category, which detracted from relative performance.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other large growth funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses were higher than its peer group median and equal to its category median and its contractual management fees were lower than its peer group median and category median. Within the total asset range of $500 million to $1 billion, the Fund’s effective rate was higher than its peer group median and category median. The Manager has contractually agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service Shares and 1.05% for Service Shares. This waiver and/or reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow. Based on the Board’s evaluation, the Managers agreed to a revised

22    OPPENHEIMER CAPITAL APPRECIATION FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADIVSORY AGREEMENTS Unaudited /Continued

breakpoint schedule as negotiated by the Board that, effective November 2013, includes an additional fee breakpoint of 0.58% for assets in excess of $1 billion.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

23    OPPENHEIMER CAPITAL APPRECIATION FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24    OPPENHEIMER CAPITAL APPRECIATION FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Year of Birth: 1938	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

25    OPPENHEIMER CAPITAL APPRECIATION FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International
University (educational organization) (since August 2005); Chairman, Chief Executive Officer and
Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the
Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera
Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT
(charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former
Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National
Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust)
(1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004);
Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman
of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees
39 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain
Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of
MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since
1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual
Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS
Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008);
Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of
WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank)
(January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc.
(commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer
of SIS Bancorp. (1993-1999). Oversees 43 portfolios in the OppenheimerFunds complex. Mr.
Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990);
Emeritus Trustee (since 2006), Trustee (1992-2006) and member of Executive, Nominating and
Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s
Investment Management Forum since inception. Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds
(2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank
(since 2005); Trustee and Investment Committee member, University of South Dakota Foundation
(since 1996); Board member, Audit Committee Member and past Board Chair, Junior
Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs,
Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro
Denver Network. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-
Adviser by virtue of his positions as an officer and director of the Manager and a director of the
Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal.
Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York,
New York 10281-1008.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Year of Birth: 1958	Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December
2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser
(since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management
Director (since June 2009), President (since December 2009) and Chief Executive Officer (since
January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive
Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February
2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May
2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January
2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March
2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May
2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital
Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment
Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May
2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of
Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring
Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees
Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital
Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company;
Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life
Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company;
Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and
President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May
2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life
Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML
Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May
2007-December 2008) of MML Investors Services, Inc. An officer of 90 portfolios in the
OppenheimerFunds complex.

26    OPPENHEIMER CAPITAL APPRECIATION FUND/VA

OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Messrs. Kotlarz, Gabinet and
Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for
Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each
Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Michael Kotlarz, Vice President (since 2012) Year of Birth: 1972	Vice President of the Sub-Adviser (since March 2008). Senior Research Analyst of the Sub-
Adviser (March 2008-May 2013). Managing Director of Equity Research at Ark Asset Management
(March 2000-March 2008). A portfolio manager and officer of other portfolios in the
OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013);
General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-
December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management
Corporation (January 2011-December 2012); Executive Vice President (January 2011-December
2012) and General Counsel of HarbourView Asset Management Corporation (since January
2011); Assistant Secretary (since January 2011) and Director (since January 2011) of
OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real
Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January
2011); Executive Vice President (January 2011-December 2011) and General Counsel of
Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011);
Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private
Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program
(January 2011-December 2011); Executive Vice President (January 2011-December 2012) and
General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General
Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The
Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and
Exchange Commission (January 2003-October 2005). An officer of 90 portfolios in the
OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice
President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser
(January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-
July 2010). An officer of 90 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief
Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-
Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser,
OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management,
Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset
Management Corporation, Trinity Investment Management Corporation, and Shareholder
Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc.,
Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December
2012). An officer of 90 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser,
HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder
Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI
Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and
OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November
2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI
Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation
(March 1999-June 2008). An officer of 90 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

27    OPPENHEIMER CAPITAL APPRECIATION FUND/VA

OPPENHEIMER CAPITAL APPRECIATION FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc. OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2014 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds, Inc.

December 31, 2013

Oppenheimer Core Bond Fund/VA A Series of Oppenheimer Variable Account Funds	Annual Report

ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Financial Statements

  Portfolio Managers: Krishna Memani and

  Peter A. Strzalkowski, CFA

Average Annual Total Returns

For the Periods Ended 12/31/13

	1-Year	5-Year	10-Year
Non-Service Shares	-0.10%	7.82%	0.55%
Service Shares	-0.38%	7.53%	0.30%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

CORPORATE BONDS & NOTES—TOP TEN INDUSTRIES

Oil, Gas & Consumable Fuels	4.9%

Commercial Banks	4.4

Insurance	4.0

Capital Markets	2.4

Diversified Financial Services	2.4

Diversified Telecommunication Services	1.9

Metals & Mining	1.7

Real Estate Investment Trusts (REITs)	1.5

Automobiles	1.4

Media	1.3

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2013, and are based on net assets.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL

AAA	41.8%

AA	5.0

A	13.7

BBB	28.6

BB	6.4

B	0.3

CCC	2.1

CC	0.1

D	2.0

Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of December 31, 2013, and are subject to change. Except for securities labeled “Unrated” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

2        OPPENHEIMER CORE BOND FUND/VA

Fund Performance Discussion

In what was a volatile period for fixed-income markets, the Fund’s Non-Service shares produced a total return of -0.10% during the one-year reporting period ended December 31, 2013. On a relative basis, the Fund outperformed the Barclays U.S. Aggregate Bond Index, the Barclays Credit Index and the Citigroup Broad Investment Grade Bond Index, which returned -2.02%, -2.01% and -2.04%, respectively.

MARKET OVERVIEW

Accommodative monetary policies on the part of central banks in the U.S., Europe and Japan, combined with an improving economic outlook, resulted in a rally among risk equities and higher-yielding bonds over the first four months of 2013. At the same time, yields of U.S. government securities remained near historical lows due to the Federal Reserve’s (the “Fed’s”) massive bond buying program. These developments drove financial markets higher through the early spring of 2013. At that time, economic data appeared to confirm that the United States, Europe and Japan had engineered a sustained economic rebound, but investors responded negatively to disappointing economic data from China, India, Brazil, and other emerging markets. The ensuing “flight to quality” toward traditional safe havens produced sharp dislocations in emerging equity, fixed-income and currency markets. In late May, relatively hawkish remarks by Fed chairman Ben Bernanke were widely interpreted as a signal that U.S. monetary policymakers would begin to back away from their quantitative easing program sooner than expected, sparking heightened volatility in financial markets throughout the world. However, market conditions generally stabilized over the summer of 2013. In October, the U.S. Congress managed to reach a bipartisan agreement to raise the national debt ceiling, and did so well ahead of the potential default deadline. While the Fed unexpectedly refrained from reducing its monthly bond purchases in September, in December the Central Bank announced that it would reduce its monthly bond purchases by $10 billion, from $85 billion to $75 billion, starting in January 2014. The Fed also announced that it would continue to hold short-term interest rates at very low levels until unemployment in the United States subsided below 6.5%. This was lower than its earlier 7% target.

FUND REVIEW

During the reporting period, we remained significantly underweight government bonds and favored corporate bonds, mortgage-backed securities and structured products. This positioning benefited the Fund’s relative performance during the period, as higher-yielding fixed income sectors outperformed the performance of U.S. Treasuries. Our exposure to corporate bonds produced positive results this period and was a primary outperformer to relative performance. Within the corporate bond allocation, an overweight to the financial sector was beneficial to performance as a review of the sector by Moody’s in November resulted in a positive outcome for many banks that were at risk of losing their investment grade rating. The Fund also benefited from a modest allocation to high yield bonds which saw significant spread compression throughout the year.

The Fund’s investments in non-agency mortgage-backed securities (“MBS”), commercial mortgage-backed securities (“CMBS”) and asset backed securities (“ABS”) also benefited performance for the one-year period. However, our allocation to agency MBS produced slight negative results. Before the Fed’s comments on tapering in May, we started reducing our position in agency MBS since we felt they were vulnerable to policy changes. This decision helped limit their negative impact on the Fund when interest rates rose and volatility in the mortgage market increased over the second half of the reporting period.

OUTLOOK

As the markets have successfully digested the first round of tapering by the Fed and the government shutdown is firmly behind us, we believe there is increasingly reason for optimism. By historical standards, central banks around the globe are executing exceedingly loose monetary policy, which provides plenty of liquidity to the markets. While U.S. growth continues to be a bright spot, we are beginning to see signs that growth within Europe may be turning the corner. And while it may be clear that China’s growth trajectory is slowing, we believe policymakers have the situation in hand and the probability of a hard landing is still quite low.

In such an environment, we remain constructive on credit spreads as the markets become less concerned about potentially negative global macroeconomic events, and instead focus on the fundamental strength of corporate balance sheets. In a “yield-starved” domestic fixed income market dominated by U.S. Treasuries hovering at near historic lows, the case for corporate bonds, mortgage-backed securities and structured products remains compelling. Generally, our preference is to maintain a carry, or yield advantage, in the context of this environment. Given current conditions, the additional carry of the Fund may potentially help returns even if spreads remain at their current levels.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. and its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

3        OPPENHEIMER CORE BOND FUND/VA

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2013. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the Citigroup Broad Investment Grade (“BIG”) Bond Index, the Barclays U.S. Aggregate Bond Index and the Barclays Credit Index. The Citigroup BIG Bond Index is an index of institutionally traded U.S. Treasury Bonds, government-sponsored bonds, mortgage-backed securities and corporate securities. The Barclays U.S. Aggregate Bond Index is an index of U.S. corporate and government bonds. The Barclays Credit Index is an index of non-convertible U.S. investment grade corporate bonds. Indices are unmanaged and cannot be purchased directly by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

4        OPPENHEIMER CORE BOND FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During 6 Months Ended December 31, 2013
Non-Service shares	$1,000.00	$1,018.20	$3.82

Service shares	1,000.00	1,017.10	5.10

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,021.42	3.83

Service shares	1,000.00	1,020.16	5.10

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2013 are as follows:

Class	Expense Ratios
Non-Service shares	0.75%
Service shares	1.00

The expense ratios reflect contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, unless approved by the Board of Trustees. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5        OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS    December 31, 2013

	Principal Amount	Value
Asset-Backed Securities—15.1%
Auto Loan—15.0%
American Credit Acceptance Receivables Trust:
Series 2012-2, Cl. A, 1.89%, 7/15/16[1]	$169,190	$169,758
Series 2012-3, Cl. A, 1.64%, 11/15/16[1]	85,597	85,774
Series 2012-3, Cl. C, 2.78%, 9/17/18[1]	90,000	90,672
Series 2013-2, Cl. B, 2.84%, 5/15/19[1]	381,000	382,009
AmeriCredit Automobile Receivables Trust:
Series 2011-1, Cl. D, 4.26%, 2/8/17	120,000	124,802
Series 2011-2, Cl. D, 4.00%, 5/8/17	525,000	543,320
Series 2011-4, Cl. D, 4.08%, 9/8/17	650,000	679,274
Series 2011-5, Cl. D, 5.05%, 12/8/17	435,000	465,111
Series 2012-1, Cl. D, 4.72%, 3/8/18	155,000	164,524
Series 2012-2, Cl. B, 1.78%, 3/8/17	345,000	348,582
Series 2012-2, Cl. D, 3.38%, 4/9/18	695,000	720,298
Series 2012-4, Cl. D, 2.68%, 10/9/18	75,000	75,697
Series 2012-5, Cl. C, 1.69%, 11/8/18	255,000	254,755
Series 2012-5, Cl. D, 2.35%, 12/10/18	365,000	365,071
Series 2013-1, Cl. C, 1.57%, 1/8/19	420,000	415,876
Series 2013-1, Cl. D, 2.09%, 2/8/19	295,000	293,185
Series 2013-2, Cl. D, 2.42%, 5/8/19	445,000	442,013
Series 2013-3, Cl. D, 3.00%, 7/8/19	290,000	291,719
Series 2013-4, Cl. D, 3.31%, 10/8/19	30,000	30,449
Series 2013-5, Cl. D, 2.86%, 12/8/19	135,000	134,686
California Republic Auto Receivables Trust, Series 2013-2, Cl. C, 3.32%, 8/17/20	230,000	227,968
Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 9/20/21	195,000	191,283
Series 2013-4, Cl. D, 3.22%, 5/20/19	105,000	104,122
Carfinance Capital Auto Trust:
Series 2013-1A, Cl. A, 1.65%, 7/17/17[1]	109,953	109,734
Series 2013-2A, Cl. B, 3.15%, 8/15/19[1]	530,000	529,515
Centre Point Funding LLC, Series 2010-1A, Cl. 1, 5.43%, 7/20/16[1]	55,031	56,951
CPS Auto Receivables Trust:
Series 2012-B, Cl. A, 2.52%, 9/16/19[1]	339,756	341,710
Series 2012-C, Cl. A, 1.82%, 12/16/19[1]	112,500	112,033
Credit Acceptance Auto Loan Trust:
Series 2012-1A, Cl. A, 2.20%, 9/16/19[1]	260,000	261,867
Series 2012-2A, Cl. A, 1.52%, 3/16/20[1]	155,000	155,485
Series 2012-2A, Cl. B, 2.21%, 9/15/20[1]	80,000	80,448
Series 2013-1A, Cl. B, 1.83%, 4/15/21[1]	235,000	233,536
Series 2013-2A, Cl. B, 2.26%, 10/15/21[2]	260,000	259,419
DT Auto Owner Trust:
Series 2011-3A, Cl. C, 4.03%, 2/15/17[1]	160,395	160,592
Series 2012-1A, Cl. D, 4.94%, 7/16/18[1]	25,000	25,794
Series 2012-2A, Cl. D, 4.35%, 3/15/19[1]	130,000	134,082
Series 2013-1A, Cl. D, 3.74%, 5/15/20[1]	175,000	175,402
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]	425,000	426,944
Exeter Automobile Receivables Trust:
Series 2012-2A, Cl. B, 2.22%, 12/15/17[1]	205,000	204,488
Series 2012-2A, Cl. C, 3.06%, 7/16/18[1]	35,000	34,801
Series 2013-2A, Cl. B, 3.09%, 7/16/18[1]	400,000	402,574
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]	405,000	408,085
First Investors Auto Owner Trust:
Series 2012-1A, Cl. D, 5.65%, 4/15/18[1]	155,000	163,006
Series 2013-3A, Cl. B, 2.32%, 10/15/19[1]	385,000	382,975
Series 2013-3A, Cl. C, 2.91%, 1/15/20[1]	165,000	163,949
Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]	125,000	124,153
Ford Credit Auto Owner Trust, Series 2013-A, Cl. D, 1.86%, 8/15/19	280,000	277,470
Ford Credit Floorplan Master Owner Trust A:
Series 2012-1, Cl. C, 1.667%, 1/15/16[3]	200,000	200,086
Series 2012-2, Cl. C, 2.86%, 1/15/19	295,000	302,824
Navistar Financial Dealer Note Master Trust, Series 2013-2, Cl. D, 2.415%, 9/25/18[1,3]	385,000	385,851
Prestige Auto Receivables Trust, Series 2011-1A, Cl. D, 5.18%, 7/16/18[1]	180,000	185,469
Santander Drive Auto Receivables Trust:
Series 2011-1, Cl. D, 4.01%, 2/15/17	465,000	483,522
Series 2011-S2A, Cl. D, 3.35%, 6/15/17[2]	1,325	1,328
Series 2012-2, Cl. C, 3.20%, 2/15/18	295,000	303,286

	Principal Amount	Value
Auto Loan (Continued)
Series 2012-2, Cl. D, 3.87%, 2/15/18	$545,000	$572,337
Series 2012-3, Cl. C, 3.01%, 4/16/18	190,000	195,607
Series 2012-4, Cl. D, 3.50%, 7/15/16	680,000	709,823
Series 2012-5, Cl. C, 2.70%, 8/15/18	670,000	688,594
Series 2012-5, Cl. D, 3.30%, 9/17/18	835,000	860,284
Series 2012-6, Cl. B, 1.33%, 5/15/17	560,000	561,749
Series 2012-6, Cl. D, 2.52%, 9/17/18	880,000	883,292
Series 2012-AA, Cl. D, 2.46%, 12/17/18[1]	480,000	479,372
Series 2013-1, Cl. C, 1.76%, 1/15/19	455,000	451,673
Series 2013-1, Cl. D, 2.27%, 1/15/19	240,000	237,492
Series 2013-2, Cl. D, 2.57%, 3/15/19	325,000	323,717
Series 2013-3, Cl. C, 1.81%, 4/15/19	100,000	99,408
Series 2013-3, Cl. D, 2.42%, 4/15/19	215,000	212,775
Series 2013-4, Cl. D, 3.92%, 1/15/20	110,000	114,167
Series 2013-5, Cl. C, 2.25%, 6/17/19	35,000	34,910
Series 2013-5, Cl. D, 2.73%, 10/15/19	330,000	327,285
Series 2013-A, Cl. C, 3.12%, 8/15/17[1]	780,000	800,624
SNAAC Auto Receivables Trust:
Series 2012-1A, Cl. A, 1.78%, 6/15/16[1]	35,331	35,378
Series 2012-1A, Cl. C, 4.38%, 6/15/17[1]	165,000	168,794
Series 2013-1A, Cl. B, 2.09%, 7/16/18[1]	130,000	129,701
Series 2013-1A, Cl. C, 3.07%, 8/15/18[1]	145,000	144,182
United Auto Credit Securitization Trust:
Series 2012-1, Cl. A2, 1.10%, 3/16/15[1]	39,643	39,641
Series 2012-1, Cl. B, 1.87%, 9/15/15[1]	265,000	264,983
Series 2012-1, Cl. C, 2.52%, 3/15/16[1]	190,000	189,949
Series 2012-1, Cl. D, 3.12%, 3/15/18[1]	135,000	134,963
Series 2013-1, Cl. B, 1.74%, 4/15/16[1]	230,000	229,768
Series 2013-1, Cl. C, 2.22%, 12/15/17[1]	145,000	144,795
Series 2013-1, Cl. D, 2.90%, 12/15/17[1]	30,000	29,941
		22,753,531
Equipment—0.1%
FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[1]	102,971	102,236
Total Asset-Backed Securities (Cost $22,709,473)		22,855,767

Mortgage-Backed Obligations—44.1%
Government Agency—31.0%
FHLMC/FNMA/FHLB/Sponsored—30.8%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34	7,979	8,654
5.50%, 9/1/39	737,421	813,988
6.00%, 5/1/18-10/1/29	1,250,666	1,380,581
6.50%, 4/1/18-4/1/34	326,828	363,164
7.00%, 8/1/16-10/1/37	359,007	409,710
8.00%, 4/1/16	58,985	61,376
9.00%, 8/1/22-5/1/25	34,804	38,695
Federal Home Loan Mortgage Corp. Non Gold Pool, 10.50%, 10/1/20	1,935	2,217
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 205, Cl. IO, 13.811%, 9/1/29[4]	11,853	2,356
Series 206, Cl. IO, 0.00%, 12/1/29[4,5]	168,644	46,394
Series 243, Cl. 6, 0.00%, 12/15/32[4,5]	149,038	22,948
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 3.906%, 6/1/26[6]	64,394	60,876
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9.00%, 5/15/21	8,332	9,272
Series 1674, Cl. Z, 6.75%, 2/15/24	27,171	30,545
Series 2034, Cl. Z, 6.50%, 2/15/28	3,407	3,826
Series 2042, Cl. N, 6.50%, 3/15/28	8,283	9,346
Series 2043, Cl. ZP, 6.50%, 4/15/28	404,895	459,224
Series 2046, Cl. G, 6.50%, 4/15/28	25,553	28,708
Series 2053, Cl. Z, 6.50%, 4/15/28	4,163	4,677
Series 2066, Cl. Z, 6.50%, 6/15/28	454,576	506,921
Series 2195, Cl. LH, 6.50%, 10/15/29	335,582	377,736
Series 2220, Cl. PD, 8.00%, 3/15/30	2,012	2,346
Series 2326, Cl. ZP, 6.50%, 6/15/31	90,202	102,032

6        OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Series 2461, Cl. PZ, 6.50%, 6/1/32	$ 414,708	$ 468,243
Series 2470, Cl. LF, 1.167%, 2/15/32[3]	3,239	3,306
Series 2500, Cl. FD, 0.667%, 3/15/32[3]	96,401	96,986
Series 2526, Cl. FE, 0.567%, 6/15/29[3]	123,434	123,685
Series 2538, Cl. F, 0.767%, 12/15/32[3]	362,111	364,765
Series 2551, Cl. FD, 0.567%, 1/15/33[3]	78,051	78,226
Series 2707, Cl. QE, 4.50%, 11/15/18	37,654	40,048
Series 2936, Cl. PE, 5.00%, 2/15/35	69,000	74,308
Series 3025, Cl. SJ, 24.139%, 8/15/35[3]	35,432	54,418
Series 3030, Cl. FL, 0.567%, 9/15/35[3]	5,286	5,285
Series 3815, Cl. BD, 3.00%, 10/15/20	13,697	14,166
Series 3822, Cl. JA, 5.00%, 6/1/40	19,173	20,187
Series 3840, Cl. CA, 2.00%, 9/15/18	10,002	10,209
Series 3848, Cl. WL, 4.00%, 4/1/40	37,201	38,530
Series 4221, Cl. HJ, 1.50%, 7/15/23	104,995	104,499
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074, Cl. S, 52.263%, 7/17/28[4]	2,557	472
Series 2079, Cl. S, 44.56%, 7/17/28[4]	4,790	900
Series 2130, Cl. SC, 53.333%, 3/15/29[4]	188,825	35,063
Series 2526, Cl. SE, 32.499%, 6/15/29[4]	5,574	1,047
Series 2796, Cl. SD, 53.999%, 7/15/26[4]	282,728	47,815
Series 2802, Cl. AS, 0% , 4/15/33[4,7]	21,672	291
Series 2920, Cl. S, 55.589%, 1/15/35[4]	1,032,400	165,351
Series 2922, Cl. SE, 7.457%, 2/15/35[4]	125,661	20,286
Series 3004, Cl. SB, 0.63%, 7/15/35[4]	54,968	7,489
Series 3201, Cl. SG, 5.859%, 8/15/36[4]	303,872	53,385
Series 3397, Cl. GS, 14.135%, 12/15/37[4]	26,584	4,752
Series 3424, Cl. EI, 2.161%, 4/15/38[4]	43,877	5,043
Series 3450, Cl. BI, 12.904%, 5/15/38[4]	674,321	101,711
Series 3606, Cl. SN, 4.872%, 12/15/39[4]	182,180	30,415
Federal National Mortgage Assn.:
2.50%, 1/1/29[8]	2,615,000	2,588,850
3.00%, 1/1/29[8]	1,565,000	1,597,584
3.50%, 1/1/29-1/1/44[8]	8,810,000	8,798,919
4.00%, 1/1/29-1/1/44[8]	10,570,000	10,907,531
4.50%, 1/1/29-1/1/44[8]	5,915,000	6,269,830
5.00%, 1/1/44[8]	795,000	863,507
6.00%, 1/1/44[8]	160,000	177,488
Federal National Mortgage Assn. Pool:
2.563%, 10/1/36[3]	124,181	131,789
3.50%, 2/1/22	99,738	104,881
5.00%, 2/1/22-7/1/22	5,762	6,186
5.50%, 2/1/35-5/1/36	317,845	350,280
6.50%, 5/1/17-1/1/34	466,720	495,828
7.00%, 11/1/17-7/1/35	213,483	232,307
7.50%, 1/1/33	7,457	8,661
8.50%, 7/1/32	15,353	17,825
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 42.883%, 5/1/23[4]	4,411	1,013
Series 222, Cl. 2, 24.266%, 6/1/23[4]	463,960	100,316
Series 252, Cl. 2, 41.187%, 11/1/23[4]	438,927	103,104
Series 294, Cl. 2, 15.238%, 2/1/28[4]	48,263	11,599
Series 301, Cl. 2, 0.00%, 4/1/29[4,5]	4,383	1,028
Series 303, Cl. IO, 9.30%, 11/1/29[4]	82,732	22,150
Series 320, Cl. 2, 9.935%, 4/1/32[4]	322,537	81,167
Series 321, Cl. 2, 0.00%, 4/1/32[4,5]	918,009	171,944
Series 324, Cl. 2, 0.00%, 7/1/32[4,5]	9,283	2,263
Series 331, Cl. 5, 0.00%, 2/1/33[4,5]	13,495	2,703
Series 331, Cl. 9, 0.00%, 2/1/33[4,5]	272,674	60,447
Series 334, Cl. 12, 0.00%, 3/1/33[4,5]	22,932	4,444
Series 334, Cl. 17, 6.551%, 2/1/33[4]	189,738	43,549
Series 339, Cl. 12, 0.00%, 6/25/33[4,5]	331,323	66,517
Series 339, Cl. 7, 0.00%, 8/1/33[4,5]	691,260	134,721
Series 343, Cl. 13, 0.00%, 9/1/33[4,5]	311,274	59,037

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Series 343, Cl. 18, 0.00%, 5/1/34[4,5]	$ 83,098	$ 17,672
Series 345, Cl. 9, 0.00%, 1/1/34[4,5]	215,725	43,383
Series 351, Cl. 10, 0.00%, 4/1/34[4,5]	111,526	20,919
Series 351, Cl. 8, 0.00%, 4/1/34[4,5]	182,007	34,368
Series 356, Cl. 10, 0.00%, 6/1/35[4,5]	134,448	25,391
Series 356, Cl. 12, 0.00%, 2/1/35[4,5]	66,001	12,419
Series 362, Cl. 13, 0.00%, 8/1/35[4,5]	252,195	47,874
Series 364, Cl. 15, 0.00%, 9/1/35[4,5]	13,189	2,372
Series 364, Cl. 16, 0.00%, 9/1/35[4,5]	266,835	50,225
Series 365, Cl. 16, 0.00%, 3/1/36[4,5]	415,449	65,816
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1989-17, Cl. E, 10.40%, 4/25/19	47	47
Series 1993-87, Cl. Z, 6.50%, 6/25/23	324,505	365,413
Series 1998-58, Cl. PC, 6.50%, 10/25/28	237,954	268,355
Series 1998-61, Cl. PL, 6.00%, 11/25/28	116,975	130,080
Series 1999-54, Cl. LH, 6.50%, 11/25/29	200,955	223,842
Series 2001-44, Cl. QC, 6.00%, 9/25/16	7,908	8,302
Series 2001-51, Cl. OD, 6.50%, 10/25/31	15,989	17,768
Series 2001-74, Cl. QE, 6.00%, 12/25/31	302,144	336,658
Series 2002-12, Cl. PG, 6.00%, 3/25/17	4,227	4,467
Series 2003-28, Cl. KG, 5.50%, 4/25/23	2,543,122	2,795,588
Series 2003-84, Cl. GE, 4.50%, 9/25/18	19,807	21,009
Series 2004-101, Cl. BG, 5.00%, 1/25/20	532,062	558,458
Series 2004-25, Cl. PC, 5.50%, 1/25/34	14,000	15,018
Series 2005-73, Cl. DF, 0.415%, 8/25/35[3]	18,717	18,716
Series 2006-11, Cl. PS, 23.963%, 3/25/36[3]	168,184	258,774
Series 2006-46, Cl. SW, 23.596%, 6/25/36[3]	133,003	205,144
Series 2006-50, Cl. KS, 23.597%, 6/25/36[3]	188,628	292,063
Series 2007-109, Cl. NF, 0.715%, 12/25/37[3]	95,299	96,195
Series 2008-14, Cl. BA, 4.25%, 3/25/23	64,826	68,542
Series 2009-36, Cl. FA, 1.105%, 6/25/37[3]	190,162	192,022
Series 2009-70, Cl. NT, 4.00%, 8/25/19	9,093	9,557
Series 2009-70, Cl. TL, 4.00%, 8/25/19	202,078	212,384
Series 2010-43, Cl. KG, 3.00%, 1/25/21	112,370	116,964
Series 2011-38, Cl. AH, 2.75%, 5/25/20	11,926	12,327
Series 2011-82, Cl. AD, 4.00%, 8/25/26	219,244	231,209
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61, Cl. SH, 28.365%, 11/18/31[4]	11,500	2,060
Series 2001-63, Cl. SD, 29.617%, 12/18/31[4]	4,143	729
Series 2001-65, Cl. S, 26.20%, 11/25/31[4]	288,545	53,893
Series 2001-68, Cl. SC, 18.307%, 11/25/31[4]	2,608	486
Series 2001-81, Cl. S, 25.372%, 1/25/32[4]	84,739	16,573
Series 2002-28, Cl. SA, 35.214%, 4/25/32[4]	2,673	491
Series 2002-38, Cl. SO, 47.412%, 4/25/32[4]	7,160	1,479
Series 2002-39, Cl. SD, 39.676%, 3/18/32[4]	4,734	966
Series 2002-47, Cl. NS, 31.622%, 4/25/32[4]	265,971	50,341
Series 2002-48, Cl. S, 30.609%, 7/25/32[4]	4,259	805
Series 2002-51, Cl. S, 31.837%, 8/25/32[4]	244,162	46,205
Series 2002-52, Cl. SD, 36.544%, 9/25/32[4]	333,226	63,251
Series 2002-52, Cl. SL, 33.406%, 9/25/32[4]	2,763	523
Series 2002-53, Cl. SK, 33.717%, 4/25/32[4]	16,496	3,178
Series 2002-56, Cl. SN, 32.339%, 7/25/32[4]	5,806	1,099
Series 2002-60, Cl. SM, 27.599%, 8/25/32[4]	38,911	7,680
Series 2002-7, Cl. SK, 24.653%, 1/25/32[4]	17,975	3,840
Series 2002-77, Cl. BS, 24.102%, 12/18/32[4]	24,317	4,916
Series 2002-77, Cl. IS, 44.232%, 12/18/32[4]	12,199	2,526
Series 2002-77, Cl. SH, 34.311%, 12/18/32[4]	123,398	23,568
Series 2002-84, Cl. SA, 32.039%, 12/25/32[4]	287,342	52,320
Series 2002-9, Cl. MS, 26.079%, 3/25/32[4]	4,493	788
Series 2002-90, Cl. SN, 28.674%, 8/25/32[4]	20,018	3,949
Series 2002-90, Cl. SY, 34.259%, 9/25/32[4]	14,381	2,835
Series 2003-26, Cl. DI, 9.623%, 4/25/33[4]	12,083	2,896
Series 2003-33, Cl. SP, 26.803%, 5/25/33[4]	293,575	64,122
Series 2003-4, Cl. S, 28.573%, 2/25/33[4]	194,700	36,479

7        OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: Continued
Series 2004-54, Cl. DS, 41.663%, 11/25/30[4]	$ 229,622	$ 45,291
Series 2005-12, Cl. SC, 11.374%, 3/25/35[4]	63,146	13,843
Series 2005-14, Cl. SE, 37.158%, 3/25/35[4]	187,182	28,685
Series 2005-40, Cl. SA, 49.931%, 5/25/35[4]	543,905	102,485
Series 2005-40, Cl. SB, 55.966%, 5/25/35[4]	24,746	5,219
Series 2005-52, Cl. JH, 4.222%, 5/25/35[4]	132,527	24,091
Series 2005-93, Cl. SI, 11.09%, 10/25/35[4]	448,605	73,995
Series 2008-55, Cl. SA, 16.576%, 7/25/38[4]	48,244	6,772
Series 2009-8, Cl. BS, 0.00%, 2/25/24[4,5]	238,848	20,838
Series 2012-40, Cl. PI, 2.618%, 4/25/41[4]	219,671	42,266
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 4.464%, 9/25/23[6]	145,358	134,610
		47,859,375
GNMA/Guaranteed—0.2%
Government National Mortgage Assn. I Pool:
7.00%, 12/15/23-3/15/26	14,492	16,197
8.50%, 8/15/17-12/15/17	43,900	46,513
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15, Cl. SM, 62.49%, 2/16/32[4]	386,608	70,676
Series 2007-17, Cl. AI, 14.368%, 4/16/37[4]	117,489	19,529
Series 2011-52, Cl. HS, 8.534%, 4/16/41[4]	785,114	134,419
Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8.00%, 9/1/29	54,111	64,696
Series 2000-7, Cl. Z, 8.00%, 1/16/30	21,111	24,746
		376,776
Non-Agency—13.1%
Commercial—9.7%
Asset Securitization Corp., Interest-Only Stripped Mtg.-Backed Security, Series 1997-D4, Cl. PS1, 4.732%, 4/14/29[4]	1,817,593	79,963
Banc of America Commercial Mortgage Trust:
Series 2006-5, Cl. AM, 5.448%, 9/10/47	425,000	455,661
Series 2006-6, Cl. AM, 5.39%, 10/10/45	645,000	700,211
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-9, Cl. A1, 2.43%, 10/25/35[3]	67,327	66,713
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0%, 6/22/24[2,4,5]	1,790,690	82,693
CD Commercial Mortgage Trust:
Series 2006-CD2, Cl. AM, 5.351%, 1/15/46[3]	395,000	424,633
Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49	13,136	13,140
Citigroup Commercial Mortgage Trust:
Series 2008-C7, Cl. AM, 6.132%, 12/1/49[3]	410,000	455,529
Series 20113-GCJ11, 4.607%, 4/10/46[1]	160,000	138,461
COMM Mortgage Trust:
Series 2006-C7, Cl. AM, 5.777%, 6/10/46[3]	695,000	748,185
Series 2012-CR4, Cl. D, 4.577%, 10/15/45[1,3]	50,000	44,611
Series 2012-CR5, Cl. E, 4.335%, 12/10/45[1,3]	75,000	65,555
Series 2013-CR7, Cl. D, 4.36%, 3/10/46[1,3]	175,000	146,248
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2010-C1, Cl. XPA, 0%, 7/10/46[1,4,5]	3,943,195	157,150
Series 2012-CR5, Cl. XA, 0.954%, 12/10/45[4]	2,797,378	294,460
Countrywide Alternative Loan Trust, Series 2006-J2, Cl. A7, 6%, 4/25/36	9,620	8,711
Countrywide Home Loans:
Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	41,451	41,341
Series 2007-J3, Cl. A9, 6.00%, 7/1/37	166,405	145,058
Credit Suisse Commercial Mortgage Trust:
Series 2006-6, Cl. 1A4, 6.00%, 7/25/36	300,923	233,992
Series 2006-C1, Cl. AJ, 5.465%, 2/15/39[3]	275,000	292,508

	Principal Amount	Value
Commercial (Continued)
Credit Suisse First Boston Commercial Trust, Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[3]	$ 410,000	$ 433,426
DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.557%, 11/10/46[1,3]	75,000	76,763
First Horizon Alternative Mortgage Securities Trust:
Series 2004-FA2, Cl. 3A1, 6.00%, 1/25/35	291,179	290,185
Series 2005-FA8, Cl. 1A6, 0.815%, 11/25/35[3]	294,488	223,566
Series 2005-FA9, Cl. A4A, 5.50%, 12/25/35	17,630	15,591
Series 2007-FA2, Cl. 1A1, 5.50%, 4/1/37	232,785	173,487
Series 2007-FA4, Cl. 1A6, 6.25%, 8/25/37[3]	344,642	288,839
FREMF Mortgage Trust:
Series 2013-K25, Cl. C, 3.618%, 11/25/45[1,3]	90,000	75,312
Series 2013-K26, Cl. C, 3.60%, 12/25/45[1,3]	60,000	50,203
Series 2013-K27, Cl. C, 3.497%, 1/25/46[1,3]	95,000	78,647
Series 2013-K28, Cl. C, 3.494%, 6/25/46[1,3]	95,000	77,446
Series 2013-K712, Cl. C, 3.367%, 5/25/45[1,3]	160,000	144,360
GCCFC Commercial Mortgage Trust, Series 2007-GG11, Cl. AM, 5.867%, 12/1/49[3]	475,000	521,690
GE Capital Commercial Mortgage Corp., Series 2005-C4, Cl. AJ, 5.311%, 11/10/45[3]	380,000	370,321
GS Mortgage Securities Trust:
Series 2006-GG6, Cl. AM, 5.622%, 4/10/38[3]	165,000	178,717
Series 2011-GC3, Cl. A1, 2.331%, 3/10/44[1]	142,341	143,944
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 5.221%, 7/25/35[3]	205,188	203,418
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16, Cl. AJ, 5.623%, 5/12/45	415,000	406,399
Series 2006-LDP8, Cl. AJ, 5.48%, 5/15/45[3]	60,000	62,643
Series 2011-C3, Cl. A1, 1.875%, 2/15/46[1]	147,620	148,273
JP Morgan Mortgage Trust, Series 2007-S3, Cl. 1A90, 7%, 8/25/37	463,794	424,888
JPMorgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 2.612%, 7/26/36[1,3]	409,869	318,034
LB Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 0%, 2/18/30[4,5]	798,209	22,080
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%, 7/26/24[2,3]	84,367	73,738
Merrill Lynch Mortgage Trust, Series 2006-C2, Cl. AM, 5.782%, 8/12/43[3]	690,000	758,231
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6, Cl. E, 4.664%, 11/15/45[1,3]	145,000	130,213
Series 2013-C7, Cl. D, 4.304%, 2/15/46[1,3]	175,000	151,561
Series 2013-C8, Cl. D, 4.172%, 12/15/48[1,3]	130,000	110,543
Morgan Stanley Capital I Trust:
Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	415,000	451,949
Series 2007-IQ15, Cl. AM, 5.91%, 6/1/49[3]	490,000	528,686
Morgan Stanley Reremic Trust, Series 2012-R3, Cl. 1B, 2.065%, 11/26/36[2,3]	474,712	262,879
Salomon Brothers Mortgage Securities VII, Inc., Interest-Only Stripped Mtg.-Backed Security, Series 1999-C1, Cl. X, 6.791%, 5/18/32[4]	5,928,938	2,330
Structured Adjustable Rate Mortgage Loan Trust:
Series 2006-4, Cl. 6A, 5.09%, 5/25/36[3]	264,429	223,139
Series 2007-6, Cl. 3A1, 4.701%, 7/25/37[3]	450,210	354,973
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 4.891%, 5/1/63[1,3]	65,000	57,557
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR14, Cl. 1A4, 2.381%, 12/25/35[3]	269,827	249,217
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15, Cl. 1A6, 2.607%, 9/25/35[3]	91,427	85,867
Series 2007-16, Cl. 1A1, 6.00%, 12/28/37	285,278	298,625
Series 2007-AR3, Cl. A4, 5.646%, 4/25/37[3]	104,115	99,692
Series 2007-AR8, Cl. A1, 5.917%, 11/25/37[3]	282,499	254,294
WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Cl. D, 4.46%, 12/15/45[1,3]	75,000	65,008
Series 2012-C7, Cl. E, 4.848%, 6/15/45[1,3]	120,000	109,296
Series 2012-C8, Cl. E, 4.878%, 8/15/45[1,3]	145,000	133,189

8        OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value
Commercial (Continued)
WF-RBS Commercial Mortgage Trust: Continued
Series 2013-C11, Cl. D, 4.184%, 3/15/45[1,3]	$ 74,000	$ 63,161
		13,787,203
Multi-Family—0.6%
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Cl. 1A2A, 5.432%, 6/25/36[3]	276,168	253,874
Countrywide Alternative Loan Trust:
Series 2005-86CB, Cl. A8, 5.50%, 2/25/36	78,296	69,564
Series 2005-J14, Cl. A7, 5.50%, 12/25/35	73,487	63,646
Series 2006-24CB, Cl. A12, 5.75%, 6/25/36	98,960	83,882
JP Morgan Mortgage Trust, Series 2007-A3, Cl. 3A2M, 4.713%, 5/1/37[3]	104,710	101,215
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Cl. 2A3, 2.628%, 3/25/36[3]	188,967	187,152
		759,333
Other—0.0%
Salomon Brothers Mortgage Securities VI, Inc., Interest-Only Stripped Mtg.-Backed Security, Series 1987-3, Cl. B, 23.922%, 10/23/17[4]	9	—
Salomon Brothers Mortgage Securities VI, Inc., Principal-Only Stripped Mtg.-Backed Security, Series 1987-3, Cl. A, 30.745%, 10/23/17[6]	14	14
		14
Residential—2.8%
Banc of America Commercial Mortgage Trust, Series 2007-4, Cl. AM, 5.813%, 2/1/51[3]	470,000	519,430
Banc of America Funding Trust:
Series 2007-1, Cl. 1A3, 6.00%, 1/25/37	267,802	236,218
Series 2007-C, Cl. 1A4, 5.359%, 5/20/36[3]	111,043	106,811
Banc of America Mortgage Securities Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	194,250	180,865
Carrington Mortgage Loan Trust, Series 2006-FRE1, Cl. A2, 0.275%, 7/25/36[3]	225,086	219,353
CD Commercial Mortgage Trust, Series 2007-CD4, Cl. AMFX, 5.366%, 12/11/49[3]	100,000	103,618
Countrywide Asset-Backed Certificates:
Series 2005-16, Cl. 2AF2, 5.021%, 5/25/36[3]	216,302	224,198
Series 2006-25, Cl. 2A2, 0.285%, 6/25/47[3]	247	247
Countrywide Home Loans:
Series 2005-26, Cl. 1A8, 5.50%, 11/1/35	207,386	194,872
Series 2005-29, Cl. A1, 5.75%, 12/25/35	230,796	210,367
Series 2005-30, Cl. A5, 5.50%, 1/25/36	155,675	151,667
Series 2005-J4, Cl. A7, 5.50%, 11/1/35	27,187	27,833
Series 2006-17, Cl. A2, 6.00%, 12/25/36	350,708	312,142
GSR Mortgage Loan Trust, Series 2006-5F, Cl. 2A1, 6%, 6/25/36	150,167	146,700
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 0.265%, 8/25/36[3]	57,736	29,650
MLCC Mortgage Investors, Inc., Series 2006-3, Cl. 2A1, 2.333%, 10/25/36[3]	34,821	33,338
NC Finance Trust, Series 1999-I, Cl. D, 3.405%, 1/25/29[2,9]	3,370,016	202,201
RALI Trust:
Series 2003-QS1, Cl. A2, 5.75%, 1/1/33	85,893	87,674
Series 2006-QS13, Cl. 1A8, 6.00%, 9/1/36	1,427	1,085
Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	17,446	13,758
Residential Asset Securitization Trust, Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36	109,030	98,783
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR18, Cl. 3A1, 4.202%, 1/1/37[3]	170,301	152,870
Wells Fargo Alternative Loan Trust, Series 2007-PA5, Cl. 1A1, 6.25%, 11/25/37	331,038	300,271
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	321,435	331,556
Series 2006-AR14, Cl. 1A2, 5.584%, 10/1/36[3]	249,480	239,218
		4,124,725
Total Mortgage-Backed Obligations (Cost $70,681,534)		66,907,426

	Principal Amount	Value
U.S. Government Obligations—2.2%
Federal Home Loan Mortgage Corp. Nts.:
0.875%, 10/14/16-3/7/18	$ 1,250,000	$ 1,231,462
1.375%, 5/1/20	694,000	651,091
2.375%, 1/13/22[10]	894,000	854,909
Federal National Mortgage Assn. Nts.:
1.625%, 11/27/18	347,000	344,347
1.875%, 9/18/18	305,000	307,215
Total U.S. Government Obligations (Cost $3,474,139)		3,389,024

Corporate Bonds and Notes—43.3%
Consumer Discretionary—5.8%
Auto Components—0.5%
Dana Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/21	395,000	426,600
TRW Automotive, Inc., 4.50% Sr. Unsec. Nts., 3/1/21[1]	245,000	248,675
		675,275
Automobiles—1.4%
Daimler Finance North America LLC:
1.30% Sr. Unsec. Nts., 7/31/15[1]	406,000	408,541
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	237,000	344,164
Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Unsub. Nts., 8/2/21	936,000	1,061,446
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43[1]	363,000	378,881
		2,193,032
Hotels, Restaurants & Leisure—0.6%
Brinker International, Inc., 2.60% Sr. Unsec. Nts., 5/15/18	134,000	131,967
Carnival Corp., 1.20% Sr. Unsec. Nts., 2/5/16	386,000	385,109
Starwood Hotels & Resorts Worldwide, Inc.,: 7.15% Sr. Unsec. Unsub. Nts., 12/1/19	261,000	311,881
7.375% Sr. Unsec. Unsub. Nts., 11/15/15	148,000	164,208
		993,165
Household Durables—0.6%
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	446,000	479,450
Toll Brothers Finance Corp., 4% Sr. Unsec. Nts., 12/31/18	385,000	392,700
		872,150
Media—1.3%
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	292,000	404,560
Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	258,000	240,153
Historic TW, Inc.:
8.05% Sr. Unsec. Nts., 1/15/16	64,000	72,444
9.15% Debs., 2/1/23	61,000	80,915
Interpublic Group of Cos., Inc. (The), 6.25% Sr. Unsec. Nts., 11/15/14	297,000	309,994
Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23	453,000	432,615
News America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	162,000	180,592
Time Warner, Inc., 5.35% Sr. Unsec. Nts., 12/15/43	109,000	110,413
WPP Finance 2010, 5.625% Sr. Unsec. Nts., 11/15/43	126,000	124,760
		1,956,446
Multiline Retail—0.7%
Dollar General Corp., 4.125% Sr. Unsec. Nts., 7/15/17	469,000	498,168
Macy’s Retail Holdings, Inc., 5.75% Sr. Unsec. Nts., 7/15/14	650,000	667,481
		1,165,649

9        OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Specialty Retail—0.5%
Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	$ 142,000	$ 143,820
L Brands, Inc., 8.50% Sr. Unsec. Nts., 6/15/19	112,000	134,960
Rent-A-Center, Inc., 4.75% Sr. Unsec. Nts., 5/1/21	420,000	396,375
		675,155
Textiles, Apparel & Luxury Goods—0.2%
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	405,000	385,762
Consumer Staples—2.4%
Beverages—1.0%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	324,000	473,965
Constellation Brands, Inc., 3.75% Sr. Unsec. Nts., 5/1/21	423,000	398,677
Foster’s Finance Corp., 4.875% Sr. Unsec. Nts., 10/1/14[1]	433,000	446,366
SABMiller Holdings, Inc., 4.95% Sr. Unsec. Unsub. Nts., 1/15/42[1]	206,000	204,657
		1,523,665
Food & Staples Retailing—0.4%
Delhaize Group SA, 5.70% Sr. Unsec. Nts., 10/1/40	215,000	203,886
Safeway, Inc., 5.625% Sr. Unsec. Nts., 8/15/14	86,000	88,217
Wal-Mart Stores, Inc., 4% Sr. Unsec. Unsub. Nts., 4/11/43	318,000	283,087
		575,190
Food Products—0.4%
Bunge Ltd. Finance Corp.:
5.10% Sr. Unsec. Unsub. Nts., 7/15/15	332,000	351,566
5.35% Sr. Unsec. Unsub. Nts., 4/15/14	61,000	61,780
8.50% Sr. Unsec. Nts., 6/15/19	289,000	355,246
		768,592
Personal Products—0.3%
Avon Products, Inc., 5% Sr. Unsec. Nts., 3/15/23	420,000	408,466
Tobacco—0.3%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	227,000	354,234
Lorillard Tobacco Co., 3.75% Sr. Unsec. Nts., 5/20/23	227,000	206,725
		560,959
Energy—5.9%
Energy Equipment & Services—1.0%
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	471,000	498,332
Noble Holding International Ltd., 7.375% Sr. Unsec. Nts., 3/15/14	403,000	408,316
Rowan Cos., Inc., 4.875% Sr. Unsec. Unsub. Nts., 6/1/22	318,000	322,788
Weatherford International Ltd., 5.95% Sr. Unsec. Nts., 4/15/42	244,000	244,529
		1,473,965
Oil, Gas & Consumable Fuels—4.9%
Anadarko Petroleum Corp.:
6.20% Sr. Unsec. Nts., 3/15/40	163,000	180,338
7.625% Sr. Unsec. Nts., 3/15/14	316,000	320,217
Canadian Oil Sands Ltd., 6% Sr. Unsec. Nts., 4/1/42[1]	182,000	186,156
Cimarex Energy Co., 5.875% Sr. Unsec. Unsub. Nts., 5/1/22	388,000	413,220
CNOOC Finance 2013 Ltd., 4.25% Sr. Unsec. Unsub. Nts., 5/9/43	147,000	123,886
Continental Resources, Inc., 4.50% Sr. Unsec. Nts., 4/15/23	428,000	434,420
Copano Energy LLC/Copano Energy Finance Corp., 7.125% Sr. Unsec. Unsub. Nts., 4/1/21	460,000	530,133

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
DCP Midstream LLC, 5.375% Sr. Unsec. Nts., 10/15/15[1]	$ 290,000	$ 308,588
DCP Midstream Operating LP:
2.50% Sr. Unsec. Unsub. Nts., 12/1/17	415,000	413,420
3.875% Sr. Unsec. Nts., 3/15/23	214,000	197,132
Enbridge Energy Partners LP, 5.35% Sr. Unsec. Nts., 12/15/14	326,000	340,164
EnCana Holdings Finance Corp., 5.80% Sr. Unsec. Unsub. Nts., 5/1/14	219,000	222,800
Energy Transfer Partners LP, 8.50% Sr. Unsec. Nts., 4/15/14	324,000	330,840
Origin Energy Finance Ltd., 3.50% Sr. Unsec. Nts., 10/9/18[1]	354,000	355,957
Range Resources Corp., 5.75% Sr. Unsec. Sub. Nts., 6/1/21	398,000	423,870
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[1]	420,000	434,700
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[1]	471,000	472,177
Southwestern Energy Co., 4.10% Sr. Unsec. Nts., 3/15/22	232,000	230,055
Spectra Energy Partners LP:
4.60% Sr. Unsec. Nts., 6/15/21	238,000	246,786
4.75% Sr. Unsec. Nts., 3/15/24	194,000	197,834
Talisman Energy, Inc., 3.75% Sr. Unsec. Nts., 2/1/21	258,000	250,168
Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21	395,000	409,812
Williams Cos., Inc. (The), 3.70% Sr. Unsec. Unsub. Nts., 1/15/23	101,000	88,183
Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[1]	354,000	370,816
		7,481,672
Financials—15.2%
Capital Markets—2.4%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[1]	575,000	671,856
Carlyle Holdings II Finance LLC, 5.625% Sr. Sec. Nts., 3/30/43[1]	209,000	206,224
Deutsche Bank AG, 4.296% Jr. Sub. Nts., 5/24/28[3]	423,000	383,086
Goldman Sachs Capital I, 6.345% Sub. Nts., 2/15/34	477,000	481,380
Goldman Sachs Group, Inc. (The), 2.90% Sr. Unsec. Nts., 7/19/18	700,000	712,778
Lazard Group LLC, 4.25% Sr. Unsec. Nts., 11/14/20	250,000	249,537
Morgan Stanley, 5% Sub. Nts., 11/24/25	387,000	388,312
Northern Trust Corp., 3.95% Sub. Nts., 10/30/25	151,000	147,210
Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	417,000	437,616
		3,677,999
Commercial Banks—4.4%
Amsouth Bank NA, 5.20% Sub. Nts., 4/1/15	419,000	439,036
Barclays Bank plc, 5.14% Sub. Nts., 10/14/20	399,000	424,993
BPCE SA, 5.70% Sub. Nts., 10/22/23[1]	390,000	402,589
Commerzbank AG, 8.125% Sub. Nts., 9/19/23[1]	388,000	429,710
Credit Agricole SA, 6.637% Jr. Sub. Perpetual Bonds[1,3,11]	627,000	630,109
HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[3]	890,000	921,150
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[1]	576,000	654,923
PNC Financial Services Group, Inc. (The), 4.85% Jr. Sub. Perpetual Bonds, Series R3,11	441,000	396,018

10        OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value
Commercial Banks (Continued)
Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds[1,3,11]	$667,000	$698,682
Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U3,11	400,000	394,000
Santander Holdings USA, Inc., 3.45% Sr. Unsec. Nts., 8/27/18	142,000	145,728
Santander UK plc, 5% Sub. Nts., 11/7/23[1]	310,000	311,260
Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[1,3,11]	370,000	388,368
SunTrust Banks, Inc., 3.60% Sr. Unsec. Nts., 4/15/16	174,000	183,367
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K3,11	273,000	305,760
		6,725,693
Consumer Finance—0.5%
Ally Financial, Inc., 4.75% Sr. Unsec. Nts., 9/10/18	389,000	408,450
Discover Financial Services, 3.85% Sr. Unsec. Unsub. Nts., 11/21/22	481,000	456,221
		864,671
Diversified Financial Services—2.4%
ABN AMRO Bank NV, 2.50% Sr. Unsec. Nts., 10/30/18[1]	629,000	627,956
Citigroup, Inc., 6.675% Sub. Nts., 9/13/43	344,000	395,902
ING Bank NV, 5.80% Sub. Nts., 9/25/23[1]	313,000	327,380
ING US, Inc., 5.65% Jr. Sub. Nts., 5/15/53[3]	420,000	408,555
Leucadia National Corp., 5.50% Sr. Unsec. Nts., 10/18/23	548,000	547,864
Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[1]	672,000	743,385
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Nts., 5/14/38	354,000	457,126
		3,508,168
Insurance—4.0%
Aon plc, 4% Sr. Unsec. Nts., 11/27/23	618,000	606,514
Arch Capital Group US, Inc., 5.144% Sr. Unsec. Nts., 11/1/43	347,000	347,045
CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21	368,000	412,439
5.875% Sr. Unsec. Unsub. Nts., 8/15/20	260,000	296,630
Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[1]	310,000	305,682
Genworth Holdings, Inc., 4.80% Sr. Unsec. Nts., 2/15/24	608,000	600,770
Gulf South Pipeline Co. LP, 5.05% Sr. Unsec. Nts., 2/1/15[1]	425,000	443,127
Liberty Mutual Group, Inc., 4.25% Sr. Unsec. Nts., 6/15/23[1]	332,000	320,666
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[3]	688,000	686,280
Marsh & McLennan Cos., Inc., 5.375% Sr. Unsec. Nts., 7/15/14	101,000	103,446
Prudential Financial, Inc., 5.20% Jr. Sub. Nts., 3/15/44[3]	300,000	291,750
QBE Insurance Group Ltd., 2.40% Sr. Unsec. Nts., 5/1/18[1]	511,000	491,186
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[1,3]	663,000	704,106
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[1,3]	365,000	390,550
		6,000,191
Real Estate Investment Trusts (REITs)—1.5%
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	149,000	157,603
7.00% Sr. Unsec. Nts., 10/15/17	413,000	476,237
Corrections Corp. of America, 4.125% Sr. Unsec. Nts., 4/1/20	165,000	162,525
Hospitality Properties Trust, 5.125% Sr. Unsec. Nts., 2/15/15	411,000	420,467

	Principal Amount	Value
Real Estate Investment Trusts (REITs) (Continued)
Host Hotels & Resorts LP, 3.75% Sr. Unsec. Nts., 10/15/23	$ 297,000	$ 275,472
National Retail Properties, Inc., 6.25% Sr. Unsec. Nts., 6/15/14	332,000	339,790
ProLogis LP, 5.625% Sr. Unsec. Nts., 11/15/16	339,000	377,457
		2,209,551
Health Care—1.9%
Biotechnology—0.5%
Celgene Corp., 3.25% Sr. Unsec. Nts., 8/15/22	504,000	477,323
Gilead Sciences, Inc., 5.65% Sr. Unsec. Unsub. Nts., 12/1/41	232,000	258,330
		735,653
Health Care Equipment & Supplies—0.5%
Boston Scientific Corp., 4.125% Sr. Unsec. Nts., 10/1/23	394,000	390,952
DENTSPLY International, Inc., 2.75% Sr. Unsec. Nts., 8/15/16	352,000	362,401
		753,353
Health Care Providers & Services—0.1%
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[1]	150,000	159,000
Life Sciences Tools & Services—0.3%
Thermo Fisher Scientific, Inc.:
4.15% Sr. Unsec. Nts., 2/1/24	326,000	323,020
5.30% Sr. Unsec. Nts., 2/1/44	140,000	141,598
		464,618
Pharmaceuticals—0.5%
Hospira, Inc., 5.20% Sr. Unsec. Nts., 8/12/20	373,000	387,089
Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Unsub. Nts., 4/15/18[1]	187,000	183,542
Zoetis, Inc., 1.875% Sr. Unsec. Nts., 2/1/18	151,000	149,838
		720,469
Industrials—2.8%
Aerospace & Defense—0.5%
B/E Aerospace, Inc., 5.25% Sr. Unsec. Nts., 4/1/22	382,000	389,640
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	405,000	446,512
		836,152
Building Products—0.3%
Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	422,000	403,113
Commercial Services & Supplies—0.3%
Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	395,000	408,825
Industrial Conglomerates—0.3%
General Electric Capital Corp., 5.25% Jr. Sub. Perpetual Bonds[3,11]	440,000	414,700
Machinery—0.3%
Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23	193,000	190,836
Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23[1]	340,000	332,196
		523,032
Professional Services—0.3%
Nielsen Finance LLC/Nielsen Finance Co., 4.50% Sr. Unsec. Nts., 10/1/20	400,000	391,000
Road & Rail—0.5%
Kansas City Southern Railway Co., 4.30% Sr. Unsec. Nts., 5/15/43[1]	170,000	148,391
Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50% Sr. Unsec. Nts., 7/11/14[1]	442,000	445,655
4.25% Sr. Unsec. Nts., 1/17/23[1]	230,000	224,076
		818,122

11        OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Trading Companies & Distributors—0.3%
International Lease Finance Corp., 5.875% Sr. Unsec. Unsub. Nts., 4/1/19	$ 376,000	$ 402,320
Information Technology—1.7%
Computers & Peripherals—0.5%
Hewlett-Packard Co.:
2.65% Sr. Unsec. Unsub. Nts., 6/1/16	367,000	378,348
4.75% Sr. Unsec. Nts., 6/2/14	154,000	156,482
Seagate HDD Cayman, 3.75% Sr. Unsec. Nts., 11/15/18[1]	340,000	344,675
		879,505
Electronic Equipment, Instruments, & Components—0.8%
Amphenol Corp., 4.75% Sr. Unsec. Nts., 11/15/14	124,000	128,156
Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	527,000	539,445
Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	500,000	502,265
		1,169,866
IT Services—0.1%
Fidelity National Information Services, Inc., 3.50% Sr. Unsec. Nts., 4/15/23	207,000	188,749
Office Electronics—0.3%
Xerox Corp., 4.25% Sr. Unsec. Nts., 2/15/15	391,000	405,746
Materials—3.7%
Chemicals—0.6%
LYB International Finance BV, 5.25% Sr. Unsec. Nts., 7/15/43	123,000	123,674
Rockwood Specialties Group, Inc., 4.625% Sr. Unsec. Nts., 10/15/20	380,000	389,975
RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	227,000	207,362
Sherwin-Williams Co. (The), 4% Sr. Unsec. Unsub. Nts., 12/15/42	236,000	202,562
		923,573
Construction Materials—0.3%
CRH America, Inc., 4.125% Sr. Unsec. Nts., 1/15/16	365,000	385,305
Containers & Packaging—0.8%
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25% Sr. Unsec. Nts., 2/1/21	421,000	458,890
Packaging Corp. of America, 4.50% Sr. Unsec. Nts., 11/1/23	300,000	300,894
Rock Tenn Co., 3.50% Sr. Unsec. Unsub. Nts., 3/1/20	432,000	425,034
		1,184,818
Metals & Mining—1.7%
Allegheny Technologies, Inc., 5.95% Sr. Unsec. Unsub. Nts., 1/15/21	238,000	246,961
Barrick Gold Corp., 3.85% Sr. Unsec. Nts., 4/1/22	190,000	171,172
Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	145,000	139,174
Cliffs Natural Resources, Inc., 3.95% Sr. Unsec. Unsub. Nts., 1/15/18	392,000	396,036
Freeport-McMoRan Copper & Gold, Inc.:
1.40% Sr. Unsec. Nts., 2/13/15	403,000	405,361
3.875% Sr. Unsec. Nts., 3/15/23	425,000	402,036
Glencore Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	245,000	256,939
6.00% Sr. Unsec. Unsub. Nts., 10/15/15	463,000	501,580
		2,519,259
Paper & Forest Products—0.3%
Georgia-Pacific LLC, 3.734% Sr. Unsec. Nts., 7/15/23[1]	306,000	294,624
International Paper Co., 6% Sr. Unsec. Unsub. Nts., 11/15/41	143,000	155,325
		449,949

	Principal Amount	Value
Telecommunication Services—2.4%
Diversified Telecommunication Services—1.9%
British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	$ 264,000	$ 394,013
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	344,000	387,000
Koninklijke KPN NV, 7% Sr. Sub. Nts., 3/28/73[1,3]	382,000	387,312
MetroPCS Wireless, Inc., 6.25% Sr. Unsec. Unsub. Nts., 4/1/21[1]	426,000	443,572
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	230,000	231,150
Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36	283,000	312,521
Verizon Communications, Inc.:
6.40% Sr. Unsec. Nts., 2/15/38	195,000	219,023
6.55% Sr. Unsec. Nts., 9/15/43	468,000	547,662
		2,922,253
Wireless Telecommunication Services—0.5%
America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	334,000	278,191
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.849% Sr. Sec. Nts., 4/15/23	227,000	212,568
Vodafone Group plc:
4.375% Sr. Unsec. Unsub. Nts., 2/19/43	119,000	102,856
6.25% Sr. Unsec. Nts., 11/30/32	125,000	136,807
		730,422
Utilities—1.5%
Electric Utilities—1.2%
Edison International, 3.75% Sr. Unsec. Unsub. Nts., 9/15/17	438,000	459,237
Exelon Generation Co. LLC, 4.25% Sr. Unsec. Unsub. Nts., 6/15/22	230,000	220,500
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	179,000	176,028
Jersey Central Power & Light Co., 4.70% Sr. Unsec. Nts., 4/1/24[1]	198,000	196,050
PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts., 12/1/22	329,000	310,815
PPL WEM Holdings plc, 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	429,000	456,276
		1,818,906
Energy Traders—0.2%
Dayton Power & Light Co., 1.875% Sr. Sec. Nts., 9/15/16[1]	272,000	274,383
Multi-Utilities—0.1%
CMS Energy Corp., 5.05% Sr. Unsec. Unsub. Nts., 3/15/22	155,000	167,520
Total Corporate Bonds and Notes (Cost $64,673,219)		65,746,027

12        OPPENHEIMER CORE BOND FUND/VA

	Shares	Value

Investment Company—14.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[12,13]
(Cost $22,407,494)	22,407,494	$ 22,407,494
Total Investments, at Value (Cost $183,945,859)	119.5%	181,305,738
Liabilities in Excess of Other Assets	(19.5)	(29,574,760)

Net Assets	100.0%	$ 151,730,978

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $27,820,544 or 18.34% of the Fund’s net assets as of December 31, 2013.

2. Restricted security. The aggregate value of restricted securities as of December 31, 2013 was $882,258, which represents 0.58% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0%, 6/22/24	4/21/97	$382,892	$82,693	$(300,199)
Credit Acceptance Auto Loan Trust, Series 2013-2A, Cl. B, 2.26%, 10/15/21	10/22/13	259,927	259,419	(508)
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%, 7/26/24	1/28/02	82,654	73,738	(8,916)
Morgan Stanley Reremic Trust, Series 2012-R3, Cl. 1B, 2.065%, 11/26/36	10/24/12	239,567	262,879	22,103
NC Finance Trust, Series 1999-I, Cl. D, 3.405%, 1/25/29	8/10/10	3,281,116	202,201	(3,078,915)
Santander Drive Auto Receivables Trust, Series 2011-S2A, Cl. D, 3.35%, 6/15/17	5/19/11-4/9/13	1,324	1,328	4

		$4,247,480	$882,258	$(3,366,431)

3. Represents the current interest rate for a variable or increasing rate security.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $3,406,942 or 2.25% of the Fund’s net assets as of December 31, 2013.

5. Interest rate is less than 0.0005%.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $195,500 or 0.13% of the Fund’s net assets as of December 31, 2013.

7. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

8. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after December 31, 2013. See Note 1 of the accompanying Notes.

9. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

10. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $264,888. See Note 6 of the accompanying Notes.

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

12. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2012	Gross Additions	Gross Reductions	Shares December 31, 2013

Oppenheimer Institutional Money Market Fund, Cl. E	28,238,653	54,739,427	60,570,586	22,407,494

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$22,407,494	$27,128

13. Rate shown is the 7-day yield as of December 31, 2013.

Futures Contracts as of December 31, 2013:
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Unrealized Appreciation (Depreciation)

U.S. Treasury Long Bonds	CBT	Sell	3/20/14	25	$48,219
U.S. Treasury Nts., 2 yr.	CBT	Sell	3/31/14	32	13,782
U.S. Treasury Nts., 5 yr.	CBT	Sell	3/31/14	97	151,109
U.S. Treasury Nts., 10 yr.	CBT	Buy	3/20/14	47	(62,216)
U.S. Treasury Ultra Bonds	CBT	Buy	3/20/14	54	(143,276)

					$7,618

See accompanying Notes to Financial Statements.

13        OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF ASSETS AND LIABILITIES    December 31, 2013

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $161,538,365)	$158,898,244
Affiliated companies (cost $22,407,494)	22,407,494

181,305,738

Receivables and other assets:
Investments sold (including $6,368,779 sold on a when-issued or delayed delivery basis)	7,044,019
Interest, dividends and principal paydowns	1,015,860
Shares of beneficial interest sold	776,806
Variation margin receivable	20,813
Other	26,746

Total assets	190,189,982

Liabilities
Payables and other liabilities:
Investments purchased (including $37,714,448 purchased on a when-issued or delayed delivery basis)	38,259,441
Variation margin payable	51,953
Shares of beneficial interest redeemed	48,882
Trustees’ compensation	24,644
Transfer and shareholder servicing agent fees	12,900
Shareholder communications	12,523
Distribution and service plan fees	11,970
Other	36,691

Total liabilities	38,459,004

Net Assets	$151,730,978

Composition of Net Assets
Par value of shares of beneficial interest	$19,461

Additional paid-in capital	231,208,517

Accumulated net investment income	7,270,382

Accumulated net realized loss on investments	(84,134,879)

Net unrealized depreciation on investments	(2,632,503)

Net Assets	$151,730,978

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $96,785,221 and 12,359,959 shares of beneficial interest outstanding)	$7.83

Service Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $54,945,757 and 7,101,312 shares of beneficial interest outstanding)	$7.74

See accompanying Notes to Financial Statements.

14        OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF OPERATIONS    For the Ended December 31, 2013

Investment Income
Interest:
Unaffiliated companies (net of foreign withholding taxes of $1,509)	$7,705,033

Fee income on when-issued securities	922,830

Dividends from affiliated companies	27,128

Total investment income	8,654,991

Expenses
Management fees	990,310

Distribution and service plan fees:
Service shares	149,169

Transfer and shareholder servicing agent fees:
Non-Service shares	105,362
Service shares	59,722

Shareholder communications:
Non-Service shares	29,346
Service shares	16,585

Custodian fees and expenses	29,705

Trustees’ compensation	18,627

Other	58,981

Total expenses	1,457,807
Less waivers and reimbursements of expenses	(70,496)

Net expenses	1,387,311

Net Investment Income	7,267,680

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	982,144
Closing and expiration of futures contracts	(743,123)
Swap contracts	(113,981)

Net realized gain	125,040

Net change in unrealized appreciation/depreciation on:
Investments	(7,882,295)
Futures contracts	53,122

Net change in unrealized appreciation/depreciation	(7,829,173)

Net Decrease in Net Assets Resulting from Operations	$(436,453)

See accompanying Notes to Financial Statements.

15        OPPENHEIMER CORE BOND FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations
Net investment income	$7,267,680	$7,917,484

Net realized gain	125,040	6,322,735

Net change in unrealized appreciation/depreciation	(7,829,173)	3,953,898

Net increase (decrease) in net assets resulting from operations	(436,453)	18,194,117

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(5,333,237)	(5,870,393)
Service shares	(3,004,980)	(3,356,788)

	(8,338,217)	(9,227,181)

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Non-Service shares	(14,737,860)	(11,196,132)
Service shares	(6,439,915)	(652,679)

	(21,177,775)	(11,848,811)

Net Assets
Total decrease	(29,952,445)	(2,881,875)

Beginning of period	181,683,423	184,565,298

End of period (including accumulated net investment income of $7,270,382 and $7,838,245, respectively)	$151,730,978	$181,683,423

See accompanying Notes to Financial Statements.

16        OPPENHEIMER CORE BOND FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$8.26	$7.88	$7.73	$7.07	$6.45

Income (loss) from investment operations:
Net investment income[2]	0.36	0.35	0.36	0.40	0.48
Net realized and unrealized gain (loss)	(0.37)	0.44	0.25	0.40	0.14

Total from investment operations	(0.01)	0.79	0.61	0.80	0.62

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.42)	(0.41)	(0.46)	(0.14)	0.00

Net asset value, end of period	$7.83	$8.26	$7.88	$7.73	$7.07

Total Return, at Net Asset Value[3]	(0.10)%	10.29%	8.27%	11.42%	9.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$96,785	$116,989	$122,271	$132,557	$137,597

Average net assets (in thousands)	$105,012	$119,547	$127,341	$136,333	$137,631

Ratios to average net assets:[4]
Net investment income	4.51%	4.34%	4.71%	5.32%	7.40%
Total expenses[5]	0.80%	0.77%	0.77%	0.79%	0.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.75%	0.75%	0.70%	0.61%

Portfolio turnover rate[6]	115%	140%	99%	98%	143%

1. December 30, 2011 represents the last business day of the Fund’s 2011 reporting period. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2013	0.81%
Year Ended December 31, 2012	0.79%
Year Ended December 30, 2011	0.79%
Year Ended December 31, 2010	0.80%
Year Ended December 31, 2009	0.76%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2013	$776,927,298	$806,883,121
Year Ended December 31, 2012	$930,202,858	$942,406,652
Year Ended December 30, 2011	$911,850,847	$909,531,196
Year Ended December 31, 2010	$775,240,942	$766,486,357
Year Ended December 31, 2009	$977,840,247	$1,009,549,121

See accompanying Notes to Financial Statements.

17        OPPENHEIMER CORE BOND FUND/VA

Service Shares	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$8.17	$7.79	$7.65	$6.99	$6.41

Income (loss) from investment operations:
Net investment income[2]	0.34	0.33	0.34	0.37	0.46
Net realized and unrealized gain (loss)	(0.37)	0.44	0.24	0.41	0.12

Total from investment operations	(0.03)	0.77	0.58	0.78	0.58

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.40)	(0.39)	(0.44)	(0.12)	0.00

Net asset value, end of period	$7.74	$8.17	$7.79	$7.65	$6.99

Total Return, at Net Asset Value[3]	(0.38)%	10.17%	7.93%	11.28%	9.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$54,946	$64,694	$62,294	$56,562	$56,717

Average net assets (in thousands)	$59,523	$67,116	$58,629	$57,313	$52,648

Ratios to average net assets:[4]
Net investment income	4.26%	4.07%	4.42%	5.06%	7.16%
Total expenses[5]	1.05%	1.02%	1.02%	1.04%	1.01%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.00%	1.00%	0.95%	0.86%

Portfolio turnover rate[6]	115%	140%	99%	98%	143%

1. December 30, 2011 represents the last business day of the Fund’s 2011 reporting period. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2013	1.06%
Year Ended December 31, 2012	1.04%
Year Ended December 30, 2011	1.04%
Year Ended December 31, 2010	1.05%
Year Ended December 31, 2009	1.02%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2013	$776,927,298	$806,883,121
Year Ended December 31, 2012	$930,202,858	$942,406,652
Year Ended December 30, 2011	$911,850,847	$909,531,196
Year Ended December 31, 2010	$775,240,942	$766,486,357
Year Ended December 31, 2009	$977,840,247	$1,009,549,121

See accompanying Notes to Financial Statements.

18        OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS    December 31, 2013

1. Significant Accounting Policies

Oppenheimer Core Bond Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s main investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of December 31, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$37,714,448
Sold securities	6,368,779

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of December 31, 2013 is as follows:

Cost	$3,281,116
Market Value	$202,201
Market value as % of Net Assets	0.13%

19        OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies (Continued)

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$7,966,003	$—	$84,067,419	$2,713,104

1. As of December 31, 2013, the Fund had $83,694,939 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2016	$8,625,089
2017	75,069,850

Total	$83,694,939

2. As of December 31, 2013, the Fund had $372,480 of post-October losses available to offset future realized capital gains, if any.

3. During the fiscal year ended December 31, 2013, the Fund utilized $62,802 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended December 31, 2012, the Fund utilized $5,945,207 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2013. Net assets of the Fund were unaffected by the reclassifications.

Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments

$502,674	$502,674

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

	Year Ended	Year Ended
	December 31, 2013	December 31, 2012

Distributions paid from:
Ordinary income	$8,338,217	$9,227,181

20        OPPENHEIMER CORE BOND FUND/VA

1. Significant Accounting Policies (Continued)

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$184,018,876
Federal tax cost of other investments	(8,674,422)

Total federal tax cost	$175,344,454

Gross unrealized appreciation	$4,524,889
Gross unrealized depreciation	(7,237,993)

Net unrealized depreciation	$(2,713,104)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

21        OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS    (Continued)

2. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a

22        OPPENHEIMER CORE BOND FUND/VA

2. Securities Valuation (Continued)

standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$22,855,767	$—	$22,855,767
Mortgage-Backed Obligations	—	66,631,487	275,939	66,907,426
U.S. Government Obligations	—	3,389,024	—	3,389,024
Corporate Bonds and Notes	—	65,746,027	—	65,746,027
Investment Company	22,407,494	—	—	22,407,494

Total Investments, at Value	22,407,494	158,622,305	275,939	181,305,738
Other Financial Instruments:
Variation margin receivable	20,813	—	—	20,813

Total Assets	$22,428,307	$158,622,305	$275,939	$181,326,551

Liabilities Table
Other Financial Instruments:
Variation margin payable	$(51,953)	$—	$—	$(51,953)

Total Liabilities	$(51,953)	$—	$—	$(51,953)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	533,702	$4,292,431	1,396,350	$11,307,630
Dividends and/or distributions reinvested	682,873	5,333,237	749,731	5,870,393
Redeemed	(3,017,265)	(24,363,528)	(3,505,581)	(28,374,155)

Net decrease	(1,800,690)	$(14,737,860)	(1,359,500)	$(11,196,132)

Service Shares
Sold	1,641,559	$13,196,539	3,789,524	$30,414,887
Dividends and/or distributions reinvested	388,743	3,004,980	433,134	3,356,788
Redeemed	(2,851,850)	(22,641,434)	(4,293,364)	(34,424,354)

Net decrease	(821,548)	$(6,439,915)	(70,706)	$(652,679)

23        OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS    Continued

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2013 were as follows:

	Purchases	Sales

Investment securities	$149,706,181	$164,114,293
U.S. government and government agency obligations	6,176,973	8,844,139
To Be Announced (TBA) mortgage-related securities	776,927,298	806,883,121

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $1 billion	0.60%
Over $1 billion	0.50

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.75% for Non-Service shares and 1.00% for Service shares. During the year ended December 31, 2013, the Manager waived fees and/or reimbursed the Fund $30,085 and $17,129 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2013, the Manager waived fees and/or reimbursed the Fund $23,282 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

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6. Risk Exposures and the Use of Derivative Instruments (Continued)

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the year ended December 31, 2013, the Fund had an ending monthly average market value of $9,548,821 and $31,000,638 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral

25        OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. Daily changes in the value of cleared swaps are reported as variation margin receivable or payable on the Statement of Assets and Liabilities. The values of OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

For the year ended December 31, 2013, the Fund had ending monthly average notional amounts of $569,231 on credit default swaps to buy protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of December 3, 2013, the Fund had no such credit default swap agreements outstanding.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

      To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

26        OPPENHEIMER CORE BOND FUND/VA

6. Risk Exposures and the Use of Derivative Instruments (Continued)

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of December 31, 2013:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value

Interest rate contracts	Variation margin receivable	$20,813	*	Variation margin payable	$51,953*

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Closing and expiration of futures contracts	Swap contracts	Total

Credit contracts	$—	$(113,981)	$(113,981)

Interest rate contracts	(743,123)	—	(743,123)

Total	$(743,123)	$(113,981)	$(857,104)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Futures contracts

Interest rate contracts	$53,122

7. Restricted Securities

As of December 31, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

8. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and

27        OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS    Continued

8. Pending Litigation (Continued)

former Independent Trustees named in those suits. On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On January 7, 2014, the appellate court affirmed the trial court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

28        OPPENHEIMER CORE BOND FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Core Bond Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Core Bond Fund/VA as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 14, 2014

29        OPPENHEIMER CORE BOND FUND/VA

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2014, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2013.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

30        OPPENHEIMER CORE BOND FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS    Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Krishna Memani and Peter Strzalkowski, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Manager provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other intermediate-term bond funds underlying variable insurance products. The Board considered that the Fund outperformed its performance category median during the one-year and three-year periods, although it underperformed for the five- and ten-year periods. The Board also considered the appointment of a new portfolio manager on April 1, 2009, and it considered the Manager’s assertion that the Investment Grade Fixed Income Team has been repositioning the portfolio gradually to better take advantage of changing market conditions. The Board considered the Fund’s recent improved performance in light of those changes, ranking in the first quintile of its performance category for the one- and three-year periods.

    Costs of Services by the Adviser. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other intermediate-term bond funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses were above its peer group median and category median. The Fund’s contractual management fee was higher than its peer group median and its category median. Within the total asset range of $100 million to $250 million, the Fund’s effective rate was higher than its peer group median and category median. The Board considered that the Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed that annual rate of 0.75% for Non-Service Shares and 1.00% for Service Shares. This voluntary expense limitation may be amended or withdrawn at any time without prior notice to shareholders.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

31        OPPENHEIMER CORE BOND FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS    Unaudited / Continued

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

32        OPPENHEIMER CORE BOND FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

33        OPPENHEIMER CORE BOND FUND/VA

TRUSTEES AND OFFICERS Unaudited
Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Year of Birth: 1938	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary

34        OPPENHEIMER CORE BOND FUND/VA

Robert J. Malone, Continued	of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 43 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Emeritus Trustee (since 2006), Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Year of Birth: 1958	Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 90 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Strzalkowski, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

35        OPPENHEIMER CORE BOND FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued
Krishna Memani, Vice President (since 2009) Year of Birth: 1960	President of the Sub-Adviser (since January 2013); Executive Vice President of the Manager (since January 2014) and Chief Investment Officer of the OppenheimerFunds advisory entities (since January 2014). Chief Investment Officer, Fixed Income of the Sub-Adviser (January 2013-December 2013); Head of the Investment Grade Fixed Income Team of the Sub-Adviser (March 2009-January 2014); Director of Fixed Income of the Sub-Adviser (October 2010-December 2012); Senior Vice President of the Sub-Adviser (March 2009-December 2012) and Senior Vice President of OFI Global Institutional, Inc. (April 2009-December 2012). Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Peter A. Strzalkowski, Vice President (since 2009) Year of Birth: 1965	Vice President and Senior Portfolio Manager of the Sub-Adviser (since August 2007) and co-Team Leader for the Sub-Adviser’s Investment Grade Fixed Income Team (since January 2014). A member of the Sub-Adviser’s Investment Grade Fixed Income Team (April 2009-January 2014). Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, (July 2006-August 2007). Senior Portfolio Manager at Highland Capital Management, L.P. (June 2005-July 2006) and a Senior Fixed Income Portfolio Manager at Microsoft Corp. (June 2003-June 2005). Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group (April 2000-June 2003) and a Vice President and Fixed Income Portfolio Manager at Centura Banks (November 1998-April 2000). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 90 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 90 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 90 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 90 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

36        OPPENHEIMER CORE BOND FUND/VA

OPPENHEIMER CORE BOND FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2014 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

          December 31, 2013

Oppenheimer Global Fund/VA* A Series of Oppenheimer Variable Account Funds	Annual Report

ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Financial Statements *Prior to 4/30/13, the Fund’s name was Oppenheimer Global Securities Fund/VA

Portfolio Manager: Rajeev Bhaman, CFA

Average Annual Total Returns

For the Periods Ended 12/31/13

	1-Year	5-Year	10-Year
Non-Service Shares	27.31%	18.07%	8.87%
Service Shares	26.99%	17.77%	8.60%
Class 3 Shares	27.34%	18.07%	8.87%

	1-Year	5-Year	Since Inception (5/3/04)
Class 4 Shares	27.01%	17.78%	8.68%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

TOP TEN COMMON STOCK HOLDINGS

Telefonaktiebolaget LM Ericsson, Cl. B	2.8%
Google, Inc., Cl. A	2.8
Airbus Group NV	2.5
SAP AG	2.2
Walt Disney Co. (The)	2.2
WellPoint, Inc.	2.2
McGraw Hill Financial, Inc.	2.1
UBS AG	2.0
eBay, Inc.	2.0
Bayerische Motoren Werke (BMW) AG, Preference	2.0

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2013, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2013, and are based on the total market value of investments.

2      OPPENHEIMER GLOBAL FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a total return of 27.31% during the one-year reporting period ended December 31, 2013, outperforming the MSCI All Country World Index (the “Index’), which returned 22.80% over the same period. Every sector made a positive contribution to the Fund’s absolute performance; meaningful contributions came from holdings in the information technology, health care, industrials and consumer discretionary sectors. The Fund also outperformed the MSCI World Index, which returned 26.68%. The Fund changed its benchmark from the MSCI World Index to the MSCI All Country World Index, which it believes is a more appropriate measure of the Fund’s opportunity set.

MARKET OVERVIEW

Global equities, especially those in the developed markets, delivered strong performance in 2013. Accommodative monetary policies on the part of central banks in the U.S., Europe and Japan, combined with supportive equity valuations relative to bonds, have been instrumental in this performance. Signs that the world’s largest economy, the U.S., was on the mend, demonstrated by rising house prices, also helped sentiment towards stocks. Mid-year, comments from the Federal Reserve (the “Fed”) suggesting that the aggressive quantitative easing (“QE”) policy would be “tapered” in the foreseeable future, led to significant sell-offs in both stocks and bonds. However, market conditions generally stabilized over the summer of 2013. While the Fed refrained from reducing its monthly bond purchases in September, in December, the Central Bank announced that it would reduce its monthly bond purchases by $10 billion, from $85 billion to $75 billion, starting in January 2014. The Fed also announced that it would continue to hold short-term interest rates at very low levels until unemployment in the United States subsided below 6.5%. This was lower than its earlier 7% target. Emerging markets equities had mixed results, with inflation concerns in a variety of markets, slower-than-expected growth and policy orientations toward a more redistributive stance hurting performance. A further recognition that emerging markets have greater structural volatility than the developed world was evidenced in a reduction in price-earnings ratios.

Many concerns still abound, as they always do. Worries around Europe, the fragility of the recovery in the U.S., the potential success or lack thereof of Prime Minister Shinzo Abe’s stimulus policies in Japan (commonly referred to as Abenomics), and a permanent slowdown in China’s growth are all top of mind currently. Our focus remains on the long term. While temporary perturbations in currency markets or asset markets may lead others to reconsider their investment stances, we remain solidly concentrated on the characteristics and trends that we believe allow our companies to thrive in a myriad of environments. As long as the economics of their businesses are robust and the price we are paying for them undervalues current earnings and significantly discounts future prospects, we are undisturbed.

TOP INDIVIDUAL CONTRIBUTORS

The top contributors to performance this period were Airbus Group NV, Google, Inc., The Walt Disney Co. and WellPoint, Inc. Airbus Group was formerly known as EADS, European Aeronautic Defence & Space Co. In July, the company changed its name to Airbus, which is also its main and by far most profitable product. The market for larger airplanes above 150 seats is a duopoly comprising Boeing and Airbus. Persistently high fuel prices combined with the increase in travel demand from the emerging markets makes for a good environment for growth in new, more fuel efficient, aircraft sales. Airbus has been very successful in driving orders for its new-engined A-320/1 NEO aircraft and its larger A-350 aircraft. In addition, management moved to meaningfully reduce exposure to the defense sector, announcing that it will be closing defense equipment production facilities and retiring and reassigning staff to the more profitable civilian business. The market reacted favorably to this strategy.

Google is the world’s most prevalent Internet search engine. When the company announced third-quarter earnings, investors reacted very positively, sending the stock higher. Revenue growth was strong, volumes increased and margins widened. Google continues to benefit from its market dominance in search and continues to explore new applications.

Walt Disney produces movies, television programs, musical recordings, books, magazines, and merchandise for entertainment and education. It also operates distribution channels such as television networks, theme parks, hotels, cruise lines, retail stores and classrooms. In our opinion, this company has no peer. It has unique, iconic intellectual property assets, many channels through which to monetize them and high optionality potential to create more of both. The company’s major investments in a new cruise ship and multiple amusement park upgrades in 2012 have started to pay off in 2013. In addition, the stock performed well as investors focused on the value of content in the broadcast and internet segments of the consumer discretionary sector.

WellPoint is a North American health insurance company. The early concern that the Patient Protection and Affordable Care Act (also known as “Obamacare”) would supplant the private insurance market has not come to pass. Moreover, in a consolidating industry, WellPoint’s scale and cost advantage we believe should enable it to be one of the few survivors. Buying power is ever more important given the passing of Obamacare. And, with baby boomers entering the age of 65 and over, we believe WellPoint’s revenues should increase, as that demographic has higher premiums.

3      OPPENHEIMER GLOBAL FUND/VA

TOP INDIVIDUAL DETRACTORS

The most significant detractors from performance this period were Fusion-io, Inc., DLF Ltd. and Technip SA. Fusion-io produces flash-enabled server accelerator cards, which allow servers to better process information in real-time. The company also has a unique software portfolio that may obviate the traditional disk array model for storage. The stock experienced volatility due partly to a management transition. We believe that the data storage market will increasingly move toward solid state technology and that Fusion-io’s intellectual property in the area is a competitive advantage. DLF is the largest and highest-quality real estate developer in the National Capital Region (NCR) of India. Tightening monetary policy and the weaker Indian Rupee have served to hurt near-term real estate demand. Over the longer term, demand for housing outstrips supply by a long way, given the various restrictions and hurdles to property development in the area. DLF’s assets are unmatched in location and quality and they are a preferred developer at the high end in the Delhi area. We believe that this makes for an attractive business that is now available at an even better price.

Technip is a niche supplier of critical parts and services to the oil and gas industry. It is one of the three world leaders in underwater construction of oil and gas production facilities. It is also the world’s largest manufacturer of flexible pipe and the world leader in the liquefaction of natural gas. During the reporting period, Technip reduced margin guidance for its subsea segment for 2014. In addition, one of its two major competitors in the subsea construction field announced disappointing earnings on the back of customer disputes. Both announcements affected Technip’s share price negatively. In our opinion, Technip is the best-in-class supplier of critical niche services to key areas of the oil and gas industry and we believe it is poised to benefit from the world’s continuing demand for energy.

STRATEGY & OUTLOOK

Regardless of whether we are in a fast or a slow growth world, we believe the companies in the Fund have the potential to grow above the general rate of the economies in which they operate by virtue of the secular currents driving them and their advantages globally. We have a long-term investment horizon and build the portfolio from the bottom up, focusing on businesses advantaged by long-term trends. We invest in companies that we believe are capable of producing solid and sustainable growth through the business cycle, that have made strong returns on invested capital, and that demonstrate good cash flow generation characteristics. We are patient investors and we aim to wait for those companies to be out of favor so they are reasonably priced when we buy.

As we enter 2014, most developed market equity valuations look reasonable to us, despite their recent strong performance, and emerging market valuations are becoming more so. There is still a significant amount of money sitting in bank accounts throughout the world. Developed equity markets may continue to benefit from the net inflows that began last year. Emerging equity markets may resume their recovery that began in the middle of last year. Alternatively, profit taking and risk aversion could affect markets negatively.

We simply cannot predict investor sentiment and market movements. That is why we focus on bottom-up, long-term stock selection. Our experience leads us to believe that longer-term outperformers will continue to be high quality companies within industries that are being driven by secular growth trends and that have the franchise strength, dominant market position and financial flexibility to profit from those growth opportunities. These companies also tend to have management commitment to apply those profits to the benefit of shareholders.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2013. In the case of Non-Service shares, Service shares and Class 3 shares, performance is measured over a ten-fiscal-year period. In the case of Class 4 shares, performance is measured from inception of the class on May 3, 2004. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

4      OPPENHEIMER GLOBAL FUND/VA

The Fund’s performance is compared to the performance of the MSCI All Country World Index, a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets and the MSCI World Index, an index of issuers listed on the stock exchanges of foreign countries and the United States. It is widely recognized as a measure of global stock market performance. The Fund has changed its benchmark from the MSCI World Index to the MSCI All Country World Index, which it believes is a more appropriate measure of the Fund’s performance. Indices are unmanaged and cannot be purchased directly by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

5      OPPENHEIMER GLOBAL FUND/VA

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

6      OPPENHEIMER GLOBAL FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During 6 Months Ended December 31, 2013
Non-Service shares	$ 1,000.00	$ 1,179.20	$ 4.24
Service shares	1,000.00	1,177.50	5.67
Class 3 shares	1,000.00	1,179.10	4.24
Class 4 shares	1,000.00	1,178.00	5.67

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,021.32	3.93
Service shares	1,000.00	1,020.01	5.26
Class 3 shares	1,000.00	1,021.32	3.93
Class 4 shares	1,000.00	1,020.01	5.26

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2013 are as follows:

Class	Expense Ratios
Non-Service shares	0.77%
Service shares	1.03
Class 3 shares	0.77
Class 4 shares	1.03

The expense ratios reflect contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, unless approved by the Board of Trustees. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

7      OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF INVESTMENTS    December 31, 2013

	Shares	Value

Common Stocks—99.7%

Consumer Discretionary—15.0%

Automobiles—2.0%

Bayerische Motoren Werke (BMW) AG, Preference	663,467	$ 56,682,723

Hotels, Restaurants & Leisure—1.7%

Gtech SpA	414,908	12,655,956

McDonald’s Corp.	389,510	37,794,155

		50,450,111

Media—3.6%

Grupo Televisa SAB, Sponsored ADR	803,715	24,320,416

Walt Disney Co. (The)	823,230	62,894,772

Zee Entertainment Enterprises Ltd.	3,842,836	17,246,859

		104,462,047

Specialty Retail—3.2%

Industria de Diseno Textil SA (Inditex)	323,281	53,493,331

Tiffany & Co.	442,870	41,089,479

		94,582,810

Textiles, Apparel & Luxury Goods—4.5%

Brunello Cucinelli SpA	86,334	3,077,865

Kering	228,080	48,234,957

LVMH Moet Hennessy Louis Vuitton SA	290,610	53,199,364

Tod’s SpA	154,180	25,740,148

		130,252,334

Consumer Staples—6.1%

Beverages—1.7%

AMBEV SA, ADR	2,761,375	20,296,106

Fomento Economico Mexicano SAB de CV, Sponsored ADR	303,335	29,687,396

		49,983,502

Food Products—2.6%

Nestle SA	424,630	31,171,216

Unilever plc	1,069,673	43,876,137

		75,047,353

Household Products—1.8%

Colgate-Palmolive Co.	804,540	52,464,053

Energy—3.1%

Energy Equipment & Services—2.3%

Technip SA	453,350	43,666,388

Transocean Ltd.	444,282	21,956,416

		65,622,804

Oil, Gas & Consumable Fuels—0.8%

Repsol SA	920,443	23,256,105

Financials—21.1%

Capital Markets—5.6%

Credit Suisse Group AG1	913,618	28,049,766

Deutsche Bank AG	917,541	43,779,234

Goldman Sachs Group, Inc. (The)	177,900	31,534,554

UBS AG1	3,059,714	58,288,534

		161,652,088

Commercial Banks—5.1%

Banco Bilbao Vizcaya Argentaria SA	3,135,476	38,849,777

ICICI Bank Ltd., Sponsored ADR	932,300	34,653,591

Itau Unibanco Holding SA, Preference, ADR	1,676,149	22,745,342

Societe Generale	382,679	22,347,496

Sumitomo Mitsui Financial Group, Inc.	580,900	29,998,558

		148,594,764

Diversified Financial Services—4.4%

BM&FBovespa SA	3,861,000	18,121,874

Citigroup, Inc.	643,020	33,507,772

McGraw Hill Financial, Inc.	767,010	59,980,182

Moscow Exchange (The)	7,137,746	14,105,785

		125,715,613

Insurance—5.3%

Allianz SE	281,142	50,429,453

Dai-ichi Life Insurance Co. Ltd. (The)	2,017,000	33,806,074

Fidelity National Financial, Inc., Cl. A	639,750	20,759,888

Prudential plc	2,249,677	50,350,081

		155,345,496

Real Estate Management & Development—0.7%

DLF Ltd.	7,721,050	20,978,393

	Shares	Value

Health Care—13.8%

Biotechnology—4.1%

Biogen Idec, Inc.[1]	56,830	$ 15,898,192

Celldex Therapeutics, Inc.[1]	436,470	10,566,939

Gilead Sciences, Inc.[1]	486,290	36,544,694

Medivation, Inc.[1]	136,310	8,699,304

Theravance, Inc.[1]	564,840	20,136,546

Vertex Pharmaceuticals, Inc.[1]	355,380	26,404,734

		118,250,409

Health Care Equipment & Supplies—1.6%

St. Jude Medical, Inc.	273,690	16,955,096

Zimmer Holdings, Inc.	314,890	29,344,599

		46,299,695

Health Care Providers & Services—3.8%

Aetna, Inc.	672,010	46,093,166

WellPoint, Inc.	677,725	62,615,013

		108,708,179

Pharmaceuticals—4.3%

Allergan, Inc.	193,640	21,509,531

Bayer AG	321,490	45,102,934

Roche Holding AG	119,563	33,515,537

Shire plc	503,540	23,727,668

		123,855,670

Industrials—12.7%

Aerospace & Defense—3.3%

Airbus Group NV	955,120	73,618,683

Embraer SA, ADR	765,743	24,641,610

		98,260,293

Air Freight & Couriers—1.1%

United Parcel Service, Inc., Cl. B	318,520	33,470,082

Building Products—1.7%

Assa Abloy AB, Cl. B	952,026	50,473,673

Construction & Engineering—0.4%

FLSmidth & Co. AS	235,833	12,930,686

Electrical Equipment—2.6%

Emerson Electric Co.	406,680	28,540,802

Nidec Corp.	284,700	27,919,823

Prysmian SpA	654,711	16,881,004

		73,341,629

Industrial Conglomerates—2.9%

3M Co.	291,030	40,816,958

Siemens AG	318,330	43,494,687

		84,311,645

Machinery—0.7%

FANUC Corp.	109,800	20,134,749

Information Technology—24.8%

Communications Equipment—3.6%

Juniper Networks, Inc.[1]	1,060,920	23,944,964

Telefonaktiebolaget LM Ericsson, Cl. B	6,597,591	80,791,957

		104,736,921

Computers & Peripherals—0.3%

Fusion-io, Inc.[1]	1,040,580	9,271,568

Electronic Equipment, Instruments, & Components—3.8%

Keyence Corp.	102,311	43,814,941

Kyocera Corp.	406,600	20,338,019

Murata Manufacturing Co. Ltd.	516,200	45,888,130

		110,041,090

Internet Software & Services—6.0%

eBay, Inc.[1]	1,043,090	57,255,210

Facebook, Inc., Cl. A1	625,640	34,197,482

Google, Inc., Cl. A1	71,350	79,962,659

		171,415,351

IT Services—0.5%

Infosys Ltd.	278,424	15,693,047

Semiconductors & Semiconductor Equipment—3.8%

Altera Corp.	1,387,160	45,124,315

Maxim Integrated Products, Inc.	1,337,755	37,336,742

Taiwan Semiconductor Manufacturing Co. Ltd.	7,275,184	25,634,384

		108,095,441

8      OPPENHEIMER GLOBAL FUND/VA

	Shares	Value

Software—6.8%

Adobe Systems, Inc.[1]	833,573	$ 49,914,351

Intuit, Inc.	605,560	46,216,339

Microsoft Corp.	1,041,100	38,968,373

SAP AG	740,999	63,533,326

		198,632,389

Materials—1.3%

Chemicals—1.0%

Linde AG	135,996	28,482,632

Metals & Mining—0.3%

Alrosa AO	8,242,506	8,791,399

Telecommunication Services—1.6%

Wireless Telecommunication Services—1.6%

KDDI Corp.	743,400	45,848,871

Utilities—0.2%

Electric Utilities—0.2%

Fortum OYJ	254,767	5,832,472

Total Common Stocks (Cost $1,560,592,108)		2,891,968,087

	Units	Value

Rights, Warrants and Certificates—0.0%

Repsol SA Rts., Strike Price 0.0001EUR, Exp. 1/9/14[1] (Cost $–)	920,443	$628,062

	Shares

Investment Company—0.3%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[2,3] (Cost $9,026,377)	9,026,377	9,026,377

Total Investments, at Value (Cost $1,569,618,485)	100.0%	2,901,622,526

Liabilities in Excess of Other Assets	0.0	(103,470)

Net Assets	100.0%	$2,901,519,056

Footnotes to Statement of Investments

Strike price is reported in U.S. Dollars, except for those denoted in the following currency:

EUR      European Dollar

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2012	Gross Additions	Gross Reductions	Shares December 31, 2013

Oppenheimer Institutional Money Market Fund, Cl. E	30,612,139	303,791,242	325,377,004	9,026,377

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$ 9,026,377	$ 14,612

3. Rate shown is the 7-day yield as of December 31, 2013.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$1,190,795,307	41.3%
Germany	331,504,989	11.4
Japan	267,749,165	9.3
France	167,448,205	5.8
Switzerland	151,025,053	5.3
Sweden	131,265,630	4.5
Spain	116,227,275	3.9
United Kingdom	94,226,218	3.2
India	88,571,890	3.0
Brazil	85,804,932	2.9
Netherlands	73,618,683	2.5
Italy	58,354,973	2.0
Mexico	54,007,812	1.8
Taiwan	25,634,384	0.9
Ireland	23,727,668	0.8
Russia	22,897,184	0.8
Denmark	12,930,686	0.4
Finland	5,832,472	0.2

Total	$2,901,622,526	100.0%

See accompanying Notes to Financial Statements.

9      OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF ASSETS AND LIABILITIES    December 31, 2013

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,560,592,108)	$2,892,596,149
Affiliated companies (cost $9,026,377)	9,026,377

2,901,622,526

Receivables and other assets:
Dividends	3,284,998
Shares of beneficial interest sold	1,024,468
Other	82,565

Total assets	2,906,014,557

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	3,717,703
Distribution and service plan fees	280,681
Transfer and shareholder servicing agent fees	240,186
Trustees’ compensation	81,254
Shareholder communications	78,458
Other	97,219

Total liabilities	4,495,501

Net Assets	$2,901,519,056

Composition of Net Assets
Par value of shares of beneficial interest	$71,279

Additional paid-in capital	1,439,864,710

Accumulated net investment income	27,585,632

Accumulated net realized gain on investments and foreign currency transactions	101,909,401

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,332,088,034

Net Assets	$2,901,519,056

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,397,025,996 and 34,190,165 shares of beneficial interest outstanding)	$40.86

Service Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,216,285,104 and 30,050,867 shares of beneficial interest outstanding)	$40.47

Class 3 Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $192,063,097 and 4,667,230 shares of beneficial interest outstanding)	$41.15

Class 4 Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $96,144,859 and 2,370,712 shares of beneficial interest outstanding)	$40.56

See accompanying Notes to Financial Statements.

10      OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF OPERATIONS    For the Year Ended December 31, 2013

Investment Income

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $4,601,492)	$52,525,112
Affiliated companies	14,612

Interest	175

Total investment income	52,539,899

Expenses
Management fees	17,440,275

Distribution and service plan fees:
Service shares	2,950,352
Class 4 shares	208,044

Transfer and shareholder servicing agent fees:
Non-Service shares	1,333,132
Service shares	1,173,386
Class 3 shares	177,410
Class 4 shares	82,785

Shareholder communications:
Non-Service shares	148,453
Service shares	130,036
Class 3 shares	20,006
Class 4 shares	9,562

Custodian fees and expenses	268,916

Trustees’ compensation	65,465

Other	387,143

Total expenses	24,394,965
Less waivers and reimbursements of expenses	(12,585)

Net expenses	24,382,380

Net Investment Income	28,157,519

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (net of foreign capital gains tax of $142,074)	152,998,525
Foreign currency transactions	(262,824)

Net realized gain	152,735,701

Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $57,402)	498,480,953
Translation of assets and liabilities denominated in foreign currencies	(15,009,861)

Net change in unrealized appreciation/depreciation	483,471,092

Net Increase in Net Assets Resulting from Operations	$664,364,312

See accompanying Notes to Financial Statements.

11      OPPENHEIMER GLOBAL FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations
Net investment income	$28,157,519	$34,224,709

Net realized gain	152,735,701	20,787,143

Net change in unrealized appreciation/depreciation	483,471,092	427,241,919

Net increase in net assets resulting from operations	664,364,312	482,253,771

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(18,448,869)	(25,848,197)
Service shares	(13,851,660)	(20,625,132)
Class 3 shares	(2,430,857)	(3,444,499)
Class 4 shares	(953,729)	(1,338,372)

	(35,685,115)	(51,256,200)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(158,236,204)	(120,462,188)
Service shares	(180,268,543)	(57,616,385)
Class 3 shares	(12,837,160)	(21,486,893)
Class 4 shares	1,813,300	(4,855,491)

	(349,528,607)	(204,420,957)

Net Assets
Total increase	279,150,590	226,576,614

Beginning of period	2,622,368,466	2,395,791,852

End of period (including accumulated net investment income of $27,585,632 and $35,518,126, respectively)	$2,901,519,056	$2,622,368,466

See accompanying Notes to Financial Statements.

12      OPPENHEIMER GLOBAL FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$32.55	$27.46	$30.30	$26.50	$20.21

Income (loss) from investment operations:
Net investment income[2]	0.41	0.44	0.65	0.33	0.33
Net realized and unrealized gain (loss)	8.40	5.29	(3.11)	3.85	6.94

Total from investment operations	8.81	5.73	(2.46)	4.18	7.27

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.50)	(0.64)	(0.38)	(0.38)	(0.50)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.48)

Total dividends and/or distributions to shareholders	(0.50)	(0.64)	(0.38)	(0.38)	(0.98)

Net asset value, end of period	$40.86	$32.55	$27.46	$30.30	$26.50

Total Return, at Net Asset Value[3]	27 .31%	21.27%	(8 .29)%	15 .96%	39 .77%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,397,026	$1,252,127	$1,165,141	$1,410,764	$1,364,597

Average net assets (in thousands)	$1,333,848	$1,206,244	$1,335,403	$1,336,110	$1,206,240

Ratios to average net assets:[4]
Net investment income	1.13%	1.48%	2.17%	1.22%	1.51%
Total expenses[5]	0.77%	0.76%	0.76%	0.76%	0.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.77%	0.76%	0.76%	0.76%	0.75%

Portfolio turnover rate	11%	14%	13%	15%	11%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2013	0.77%
Year Ended December 31, 2012	0.76%
Year Ended December 30, 2011	0.76%
Year Ended December 31, 2010	0.76%
Year Ended December 31, 2009	0.75%

See accompanying Notes to Financial Statements.

13      OPPENHEIMER GLOBAL FUND/VA

FINANCIAL HIGHLIGHTS    Continued

Service Shares	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$32.25	$27.21	$30.04	$26.28	$20.02

Income (loss) from investment operations:
Net investment income[2]	0.32	0.36	0.56	0.26	0.27
Net realized and unrealized gain (loss)	8.32	5.25	(3.08)	3.82	6.90

Total from investment operations	8.64	5.61	(2.52)	4.08	7.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.42)	(0.57)	(0.31)	(0.32)	(0.43)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.48)

Total dividends and/or distributions to shareholders	(0.42)	(0.57)	(0.31)	(0.32)	(0.91)

Net asset value, end of period	$40.47	$32.25	$27.21	$30.04	$26.28

Total Return, at Net Asset Value[3]	26.99%	20.95%	(8.53)%	15.70%	39.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,216,285	$1,130,388	$1,003,839	$1,101,584	$980,485

Average net assets (in thousands)	$1,174,119	$1,069,295	$1,091,128	$997,627	$830,887

Ratios to average net assets:[4]
Net investment income	0.89%	1.23%	1.90%	0.96%	1.23%
Total expenses[5]	1.02%	1.01%	1.01%	1.01%	1.00%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.02%	1.01%	1.01%	1.01%	1.00%

Portfolio turnover rate	11%	14%	13%	15%	11%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2013	1.03%
Year Ended December 31, 2012	1.01%
Year Ended December 30, 2011	1.01%
Year Ended December 31, 2010	1.01%
Year Ended December 31, 2009	1.00%

See accompanying Notes to Financial Statements.

14      OPPENHEIMER GLOBAL FUND/VA

Class 3 Shares	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$32.77	$27.65	$30.50	$26.67	$20.34

Income (loss) from investment operations:
Net investment income[2]	0.41	0.44	0.66	0.33	0.33
Net realized and unrealized gain (loss)	8.47	5.32	(3.13)	3.88	6.98

Total from investment operations	8.88	5.76	(2.47)	4.21	7.31

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.50)	(0.64)	(0.38)	(0.38)	(0.50)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.48)

Total dividends and/or distributions to shareholders	(0.50)	(0.64)	(0.38)	(0.38)	(0.98)

Net asset value, end of period	$41.15	$32.77	$27.65	$30.50	$26.67

Total Return, at Net Asset Value[3]	27.34%	21.23%	(8.27)%	15.97%	39.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$192,063	$164,477	$158,343	$202,621	$206,356

Average net assets (in thousands)	$177,483	$160,752	$187,804	$196,495	$182,553

Ratios to average net assets:[4]
Net investment income	1.12%	1.49%	2.17%	1.22%	1.49%
Total expenses[5]	0.77%	0.76%	0.76%	0.76%	0.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.77%	0.76%	0.76%	0.76%	0.75%

Portfolio turnover rate	11%	14%	13%	15%	11%
1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2013	0.77%
Year Ended December 31, 2012	0.76%
Year Ended December 30, 2011	0.76%
Year Ended December 31, 2010	0.76%
Year Ended December 31, 2009	0.75%

See accompanying Notes to Financial Statements.

15      OPPENHEIMER GLOBAL FUND/VA

FINANCIAL HIGHLIGHTS    Continued

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 30,	December 31,	December 31,
Class 4 Shares	2013	2012	2011[1]	2010	2009

Per Share Operating Data
Net asset value, beginning of period	$32.32	$27.26	$30.08	$26.32	$20.03

Income (loss) from investment operations:
Net investment income[2]	0.31	0.37	0.57	0.26	0.27
Net realized and unrealized gain (loss)	8.36	5.25	(3.08)	3.82	6.92

Total from investment operations	8.67	5.62	(2.51)	4.08	7.19

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.43)	(0.56)	(0.31)	(0.32)	(0.42)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.48)

Total dividends and/or distributions to shareholders	(0.43)	(0.56)	(0.31)	(0.32)	(0.90)

Net asset value, end of period	$40.56	$32.32	$27.26	$30.08	$26.32

Total Return, at Net Asset Value[3]	27.01%	20.95%	(8.49)%	15.67%	39.38%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$96,145	$75,376	$68,469	$81,866	$78,043

Average net assets (in thousands)	$82,796	$69,764	$78,655	$76,519	$66,965

Ratios to average net assets:[4]
Net investment income	0.85%	1.25%	1.93%	0.97%	1.22%
Total expenses[5]	1.02%	1.01%	1.01%	1.01%	1.00%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.02%	1.01%	1.01%	1.01%	1.00%

Portfolio turnover rate	11%	14%	13%	15%	11%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2013	1.03%
Year Ended December 31, 2012	1.01%
Year Ended December 30, 2011	1.01%
Year Ended December 31, 2010	1.01%
Year Ended December 31, 2009	1.00%

See accompanying Notes to Financial Statements.

16      OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2013

1. Significant Accounting Policies

Oppenheimer Global Fund/VA (the “Fund”), formerly Oppenheimer Global Securities Fund/VA, a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers Non-Service, Service, Class 3 and Class 4 shares. All classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The classes of shares being designated as Service shares and Class 4 shares are subject to a distribution and service plan. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. The Fund assesses a 1% fee on the proceeds of Class 3 and Class 4 shares that are redeemed (either by selling or exchanging to another Oppenheimer fund or other investment option offered through your variable life insurance or variable annuity contract) within 60 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

The following is a summary of significant accounting policies consistently followed by the Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$27,739,869	$126,059,475	$—	$1,307,937,804

17      OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS      Continued

1. Significant Accounting Policies (Continued)

1. During the fiscal year ended December 31, 2013, the Fund utilized $9,934,353 of capital loss carryforward to offset capital gains realized in that fiscal year.

2. During the fiscal year ended December 31, 2012, the Fund utilized $9,221,730 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2013. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Gain on Investments[3]

$13,166,329	$404,898	$12,761,431

3. $13,166,329, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

	Year Ended December 31, 2013	Year Ended December 31, 2012

Distributions paid from:
Ordinary income	$ 35,685,115	$ 51,256,200

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,593,768,715

Gross unrealized appreciation	$1,341,549,138
Gross unrealized depreciation	(33,611,334)

Net unrealized appreciation	$1,307,937,804

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

18      OPPENHEIMER GLOBAL FUND/VA

1. Significant Accounting Policies (Continued)

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would

19      OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS      Continued

2. Securities Valuation (Continued)

materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$166,098,822	$270,331,203	$—	$436,430,025
Consumer Staples	102,447,555	75,047,353	—	177,494,908
Energy	21,956,416	66,922,493	—	88,878,909
Financials	203,181,329	409,105,025	—	612,286,354
Health Care	294,767,814	102,346,139	—	397,113,953
Industrials	127,469,452	245,453,305	—	372,922,757
Information Technology	422,192,003	295,693,804	—	717,885,807
Materials	—	37,274,031	—	37,274,031
Telecommunication Services	—	45,848,871	—	45,848,871
Utilities	—	5,832,472	—	5,832,472
Rights, Warrants and Certificates	—	628,062	—	628,062
Investment Company	9,026,377	—	—	9,026,377

Total Assets	$1,347,139,768	$1,554,482,758	$—	$2,901,622,526

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

20      OPPENHEIMER GLOBAL FUND/VA

2. Securities Valuation (Continued)

	Transfers out of Level 1*	Transfers into Level 2*

Assets Table
Investments, at Value:
Commons Stocks
Consumer Discretionary	$(56,375,412)	$56,375,412
Consumer Staples	(29,739,726)	29,739,726
Financials	(79,568,248)	79,568,248
Health Care	(43,061,629)	43,061,629
Industrials	(57,122,804)	57,122,804
Information Technology	(121,877,094)	121,877,094
Materials	(25,410,199)	25,410,199

Total Assets	$(413,155,112)	$413,155,112

*Transferred from Level 1 to Level 2 due to the absence of a readily available unadjusted quoted market price.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2013			Year Ended December 31, 2012
	Shares	Amount		Shares	Amount

Non-Service Shares
Sold	2,054,395	$74,312,252		2,022,136	$59,619,398
Dividends and/or distributions reinvested	517,530	18,448,869		923,150	25,848,197
Redeemed	(6,851,884)	(250,997,325)		(6,899,218)	(205,929,783)

Net decrease	(4,279,959)	$(158,236,204)		(3,953,932)	$(120,462,188)

Service Shares
Sold	1,803,731	$65,522,799		3,066,046	$88,602,553
Dividends and/or distributions reinvested	391,733	13,851,660		742,178	20,625,132
Redeemed	(7,192,815)	(259,643,002)		(5,645,732)	(166,844,070)

Net decrease	(4,997,351)	$(180,268,543)		(1,837,508)	$(57,616,385)

Class 3 Shares
Sold	274,924	$9,972,302		174,260	$5,155,447
Dividends and/or distributions reinvested	67,712	2,430,857		122,145	3,444,499
Redeemed	(693,858)	(25,240,319)	[1]	(1,004,527)	(30,086,839)[2]

Net decrease	(351,222)	$(12,837,160)		(708,122)	$(21,486,893)

Class 4 Shares
Sold	301,288	$11,069,712		242,463	$7,528,786
Dividends and/or distributions reinvested	26,919	953,729		48,074	1,338,372
Redeemed	(289,896)	(10,210,141)	[1]	(469,722)	(13,722,649)[2]

Net increase (decrease)	38,311	$1,813,300		(179,185)	$(4,855,491)

1. Net of redemption fees of $11,326 and $4,748 for Class 3 and Class 4, respectively.

2. Net of redemption fees of $7,643 and $1,566 for Class 3 and Class 4, respectively.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2013 were as follows:

	Purchases	Sales

Investment securities	$300,155,456	$644,137,886

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

21      OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS      Continued

5. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule Through October 31, 2013
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60

Fee Schedule Effective November 1, 2013
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $4.2 billion	0.60
Over $5 billion	0.58

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan for Service Shares and Class 4 Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares and Class 4 shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares and Class 4 shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares and Class 4 shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares and Class 4 shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares and Class 4 shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.00% for Non-Service and Class 3 shares and 1.25% for Service and Class 4 shares.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2013, the Manager waived fees and/or reimbursed the Fund $12,585 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants

22      OPPENHEIMER GLOBAL FUND/VA

6. Pending Litigation (Continued)

in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On January 7, 2014, the appellate court dismissed the trial court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

23      OPPENHEIMER GLOBAL FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Fund/VA, formerly, Oppenheimer Global Securities Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Fund/VA as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 14, 2014

24      OPPENHEIMER GLOBAL FUND/VA

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2014, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2013.

Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2013 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 43.38% to arrive at the amount eligible for the corporate dividend-received deduction.

The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $4,558,675 of foreign income taxes were paid by the Fund during the fiscal year ended December 31, 2013. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

Gross income of the maximum amount allowable but not less than $27,253,326 was derived from sources within foreign countries or possessions of the United States.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

25      OPPENHEIMER GLOBAL FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS    Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers. Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Rajeev Bhaman, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Manager provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other world stock funds underlying variable insurance products. The Board considered that the Fund outperformed its performance category median during the one-, three-, five- and ten-year periods. The Board also considered that the Fund ranked in the second quintile of its performance category for the one-, three-, five- and ten-year periods.

Costs of Services by the Adviser.  The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other world stock funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses were lower than its peer group median and its category median. The Board also considered that the Fund’s contractual management fee was lower than its respective peer group median and category median. Within the total asset range of $2 billion to $5 billion, the Fund’s effective rate was lower than its peer group median and category median. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.00% for Non-Service and Class 3 shares and 1.25% for Service and Class 4 shares. This voluntary expense limitation may be amended or withdrawn at any time without prior notice to shareholders.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow. Based on the Board’s evaluation, the Managers agreed to a revised breakpoint schedule as negotiated by the Board that, effective November 1, 2013, includes an additional fee breakpoint of 0.58% for assets in excess of $5 billion.

26      OPPENHEIMER GLOBAL FUND/VA

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

27      OPPENHEIMER GLOBAL FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS        Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28      OPPENHEIMER GLOBAL FUND/VA

TRUSTEES AND OFFICERS        Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Year of Birth: 1938	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2008) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

29      OPPENHEIMER GLOBAL FUND/VA

TRUSTEES AND OFFICERS        Unaudited / Continued

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944 Continued	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 43 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Emeritus Trustee (since 2006), Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Year of Birth: 1958	Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 90 portfolios in the OppenheimerFunds complex.

30      OPPENHEIMER GLOBAL FUND/VA

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Bhaman, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Rajeev Bhaman, Vice President (since 2004) Year of Birth: 1963	Director of Global Equities of the Sub-Adviser (since January 2013); Senior Vice President of the Sub-Adviser (since May 2006); Vice President of the Sub-Adviser (January 1997-May 2006). An officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 90 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 90 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 90 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 90 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

31      OPPENHEIMER GLOBAL FUND/VA

OPPENHEIMER GLOBAL FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2014 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

December 31, 2013
Oppenheimer Main Street Fund®/VA A Series of Oppenheimer Variable Account Funds	Annual Report

ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Financial Statements

Portfolio Managers: Manind (“Mani”) Govil, CFA and

Benjamin Ram

Average Annual Total Returns For the Periods Ended 12/31/13
	1-Year	5-Year	10-Year
Non-Service Shares	31.77%	18.06%	7.00%
Service Shares	31.44%	17.76%	6.73%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

TOP TEN COMMON STOCK HOLDINGS

Apple, Inc.	4.6%
JPMorgan Chase & Co.	4.5
Chevron Corp.	3.8
Google, Inc., Cl. A	3.7
Express Scripts Holding Co.	3.4
National Oilwell Varco, Inc.	3.4
Discover Financial Services	3.3
Philip Morris International, Inc.	3.3
AutoZone, Inc.	3.2
McGraw Hill Financial, Inc.	2.9

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2013, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2013, and are based on the total market value of common stocks.

2     OPPENHEIMER MAIN STREET FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a total return of 31.77% during the one-year reporting period ended December 31, 2013, underperforming the S&P 500 Index, which returned 32.39% during the same period. The Fund outperformed the Index largely in the financials sector, where stronger relative stock selection benefited. Stronger relative stock selection in the industrials sector and an overweight position in the health care sector also benefited the Fund this period. Underperforming sectors for the Fund relative to the Index included consumer discretionary and information technology. The Fund underperformed in consumer discretionary due to less favorable stock selection and an underweight position, and in information technology, where weaker stock selection and an overweight position detracted.

MARKET OVERVIEW

Equities in the U.S. and developed markets throughout the world delivered strong performance in 2013. Accommodative monetary policies on the part of central banks in the U.S., Europe and Japan, combined with supportive equity valuations relative to bonds, were instrumental in this performance. Signs that the U.S. economy was on the mend, demonstrated by rising house prices, also helped sentiment toward stocks. While equities performed well for the year, numerous concerns remained. Namely, in late May, relatively hawkish remarks by Fed chairman Ben Bernanke were widely interpreted as a signal that U.S. monetary policymakers would begin to back away from their quantitative easing program sooner than expected, sparking heightened volatility in financial markets throughout the world. Additionally, fears began to creep into the market about a possible slowdown in the world’s emerging economies. However, market conditions generally stabilized over the summer of 2013. While the Fed unexpectedly refrained from reducing its monthly bond purchases in September, in December, the Central Bank announced that it would reduce its monthly bond purchases by $10 billion, from $85 billion to $75 billion, starting in January 2014. The Fed also announced that it would continue to hold short-term interest rates at very low levels until unemployment in the United States subsided below 6.5%. This was lower than its earlier 7% target.

TOP INDIVIDUAL CONTRIBUTORS

Top contributors to performance this period included Actavis plc, financial stocks JPMorgan Chase & Co. and Citigroup, Inc., Towers Watson & Co. and Facebook, Inc. Actavis is a branded and generic drug company whose shares spiked when management announced it was combining operations with Warner Chilcott – a leading specialty pharmaceutical company based in Ireland. The merged entity is expected to benefit from revenue synergies, with complementary product lines, and cost rationalization – both of which we believe have the potential to contribute to rising profits. The merger would also allow the company to reincorporate in Ireland, which could result in a significantly lower tax rate that would provide the potential not only to boost profits, but also cash generation.

The financials sector was the strongest performing sector for the Fund on both an absolute basis and relative to the Index. The ongoing, albeit modest, improvement in the economy – largely driven by the continued health of the housing sector – has led to lower foreclosures, increased credit quality, and rising demand for mortgages. As a result, stocks of many banks have benefited, including JPMorgan Chase and Citigroup. JPMorgan Chase also benefited from improved investor sentiment. During the period, management announced several litigation and regulatory settlements that largely address the overhang of “headline” risk that has plagued the stock. Although the total settlement sum is large in absolute terms, it is less than the dollar amount currently reserved for on JPMorgan’s balance sheet.

Towers Watson is a human resources consulting firm providing services related to employee benefits, talent management, rewards and risks and capital management. The company released strong financial results this reporting period. Over the second half of the period, social media giant Facebook reported strong quarterly results and answered concerns over its ability to deliver advertising via mobile devices as its mobile business grew. We exited our position in Facebook by period end as it had reached our estimate of fair value.

TOP INDIVIDUAL DETRACTORS

Top detractors from performance this period included America Movil SAB de CV, International Business Machines Corp. (“IBM”) and Apple, Inc. America Movil is a mobile carrier in Latin America. The Mexican government announced a reform proposal designed to create more competition, increase access to services, and reduce prices in the Mexican telecom sector. IBM reported disappointing revenues and earnings over the second quarter of 2013, due in part to delayed signings of new software and hardware bookings. A stronger dollar also negatively impacted top line growth. We exited our position. Apple hurt performance due in part to investor fears regarding the vitality of the high end smartphone market. However, Apple performed better over the closing months as a slightly better than consensus earnings outcome, a successful roll-out of the new iPad, and continued growth of iPhone 5S sales all contributed favorably to the stock. Additionally, the long awaited deal to sell iPhones through China Mobile – the world’s largest mobile operator – was finally announced.

3     OPPENHEIMER MAIN STREET FUND/VA

STRATEGY & OUTLOOK

Despite the high absolute dollar value of most market indices, stocks, generally, do not appear overvalued. While there may be pockets of overvaluation – specifically, high expectation stocks that have outperformed may be poised to take a breather – we believe there are still opportunities to identify attractively valued names. In particular, returns of higher-quality stocks (as measured by S&P Quality Ratings) have lagged since the market’s inflection in March 2009. Some of the factors that have aided higher returns of lower-quality stocks – namely, the Fed’s easy money policies – are nearing an end. This may favor higher quality stocks as investors once again focus on the importance of fundamentals. The “wild card” for 2014 remains just how far interest rates rise. Expectations are for rates to increase, but if they rise faster or farther than expectations, stocks could be in for a volatile ride.

Our approach remains consistent. We aim to construct an “all weather” portfolio by targeting companies we believe have: 1) sustainable competitive advantages; 2) skilled management with a proven track record of executing effectively; and 3) financial resources to generate improving profitability, gain market share, and/or return significant capital to shareholders. During times of volatile or slow economic growth such companies frequently widen their lead over weaker competitors. We seek to invest in companies, characterized by these qualities, at compelling valuations and believe this disciplined approach is essential in seeking to generate superior long-term performance.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2013. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the S&P 500 Index, an index of large-capitalization equity securities that is a measure of the general domestic stock market. The Index is unmanaged and cannot be purchased directly by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

4     OPPENHEIMER MAIN STREET FUND/VA

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5     OPPENHEIMER MAIN STREET FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During 6 Months Ended December 31, 2013
Non-Service shares	$1,000.00	$1,184.70	$4.30
Service shares	1,000.00	1,183.30	5.74

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.27	3.98
Service shares	1,000.00	1,019.96	5.31

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2013 are as follows:

Class	Expense Ratios
Non-Service shares	0.78%
Service shares	1.04

The expense ratios reflect contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, unless approved by the Board of Trustees. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6     OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS   December 31, 2013

	Shares	Value
Common Stocks—98.5%
Consumer Discretionary—8.7%
Auto Components—0.7%
Delphi Automotive plc	174,000	$10,462,620
Media—2.9%
Comcast Corp., Cl. A	142,770	7,419,043
Time Warner, Inc.	399,970	27,885,908
Twenty-First Century Fox, Inc., Cl. A	229,410	8,070,644
		43,375,595
Specialty Retail—4.4%
AutoZone, Inc.[1]	98,410	47,034,076
TJX Cos., Inc. (The)	268,770	17,128,712
		64,162,788
Textiles, Apparel & Luxury Goods—0.7%
PVH Corp.	75,610	10,284,472
Consumer Staples—8.2%
Food Products—3.0%
Kraft Foods Group, Inc.	98,759	5,325,085
Mondelez International, Inc., Cl. A	1,083,250	38,238,725
		43,563,810
Household Products—1.9%
Henkel AG & Co. KGaA	201,012	20,956,910
Henkel AG & Co. KGaA, Preference	58,285	6,761,702
		27,718,612
Tobacco—3.3%
Philip Morris International, Inc.	555,349	48,387,558
Energy—9.7%
Energy Equipment & Services—3.4%
National Oilwell Varco, Inc.	621,180	49,402,445
Oil, Gas & Consumable Fuels—6.3%
Chevron Corp.	445,110	55,598,690
Kinder Morgan, Inc.	216,710	7,801,560
Noble Energy, Inc.	428,790	29,204,887
		92,605,137
Financials—19.9%
Commercial Banks—2.4%
CIT Group, Inc.	689,390	35,937,901
Consumer Finance—3.3%
Discover Financial Services	870,183	48,686,739
Diversified Financial Services—9.5%
Citigroup, Inc.	344,358	17,944,495
CME Group, Inc.	169,260	13,280,140
JPMorgan Chase & Co.	1,147,250	67,091,180
McGraw Hill Financial, Inc.	538,411	42,103,740
		140,419,555
Insurance—4.2%
American International Group, Inc.	526,810	26,893,650
Lincoln National Corp.	208,080	10,741,090
Marsh & McLennan Cos., Inc.	509,810	24,654,412
		62,289,152
Real Estate Investment Trusts (REITs)—0.5%
Digital Realty Trust, Inc.	152,390	7,485,397
Health Care—19.8%
Biotechnology—0.9%
Gilead Sciences, Inc.[1]	180,830	13,589,375
Health Care Equipment & Supplies—4.1%
Covidien plc	572,060	38,957,286
Intuitive Surgical, Inc.[1]	54,310	20,859,385
		59,816,671
Health Care Providers & Services—5.2%
Express Scripts Holding Co.[1]	709,267	49,818,914
UnitedHealth Group, Inc.	364,690	27,461,157
		77,280,071
Pharmaceuticals—9.6%
AbbVie, Inc.	305,510	16,133,983
Actavis plc[1]	159,370	26,774,160
Allergan, Inc.	308,820	34,303,726
Pfizer, Inc.	699,719	21,432,393
Sanofi	138,620	14,755,545

	Shares	Value
Pharmaceuticals Continued
Zoetis, Inc.	874,580	$28,590,020
		141,989,827
Industrials—12.0%
Aerospace & Defense—0.2%
L-3 Communications Holdings, Inc.	27,800	2,970,708
Commercial Services & Supplies—2.8%
Tyco International Ltd.	1,008,335	41,382,068
Industrial Conglomerates—2.0%
General Electric Co.	1,063,280	29,803,739
Machinery—1.4%
Deere & Co.	228,590	20,877,125
Professional Services—1.6%
Towers Watson & Co., Cl. A	181,740	23,191,841
Road & Rail—4.0%
Canadian National Railway Co.	724,850	41,330,947
CSX Corp.	632,590	18,199,614
		59,530,561
Information Technology—14.9%
Computers & Peripherals—6.3%
Apple, Inc.	119,902	67,278,211
Western Digital Corp.	312,780	26,242,242
		93,520,453
Electronic Equipment, Instruments, & Components—1.3%
Avnet, Inc.	239,850	10,579,784
Corning, Inc.	476,120	8,484,458
		19,064,242
Internet Software & Services—6.4%
eBay, Inc.[1]	728,545	39,989,835
Google, Inc., Cl. A1	48,380	54,219,950
		94,209,785
IT Services—0.9%
Amdocs Ltd.	332,490	13,711,888
Materials—3.4%
Chemicals—0.9%
Air Products & Chemicals, Inc.	83,160	9,295,625
PPG Industries, Inc.	17,290	3,279,221
		12,574,846
Construction Materials—2.5%
Vulcan Materials Co.	619,220	36,794,052
Telecommunication Services—0.5%
Wireless Telecommunication Services—0.5%
America Movil SAB de CV, Series L, ADR	330,836	7,731,637
Utilities—1.4%
Electric Utilities—1.4%
Exelon Corp.	536,740	14,701,308
ITC Holdings Corp.	59,980	5,747,285
		20,448,593
Total Common Stocks (Cost $968,162,807)		1,453,269,263
Investment Company—1.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[2,3] Cost $28,023,569)	28,023,569	28,023,569
Total Investments, at Value (Cost $996,186,376)	100.4%	1,481,292,832
Liabilities in Excess of Other Assets	(0.4)	(5,250,324)
Net Assets	100.0%	$1,476,042,508

7     OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2012	Gross Additions	Gross Reductions	Shares December 31, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	24,937,150	362,777,118	359,690,699	28,023,569

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$28,023,569	$16,571

3. Rate shown is the 7-day yield as of December 31, 2013.

See accompanying Notes to Financial Statements.

8     OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2013

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $968,162,807)	$1,453,269,263
Affiliated companies (cost $28,023,569)	28,023,569
1,481,292,832
Cash	1,369
Receivables and other assets:
Investments sold	10,345,575
Dividends	1,570,136
Other	75,124
Total assets	1,493,285,036
Liabilities
Payables and other liabilities:
Investments purchased	14,942,724
Shares of beneficial interest redeemed	1,828,535
Distribution and service plan fees	198,336
Transfer and shareholder servicing agent fees	123,445
Trustees’ compensation	73,552
Shareholder communications	46,164
Other	29,772
Total liabilities	17,242,528
Net Assets	$1,476,042,508

Composition of Net Assets
Par value of shares of beneficial interest	$47,484
Additional paid-in capital	961,546,555
Accumulated net investment income	9,456,107
Accumulated net realized gain on investments and foreign currency transactions	19,885,906
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	485,106,456
Net Assets	$1,476,042,508

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $561,015,363 and 17,958,266 shares of beneficial interest outstanding)	$31.24
Service Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $915,027,145 and 29,525,579 shares of beneficial interest outstanding)	$30.99

See accompanying Notes to Financial Statements.

9     OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF OPERATIONS December 31, 2013

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $206,609)	$23,311,652
Affiliated companies	16,571
Interest	269
Total investment income	23,328,492
Expenses
Management fees	9,297,817
Distribution and service plan fees—Service shares	2,249,147
Transfer and shareholder servicing agent fees:
Non-Service shares	517,606
Service shares	894,579
Shareholder communications:
Non-Service shares	58,851
Service shares	99,426
Trustees’ compensation	66,804
Custodian fees and expenses	9,321
Other	153,494
Total expenses	13,347,045
Less waivers and reimbursements of expenses	(14,989)
Net expenses	13,332,056
Net Investment Income	9,996,436
Realized and Unrealized Gain
Net realized gain on:
Investments from unaffiliated companies	233,259,058
Foreign currency transactions	11,923
Net realized gain	233,270,981
Net change in unrealized appreciation/depreciation on:
Investments	143,111,174
Translation of assets and liabilities denominated in foreign currencies	1,362,843
Net change in unrealized appreciation/depreciation	144,474,017
Net Increase in Net Assets Resulting from Operations	$387,741,434

See accompanying Notes to Financial Statements.

10     OPPENHEIMER MAIN STREET FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations
Net investment income	$9,996,436	$13,024,596
Net realized gain	233,270,981	176,687,379
Net change in unrealized appreciation/depreciation	144,474,017	22,837,127
Net increase in net assets resulting from operations	387,741,434	212,549,102
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(5,738,189)	(4,702,221)
Service shares	(7,658,030)	(5,916,709)
	(13,396,219)	(10,618,930)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(57,546,662)	27,414,824
Service shares	(191,217,253)	(274,928,927)
	(248,763,915)	(247,514,103)
Net Assets
Total increase (decrease)	125,581,300	(45,583,931)
Beginning of period	1,350,461,208	1,396,045,139
End of period (including accumulated net investment income of $9,456,107 and $12,733,895, respectively)	$1,476,042,508	$1,350,461,208

See accompanying Notes to Financial Statements.

11     OPPENHEIMER MAIN STREET FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010	Year Ended December 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$23.97	$20.71	$20.88	$18.18	$14.56
Income (loss) from investment operations:
Net investment income[2]	0.24	0.26	0.16	0.17	0.21
Net realized and unrealized gain (loss)	7.33	3.22	(0.16)	2.73	3.71
Total from investment operations	7.57	3.48	0.00	2.90	3.92
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.30)	(0.22)	(0.17)	(0.20)	(0.30)
Net asset value, end of period	$31.24	$23.97	$20.71	$20.88	$18.18

Total Return, at Net Asset Value[3]	31.77%	16.87%	(0.01)%	16.11%	28.29%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$561,016	$481,089	$392,861	$469,720	$474,637
Average net assets (in thousands)	$517,750	$466,231	$426,354	$454,937	$430,517
Ratios to average net assets:[4]
Net investment income	0.87%	1.12%	0.79%	0.93%	1.35%
Total expenses[5]	0.78%	0.78%	0.78%	0.78%	0.78%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.78%	0.78%	0.78%	0.78%	0.78%
Portfolio turnover rate	49%	37%	38%	45%	128%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2013	0.78%
Year Ended December 31, 2012	0.78%
Year Ended December 30, 2011	0.78%
Year Ended December 31, 2010	0.78%
Year Ended December 31, 2009	0.78%

See accompanying Notes to Financial Statements.

12     OPPENHEIMER MAIN STREET FUND/VA

Service Shares	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010	Year Ended December 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$23.78	$20.53	$20.71	$18.04	$14.42
Income (loss) from investment operations:
Net investment income[2]	0.17	0.20	0.11	0.13	0.17
Net realized and unrealized gain (loss)	7.27	3.20	(0.17)	2.70	3.70
Total from investment operations	7.44	3.40	(0.06)	2.83	3.87
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.15)	(0.12)	(0.16)	(0.25)
Net asset value, end of period	$30.99	$23.78	$20.53	$20.71	$18.04

Total Return, at Net Asset Value[3]	31.44%	16.61%	(0.32)%	15.83%	27.99%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$915,027	$869,372	$1,003,184	$1,185,456	$1,154,210
Average net assets (in thousands)	$895,073	$913,871	$1,094,254	$1,193,630	$1,029,909
Ratios to average net assets:[4]
Net investment income	0.62%	0.85%	0.54%	0.68%	1.10%
Total expenses[5]	1.04%	1.03%	1.03%	1.03%	1.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.04%	1.03%	1.03%	1.03%	1.03%
Portfolio turnover rate	49%	37%	38%	45%	128%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2013	1.04%
Year Ended December 31, 2012	1.03%
Year Ended December 30, 2011	1.03%
Year Ended December 31, 2010	1.03%
Year Ended December 31, 2009	1.03%

See accompanying Notes to Financial Statements.

13     OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2013

1. Significant Accounting Policies

Oppenheimer Main Street Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward	[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$9,546,156	$28,523,847	$7,541,964		$484,010,477

1. As of December 31, 2013, the Fund had $7,541,964 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

14     OPPENHEIMER MAIN STREET FUND/VA

1. Significant Accounting Policies (Continued)

Expiring
2015	$5,027,976
2016	2,513,988
Total	$7,541,964

Of these losses, $7,541,964 are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $2,513,988 per year.

2. During the fiscal year ended December 31, 2013, the Fund utilized $198,916,700 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended December 31, 2012, the Fund utilized $171,760,057 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2013. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Gain on Investments	[4]
$3,223,475	$121,995	$3,345,470

4. $3,236,611, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

	Year Ended December 31, 2013	Year Ended December 31, 2012
Distributions paid from:
Ordinary income	$13,396,219	$10,618,930

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$997,282,355

Gross unrealized appreciation	$485,001,661
Gross unrealized depreciation	(991,184)

Net unrealized depreciation	$(484,010,477)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from

15     OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

16     OPPENHEIMER MAIN STREET FUND/VA

2. Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$128,285,475	$—	$—	$128,285,475
Consumer Staples	91,951,368	27,718,612	—	119,669,980
Energy	142,007,582	—	—	142,007,582
Financials	294,818,744	—	—	294,818,744
Health Care	277,920,399	14,755,545	—	292,675,944
Industrials	177,756,042	—	—	177,756,042
Information Technology	220,506,368	—	—	220,506,368
Materials	49,368,898	—	—	49,368,898
Telecommunication Services	7,731,637	—	—	7,731,637
Utilities	20,448,593	—	—	20,448,593
Investment Company	28,023,569	—	—	28,023,569
Total Assets	$1,438,818,675	$42,474,157	$—	$1,481,292,832

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

17     OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

	Transfers out of Level 1*	Transfers into Level 2*
Assets Table
Investments, at Value:
Commons Stocks
Consumer Staples	$(5,364,390)	$5,364,390
Total Assets	$(5,364,390)	$5,364,390

*	Transferred from Level 1 to Level 2 due to the absence of a readily available unadjusted quoted market price.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	1,001,432	$27,082,174	1,232,469	$28,052,495
Dividends and/or distributions reinvested	211,118	5,738,189	209,174	4,702,221
Acquisition—Note 6	—	—	3,253,848	77,116,190
Redeemed	(3,327,965)	(90,367,025)	(3,592,251)	(82,456,082)
Net increase (decrease)	(2,115,415)	$(57,546,662)	1,103,240	$27,414,824

Service Shares
Sold	590,719	$15,489,645	1,461,740	$33,302,188
Dividends and/or distributions reinvested	283,631	7,658,030	264,967	5,916,709
Redeemed	(7,913,253)	(214,364,928)	(14,016,400)	(314,147,824)
Net decrease	(7,038,903)	$(191,217,253)	(12,289,693)	$(274,928,927)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2013 were as follows:

	Purchases	Sales
Investment securities	$680,605,432	$936,163,909

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule Through October 31, 2013
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60

Fee Schedule Effective November 1, 2013
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Over $1 billion	0.58

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

18     OPPENHEIMER MAIN STREET FUND/VA

5. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the year ended December 31, 2013, the Manager waived fees and/or reimbursed the Fund $197 for Non-Service shares.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2013, the Manager waived fees and/or reimbursed the Fund $14,792 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Acquisition of Growth Portfolio

On April 26, 2012, the Fund acquired all of the net assets of Growth Portfolio, pursuant to an Agreement and Plan of Reorganization approved by the Growth Portfolio shareholders on April 20, 2012. The purpose of this acquisition is to combine two funds with similar investment objectives, strategies and risks to allow shareholders to benefit from greater asset growth potential, as well as lowered total expenses. The transaction qualified as a tax-free reorganization, (the “merger”) for federal income tax purposes allowing the Fund to use the original cost basis of the investments received to calculate subsequent gains and losses for tax reporting purposes. Details of the merger are shown in the following table:

	Exchange Ratio to One Share of the Growth Portfolio	Shares of Beneficial Interest Issued by the Fund	Value of Issued Shares of Beneficial Interest	Combined Net Assets on April 26, 2012	[1]
Non-Service Shares	0.0953467932	3,253,848	$77,116,190	$517,094,352

1. The net assets acquired included net unrealized appreciation of $18,020,315 and an unused capital loss carryforward of $35,875,587, potential utilization subject to tax limitations.

7. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On

19     OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

7. Pending Litigation (Continued)

April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On January 7, 2014, the appellate court affirmed the trial court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

20     OPPENHEIMER MAIN STREET FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Main Street Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Main Street Fund/VA as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 14, 2014

21     OPPENHEIMER MAIN STREET FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2014, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2013.

Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2013 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

22     OPPENHEIMER MAIN STREET FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Manind Govil and Benjamin Ram, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Manager provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other large blend funds underlying variable insurance products. The Board considered that the Fund outperformed its performance category median during the one-, three- and five-year periods but underperformed for the ten-year period.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other large blend funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s contractual management fee was higher than its peer group median but lower than its category median. Its total expenses were higher than its respective peer group median and category median. Within the total asset range of $1 billion to $2 billion, the Fund’s effective rate was higher than its peer group median and category median. The Board noted that the Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service Shares and 1.05% for Service Shares. This voluntary expense limitation may be amended or withdrawn at any time without prior notice to shareholders.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow. Based on the Board’s evaluation, the Managers agreed to a revised breakpoint schedule as negotiated by the Board that, effective November 1, 2013, includes an additional fee breakpoint of 0.58% for assets in excess of $1 billion.

23     OPPENHEIMER MAIN STREET FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited/Continued

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

24     OPPENHEIMER MAIN STREET FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

25     OPPENHEIMER MAIN STREET FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Year of Birth: 1938	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1995) Year of Birth: 1942	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

26     OPPENHEIMER MAIN STREET FUND/VA

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 43 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Emeritus Trustee (since 2006), Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Year of Birth: 1958

Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 90 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Govil, Ram, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

27     OPPENHEIMER MAIN STREET FUND/VA

TRUSTEES AND OFFICERS Unaudited/Continued

Manind Govil, Vice President (since 2009) Year of Birth: 1969	Senior Vice President, the Main Street Team Leader and a portfolio manager of the Sub-Adviser (since May 2009). Portfolio manager with RS Investment Management Co. LLC (October 2006-March 2009). Head of equity investments at The Guardian Life Insurance Company of America (August 2005-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. Lead portfolio manager—large cap blend/core equity, co-head of equities and head of equity research (2001-July 2005), and was lead portfolio manager—core equity (April 1996-July 2005), at Mercantile Capital Advisers, Inc. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Benjamin Ram, Vice President (since 2009) Year of Birth: 1972	Vice President of the Sub-Adviser (since May 2009); Senior Portfolio Manager of the Sub-Adviser (since January 2011) and Portfolio Manager of the Sub-Adviser (May 2009-December 2010). Sector manager for financial investments and a co portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC (October 2006-May 2009). Portfolio Manager of Mid Cap Strategies, Sector Manager Financials at The Guardian Life Insurance Company of America (January 2006-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. Financial analyst (2003-2005), and co-portfolio manager (2005-2006) at Mercantile Capital Advisers, Inc.; bank analyst at Legg Mason Securities (2000-2003) and a senior financial analyst at the CitiFinancial division of Citigroup, Inc. (1997-2000). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 90 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 90 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 90 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 90 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

28     OPPENHEIMER MAIN STREET FUND/VA

OPPENHEIMER MAIN STREET FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2014 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

December 31, 2013

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

*Prior to 4/30/13, the Fund’s name was Oppenheimer Main Street Small- & Mid-Cap Fund®/VA

Portfolio Manager: Matthew P. Ziehl, CFA, Raymond Anello, CFA, Raman Vardharaj, CFA, Joy Budzinski, Kristin Ketner Pak, Magnus Krantz and Adam Weiner

Average Annual Total Returns

For the Periods Ended 12/31/13

	1-Year	5-Year	10-Year
Non-Service Shares	41.01%	22.47%	9.83%
Service Shares	40.62%	22.16%	9.57%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

TOP TEN COMMON STOCK HOLDINGS

LaSalle Hotel Properties	2.4%
Robert Half International, Inc.	2.3
WellCare Health Plans, Inc.	2.2
Dana Holding Corp.	2.2
KAR Auction Services, Inc.	2.1
Finisar Corp.	2.0
Korn/Ferry International	1.9
Home Loan Servicing Solutions Ltd.	1.9
EPL Oil & Gas, Inc.	1.8
P.H. Glatfelter Co.	1.6

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2013, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2013, and are based on the total market value of common stocks.

2    OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a total return of 41.01% during the one-year reporting period ended December 31, 2013, outperforming the Russell 2000 Index (the “Index”), which returned 38.82% during the same period. The Fund outperformed the Index in eight out of ten sectors, led by stronger relative stock selection in the financials, energy, health care and consumer staples sectors. The Fund underperformed the Index in the information technology and consumer discretionary sectors due primarily to less favorable stock selection.

MARKET OVERVIEW

Equities in the U.S. and developed markets throughout the world delivered strong performance in 2013. Accommodative monetary policies on the part of central banks in the U.S., Europe and Japan, combined with supportive equity valuations relative to bonds, were instrumental in this performance. Signs that the U.S. economy was on the mend, demonstrated by rising house prices, also helped sentiment toward stocks. While equities performed well for the year, numerous concerns remained. Namely, in late May, relatively hawkish remarks by Fed chairman Ben Bernanke were widely interpreted as a signal that U.S. monetary policymakers would begin to back away from their quantitative easing program sooner than expected, sparking heightened volatility in financial markets throughout the world. Additionally, fears began to creep into the market about a possible slowdown in the world’s emerging economies. However, market conditions generally stabilized over the summer of 2013. While the Fed unexpectedly refrained from reducing its monthly bond purchases in September, in December, the Central Bank announced that it would reduce its monthly bond purchases by $10 billion, from $85 billion to $75 billion, starting in January 2014. The Fed also announced that it would continue to hold short-term interest rates at very low levels until unemployment in the United States subsided below 6.5%. This was lower than its earlier 7% target.

TOP INDIVIDUAL CONTRIBUTORS

During the period, top contributors to performance included financial stocks Financial Engines, Inc., CapitalSource, Inc., consumer staples stock Nu Skin Enterprises, Inc. and health care stock Santarus, Inc. Financial Engines is a provider of investment advice and portfolio management to defined contribution plans. The company reported strong results as new products such as the Income+ program, which has been well received by customers aged 60 and over, regulatory tailwinds, and favorable demographic trends have all worked in the company’s favor. CapitalSource is a commercial lender to small and middle market businesses. PacWest Bancorp. announced plans to acquire the company in July 2013 and shares rallied. Nu Skin Enterprises is a direct seller of personal care products and nutritional supplements. The company announced strong earnings growth driven by recruitment gains and a successful roll-out of its new weight management system. We lowered exposure towards the end of the year as strong price appreciation drove the stock close to our estimate of fair valuation. Shortly after the close of the year, we fully exited the position due to the announcement of an investigation into Nu Skin’s business practices in China which could negatively impact the firm’s growth trajectory and financial results. Santarus is a biopharmaceutical company that announced it was being acquired by Salix Pharmaceuticals in November 2013. The announcement benefited shares of Santarus.

TOP INDIVIDUAL DETRACTORS

Detractors from performance this period included information technology stocks Aruba Networks, Inc. and Fortinet, Inc., and financials stock Hatteras Financial Corp. Over the first half of the period, fundamentals of many technology companies suffered from the macroeconomic headwinds that impacted enterprise spending. Networking company Aruba Networks’ earnings growth may have also been hurt due to discounting by competitor Cisco Systems. Lackluster enterprise spending, particularly by service providers, resulted in a billings miss for Fortinet, a provider of network security solutions.

Hatteras Financial, a REIT focused on investing in mortgage-backed securities guaranteed by the U.S. Government and government sponsored agencies, reported disappointing earnings during the third quarter. The firm’s book value decreased as its investment portfolio fell in value to a greater extent than expected, driven by the increase in interest rates following the Fed’s remarks about the potential tapering of its quantitative easing program. We exited our positions in Aruba Networks and Hatteras Financial during the period.

STRATEGY & OUTLOOK

Despite the high absolute dollar value of most market indices, stocks, generally, do not appear overvalued. While there may be pockets of overvaluation – specifically, high expectation stocks which have outperformed may be poised to take a breather – we believe there are still opportunities to identify attractively valued names. In particular, returns of higher-quality stocks (as measured by S&P Quality Ratings) have lagged since the market’s inflection in March 2009. Some of the factors that have aided higher returns of lower-quality stocks – namely, the Fed’s easy money policies – are nearing an end. This may favor higher quality stocks as investors once again focus on the importance of fundamentals. Additionally, we believe smaller cap stocks should benefit from increasingly robust IPO and mergers & acquisitions activity — leading to greater access to capital for growth. The “wild card” for 2014 remains just how far interest rates rise. Expectations are for rates to increase, but if they rise faster or farther than expectations, stocks could be in for a volatile ride.

3    OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

    Given this backdrop, our approach remains consistent. We aim to construct an “all weather” portfolio by targeting companies we believe have: 1) sustainable competitive advantages; 2) skilled management with a proven track record of executing effectively; and 3) financial resources to generate improving profitability, gain market share, and/or return significant cash to shareholders. During times of volatility or slow economic growth, such companies frequently widen their lead over weaker competitors. We seek to invest in companies, characterized by these qualities, at compelling valuations and believe this disciplined approach is essential in seeking to generate superior long-term performance.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2013. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

    The Fund’s performance is compared to the performance of the Russell 2000 Index and the Russell 2500 Index. The Russell 2000 Index is an index of equity securities of small capitalization companies that is a measure of the small company market. The Russell 2500 Index is a broad-based index featuring 2,500 stocks of companies with small- and mid-cap market capitalizations. The Fund has changed its benchmark from the Russell 2500 Index to the Russell 2000 Index, which it believes is a more appropriate measure of the Fund’s performance. Indices are unmanaged and cannot be purchased directly by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

4    OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5    OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During 6 Months Ended December 31, 2013
Non-Service shares	$1,000.00	$1,180.00	$4.40
Service shares	1,000.00	1,178.50	5.78

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.17	4.08
Service shares	1,000.00	1,019.91	5.36

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2013 are as follows:

Class	Expense Ratios
Non-Service shares	0.80%
Service shares	1.05

The expense ratios reflect contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, unless approved by the Board of Trustees. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6    OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS December 31, 2013

	Shares	Value
Common Stocks—95.6%
Consumer Discretionary—11.7%
Auto Components—2.2%
Dana Holding Corp.	1,283,429	$25,180,877
Distributors—0.5%
Pool Corp.	103,329	6,007,548
Diversified Consumer Services—1.2%
LifeLock, Inc.[1]	808,140	13,261,577
Hotels, Restaurants & Leisure—3.1%
Brinker International, Inc.	254,900	11,812,066
Dunkin’ Brands Group, Inc.	196,273	9,460,359
Texas Roadhouse, Inc., Cl. A	471,920	13,119,376

		34,391,801
Household Durables—0.6%
Toll Brothers, Inc.[1]	170,560	6,310,720
Specialty Retail—4.1%
Mattress Firm Holding Corp.[1]	314,840	13,550,714
Monro Muffler Brake, Inc.	117,409	6,617,171
Pier 1 Imports, Inc.	630,980	14,563,018
Signet Jewelers Ltd.	146,130	11,500,431

		46,231,334
Consumer Staples—2.0%
Food Products—1.3%
Flowers Foods, Inc.	697,640	14,978,331
Personal Products—0.7%
Nu Skin Enterprises, Inc., Cl. A	61,350	8,479,797
Energy—6.7%
Oil, Gas & Consumable Fuels—6.7%
EPL Oil & Gas, Inc.[1]	705,977	20,120,344
Phillips 66 Partners LP	376,900	14,295,817
Renewable Energy Group, Inc.[1]	890,848	10,209,118
Valero Energy Partners LP1	395,900	13,638,755
Western Refining, Inc.	398,931	16,918,664

		75,182,698
Financials—22.1%
Capital Markets—1.8%
Financial Engines, Inc.	158,513	11,013,483
WisdomTree Investments, Inc.[1]	546,250	9,674,088

		20,687,571
Commercial Banks—6.2%
BankUnited, Inc.	417,895	13,757,103
CapitalSource, Inc.	1,059,209	15,220,833
First Niagara Financial Group, Inc.	1,620,490	17,209,604
FirstMerit Corp.	503,316	11,188,715
Webster Financial Corp.	393,370	12,265,277

		69,641,532
Insurance—0.9%
AmTrust Financial Services, Inc.	309,247	10,109,284
Real Estate Investment Trusts (REITs)—9.7%
Apollo Commercial Real Estate Finance, Inc.	768,931	12,495,129
Ares Commercial Real Estate Corp.	315,119	4,128,059
Chatham Lodging Trust	609,010	12,454,255
LaSalle Hotel Properties	879,756	27,149,270
Mid-America Apartment Communities, Inc.	254,545	15,461,063
Redwood Trust, Inc.	874,730	16,943,520
STAG Industrial, Inc.	245,300	5,001,667
Starwood Property Trust, Inc.	546,562	15,139,767

		108,772,730
Thrifts & Mortgage Finance—3.5%
Flagstar Bancorp, Inc.[1]	483,070	9,477,834
Oritani Financial Corp.	528,180	8,477,289
Home Loan Servicing Solutions Ltd.	923,820	21,220,145

		39,175,268
Health Care—9.4%
Biotechnology—1.4%
Celldex Therapeutics, Inc.[1]	212,970	5,156,004
Keryx Biopharmaceuticals, Inc.[1]	521,710	6,756,144
Medivation, Inc.[1]	62,702	4,001,642

		15,913,790

	Shares	Value
Health Care Equipment & Supplies—2.7%
DexCom, Inc.[1]	303,610	$10,750,830
Greatbatch, Inc.[1]	203,031	8,982,092
Spectranetics Corp.[1]	418,730	10,468,250

		30,201,172
Health Care Providers & Services—4.4%
HealthSouth Corp.	297,340	9,907,369
Team Health Holdings, Inc.[1]	312,800	14,248,040
WellCare Health Plans, Inc.[1]	358,931	25,275,921

		49,431,330
Pharmaceuticals—0.9%
AcelRx Pharmaceuticals, Inc.[1]	235,550	2,664,070
Aratana Therapeutics, Inc.[1]	59,370	1,133,967
Questcor Pharmaceuticals, Inc.	116,050	6,318,923

		10,116,960
Industrials—18.9%
Aerospace & Defense—0.5%
Orbital Sciences Corp.[1]	239,150	5,572,195
Air Freight & Couriers—0.8%
Hub Group, Inc., Cl. A1	229,688	9,159,958
Airlines—0.8%
Spirit Airlines, Inc.[1]	195,130	8,860,853
Commercial Services & Supplies—5.5%
ACCO Brands Corp.[1]	1,604,887	10,784,841
KAR Auction Services, Inc.	795,780	23,515,299
Mobile Mini, Inc.[1]	209,350	8,621,033
Waste Connections, Inc.	425,210	18,551,912

		61,473,085
Construction & Engineering—1.7%
AECOM Technology Corp.[1]	274,593	8,081,272
KBR, Inc.	332,691	10,609,516

		18,690,788
Electrical Equipment—0.7%
General Cable Corp.	259,220	7,623,660
Machinery—2.1%
Greenbrier Cos., Inc. (The)[1]	381,689	12,534,667
Wabtec Corp.	151,288	11,236,160

		23,770,827
Professional Services—4.2%
Korn/Ferry International[1]	823,461	21,508,801
Robert Half International, Inc.	605,445	25,422,636

		46,931,437
Road & Rail—1.8%
Old Dominion Freight Line, Inc.[1]	214,401	11,367,541
Swift Transportation Co., Cl. A1	403,854	8,969,597

		20,337,138
Transportation Infrastructure—0.8%
Wesco Aircraft Holdings, Inc.[1]	412,170	9,034,766
Information Technology—14.4%
Communications Equipment—2.0%
Finisar Corp.[1]	919,591	21,996,617
Internet Software & Services—2.3%
j2 Global, Inc.	186,603	9,332,016
Responsys, Inc.[1]	170,000	4,659,700
Web.com Group, Inc.[1]	380,690	12,102,135

		26,093,851
IT Services—1.0%
MAXIMUS, Inc.	259,410	11,411,446
Semiconductors & Semiconductor Equipment—3.2%
Cavium, Inc.[1]	359,990	12,423,255
Semtech Corp.[1]	423,998	10,718,670
Skyworks Solutions, Inc.[1]	464,199	13,257,523

		36,399,448
Software—5.9%
Fortinet, Inc.[1]	702,761	13,443,818
Guidewire Software, Inc.[1]	364,020	17,862,461
Imperva, Inc.[1]	67,530	3,250,219

7    OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Software Continued
Infoblox, Inc.[1]	426,250	$14,074,775
Proofpoint, Inc.[1]	93,350	3,096,419
Splunk, Inc.[1]	80,050	5,497,033
TIBCO Software, Inc.[1]	251,966	5,664,196
FleetMatics Group plc[1]	73,290	3,169,793

		66,058,714
Materials—9.9%
Chemicals—4.2%
Cytec Industries, Inc.	138,658	12,917,379
W.R. Grace & Co.[1]	101,970	10,081,774
Intrepid Potash, Inc.[1]	352,700	5,586,768
A. Schulman, Inc.	351,048	12,377,953
Tronox Ltd., Cl. A	260,820	6,017,117

		46,980,991
Containers & Packaging—1.1%
Packaging Corp. of America	193,590	12,250,375
Metals & Mining—1.8%
Century Aluminum Co.[1]	770,450	8,058,907
Kaiser Aluminum Corp.	181,400	12,741,536

		20,800,443

	Shares	Value
Paper & Forest Products—2.8%
Boise Cascade Co.[1]	443,880	$13,085,583
P.H. Glatfelter Co.	674,161	18,633,810

		31,719,393
Utilities—0.5%
Water Utilities—0.5%
Aqua America, Inc.	245,373	5,788,348

Total Common Stocks (Cost $769,503,447)		1,075,028,653
Investment Company—3.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[2,3] (Cost $33,794,445)	33,794,445	33,794,445
Total Investments, at Value
(Cost $803,297,892)	98.6%	1,108,823,098
Assets in Excess of Other Liabilities	1.4	16,036,818

Net Assets	100.0%	$1,124,859,916

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2012	Gross Additions	Gross Reductions	Shares December 31, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	13,103,742	393,564,389	372,873,686	33,794,445

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$33,794,445	$28,727

3. Rate shown is the 7-day yield as of December 31, 2013.

See accompanying Notes to Financial Statements.

8    OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2013

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $769,503,447)	$1,075,028,653
Affiliated companies (cost $33,794,445)	33,794,445

1,108,823,098
Receivables and other assets:
Investments sold	20,179,199
Dividends	1,601,461
Shares of beneficial interest sold	351,010
Other	37,377

Total assets	1,130,992,145

Liabilities
Bank overdraft	156,085
Payables and other liabilities:
Investments purchased	4,477,016
Shares of beneficial interest redeemed	1,070,388
Distribution and service plan fees	211,835
Transfer and shareholder servicing agent fees	93,183
Shareholder communications	62,707
Trustees’ compensation	31,982
Other	29,033

Total liabilities	6,132,229

Net Assets	$1,124,859,916

Composition of Net Assets
Par value of shares of beneficial interest	$40,816
Additional paid-in capital	660,869,813
Accumulated net investment income	3,488,652
Accumulated net realized gain on investments	154,935,429
Net unrealized appreciation on investments	305,525,206

Net Assets	$1,124,859,916

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $134,692,149 and 4,845,662 shares of beneficial interest outstanding)	$27.80
Service Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $990,167,767 and 35,970,155 shares of beneficial interest outstanding)	$27.53

See accompanying Notes to Financial Statements.

9    OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2013

Investment Income
Dividends:
Unaffiliated companies	$15,534,668
Affiliated companies	28,727
Interest:	38

Total investment income	15,563,433

Expenses
Management fees	7,123,713
Distribution and service plan fees - Service shares	2,336,909
Transfer and shareholder servicing agent fees:
Non-Service shares	113,511
Service shares	934,317
Shareholder communications:
Non-Service shares	21,332
Service shares	166,964
Custodian fees and expenses	6,360
Trustees’ compensation	50,953
Other	87,182

Total expenses	10,841,241
Less waivers and reimbursements of expenses	(70,452)

Net expenses	10,770,789

Net Investment Income	4,792,644

Realized and Unrealized Gain
Net realized gain on investments from unaffiliated companies	175,049,148
Net change in unrealized appreciation/depreciation on investments	173,986,568

Net Increase in Net Assets Resulting from Operations	$353,828,360

See accompanying Notes to Financial Statements.

10    OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations
Net investment income	$4,792,644	$7,763,392
Net realized gain	175,049,148	96,274,108
Net change in unrealized appreciation/depreciation	173,986,568	44,253,351

Net increase in net assets resulting from operations	353,828,360	148,290,851

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(978,410)	(465,213)
Service shares	(6,606,031)	(2,756,105)

	(7,584,441)	(3,221,318)

Distributions from net realized gain:
Non-Service shares	(1,288,110)	—
Service shares	(11,405,204)	—

	(12,693,314)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	11,660,720	(5,485,155)
Service shares	(157,538,740)	(72,871,133)

	(145,878,020)	(78,356,288)

Net Assets

Total increase	187,672,585	66,713,245
Beginning of period	937,187,331	870,474,086

End of period (including accumulated net investment income of $3,488,652 and $7,663,759, respectively)	$1,124,859,916	$937,187,331

See accompanying Notes to Financial Statements.

11    OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010	Year Ended December 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$20 .14	$17 .17	$17 .66	$14 .40	$ 10 .65
Income (loss) from investment operations:
Net investment income[2]	0 .16	0 .21	0 .10	0 .10	0 .08
Net realized and unrealized gain (loss)	8 .01	2 .87	(0 .48)	3 .25	3 .78

Total from investment operations	8 .17	3 .08	(0 .38)	3 .35	3 .86
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0 .22)	(0 .11)	(0 .11)	(0 .09)	(0 .11)
Distributions from net realized gain	(0 .29)	0 .00	0 .00	0 .00	0 .00

Total dividends and/or distributions to shareholders	(0 .51)	(0 .11)	(0 .11)	(0 .09)	(0 .11)
Net asset value, end of period	$27 .80	$20 .14	$17 .17	$17 .66	$ 14 .40

Total Return, at Net Asset Value[3]	41 .01%	17.99%	(2.21)%	23.41%	37.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$134,692	$87,267	$79,722	$95,576	$ 81,814
Average net assets (in thousands)	$113,522	$83,790	$86,796	$88,063	$ 69,585
Ratios to average net assets:[4]
Net investment income	0 .67%	1 .09%	0 .58%	0 .68%	0 .71%
Total expenses[5]	0 .81%	0 .83%	0 .83%	0 .85%	0 .91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0 .80%	0 .80%	0 .80%	0 .80%	0 .82%
Portfolio turnover rate	60%	92%	108%	73%	140%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2013	0.81%
Year Ended December 31, 2012	0.83%
Year Ended December 30, 2011	0.83%
Year Ended December 31, 2010	0.85%
Year Ended December 31, 2009	0.91%

See accompanying Notes to Financial Statements.

12    OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

Service Shares	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010	Year Ended December 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$19 .96	$17 .02	$17 .50	$14 .28	$ 10 .54
Income (loss) from investment operations:
Net investment income[2]	0 .10	0 .15	0 .06	0 .07	0 .05
Net realized and unrealized gain (loss)	7 .93	2 .85	(0 .47)	3 .21	3 .76

Total from investment operations	8 .03	3 .00	(0 .41)	3 .28	3 .81
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0 .17)	(0 .06)	(0 .07)	(0 .06)	(0 .07)
Distributions from net realized gain	(0 .29)	0 .00	0 .00	0 .00	0 .00

Total dividends and/or distributions to shareholders	(0 .46)	(0 .06)	(0 .07)	(0 .06)	(0 .07)
Net asset value, end of period	$27 .53	$19 .96	$17 .02	$17 .50	$ 14 .28

Total Return, at Net Asset Value[3]	40 .62%	17 .67%	(2 .38)%	23 .06%	36 .88%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$990,168	$849,920	$790,752	$859,710	$ 662,347
Average net assets (in thousands)	$935,083	$836,487	$823,201	$730,069	$ 612,651
Ratios to average net assets:[4]
Net investment income	0 .43%	0 .82%	0 .34%	0 .45%	0 .47%
Total expenses[5]	1 .06%	1 .08%	1 .08%	1 .10%	1 .15%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1 .05%	1 .05%	1 .05%	1 .05%	1 .07%
Portfolio turnover rate	60%	92%	108%	73%	140%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2013	1.06%
Year Ended December 31, 2012	1.08%
Year Ended December 30, 2011	1.08%
Year Ended December 31, 2010	1.10%
Year Ended December 31, 2009	1.15%

See accompanying Notes to Financial Statements.

13    OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2013

1. Significant Accounting Policies

Oppenheimer Main Street Small Cap Fund/VA (the “Fund”), formerly Oppenheimer Main Street Small- & Mid-Cap Fund/VA, is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$80,727,808	$81,837,229	$	$301,833,225

1. During the fiscal year ended December 31, 2013, the Fund did not utilize any capital loss carryforward.

2. During the fiscal year ended December 31, 2012, the Fund utilized $81,263,761 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund

Accordingly, the following amounts have been reclassified for December 31, 2013. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Gain on Investments[3]
$19,422,422	$1,383,310	$18,039,112

3. $19,477,223, including $11,489,466 of long-term capital gain, was distributed in connection with Fund share redemptions.

14    OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

1. Significant Accounting Policies (Continued)

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

	Year Ended December 31, 2013	Year Ended December 31, 2012
Distributions paid from:
Ordinary income	$7,584,441	$3,221,318
Long-term capital gain	12,693,314	—

Total	$20,277,755	$3,221,318

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$806,989,873

Gross unrealized appreciation	$310,010,159
Gross unrealized depreciation	(8,176,934)

Net unrealized appreciation	$301,833,225

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

15    OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a

16    OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

2. Securities Valuation (Continued)

standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$131,383,857	$—	$—	$131,383,857
Consumer Staples	23,458,128	—	—	23,458,128
Energy	75,182,698	—	—	75,182,698
Financials	248,386,385	—	—	248,386,385
Health Care	105,663,252	—	—	105,663,252
Industrials	211,454,707	—	—	211,454,707
Information Technology	161,960,076	—	—	161,960,076
Materials	111,751,202	—	—	111,751,202
Utilities	5,788,348	—	—	5,788,348
Investment Company	33,794,445	—	—	33,794,445

Total Assets	$1,108,823,098	$—	$—	$1,108,823,098

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	2,050,901	$49,473,567	1,076,459	$20,632,430
Dividends and/or distributions reinvested	95,274	2,266,520	25,160	465,213
Redeemed	(1,633,467)	(40,079,367)	(1,410,970)	(26,582,798)

Net increase (decrease)	512,708	$11,660,720	(309,351)	$(5,485,155)

Service Shares
Sold	3,333,649	$79,750,169	4,633,662	$87,048,768
Dividends and/or distributions reinvested	763,535	18,011,235	150,278	2,756,105
Redeemed	(10,718,072)	(255,300,144)	(8,665,817)	(162,676,006)

Net decrease	(6,620,888)	$(157,538,740)	(3,881,877)	$(72,871,133)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2013 were as follows:

	Purchases	Sales
Investment securities	$608,523,248	$776,401,792

17    OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule Through October 31, 2013
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60

Fee Schedule Effective November 1, 2013
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $20 million	0.60
Over $1 billion	0.58

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the year ended December 31, 2013, the Manager waived fees and/or reimbursed the Fund $7,972 for Non-Service shares and $38,076 for Service shares, respectively.

    The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2013, the Manager waived fees and/or reimbursed the Fund $24,404 for IMMF management fees.

    Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

18    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

6. Pending Litigation (Continued)

    Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

    On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On January 7, 2014, the appellate court affirmed the trial court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

    OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

19    OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Main Street Small Cap Fund/VA, formerly, Oppenheimer Main Street Small & Mid-Cap Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Main Street Small Cap Fund/VA as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 14, 2014

20    OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2014, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2013.

    Capital gain distributions of $0.29198 per share were paid to Non-Service and Service shareholders, respectively, on June 19, 2013. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

    Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2013 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 8.97% to arrive at the amount eligible for the corporate dividend-received deduction.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

21    OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADIVSORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

    The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

    Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

    Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

    The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Matthew Ziehl, Raymond Anello, Raman Vardharaj, Joy Budzinski, Kristin Ketner Pak, Magnus Krantz and Adam Weiner, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

    Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other small blend funds underlying variable insurance products. The Board noted that the Fund outperformed its performance category median for the one-, three-, five- and ten-year periods.

    Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other small blend funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s contractual management fee and its total expenses were lower than its respective peer group median and category median. Within the total asset range of $500 million to $1 billion, the Fund’s effective rate was lower than its peer group median and category median. The Board also considered that the Manager has contractually agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service Shares and 1.05% for Service Shares. This contractual expense limitation may not be amended or withdrawn until one year after the date of the Fund’s prospectus, unless approved by the Board.

22    OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

    Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow. Based on the Board’s evaluation, the Managers agreed to a revised breakpoint schedule as negotiated by the Board that, effective November 2013, includes an additional fee breakpoint of 0.58% for assets in excess of $1 billion.

    Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

    Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

    Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

23    OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24    OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 1998) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Year of Birth: 1938	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1998) Year of Birth: 1942	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

25    OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 43 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Emeritus Trustee (since 2006), Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER

Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York,

New York 10281-1008.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Year of Birth: 1958	Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 90 portfolios in the OppenheimerFunds complex.

26    OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Ziehl, Vardharaj, Anello, Krantz, Weiner, Gabinet and Mss. Budzinski, Ketner Pak and Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Matthew P. Ziehl, Vice President (since 2009) Year of Birth: 1967	Vice President and Senior Portfolio Manager of the Sub-Adviser (since May 2009). Portfolio manager with RS Investment Management Co. LLC (October 2006-May 2009); Managing Director at The Guardian Life Insurance Company (December 2001-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. Team leader and co portfolio manager with Salomon Brothers Asset Management, Inc. for small growth portfolios (January 2001-December 2001). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Raman Vardharaj, Vice President (since 2009) Year of Birth: 1971	Vice President and portfolio manager of the Sub-Adviser (since May 2009). Sector manager and a senior quantitative analyst creating stock selection models, monitoring portfolio risks and analyzing portfolio performance across the RS Core Equity Team of RS Investment Management Co. LLC (October 2006-May 2009). Quantitative analyst at The Guardian Life Insurance Company of America (1998-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Raymond Anello, Vice President (since 2011) Year of Birth: 1964	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since April 2011). Sector manager for energy and utilities for the Sub-Adviser’s Main Street Investment Team (since May 2009). Portfolio Manager of the RS All Cap Dividend product (from its inception in July 2007-April 2009) and served as a sector manager for energy and utilities for various other RS Investments products. Guardian Life Insurance Company (October 1999) and transitioned to RS Investments (October 2006) in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Mr. Anello served as an equity portfolio manager/analyst and high yield analyst at Orion Capital (1995-1998) and an assistant portfolio manager at the Garrison Bradford portfolio management firm (1988-1995). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Joy Budzinski, Vice President (since 2012) Year of Birth: 1968	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since November 2012). Sector manager for healthcare for the Sub-Adviser’s Main Street Investment Team (since May 2009). Healthcare sector manager at RS Investment and Guardian Life Insurance Company. Guardian Life Insurance Company (August 2006) and transitioned to RS Investments (October 2006) in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Senior equity analyst at Bank of New York BNY Asset Management (2001 -2006); portfolio manager and analyst at Alliance of America (1999-2001); portfolio manager and analyst at JP Morgan Chase (1993-1997); analyst at Prudential Investments (1997-1998). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Kristin Ketner Pak, Vice President (since 2012) Year of Birth: 1965	Vice President of the Sub-Adviser (since June 2009) and a portfolio manager of the Sub-Adviser (since November 2012). Sector manager for consumer discretionary and consumer staples for the Sub-Adviser’s Main Street Investment Team (since May 2009). Sector manager at RS Investment and Guardian Life Insurance Company. Guardian Life Insurance Company in February 2006 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Portfolio Manager at Solstice Equity Management (2002-2005); retail analyst at Goldman Sachs (1999-2001); Director of Strategy and Integration at Staples (1997-1999); investment banker at Merrill Lynch (1987-1992 and 1995-1997) and Montgomery Securities (1994-1995). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Magnus Krantz, Vice President (since 2012) Year of Birth: 1967	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since November 2012); sector manager for technology for the Sub-Adviser’s Main Street Investment Team (since May 2009). Prior to joining the Sub-Adviser, Mr. Krantz was a sector manager at RS Investment and Guardian Life Insurance Company. Mr. Krantz joined Guardian Life Insurance Company in December 2005 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Portfolio manager and analyst at Citigroup Asset Management (1998-2005) and as a consultant at Price Waterhouse (1997-1998). He also served as product development engineer at Newbridge Networks (1993-1996) and as a software engineer at Mitel Corporation (1990-1993). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Adam Weiner, Vice President (since 2012) Year of Birth: 1969	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since November 2012). Sector manager for industrials and materials for the Sub-Adviser’s Main Street Investment Team (since May 2009). Sector manager at RS Investment for industrials and materials (January 2007-April 2009). Director and senior equity analyst at Credit Suisse Asset Management (CSAM) (September 2004-December 2006). Equity analyst at Credit Suisse First Boston 2004-2006 (buy-side) and 1999-2004 (sell-side) and Morgan Stanley (1996-1999); internal auditor at Dun and Bradstreet (1992-1996). Budget analyst, Information Resources Division of the Executive Office of the President (1990-1992). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General

27    OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

Arthur S. Gabinet, Continued	Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 90 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 90 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 90 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 90 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

28    OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2014 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

December 31, 2013
Oppenheimer Money Fund/VA A Series of Oppenheimer Variable Account Funds	Annual Report

ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Financial Statements

Portfolio Managers: Christopher Proctor, CFA and Adam S. Wilde, CFA

Current Yield

For the 7-Day Period Ended 12/31/13

With Compounding	0.01%
Without Compounding	0.01%

For the 12-Month Period Ended 12/31/13
With Compounding	0.01%
Without Compounding	0.01%

The performance data quoted represents past performance, which does not guarantee future results. Yields include dividends in a hypothetical investment for the periods shown. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The yields take into account voluntary fee waivers and/or expense reimbursements, without which yields would have been lower. Some of these undertakings may be modified at any time, as indicated in the prospectus. There is no guarantee that the Fund will maintain a positive yield. The Fund’s performance should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s performance does not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

Portfolio Allocation
Short-Term Notes/Commercial Paper	48.4%
Certificates of Deposit	35.9%
Direct Bank Obligations	15.7%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2013, and are based on the total market value of investments.

2     OPPENHEIMER MONEY FUND/VA

Fund Performance Discussion

Although a sustained U.S. economic recovery and expectations of a more moderately accommodative monetary policy drove longer-term interest rates higher over the reporting period, short-term rates remained relatively unchanged. As they have been since December 2008, money market yields stayed anchored by the Federal Reserve’s (the “Fed”) target for the overnight federal funds rate of between 0% and 0.25%.

MARKET OVERVIEW

Over the first half of the reporting period, the U.S. economy rebounded from earlier weakness as the unemployment rate declined, housing markets recovered, and manufacturing activity increased. These economic gains came on the heels of the launch of a new, open-ended round of quantitative easing involving monthly purchases of $85 billion of U.S. government securities. This program from the Fed was designed to add liquidity to the banking system and stimulate higher levels of economic growth.

In May 2013, Fed Chairman Ben Bernanke indicated in public remarks that U.S. monetary policymakers would begin to back away from its bond purchasing program sooner than most analysts had expected. Financial markets throughout the world reacted to these relatively hawkish comments with heightened volatility, causing stocks to lose value and longer-term interest rates to climb sharply. Indeed, investors’ revised expectations of stronger economic growth gained credence when the U.S. Department of Congress announced that U.S. GDP had expanded at a 2.5% annualized rate over the second quarter of the year, up from 1.1% in the first quarter. Moreover, June saw robust increases in home and automobile sales, expansions of the manufacturing and service sectors, and the creation of new 195,000 jobs.

Financial markets generally stabilized over the summer when investors came to recognize that the Fed’s plans to taper its quantitative easing program did not necessarily portend imminent increases in short-term interest rates. Still, labor markets continued to strengthen. In October, the U.S. Congress managed to reach a bipartisan agreement to raise the national debt ceiling, and did so well ahead of the potential default deadline. While the Fed unexpectedly refrained from reducing its monthly bond purchases in September, in December, the Central Bank announced that it would reduce its monthly bond purchases by $10 billion, from $85 billion to $75 billion, starting in January 2014. The Fed also announced that it would continue to hold short-term interest rates at very low levels until unemployment in the United States subsided below 6.5%. This was lower than its earlier 7% target. Against this backdrop, investors continued to commit new capital to global equity markets.

FUND PERFORMANCE

In spite of heightened volatility at the longer end of the bond market’s maturity range, the Fund continued to generate consistent and competitive levels of current income, albeit at levels commensurate with the Fed’s unchanged target for the federal funds rate. In addition, money market supply continues to be constrained as issuers look to lock in relatively cheap term financing further out on the yield curve. This puts additional downward pressure on money market yields.

In this environment, we maintained the Fund’s weighted average maturity in a range we considered to be in line with market averages. From a portfolio composition perspective, we continued to avoid repurchase agreements due to uncertainty surrounding potential regulatory changes. Instead, we primarily favored commercial paper issued by global banks that meet our stringent credit criteria.

STRATEGY & OUTLOOK

In light of recently positive economic data, we continue to expect the Fed to taper its quantitative easing program in the relatively near future. Nonetheless, we believe that the Fed will maintain its current target for short-term interest rates for some time to come, and money market yields could remain near current levels for much of 2014. Meanwhile, the outlook for U.S. fiscal and regulatory policies remained uncertain as of the reporting period’s end, suggesting to us that the appropriate strategy is to continue to focus on quality and liquidity. Therefore, we currently intend to maintain a roughly market-neutral weighted average maturity, and we expect to continue to focus on high-quality instruments from fundamentally strong issuers.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

3    OPPENHEIMER MONEY FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During 6 Months Ended December 31, 2013
	$1,000.00	$1,000.10	$1.01

Hypothetical
(5% return before expenses)
	1,000 .00	1,024 .20	1 .02

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratio, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2013 is as follows:

Expense Ratio
0 .20%

The expense ratio reflects contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, unless approved by the Board of Trustees. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also shows the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

4    OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS December 31, 2013

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
Certificates of Deposit—34.2%
Yankee Certificates of Deposit—34.2%
Bank of Montreal, Chicago:
0.18%	1/3/14	1/3/14	3,100,000	$3,100,000
0.22%	1/13/14	1/13/14	3,000,000	3,000,000
BNP Paribas, New York:
0.45%	9/19/14	9/19/14	3,000,000	3,000,000
0.74%	1/15/14	1/15/14	2,250,000	2,250,000
Canadian Imperial Bank of Commerce NY, 0.03%	1/3/14	1/3/14	8,500,000	8,500,000
DnB Bank ASA NY:
0.185%	1/13/14	1/13/14	3,000,000	3,000,000
0.21%	1/3/14	1/3/14	1,000,000	1,000,000
Nordea Bank Finland plc, New York:
0.22%	7/1/14	7/1/14	3,700,000	3,700,000
0.22%	6/24/14	6/24/14	2,000,000	2,000,000
Rabobank Nederland NV, New York:
0.268%[1]	2/24/14	8/26/14	5,000,000	5,000,000
0.314%[1]	1/31/14	10/31/14	2,500,000	2,500,000
0.341%[1]	1/7/14	10/7/14	1,500,000	1,500,000
Royal Bank of Canada, New York:
0.274%[1]	1/24/14	6/24/14	3,000,000	3,000,000
0.31%[1]	1/2/14	2/3/14	2,000,000	2,000,000
Skandinaviska Enskilda Bank, New York, 0.195%	3/10/14	3/10/14	3,000,000	3,000,000
Sumitomo Mitsui Bank NY, 0.11%	1/3/14	1/3/14	6,000,000	6,000,000
Toronto Dominion Bank, New York, 0.26%	1/6/14	1/6/14	2,000,000	2,000,000
Wells Fargo Bank NA:
0.238%[1]	1/6/14	9/5/14	2,500,000	2,500,000
0.239%[1]	1/6/14	12/5/14	3,500,000	3,500,000
Total Certificates of Deposit (Cost $60,550,000)				60,550,000

Direct Bank Obligations—15.0%
Skandinaviska Enskilda BankenAB:
0.195%[3]	3/27/14	3/27/14	2,200,000	2,199,001
0.195%[3]	4/11/14	4/11/14	2,000,000	1,998,927
0.20%[3]	4/1/14	4/1/14	1,100,000	1,099,456
Svenska Handelsbanken, Inc.:
0.215%[3]	4/2/14	4/2/14	1,300,000	1,299,301
0.24%[3]	2/24/14	2/24/14	2,500,000	2,499,117
0.24%[3]	2/20/14	2/20/14	5,000,000	4,998,367
Swedbank AB:
0.205%	2/20/14	2/20/14	4,000,000	3,998,884
0.205%	2/18/14	2/18/14	3,000,000	2,999,197
Westpac Banking Corp., 0.293%[1,2,3]	1/9/14	1/9/14	5,400,000	5,400,000
Total Direct Bank Obligations (Cost $26,492,250)				26,492,250

Short-Term Notes/Commercial Paper—46.0%
Banks—9.3%
Bank of Nova Scotia, New York:
0.17%	1/21/14	1/21/14	3,000,000	2,999,731
0.215%	4/1/14	4/1/14	3,000,000	2,998,405
0.22%	5/20/14	5/20/14	2,200,000	2,198,145
0.235%	6/18/14	6/18/14	600,000	599,346
Bank of Tokyo-Mitsubishi UFJ NY, 0.11%[2]	1/7/14	1/7/14	7,100,000	7,099,891
HSBC USA, Inc., 0.21%	5/27/14	5/27/14	500,000	499,577
				16,395,095

Diversified Financial Services—1.1%
General Electric Capital Corp., 0.24%	1/17/14	1/17/14	2,000,000	1,999,800
Leasing & Factoring—4.2%
American Honda Finance Corp.:
0.242%[1]	1/2/14	12/5/14	1,000,000	1,000,000
0.264%[1,2]	1/17/14	7/17/14	2,000,000	2,000,000
Toyota Motor Credit Corp.:
0.209%	1/30/14	2/25/14	2,500,000	2,500,000
0.25%	2/28/14	2/28/14	1,900,000	1,899,248
				7,399,248

Municipal—1.2%
San Antonio, TX Industrial Development Authority Revenue Bonds, Tindall Corp.
Project, 0.22%[1]	1/7/14	1/7/14	2,100,000	2,100,000

5    OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS Continued

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
Personal Products—1.7%
Reckitt Benckiser Treasury Services plc:
0.23%[3]	4/7/14	4/7/14	800,000	$799,514
0.23%[3]	6/3/14	6/3/14	1,000,000	999,029
0.291%[3]	6/25/14	6/25/14	1,300,000	1,298,178
				3,096,721
Pharmaceuticals—1.7%
Novartis Finance Corp., 0.04%	1/2/14	1/2/14	3,000,000	3,000,000
Receivables Finance—13.5%
Barton Capital Corp.:
0.06%	1/2/14	1/2/14	1,730,000	1,730,000
0.199%[3]	1/30/14	2/4/14	2,000,000	2,000,000
0.20%[3]	4/4/14	4/4/14	1,000,000	1,000,000
Fairway Finance Corp.:
0.17%[3]	3/4/14	3/4/14	600,000	599,827
0.17%[3]	2/26/14	2/26/14	1,000,000	999,740
Gemini Securitization Corp., 0.10%	1/2/14	1/2/14	3,000,000	3,000,000
Jupiter Securitization Co. LLC:
0.10%[3]	1/7/14	1/7/14	400,000	399,995
0.23%[3]	6/9/14	6/9/14	1,000,000	998,991
0.23%[3]	6/17/14	6/17/14	600,000	599,364
0.24%[3]	4/16/14	4/16/14	2,700,000	2,698,128
Mont Blanc Capital Corp., 0.13%[3]	1/6/14	1/6/14	1,000,000	999,986
Old Line Funding Corp.:
0.22%[3]	6/18/14	6/18/14	1,000,000	998,980
0.23%[3]	6/12/14	6/12/14	3,500,000	3,496,400
Thunder Bay Funding LLC, 0.23%[3]	5/23/14	5/23/14	4,400,000	4,396,036
				23,917,447
Special Purpose Financial—13.3%
Anglesea Funding LLC, 0.16%[2]	1/6/14	1/6/14	4,100,000	4,099,927
Collateralized Commercial Paper II Co. LLC, 0.30%[2]	1/27/14	1/27/14	2,000,000	1,999,583
Concord Minutemen Cap. Corp. LLC:
0.20%	3/5/14	3/5/14	400,000	399,862
0.22%	2/14/14	2/14/14	1,800,000	1,799,527
0.22%	2/13/14	2/13/14	1,000,000	999,743
0.22%	2/18/14	2/18/14	900,000	899,742
Crown Point Capital Co., 0.22%	1/22/14	1/22/14	2,100,000	2,099,743
FCAR Owner Trust I, 0.20%	3/4/14	3/4/14	4,200,000	4,198,577
Govco LLC:
0.17%[3]	2/3/14	2/3/14	1,000,000	999,849
0.24%[3]	2/11/14	2/11/14	1,600,000	1,599,573
0.24%[3]	2/6/14	2/6/14	2,000,000	1,999,533
Ridgefield Funding Co. LLC, 0.258%[1]	1/3/14	2/4/14	2,500,000	2,500,000
				23,595,659
Total Short-Term Notes/Commercial Paper (Cost $81,503,970)				81,503,970

Total Investments, at Value (Cost $168,546,220)			95.2%	168,546,220
Assets in Excess of Other Liabilities			4.8%	8,480,183

Net Assets			100.0%	$177,026,403

Footnotes to Statement of Investments

Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

* The Maturity Date represents the date used to calculate the Fund’s weighted average maturity as determined under Rule 2a-7.

** If different from the Maturity Date, the Final Legal Maturity Date includes any maturity date extensions which may be affected at the option of the issuer or unconditional payments of principal by the issuer which may be affected at the option of the Fund, and represents the date used to calculate the Fund’s weighted average life as determined under Rule 2a-7.

1. Represents the current interest rate for a variable or increasing rate security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $20,599,401 or 11.64% of the Fund’s net assets as of December 31, 2013.

3. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $46,377,292 or 26.20% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

See accompanying Notes to Financial Statements.

6    OPPENHEIMER MONEY FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2013

Assets
Investments, at value (cost $168,546,220)—see accompanying statement of investments	$168,546,220
Cash	10,933,838
Receivables and other assets:
Shares of beneficial interest sold	73,189
Interest	40,512
Other	20,409

Total assets	179,614,168
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	2,523,193
Trustees’ compensation	15,508
Transfer and shareholder servicing agent fees	15,123
Shareholder communications	12,001
Dividends	489
Other	21,451

Total liabilities	2,587,765
Net Assets	$177,026,403

Composition of Net Assets
Par value of shares of beneficial interest	$177,022
Additional paid-in capital	176,849,130
Accumulated net investment income	251

Net Assets—applicable to 177,021,537 shares of beneficial interest outstanding	$177,026,403

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$1.00

See accompanying Notes to Financial Statements.

7    OPPENHEIMER MONEY FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2013

Investment Income
Interest	$409,469
Expenses
Management fees	804,316
Transfer and shareholder servicing agent fees	178,742
Trustees’ compensation	26,140
Shareholder communications	20,810
Custodian fees and expenses	1,197
Other	52,556

Total expenses	1,083,761
Less waivers and reimbursements of expenses	(692,526)

Net expenses	391,235
Net Investment Income	18,234

Realized Gain	2,445

Net Increase in Net Assets Resulting from Operations	$20,679

See accompanying Notes to Financial Statements.

8    OPPENHEIMER MONEY FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations
Net investment income	$18,234	$17,102
Net realized gain	2,445	6,472
Net increase in net assets resulting from operations	20,679	23,574
Dividends and/or Distributions to Shareholders
Dividends from net investment income	(24,504)	(17,102)
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:	2,601,903	10,448,459
Net Assets
Total increase	2,598,078	10,454,931
Beginning of period	174,428,325	163,973,394
End of period (including accumulated net investment income of $ 251 and $ 4,076, respectively)	$177,026,403	$174,428,325

See accompanying Notes to Financial Statements.

9    OPPENHEIMER MONEY FUND/VA

FINANCIAL HIGHLIGHTS

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$1 .00	$1 .00	$1 .00	$1 .00	$1 .00
Income from investment operations -net investment income and net realized gain[2]	0 .00 [3]	0 .00 [3]	0 .00 [3]	0 .00 [3]	0 .00 [3]
Dividends and/or distributions to shareholders:
Dividends from net investment income	0 .00 [3]	0 .00 [3]	0 .00 [3]	0 .00 [3]	0 .00 [3]
Net asset value, end of period	$1 .00	$1 .00	$1 .00	$1 .00	$1 .00

Total Return, at Net Asset Value[4]	0 .01%	0 .01%	0 .01%	0 .03%	0 .32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$177,026	$174,428	$163,973	$149,697	$180,955
Average net assets (in thousands)	$178,263	$164,276	$156,127	$164,258	$218,079
Ratios to average net assets:[5]
Net investment income	0 .01%	0 .01%	0 .01%	0 .01%	0 .35%
Total expenses	0 .61%	0 .62%	0 .61%	0 .61%	0 .57%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0 .22%	0 .30%	0 .29%	0 .35%	0 .48%

1. December 30, 2011 represents the last business day of the Fund’s 2011 reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

10    OPPENHEIMER MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2013

1. Significant Accounting Policies

Oppenheimer Money Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek income consistent with stability of principal. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The following is a summary of significant accounting policies consistently followed by the Fund.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward
$19,824	$—	$—

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2013. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Gain on Investments
$2,445	$2,445

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012:

	Year Ended December 31, 2013	Year Ended December 31, 2012
Distributions paid from:
Ordinary income	$24,504	$17,102

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian

11    OPPENHEIMER MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Trustees.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

12    OPPENHEIMER MONEY FUND/VA

2. Securities Valuation (Continued)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Certificates of Deposit	$—	$60,550,000	$—	$60,550,000
Direct Bank Obligations	—	26,492,250	—	26,492,250
Short-Term Notes/Commercial Paper	—	81,503,970	—	81,503,970
Total Assets	$—	$168,546,220	$—	$168,546,220

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Sold	101,203,375	$101,203,375	75,194,128	$75,194,128
Dividends and/or distributions reinvested	24,504	24,504	17,102	17,102
Redeemed	(98,625,976)	(98,625,976)	(64,762,771)	(64,762,771)
Net increase	2,601,903	$2,601,903	10,448,459	$10,448,459

4. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.450%
Next $500 million	0.425
Next $500 million	0.400
Over $1.5 billion	0.375

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Waivers and Reimbursements of Expenses. The Manager has voluntarily undertaken to waive fees and/or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. During the year ended December 31, 2013, the Manager waived fees and/or reimbursed the Fund $692,526.

The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.50%.

Effective April 30, 2013, the Manager is permitted to recapture previously waived and/or reimbursed fees in any given fiscal year if the recapture would not: 1) cause the Fund to generate a negative daily yield, and 2) exceed amounts previously waived and/or reimbursed under this arrangement during the current and prior three fiscal years. The reimbursement to the Manager of such previous waivers and reimbursements would not include any portion of distribution and/or service fees. As of December 31, 2013, the following waived and/or reimbursed amounts are eligible for recapture:

Expiration Date December 31, 2016
$486,156

13    OPPENHEIMER MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

4. Fees and Other Transactions with Affiliates (Continued)

The Manager has not recaptured any previously waived and/or reimbursed amounts during the year ended December 31, 2013.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

5. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On ``April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On January 7, 2014, the appellate court affirmed the trial court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

14    OPPENHEIMER MONEY FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Money Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Money Fund/VA as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 14, 2014

15    OPPENHEIMER MONEY FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2014, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2013.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

16    OPPENHEIMER MONEY FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADIVSORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Christopher Proctor and Adam Wilde, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Manager provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other money market tax-free funds underlying variable insurance products. The Board considered that the Fund outperformed its performance category median during the one-, three-, five-, and ten-year periods.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other money market tax-free funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s contractual management fee was equal to its peer group median but higher than its category median. Within the total asset range of $100 million to $250 million, the Fund’s effective rate was higher than its peer group median and category median. The Board also considered that the Fund’s total expenses, after waivers, were higher than its peer group median and category median. The Board noted that the Manager has contractually agreed to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.50%. This contractual fee waiver and/or reimbursement may not be amended or withdrawn until one year after the date of the Fund’s prospectus, unless approved by the Board. The Board also considered that the Manager voluntarily agreed to waive and/or reimburse fees to the extent necessary to help to attempt to maintain a positive yield although there is no guarantee that the Fund will maintain a positive yield. This voluntary expense limitation may be amended or withdrawn at any time without prior notice to shareholders.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

17    OPPENHEIMER MONEY FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADIVSORY AGREEMENTS Unaudited / Continued

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

18    OPPENHEIMER MONEY FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

19    OPPENHEIMER MONEY FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Year of Birth: 1938	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001- December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado

20    OPPENHEIMER MONEY FUND/VA

Robert J. Malone, Continued	(subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 43 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Emeritus Trustee (since 2006), Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Year of Birth: 1958	Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013- May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005- December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 90 portfolios in the OppenheimerFunds complex.

21    OPPENHEIMER MONEY FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, for Messrs. Proctor, Wilde, Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Christopher Proctor, Vice President (since 2010) Year of Birth: 1968	Head of the Cash Strategies Team (since July 2013); Senior Vice President of the Sub-Adviser (since July 2013) and Senior Portfolio Manager of the Sub-Adviser (since January 2010). Vice President of the Sub-Adviser (August 2008-July 2013). Vice President at Calamos Asset Management (January 2007-March 2008) and Scudder-Kemper Investments (1999-2002). Managing Director and Co-Founder of Elmhurst Capital Management (June 2004-January 2007); Senior Manager of Research for Etrade Global Asset Management (2002-2004). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Adam S. Wilde, Vice President (since 2013) Year of Birth: 1978	Vice President of the Sub-Adviser (since May 2011) and a Portfolio Manager of the Sub-Adviser (since July 2013). Head of credit research for the cash strategies team of the Sub-Adviser (2011-2013), and served as an Assistant Vice President and senior research analyst of the Sub-Adviser (2008-2011). Served as an intermediate research analyst of the Sub-Adviser (2007- 2008), served in other analyst roles of the Sub-Adviser (since 2002) and joined the Sub-Adviser in 2001. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 90 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 90 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983- December 2012). An officer of 90 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 90 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

22    OPPENHEIMER MONEY FUND/VA

OPPENHEIMER MONEY FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2014 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

December 31, 2013
Oppenheimer Global Strategic Income Fund/VA A Series of Oppenheimer Variable Account Funds	Annual Report

ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Financial Statements

Portfolio Managers: Arthur P. Steinmetz, Krishna Memani, Sara J. Zervos, Ph.D. and Jack Brown, CFA1

Average Annual Total Returns

For the Periods Ended 12/31/13

	1-Year	5-Year	10-Year
Non-Service Shares	-0.13%	9.33%	5.83%
Service Shares	-0.37%	9.05%	5.58%

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

PORTFOLIO ALLOCATION
Corporate Bonds and Notes	36.6%
Foreign Government Obligations	23.6
Mortgage-Backed Obligations
Government Agency	4.7
Non-Agency	14.7
U.S. Government Obligations	7.2
Investment Companies
iShares iBoxx $ High Yield Corporate Bond Exchange Traded Fund	0.4
Oppenheimer Institutional Money Market Fund	1.3
Oppenheimer Master Event-Linked Bond Fund, LLC	2.7
Oppenheimer Master Loan Fund, LLC	0.6
Oppenheimer Ultra-Short Duration Fund	1.5
Asset-Backed Securities	2.9
Corporate Loans	2.4
Structured Securities	1.0
Over-the-Counter Swaptions Purchased	0.2
Common Stocks	0.1
Preferred Stocks	0.1
Over-the-Counter Options Purchased	—*

*Represents less than 0.005%.

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2013, and are based on the total market value of investments.

1 Jack Brown became a portfolio manager on 4/30/2013.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	15.1%
AA	1.7
A	12.0
BBB	25.8
BB	14.1
B	16.0
CCC	7.0
CC	0.6
C	0.0
D	1.4
Unrated	6.3
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of December 31, 2013, and are subject to change. Except for securities labeled “Unrated,” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Sub-Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

2      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a total return of -0.13% during the one-year reporting period ended December 31, 2013. In comparison, the Fund’s Reference Index, a customized weighted index currently comprised of the following underlying broad-based security indices: 40% Citigroup Non-U.S. World Government Bond Index, 30% JPMorgan Domestic High Yield Index, and 30% Barclays U.S. Aggregate Bond Index, returned -0.04%. Relative strength from the Fund’s investments in high yield bonds was balanced primarily by shortfalls among emerging markets bonds, as economic slowdowns in developing nations produced selling pressure in local fixed-income markets.

MARKET OVERVIEW

Accommodative monetary policies on the part of central banks in the U.S., Europe and Japan, combined with an improving economic outlook, resulted in a rally among risk equities and higher-yielding bonds over the first four months of 2013. Higher-yielding bonds generally rallied in response to an improving economic outlook. U.S. high yield bonds fared particularly well, as investors reached for higher yields in the low interest rate environment, corporate issuers continued to report strong earnings, and default rates remained low. At the same time, yields of U.S. government securities remained near historical lows due to the Fed’s massive bond buying program. In international markets, sovereign bonds from Europe gained value as it became clearer that the worst of the region’s debt and banking crises were likely behind it. The improved economic outlook also buoyed corporate bonds in emerging markets, such as Russia and China. U.S. dollar-denominated securities outperformed their local currency-denominated counterparts as governments in Japan and Europe took steps to reduce the value of the yen and euro, respectively, relative to the U.S. dollar.

These developments drove financial markets higher through the spring of 2013. At that time, economic data appeared to confirm that the United States, Europe and Japan had engineered a sustained economic rebound, but investors responded negatively to disappointing economic data from China, India, Brazil, and other emerging markets. The ensuing “flight to quality” toward traditional safe havens produced sharp dislocations in emerging market equity, fixed-income and currency markets. In late May, relatively hawkish remarks by Fed chairman Ben Bernanke were widely interpreted as a signal that U.S. monetary policymakers would begin to back away from their quantitative easing program sooner than expected, sparking heightened volatility in financial markets throughout the world. However, market conditions generally stabilized over the summer of 2013. In October, the U.S. Congress managed to reach a bipartisan agreement to raise the national debt ceiling, and did so well ahead of the potential default deadline. While the Fed unexpectedly refrained from reducing its monthly bond purchases in September, in December the Central Bank announced that it would reduce its monthly bond purchases by $10 billion, from $85 billion to $75 billion, starting in January 2014. The Fed also announced that it would continue to hold short-term interest rates at very low levels until unemployment in the United States subsided below 6.5%. This was lower than its earlier 7% target. Despite the reduction in monthly bond purchases, the markets continued to rally through the end of the year.

FUND REVIEW

The Fund generally maintained a constructive investment posture throughout the reporting period, maintaining an overweight position in credit risk through investments in international bonds and high yield securities. The Fund generally maintained underweight exposure to U.S. government securities and foreign currencies.

As it has for some time, the Fund’s international portfolio had a large allocation to emerging markets. This positioning hurt the Fund’s relative performance when interest rates in the emerging markets climbed amid selling pressure from newly risk-averse investors. Although we had reduced the Fund’s holdings of Brazilian debt securities over the reporting period’s first half, even a small position proved counterproductive over the second half when local economic and fiscal concerns intensified. Bonds from Mexico and South Africa detracted from relative results to a lesser extent.

In contrast, underweight exposure to foreign currencies contributed positively to the Fund’s results. The Fund maintained no exposure to the euro and yen over the reporting period’s second half, avoiding the brunt of their weakness. In addition, the Fund benefited from positions in non-sovereign European debt, including corporate securities, asset-backed securities, and bank loans.

In the Fund’s investment grade U.S. bond portfolio, we remained significantly underweight government bonds and favored mortgage-backed securities and structured products. This positioning was beneficial during the period. While our investments in mortgage-backed securities contributed positively to performance in 2013, we reduced our mortgage exposure during the period due to our belief there is limited potential for further price appreciation and our expectations for interest rates to rise slowly over time. We used those proceeds to add a position in senior loans.

The Fund’s high yield portfolio benefited from overweight exposure and an emphasis on securities with credit ratings toward the lower end of the market’s quality spectrum. Bonds backed by wireless telecommunications carriers and broadcasters bolstered results early in the year. The Fund also benefited from positions in senior floating-rate bank loans at times during the reporting period.

3      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STRATEGY & OUTLOOK

We believe the global economy is likely to perform better in 2014. The U.S. economy is strengthening, and as it does, we expect rates to climb slowly higher over time. We also believe the U.S. dollar has the potential to strengthen. Consequently, we have an overweight at period end to credit. While we did reduce our position in emerging markets debt, the Fund still has a large position in the asset class. The relative spreads between emerging markets and U.S. high yield bonds indicate to us that emerging markets may be a good place to generate attractive returns. We are also positive on European credit and have increased our exposure. As mentioned earlier, we also reduced our position in mortgages this period.

Additionally, we have reduced the Fund’s duration in preparation for the next phase of the interest-rate cycle. We expect rates to continue rising for several years, and as a result, we expect to be short duration for quite some time.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2013. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the Barclays U.S. Aggregate Bond Index, the Citigroup World Government Bond Index, the Citigroup Non-U.S. World Government Bond Index, JPMorgan Domestic High Yield Index and its Reference Index. The Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The Citigroup World Government Bond Index is an index of debt securities of major foreign government bond markets. The Citigroup Non-U.S. World Government Bond Index is an index of fixed rate government bonds with a maturity of one year or longer and amounts outstanding of at least U.S. $25 million. The JPMorgan Domestic High Yield Index is an unmanaged index of high yield fixed income securities issued by developed countries. The Fund’s Reference Index is a customized weighted index currently comprised of the following underlying broad-based security indices: 40% Citigroup Non-U.S. World Government Bond Index, 30% JPMorgan Domestic High Yield Index, and 30% Barclays U.S. Aggregate Bond Index. The indices are unmanaged and cannot be purchased directly by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

4      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	July 1, 2013	December 31, 2013	December 31, 2013
Non-Service shares	$1,000.00	$1,022.80	$3.73
Service shares	1,000.00	1,022.30	5.01

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.53	3.73
Service shares	1,000.00	1,020.27	5.00

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2013 are as follows:

Class	Expense Ratios
Non-Service shares	0.73%
Service shares	0.98

The expense ratios reflect contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, unless approved by the Board of Trustees. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    December 31, 2013

	Principal Amount	Value
Asset-Backed Securities—3.0%
American Credit Acceptance Receivables Trust:
Series 2012-2, Cl. D, 5.91%, 7/15/19[1]	$2,100,000	$2,139,603
Series 2012-3, Cl. C, 2.78%, 9/17/18[1]	230,000	231,717
Series 2013-2, Cl. C, 3.96%, 5/15/19[1]	2,051,000	2,056,382
AmeriCredit Automobile Receivables Trust:
Series 2012-3, Cl. D, 3.03%, 7/9/18	2,625,000	2,681,220
Series 2012-3, Cl. E, 4.46%, 11/8/19[1]	360,000	374,876
Series 2012-4, Cl. D, 2.68%, 10/9/18	1,190,000	1,201,055
Series 2013-1, Cl. D, 2.09%, 2/8/19	425,000	422,385
Series 2013-1, Cl. E, 2.64%, 7/8/20[1]	2,385,000	2,341,644
Series 2013-2, Cl. D, 2.42%, 5/8/19	675,000	670,469
Series 2013-2, Cl. E, 3.41%, 10/8/20[1]	1,055,000	1,070,229
Series 2013-3, Cl. D, 3.00%, 7/8/19	440,000	442,608
Series 2013-3, Cl. E, 3.74%, 12/8/20[1]	1,995,000	2,006,709
Series 2013-5, Cl. D, 2.86%, 12/8/19	220,000	219,488
Axius Europe CLO SA, Series 2007-1X, Cl. E, 4.82%, 11/15/23[2]	212,712	275,113
California Republic Auto Receivables Trust, Series 2013-2, Cl. C, 3.32%, 8/17/20	365,000	361,775
Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 9/20/21	275,000	269,758
Series 2013-4, Cl. D, 3.22%, 5/20/19	170,000	168,578
CPS Auto Receivables Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[1]	143,438	142,842
Credit Acceptance Auto Loan Trust, Series 2012-2A, Cl. B, 2.21%, 9/15/20[1]	100,000	100,560
DT Auto Owner Trust:
Series 2012-2A, Cl. D, 4.35%, 3/15/19[1]	605,000	623,998
Series 2013-1A, Cl. D, 3.74%, 5/15/20[1]	7,285,000	7,301,723
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]	675,000	678,088
Exeter Automobile Receivables Trust:
Series 2012-2A, Cl. B, 2.22%, 12/15/17[1]	875,000	872,814
Series 2012-2A, Cl. C, 3.06%, 7/16/18[1]	1,100,000	1,093,733
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]	635,000	639,838
First Investors Auto Owner Trust:
Series 2012-1A, Cl. D, 5.65%, 4/15/18[1]	285,000	299,721
Series 2013-3A, Cl. C, 2.91%, 1/15/20[1]	265,000	263,312
Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]	195,000	193,678
Halcyon Structured Asset Management European CLO BV, Series 2006-IIX, Cl. E, 4.19%, 1/25/23[2]	1,405,000	1,733,967
Harvest CLO IA SA:
Series I-X, Cl. C, 2.137%, 3/29/17[2]	235,000	320,891
Series I-X, Cl. D, 3.237%, 3/29/17[2]	595,000	798,417
Series I-X, Cl. E, 7.837%, 3/29/17[2]	595,000	798,363
Highlander Euro CDO II Cayman Ltd., Series 2006-2CX, Cl. E, 3.894%, 12/14/22[2]	1,418,411	1,804,570
ICE EM CLO:
Series 2007-1A, Cl. B, 2.096%, 8/15/22[2,3]	7,870,000	7,181,375
Series 2007-1A, Cl. C, 3.396%, 8/15/22[2,3]	5,270,000	4,439,975
Series 2007-1A, Cl. D, 5.396%, 8/15/22[2,3]	5,270,000	4,584,900
Santander Drive Auto Receivables Trust:
Series 2012-3, Cl. D, 3.64%, 5/15/18	880,000	923,625
Series 2012-5, Cl. D, 3.30%, 9/17/18	3,160,000	3,255,685
Series 2012-AA, Cl. D, 2.46%, 12/17/18[1]	825,000	823,921
Series 2013-1, Cl. D, 2.27%, 1/15/19	920,000	910,384
Series 2013-2, Cl. D, 2.57%, 3/15/19	1,110,000	1,105,619
Series 2013-3, Cl. D, 2.42%, 4/15/19	950,000	940,171
Series 2013-4, Cl. D, 3.92%, 1/15/20	1,695,000	1,759,212
Series 2013-5, Cl. D, 2.73%, 10/15/19	520,000	515,722
Series 2013-A, Cl. C, 3.12%, 8/15/17[1]	1,195,000	1,226,598
SLM Private Credit Student Loan Trust, Series 2005-B, Cl. B, 0.643%, 6/15/39[2]	1,979,802	1,669,731
SNAAC Auto Receivables Trust:
Series 2012-1A, Cl. C, 4.38%, 6/15/17[1]	50,000	51,150
Series 2013-1A, Cl. B, 2.09%, 7/16/18[1]	200,000	199,540
Series 2013-1A, Cl. C, 3.07%, 8/15/18[1]	220,000	218,758
Stichting Halcyon Structured Asset Management European, Series 2007-IX, Cl. E, 4.134%, 7/24/23[2]	706,933	896,018

	Principal Amount	Value
Asset-Backed Securities Continued
Theseus European CLO SA, Series 2006-1X, Cl. E, 4.343%, 8/27/22[2]	$1,490,000	$1,947,685
United Auto Credit Securitization Trust:
Series 2012-1, Cl. B, 1.87%, 9/15/15[1]	335,000	334,978
Series 2012-1, Cl. C, 2.52%, 3/15/16[1]	2,665,000	2,664,286
Series 2012-1, Cl. D, 3.12%, 3/15/18[1]	1,690,000	1,689,538
Series 2013-1, Cl. B, 1.74%, 4/15/16[1]	360,000	359,637
Series 2013-1, Cl. C, 2.22%, 12/15/17[1]	230,000	229,675
Series 2013-1, Cl. D, 2.90%, 12/15/17[1]	440,000	439,135
Total Asset-Backed Securities
(Cost $73,095,539)		72,967,442
Mortgage-Backed Obligations—19.6%
Government Agency—4.7%
FHLMC/FNMA/FHLB/Sponsored—4.6%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 9/1/33	666,856	723,338
5.50%, 9/1/39	802,713	886,060
6.00%, 5/1/18-11/1/21	220,793	240,893
6.50%, 3/1/18-8/1/32	896,984	1,000,060
7.00%, 10/1/31-10/1/37	185,512	209,265
7.50%, 1/1/32	485,061	574,644
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192, Cl. IO, 15.738%, 2/1/28[4]	12,597	2,238
Series 205, Cl. IO, 18.403%, 9/1/29[4]	73,229	14,555
Series 243, Cl. 6, 4.659%, 12/15/32[4]	180,975	27,866
Federal Home Loan Mortgage Corp., Mtg.- Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	749,730	756,949
Federal Home Loan Mortgage Corp., Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22	523,619	592,685
Series 151, Cl. F, 9.00%, 5/15/21	12,498	13,907
Series 1674, Cl. Z, 6.75%, 2/15/24	366,812	412,352
Series 1897, Cl. K, 7.00%, 9/15/26	930,563	1,057,852
Series 2043, Cl. ZP, 6.50%, 4/15/28	359,907	408,199
Series 2106, Cl. FG, 0.617%, 12/15/28[2]	630,572	633,258
Series 2122, Cl. F, 0.617%, 2/15/29[2]	16,582	16,654
Series 2136, Cl. SG, 70.643%, 3/15/29[4]	931,381	162,238
Series 2148, Cl. ZA, 6.00%, 4/15/29	438,361	487,912
Series 2195, Cl. LH, 6.50%, 10/15/29	268,287	301,988
Series 2326, Cl. ZP, 6.50%, 6/15/31	34,693	39,243
Series 2344, Cl. FP, 1.117%, 8/15/31[2]	176,823	180,484
Series 2368, Cl. PR, 6.50%, 10/15/31	139,097	157,409
Series 2399, Cl. SG, 61.962%, 12/15/26[4]	504,772	89,883
Series 2412, Cl. GF, 1.117%, 2/15/32[2]	288,606	294,582
Series 2437, Cl. SB, 71.52%, 4/15/32[4]	1,640,948	306,203
Series 2449, Cl. FL, 0.717%, 1/15/32[2]	198,691	200,374
Series 2451, Cl. FD, 1.167%, 3/15/32[2]	107,385	109,782
Series 2453, Cl. BD, 6.00%, 5/15/17	35,661	37,875
Series 2461, Cl. PZ, 6.50%, 6/1/32	499,544	564,031
Series 2464, Cl. FI, 1.167%, 2/15/32[2]	89,611	91,463
Series 2470, Cl. AF, 1.167%, 3/15/32[2]	184,246	188,359
Series 2470, Cl. LF, 1.167%, 2/15/32[2]	91,704	93,599
Series 2471, Cl. FD, 1.167%, 3/15/32[2]	138,247	141,117
Series 2477, Cl. FZ, 0.717%, 6/15/31[2]	381,253	384,455
Series 2500, Cl. FD, 0.667%, 3/15/32[2]	16,191	16,289
Series 2517, Cl. GF, 1.167%, 2/15/32[2]	79,732	81,380
Series 2526, Cl. FE, 0.567%, 6/15/29[2]	27,275	27,330
Series 2551, Cl. FD, 0.567%, 1/15/33[2]	12,075	12,102
Series 2668, Cl. AZ, 4.00%, 9/15/18	71,869	75,629
Series 2676, Cl. KY, 5.00%, 9/15/23	1,591,604	1,749,327
Series 2707, Cl. QE, 4.50%, 11/15/18	244,748	260,309
Series 3025, Cl. SJ, 24.139%, 8/15/35[2]	236,832	363,743
Series 3465, Cl. HA, 4.00%, 7/15/17	33,301	34,092
Series 3617, Cl. DC, 4.00%, 7/15/27	95,205	96,957
Series 3815, Cl. BD, 3.00%, 10/15/20	42,804	44,267
Series 3822, Cl. JA, 5.00%, 6/1/40	56,045	59,007
Series 3840, Cl. CA, 2.00%, 9/15/18	31,673	32,330
Series 3848, Cl. WL, 4.00%, 4/1/40	438,445	454,103

7      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Series 3917, Cl. BA, 4.00%, 6/15/38	$365,624	$383,475
Series 4221, Cl. HJ, 1.50%, 7/15/23	464,977	462,783
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074, Cl. S, 56.928%, 7/17/28[4]	19,600	3,617
Series 2079, Cl. S, 64.602%, 7/17/28[4]	36,014	6,764
Series 2526, Cl. SE, 34.325%, 6/15/29[4]	34,243	6,430
Series 2682, Cl. TQ, 99.999%, 10/15/33[4]	342,818	68,552
Series 2795, Cl. SH, 14.324%, 3/15/24[4]	766,200	93,991
Series 2802, Cl. AS, 0.00%, 4/15/33[4,6]	28,380	381
Series 2920, Cl. S, 52.588%, 1/15/35[4]	336,450	53,886
Series 2922, Cl. SE, 6.586%, 2/15/35[4]	58,209	9,397
Series 2981, Cl. BS, 99.999%, 5/15/35[4]	619,713	119,142
Series 3201, Cl. SG, 6.325%, 8/15/36[4]	307,853	54,084
Series 3397, Cl. GS, 11.573%, 12/15/37[4]	247,132	44,179
Series 3424, Cl. EI, 0.00%, 4/15/38[4,5]	169,868	19,524
Series 3450, Cl. BI, 10.902%, 5/15/38[4]	401,202	60,515
Series 3606, Cl. SN, 4.259%, 12/15/39[4]	124,122	20,722
Series 3659, Cl. IE, 0.00%, 3/15/19[4,5]	680,581	56,701
Series 3685, Cl. EI, 0.00%, 3/15/19[4,5]	553,513	41,067
Federal National Mortgage Assn.:
2.50%, 1/1/29[7]	7,120,000	7,048,800
3.00%, 1/1/29[7]	4,245,000	4,333,382
3.50%, 1/1/29-1/1/44[7]	23,945,000	23,915,086
4.00%, 1/1/29-1/1/44[7]	28,205,000	29,106,886
4.50%, 1/1/29-1/1/44[7]	18,070,000	19,162,703
5.00%, 1/1/44	18,837	20,091
5.00%, 1/1/44[7]	2,435,000	2,644,829
6.00%, 1/1/44[7]	4,305,000	4,775,524
Federal National Mortgage Assn. Pool:
2.563%, 10/1/36[2]	2,875,087	3,051,229
3.50%, 2/1/22	421,472	443,206
5.00%, 2/1/18-7/1/33	2,717,933	2,916,519
5.50%, 4/1/21-5/1/36	480,522	528,667
6.00%, 10/1/16-1/1/19	168,629	176,897
6.50%, 4/1/17-1/1/34	1,196,816	1,343,263
7.00%, 11/1/17-6/1/34	1,381,986	1,578,921
7.50%, 2/1/27-3/1/33	1,605,265	1,841,584
8.50%, 7/1/32	2,249	2,611
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 214, Cl. 2, 47.177%, 3/1/23[4]	214,883	48,850
Series 221, Cl. 2, 50.611%, 5/1/23[4]	26,428	6,072
Series 254, Cl. 2, 39.966%, 1/1/24[4]	427,885	101,445
Series 301, Cl. 2, 5.366%, 4/1/29[4,5]	80,280	18,827
Series 302, Cl. 2, 6.00%, 5/1/29[4]	187	37
Series 313, Cl. 2, 20.39%, 6/1/31[4]	776,050	141,040
Series 319, Cl. 2, 22.896%, 2/1/32[4,5]	377,718	72,180
Series 321, Cl. 2, 9.975%, 4/1/32[4]	111,678	20,917
Series 324, Cl. 2, 3.973%, 7/1/32[4,5]	113,329	27,622
Series 328, Cl. 2, 4.371%, 12/1/32[4]	242,162	37,646
Series 331, Cl. 5, 4.06%, 2/1/33[4,5]	441,441	88,430
Series 332, Cl. 2, 7.488%, 3/1/33[4]	1,892,361	378,677
Series 334, Cl. 12, 2.413%, 3/1/33[4,5]	368,388	71,392
Series 339, Cl. 15, 4.812%, 8/1/33[4,5]	1,136,755	242,072
Series 345, Cl. 9, 0.00%, 1/1/344, [6]	302,040	60,741
Series 351, Cl. 10, 3.358%, 4/1/34[4,5]	218,959	41,071
Series 351, Cl. 8, 3.048%, 4/1/34[4,5]	370,893	70,035
Series 356, Cl. 10, 1.943%, 6/1/35[4,5]	274,980	51,931
Series 356, Cl. 12, 1.68%, 2/1/35[4,5]	135,302	25,460
Series 362, Cl. 13, 3.604%, 8/1/35[4,5]	174,304	33,088
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-54, Cl. LH, 6.50%, 11/25/29	241,967	269,525
Series 2001-51, Cl. OD, 6.50%, 10/25/31	135,909	151,030
Series 2001-69, Cl. PF, 1.165%, 12/25/31[2]	209,260	213,589
Series 2001-80, Cl. ZB, 6.00%, 1/25/32	244,137	268,461
Series 2002-12, Cl. PG, 6.00%, 3/25/17	114,551	121,057
Series 2002-29, Cl. F, 1.165%, 4/25/32[2]	95,527	97,532
Series 2002-60, Cl. FH, 1.165%, 8/25/32[2]	190,685	194,739

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Series 2002-64, Cl. FJ, 1.165%, 4/25/32[2]	$29,416	$ 30,033
Series 2002-68, Cl. FH, 0.665%, 10/18/32[2]	64,805	65,223
Series 2002-84, Cl. FB, 1.165%, 12/25/32[2]	428,386	437,430
Series 2002-9, Cl. PC, 6.00%, 3/25/17	114,465	120,906
Series 2002-9, Cl. PR, 6.00%, 3/25/17	140,157	148,044
Series 2002-90, Cl. FH, 0.665%, 9/25/32[2]	239,682	241,286
Series 2003-11, Cl. FA, 1.165%, 9/25/32[2]	428,396	437,441
Series 2003-112, Cl. AN, 4.00%, 11/25/18	153,073	161,334
Series 2003-116, Cl. FA, 0.565%, 11/25/33[2]	42,164	42,245
Series 2003-119, Cl. FK, 0.665%, 5/25/18[2]	883,787	886,664
Series 2003-13, Cl. IO, 14.851%, 3/25/33[4]	311,995	73,677
Series 2003-84, Cl. GE, 4.50%, 9/25/18	66,022	70,030
Series 2004-101, Cl. BG, 5.00%, 1/25/20	491,652	516,043
Series 2004-25, Cl. PC, 5.50%, 1/25/34	133,000	142,675
Series 2005-109, Cl. AH, 5.50%, 12/25/25	1,974,107	2,183,241
Series 2005-31, Cl. PB, 5.50%, 4/25/35	560,000	619,105
Series 2005-71, Cl. DB, 4.50%, 8/25/25	294,246	319,496
Series 2006-11, Cl. PS, 23.963%, 3/25/36[2]	194,823	299,762
Series 2006-46, Cl. SW, 23.596%, 6/25/36[2]	350,604	540,774
Series 2006-90, Cl. SX, 99.999%, 9/25/36[4]	928,466	196,267
Series 2007-109, Cl. NF, 0.715%, 12/25/37[2]	474,764	479,224
Series 2008-14, Cl. BA, 4.25%, 3/25/23	273,710	289,399
Series 2009-114, Cl. AC, 2.50%, 12/25/23	129,710	132,747
Series 2009-36, Cl. FA, 1.105%, 6/25/37[2]	129,967	131,238
Series 2009-70, Cl. NT, 4.00%, 8/25/19	28,291	29,734
Series 2009-70, Cl. TL, 4.00%, 8/25/19	825,487	867,589
Series 2010-43, Cl. KG, 3.00%, 1/25/21	293,485	305,483
Series 2011-122, Cl. EC, 1.50%, 1/25/20	384,534	388,952
Series 2011-15, Cl. DA, 4.00%, 3/25/41	299,970	315,394
Series 2011-3, Cl. KA, 5.00%, 4/25/40	409,294	445,471
Series 2011-38, Cl. AH, 2.75%, 5/25/20	34,075	35,221
Series 2011-6, Cl. BA, 2.75%, 6/25/20	411,934	426,208
Series 2011-69, Cl. EA, 3.00%, 11/25/29	319,874	328,257
Series 2011-82, Cl. AD, 4.00%, 8/25/26	588,066	620,158
Series 2012-20, Cl. FD, 0.565%, 3/25/42[2]	910,554	909,096
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61, Cl. SH, 25.875%, 11/18/31[4]	105,662	18,931
Series 2001-63, Cl. SD, 30.774%, 12/18/31[4]	29,756	5,236
Series 2001-68, Cl. SC, 19.993%, 11/25/31[4]	18,692	3,486
Series 2001-81, Cl. S, 24.231%, 1/25/32[4]	23,053	4,509
Series 2002-28, Cl. SA, 34.36%, 4/25/32[4]	16,980	3,119
Series 2002-38, Cl. SO, 47.308%, 4/25/32[4]	100,794	20,819
Series 2002-48, Cl. S, 30.046%, 7/25/32[4]	25,715	4,861
Series 2002-52, Cl. SL, 32.897%, 9/25/32[4]	17,063	3,228
Series 2002-56, Cl. SN, 31.498%, 7/25/32[4]	35,336	6,686
Series 2002-77, Cl. IS, 44.355%, 12/18/32[4]	171,724	35,556
Series 2002-77, Cl. SH, 36.434%, 12/18/32[4]	35,435	6,768
Series 2002-9, Cl. MS, 26.172%, 3/25/32[4]	31,569	5,539
Series 2003-26, Cl. DI, 16.06%, 4/25/33[4]	245,059	58,724
Series 2003-33, Cl. SP, 26.064%, 5/25/33[4]	191,307	41,785
Series 2003-38, Cl. SA, 10.617%, 3/25/23[4,5]	208,016	18,994
Series 2003-4, Cl. S, 27.936%, 2/25/33[4]	58,192	10,903
Series 2004-56, Cl. SE, 31.60%, 10/25/33[4]	926,414	150,895
Series 2005-12, Cl. SC, 10.362%, 3/25/35[4]	29,256	6,413
Series 2005-14, Cl. SE, 36.345%, 3/25/35[4]	1,013,222	155,275
Series 2005-40, Cl. SA, 49.005%, 5/25/35[4]	885,840	166,913
Series 2005-40, Cl. SB, 65.041%, 5/25/35[4]	1,413,854	298,191
Series 2005-52, Cl. JH, 5.497%, 5/25/35[4]	492,526	89,532
Series 2005-63, Cl. SA, 46.597%, 10/25/31[4]	51,212	8,663
Series 2007-88, Cl. XI, 26.054%, 6/25/37[4]	1,311,737	178,430
Series 2008-55, Cl. SA, 0.00%, 7/25/38[4,5]	147,547	20,711

8      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: Continued
Series 2009-8, Cl. BS, 0.00%, 2/25/24[4,5]	$236,298	$20,615
Series 2010-95, Cl. DI, 0.00%, 11/25/20[4,5]	881,476	71,572
Series 2012-40, Cl. PI, 3.006%, 4/25/41[4]	1,757,371	338,131
		136,947,843
GNMA/Guaranteed—0.1%
Government National Mortgage Assn. I Pool:
7.00%, 3/15/28-7/15/28	166,392	185,491
7.50%, 2/15/27	10,013	10,836
8.00%, 11/15/25-5/15/26	34,506	34,860
Government National Mortgage Assn. II
Pool, 1.625%, 11/20/25[2]	4,206	4,365
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-6, Cl. SA, 59.892%, 3/16/28[4]	45,988	9,306
Series 2007-17, Cl. AI, 14.032%, 4/16/37[4]	419,189	69,677
Series 2011-52, Cl. HS, 8.659%, 4/16/41[4]	714,614	122,348
Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8.00%, 9/1/29	683,152	816,782
Series 2000-12, Cl. ZA, 8.00%, 2/16/30	1,500,651	1,769,433
		3,023,098
Non-Agency—14.9%
Commercial—12.0%
Banc of America Commercial Mortgage Trust:
Series 2006-3, Cl. AM, 5.859%, 7/10/44[2]	4,242,000	4,329,686
Series 2006-5, Cl. AM, 5.448%, 9/10/47	6,055,000	6,491,832
Series 2007-5, Cl. AM, 5.772%, 2/10/51[2]	8,090,000	8,672,593
BCAP LLC Trust:
Series 2012-RR2, Cl. 6A3, 2.774%, 9/26/35[1,2]	577,030	583,902
Series 2012-RR6, 2.404%, 11/26/36[1]	406,363	408,524
Series 2013-RR2, Cl. 5A2, 2.709%, 3/26/36[1,2]	7,586,757	6,088,205
Bear Stearns Commercial Mortgage Securities Trust:
Series 2006-PW13, Cl. AJ, 5.611%, 9/11/41[2]	8,145,000	8,306,768
Series 2007-PW17, Cl. AJ, 5.887%, 6/1/50[2]	7,400,000	7,206,224
Series 2007-T26, Cl. AJ, 5.566%, 1/12/45[2]	6,183,000	5,952,937
CHL Mortgage Pass-Through Trust, Series 2005-HYB8, Cl. 4A1, 4.437%, 12/20/35[2]	119,456	102,665
Citigroup Commercial Mortgage Trust:
Series 2008-C7, Cl. AM, 6.132%, 12/1/49[2]	3,005,000	3,338,693
Series 20113-GCJ11, 4.607%, 4/10/46[1]	3,125,000	2,704,317
Citigroup Mortgage Loan Trust, Inc.:
Series 2009-8, Cl. 7A2, 2.628%, 3/25/36[1,2]	10,474,197	9,344,456
Series 2012-8, Cl. 1A1, 2.66%, 10/25/35[1,2]	984,210	987,478
COMM Mortgage Trust:
Series 2012-CR4, Cl. D, 4.577%, 10/15/45[1,2]	70,000	62,456
Series 2012-CR5, Cl. E, 4.335%, 12/10/45[1,2]	2,970,000	2,595,988
Series 2012-CR5, Cl. XA, 2.788%, 12/10/45[4]	3,526,273	371,186
Series 2013-CR11, Cl. C, 5.173%, 10/10/46[1,2]	2,180,000	2,173,250
Series 2013-CR6, Cl. D, 4.176%, 3/10/46[1,2]	1,525,000	1,288,675
Series 2013-CR7, Cl. D, 4.36%, 3/10/46[1,2]	3,245,000	2,711,861
Series 2013-CR9, Cl. D, 4.261%, 7/10/45[1,2]	2,685,000	2,280,042
Series 2013-LC13, Cl. C, 5.05%, 8/10/46[1,2]	1,155,000	1,167,794
Series 2013-LC13, Cl. D, 5.05%, 8/10/46[1,2]	2,314,000	2,082,762
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2010- C1, Cl. XPA, 0.00%, 7/10/46[1,4,5]	4,820,380	192,109
Countrywide Alternative Loan Trust, Series 2006-J2, Cl. A7, 6%, 4/25/36	490,627	444,279
Countrywide Home Loans:
Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	1,937,839	1,932,704
Series 2007-J3, Cl. A9, 6.00%, 7/1/37	4,723,699	4,117,738

	Principal Amount	Value
Commercial Continued
Credit Suisse Commercial Mortgage Trust:
Series 2006-C1, Cl. AJ, 5.465%, 2/15/39[2]	$695,000	$ 739,247
Series 2006-C4, Cl. AM, 5.509%, 9/15/39	4,315,000	4,641,516
Credit Suisse First Boston Commercial Trust, Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[2]	600,000	634,281
DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.557%, 11/10/46[1,2]	100,000	102,351
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust:
Series 2006-AB2, Cl. A1, 5.888%, 6/25/36[2]	100,251	76,312
Series 2006-AB4, Cl. A1A, 6.005%,
10/25/36[2]	492,296	369,246
Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 0.387%, 7/22/36[2,3]	5,060,144	3,895,780
EverBank Mortgage Loan Trust, Series 2013-1, Cl. A1, 2.25%, 3/25/43[1,2]	1,184,798	1,055,003
First Horizon Alternative Mortgage Securities Trust:
Series 2005-FA8, Cl. 1A6, 0.815%, 11/25/35[2]	4,231,787	3,212,637
Series 2005-FA9, Cl. A4A, 5.50%, 12/25/35	1,625,459	1,437,473
Series 2007-FA2, Cl. 1A1, 5.50%, 4/1/37	1,249,325	931,082
Series 2007-FA4, Cl. 1A6, 6.25%, 8/25/37[2]	4,952,131	4,150,302
FREMF Mortgage Trust:
Series 2013-K25, Cl. C, 3.618%, 11/25/45[1,2]	2,000,077	1,673,675
Series 2013-K26, Cl. C, 3.60%, 12/25/45[1,2]	1,040,000	870,184
Series 2013-K27, Cl. C, 3.497%, 1/25/46[1,2]	1,630,000	1,349,422
Series 2013-K28, Cl. C, 3.494%, 6/25/46[1,2]	1,605,000	1,308,426
Series 2013-K712, Cl. C, 3.367%, 5/25/45[1,2]	240,000	216,540
Series 2013-K713, Cl. C, 3.165%, 4/25/46[1,2]	740,000	654,769
GCCFC Commercial Mortgage Trust:
Series 2006-GG7, Cl. AJ, 5.82%, 7/10/38[2]	4,659,688	4,797,978
Series 2007-GG9, Cl. AM, 5.475%, 3/10/39	6,035,000	6,437,685
GE Capital Commercial Mortgage Corp., Series 2005-C4, Cl. AJ, 5.311%, 11/10/45[2]	6,510,000	6,344,177
GSR Mortgage Loan Trust, Series 2005- AR4, Cl. 6A1, 5.221%, 7/25/35[2]	43,064	42,693
IM Pastor 4 Fondo de Titulizacion de Activos, Series 4, Cl. A, 0.433%, 3/22/44[2]	209,762	227,112
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16, Cl. AJ, 5.623%, 5/12/45	2,695,000	2,639,146
Series 2006-LDP7, Cl. AJ, 5.863%, 4/15/45[2]	1,075,000	1,082,463
Series 2006-LDP8, Cl. AJ, 5.48%, 5/15/45[2]	8,870,000	9,260,706
Series 2007-CB18, Cl. AJ, 5.502%, 6/12/47[2]	8,281,000	7,835,337
Series 2007-CB19, Cl. AM, 5.706%, 2/12/49[2]	5,850,000	6,296,528
Series 2013-C10, Cl. C, 4.161%, 12/15/47[2]	3,025,000	2,870,905
Series 2013-C10, Cl. D, 4.161%, 12/15/47[2]	3,420,000	2,909,762
JPMBB Commercial Mortgage Securities Trust, Series 2013-C14, Cl. D, 4.561%, 8/15/46[1,2]	2,500,000	2,183,166
JPMorgan Re-Securitization Trust, Series 2009-5, Cl. 1A2, 2.612%, 7/26/36[1,2]	5,201,231	4,025,847
Merrill Lynch Mortgage Trust, Series 2006- C1, Cl. AJ, 5.676%, 5/12/39[2]	6,860,000	6,915,154
ML-CFC Commercial Mortgage Trust, Series 2006-3, Cl. AJ, 5.485%, 7/12/46[2]	5,820,000	5,707,229
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6, Cl. E, 4.664%, 11/15/45[1,2]	2,290,000	2,056,474
Series 2013-C12, Cl. C, 4.771%, 10/15/46[2]	2,195,000	2,148,724
Series 2013-C12, Cl. D, 4.771%, 10/15/46[1,2]	2,370,000	2,087,360
Series 2013-C7, Cl. D, 4.304%, 2/15/46[1,2]	4,250,000	3,680,759
Series 2013-C8, Cl. D, 4.172%, 12/15/48[1,2]	2,020,000	1,717,668
Morgan Stanley Capital I Trust:
Series 2006-HQ10, Cl. AJ, 5.389%, 11/12/41[2]	3,975,000	4,020,571

9      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value

Commercial Continued

Morgan Stanley Capital I Trust: Continued
Series 2006-HQ10, Cl. AM, 5.36%, 11/12/41	$8,500,000	$9,334,985
Series 2007-HQ11, Cl. AJ, 5.508%, 2/12/44[2]	2,115,000	2,242,874
Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	765,000	833,111
Series 2007-IQ15, Cl. AM, 5.91%, 6/1/49[2]	5,875,000	6,338,831

Morgan Stanley Re-Remic Trust, Re- Securitization Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2012-R3, Cl. 1A, 2.065%, 11/26/36[1,2]	39,696	39,539

RALI Trust, Series 2005-QA4, Cl. A32, 3.176%, 4/25/35[2]	82,157	11,000

Residential Asset Securitization Trust, Series 2006-A12, Cl. A1, 6.25%, 11/1/36	549,509	416,444

Sequoia Mortgage Trust, Series 2012-2, Cl. A2, 3.50%, 4/25/42[2]	219,303	220,867

STARM Mortgage Loan Trust, Series 2007- 1, Cl. 2A1, 4.422%, 2/25/37[2]	6,123,086	5,125,415

Structured Adjustable Rate Mortgage Loan Trust:
Series 2004-10, Cl. 2A, 2.394%, 8/25/34[2]	6,870,756	6,686,946
Series 2006-4, Cl. 6A, 5.09%, 5/25/36[2]	1,774,379	1,497,310
Series 2007-6, Cl. 3A1, 4.701%, 7/25/37[2]	5,320,660	4,195,133

UBS-Barclays Commercial Mortgage Trust:
Series 2012-C2, Cl. E, 4.891%, 5/1/63[1,2]	3,450,000	3,054,954
Series 2013-C5, Cl. D, 4.095%, 3/10/46[1,2]	4,200,000	3,496,565

Wachovia Bank Commercial Mortgage Trust:
Series 2006-C25, Cl. AJ, 5.724%, 5/15/43[2]	5,315,000	5,542,843
Series 2007-C30, Cl. AM, 5.383%, 12/15/43	5,900,000	6,361,333

Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007- OA3, Cl. 5A, 2.213%, 4/25/47[2]	582,995	412,473

Wells Fargo Mortgage Backed Securities Trust:
Series 2004-W, Cl. B2, 2.615%, 11/25/34[2]	133,822	4,783
Series 2006-8, Cl. A15, 6.00%, 7/25/36	2,979,983	2,890,089

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1, Cl. 1A1, 2.61%, 2/25/35[2]	2,725,130	2,724,942
Series 2005-AR15, Cl. 1A6, 2.607%, 9/25/35[2]	5,519,162	5,183,514
Series 2006-AR7, Cl. 2A4, 2.616%, 5/1/36[2]	2,163,453	2,019,293
Series 2007-AR3, Cl. A4, 5.646%, 4/25/37[2]	1,390,150	1,331,095

WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Cl. D, 4.46%, 12/15/45[1,2]	105,000	91,011
Series 2012-C7, Cl. E, 4.848%, 6/15/45[1,2]	2,040,000	1,858,032
Series 2012-C8, Cl. E, 4.878%, 8/15/45[1,2]	2,275,000	2,089,684
Series 2013-C11, Cl. D, 4.184%, 3/15/45[1,2]	1,168,000	996,923
Series 2013-C15, Cl. D, 4.486%, 8/15/46[1,2]	3,150,000	2,692,833

WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 1.418%, 3/15/44[1,4]	5,899,396	399,150

		276,636,786

Multi-Family—0.8%

Banc of America Commercial Mortgage Trust, Series 2006-2, Cl. AJ, 5.769%, 5/10/45[2]	4,295,000	4,491,915

Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Cl. 1A2A, 5.432%, 6/25/36[2]	4,054,516	3,727,203

Countrywide Alternative Loan Trust, Series 2006-24CB, Cl. A12, 5.75%, 6/25/36	1,576,976	1,336,696

JP Morgan Mortgage Trust, Series 2007-A3, Cl. 3A2M, 4.713%, 5/1/37[2]	3,169,868	3,064,042

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15, Cl. 1A2, 2.607%, 9/25/35[2]	294,330	286,953

	Principal Amount	Value

Multi-Family Continued

Wells Fargo Mortgage-Backed Securities Trust: Continued
Series 2006-AR2, Cl. 2A3, 2.628%, 3/25/36[2]	$4,482,615	$4,439,575

		17,346,384

Residential—2.1%

Argent Securities, Inc., Series 2004-W8, Cl. A2, 1.125%, 5/25/34[2]	$826,621	799,524

Banc of America Commercial Mortgage Trust, Series 2007-4, Cl. AM, 5.813%, 2/1/51[2]	3,560,000	3,934,403

Banc of America Funding Trust:
Series 2007-1, Cl. 1A3, 6.00%, 1/25/37	1,622,755	1,431,369
Series 2007-C, Cl. 1A4, 5.359%, 5/20/36[2]	1,450,729	1,395,440

Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-2, Cl. 12A2, 2.728%, 5/1/34[2]	1,923,457	1,889,518

CD Commercial Mortgage Trust, Series 2007-CD4, Cl. AMFX, 5.366%, 12/11/49[2]	8,565,000	8,874,877

Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2, Cl. 1A3, 2.68%, 5/25/35[2]	1,846,501	1,808,408
Series 2005-3, Cl. 2A4, 2.723%, 8/25/35[2]	3,490,630	3,013,360

Countrywide Asset-Backed Certificates:
Series 2005-16, Cl. 2AF2, 5.021%, 5/25/36[2]	472,774	490,033
Series 2006-25, Cl. 2A2, 0.285%, 6/25/47[2]	32,807	32,850

Countrywide Home Loans:
Series 2005-29, Cl. A1, 5.75%, 12/25/35	4,006,382	3,651,757
Series 2005-J4, Cl. A7, 5.50%, 11/1/35	1,434,128	1,468,183
Series 2006-6, Cl. A3, 6.00%, 4/25/36	346,872	319,615
Series 2007-HY3, Cl. 1A1, 2.758%, 6/1/47[2]	1,806,568	1,606,680

CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G, Cl. 2A, 0.397%, 12/15/35[2]	126,495	95,949
Series 2006-H, Cl. 2A1A, 0.317%, 11/15/36[2]	57,520	35,808

GSR Mortgage Loan Trust, Series 2006-5F, Cl. 2A1, 6%, 6/25/36	417,516	407,876

Home Equity Mortgage Trust, Series 2005- 1, Cl. M6, 5.863%, 6/25/35[2]	983,060	1,006,222

MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 0.265%, 8/25/36[2]	1,080,490	554,882

MLCC Mortgage Investors, Inc., Series 2006-3, Cl. 2A1, 2.333%, 10/25/36[2]	1,303,151	1,247,657

NC Finance Trust, Series 1999-I, Cl. D, 3.405%, 1/25/29[3,8]	66,744	4,005

RALI Trust:
Series 2006-QS13, Cl. 1A8, 6.00%, 9/1/36	28,543	21,710
Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	680,392	536,568

Residential Asset Securitization Trust:
Series 2005-A14, Cl. A1, 5.50%, 12/25/35	2,727,934	2,442,363
Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36	2,893,962	2,621,990
Series 2005-A6CB, Cl. A7, 6.00%, 6/1/35	3,555,511	3,413,678

Terwin Mortgage Trust, Series 2006-4SL, Cl. A1, 2.147%, 5/25/37[1,2]	147,392	69,526

WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR12, Cl. 1A8, 2.357%, 10/25/35[2]	1,889,794	1,801,898

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	284,699	293,664
Series 2006-AR14, Cl. 1A2, 5.584%, 10/1/36[2]	2,270,153	2,176,773

		47,446,586

Total Mortgage-Backed Obligations (Cost $468,034,825)		481,400,697

U.S. Government Obligations—7.3%

Federal National Mortgage Assn. Nts., 1.25%, 1/30/17	703,000	711,781

U.S. Treasury Bills, 0.091%, 5/29/14	45,665,000	45,654,999

U.S. Treasury Nts.:
0.25%, 7/31/15	26,000,000	26,000,000

10      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value
U.S. Government Obligations Continued
U.S. Treasury Nts.: Continued
0.25%, 10/31/15[10,15]	$75,000,000		$74,898,900
0.625%, 11/15/16-12/15/16	3,865,000		3,852,445
1.375%, 9/30/18[10]	16,696,000		16,484,044
2.00%, 9/30/20	9,509,000		9,284,645
2.50%, 8/15/23	735,000		704,595
U.S. Treasury Nts., Strips, 6.16%, 2/15/16	2,116,000		2,096,402
Total U.S. Government Obligations (Cost $179,939,410)			179,687,811
Foreign Government Obligations—23.9%
Angola—0.1%
Republic of Angola Via Northern
Lights III BV Sr. Unsec. Nts., 7%,
8/16/19	1,845,000		2,001,825
Australia—0.3%
Commonwealth of Australia Sr. Unsec. Bonds, 1.25%, 2/21/22	535,000	AUD	486,389
New South Wales Treasury Corp. Sr. Unsec. Nts., 6%, Series 19, 4/1/19	460,000	AUD	456,123
Queensland Treasury Corp. Sr. Unsec. Nts.:
Series 19, 6.25%, 6/14/19	580,000	AUD	581,561
Series 21, 6.00%, 6/14/21	3,425,000	AUD	3,404,035
Series 22, 6.00%, 7/21/22	195,000	AUD	190,812
Series 33, 6.50%, 3/14/33	3,300,000	AUD	3,307,174
Victoria Treasury Corp. Sr. Unsec. Nts.:
5.50%, 11/17/26	2,790,000	AUD	2,623,234
Series 1224, 5.50%, 12/17/24	540,000	AUD	513,376
Western Australia Treasury Corp. Unsec. Nts., 7%, Series 19, 10/15/19	220,000	AUD	226,533
			11,789,237
Bolivia—0.0%
Plurinational State of Bolivia Sr. Unsec. Nts., 4.875%, 10/29/22[1]	310,000		297,600
Brazil—3.3%
Brazil Minas SPE via State of Minas Gerais Sec. Bonds, 5.333%, 2/15/28[1]	1,720,000		1,603,900
Federative Republic of Brazil International Bonds, 4.25%, 1/7/25	1,310,000		1,249,413
Federative Republic of Brazil Letra Tesouro Nacional Unsec. Nts.:
9.61%, 7/1/14[9]	84,165,000	BRL	34,002,731
10.571%, 1/1/15[9]	17,210,000	BRL	6,587,712
9.59%, 4/1/14[9]	39,260,000	BRL	16,249,521
10.346%, 10/1/14[9]	10,380,000	BRL	4,081,640
Federative Republic of Brazil Nota Do Tesouro Nacional Unsec. Nts.:
9.762%, 1/1/18	12,225,000	BRL	4,783,611
9.762%, 1/1/21	4,945,000	BRL	1,821,636
10.00%, 1/1/23	6,595,000	BRL	2,361,289
Federative Republic of Brazil Sr.
Unsec. Nts., 4.875%, 1/22/21	1,707,000		1,809,420
			74,550,873
Canada—0.8%
Canada Treasury Bills: 0.965%, 5/8/14[9]	11,615,000	CAD	10,899,348
0.993%, 9/25/14[9]	11,615,000	CAD	10,858,235
			21,757,583
Colombia—0.4%
Republic of Colombia Sr. Unsec. Bonds, 6.125%, 1/18/41	430,000		463,325
Republic of Colombia Sr. Unsec. Nts.: 4.00%, 2/26/24	1,490,000		1,440,085
7.375%, 1/27/17	620,000		720,130
7.375%, 3/18/19	2,665,000		3,219,320
8.125%, 5/21/24	970,000		1,251,300
Series B, 7.00%, 5/4/22	5,289,000,000	COP	2,781,521
Series B, 10.00%, 7/24/24	399,000,000	COP	255,195
			10,130,876

	Principal Amount		Value
Costa Rica—0.0%
Republic of Costa Rica Sr. Unsec. Bonds, 4.375%, 4/30/25[1]	$305,000		$270,688
Croatia—0.2%
Republic of Croatia Sr. Unsec. Nts.:
5.50%, 4/4/23[1]	2,500,000		2,443,750
6.25%, 4/27/17[1]	1,275,000		1,361,063
6.375%, 3/24/21[1]	585,000		615,128
6.75%, 11/5/19[1]	585,000		636,188
			5,056,129
Dominican Republic—0.0%
Banco de Reservas de la Republica Dominicana Sub. Nts., 7%, 2/1/23[1]	910,000		841,750
Dominican Republic Sr. Unsec. Bonds, 5.875%, 4/18/24[1]	1,010,000		974,650
			1,816,400
Gabon—0.0%
Gabonese Republic Unsec. Bonds, 6.375%, 12/12/24[1]	950,000		957,125
Germany—0.8%
Federal Republic of Germany Bonds, 2.25%, 4/11/14	14,250,000	EUR	19,715,721
Greece—0.0%
Hellenic Republic Sr. Unsec. Bonds:
2.00%, 2/24/23[2]	25,000	EUR	23,296
2.00%, 2/24/24[2]	25,000	EUR	22,358
2.00%, 2/24/25[2]	25,000	EUR	21,611
2.00%, 2/24/26[2]	25,000	EUR	21,137
2.00%, 2/24/27[2]	25,000	EUR	20,776
2.00%, 2/24/28[2]	25,000	EUR	20,089
2.00%, 2/24/29[2]	25,000	EUR	19,673
2.00%, 2/24/30[2]	25,000	EUR	19,347
2.00%, 2/24/31[2]	25,000	EUR	18,962
2.00%, 2/24/32[2]	25,000	EUR	18,775
2.00%, 2/24/33[2]	25,000	EUR	18,472
2.00%, 2/24/34[2]	25,000	EUR	18,359
2.00%, 2/24/35[2]	25,000	EUR	18,105
2.00%, 2/24/36[2]	25,000	EUR	18,122
2.00%, 2/24/37[2]	25,000	EUR	17,959
2.00%, 2/24/38[2]	25,000	EUR	17,902
2.00%, 2/24/39[2]	25,000	EUR	17,916
2.00%, 2/24/40[2]	25,000	EUR	17,827
2.00%, 2/24/41[2]	25,000	EUR	17,669
2.00%, 2/24/42[2]	25,000	EUR	17,811
			386,166
Guatemala—0.0%
Republic of Guatemala Sr. Unsec. Bonds, 4.875%, 2/13/28[1]	660,000		607,200
Hungary—1.9%
Hungary Sr. Unsec. Bonds, 7.625%, 3/29/41	140,000		153,825
Hungary Sr. Unsec. Nts.:
5.375%, 2/21/23	2,110,000		2,094,175
5.75%, 6/11/18	310,000	EUR	466,495
6.375%, 3/29/21	2,970,000		3,200,175
Hungary Treasury Bills:
3.522%, 4/30/14[9]	2,468,000,000	HUF	11,372,150
3.512%, 3/5/14[9]	1,176,000,000	HUF	5,428,693
3.559%, 1/8/14[9]	823,000,000	HUF	3,806,597
Hungary Unsec. Bonds:
Series 17/A, 6.75%, 11/24/17	486,000,000	HUF	2,439,650
Series 19/A, 6.50%, 6/24/19	510,000,000	HUF	2,548,939
Series 20/A, 7.50%, 11/12/20	280,000,000	HUF	1,460,234
Series 23/A, 6.00%, 11/24/23	583,200,000	HUF	2,773,070
Hungary Unsec. Nts.:
Series 16/D, 5.50%, 12/22/16	442,000,000	HUF	2,135,756
Series 18/A, 5.50%, 12/20/18	1,266,000,000	HUF	6,068,318
			43,948,077
India—0.0%
Republic of India Treasury Bills, 8.665%, 2/14/14[9]	1,000,000	INR	16,007

11 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value

Indonesia—0.8%

Perusahaan Penerbit SBSN Indonesia Sr. Unsec. Bonds, 4%, 11/21/18[1]	$2,595,000		$2,556,075

Perusahaan Penerbit SBSN Indonesia Unsec. Nts., 6.125%, 3/15/19[1]	1,600,000		1,714,000

Republic of Indonesia Sr. Unsec. Bonds:
3.375%, 4/15/23[1]	870,000		746,025
4.875%, 5/5/21[1]	2,420,000		2,407,900
5.25%, 1/17/42[1]	1,305,000		1,132,088
5.375%, 10/17/23[1]	3,100,000		3,100,000
11.625%, 3/4/19[1]	520,000		698,100

Republic of Indonesia Treasury Bonds:
Series FR53, 8.25%, 7/15/21	4,250,000,000	IDR	346,191
Series FR61, 7.00%, 5/15/22	6,200,000,000	IDR	465,728
Series FR68, 8.375%, 3/15/34	14,350,000,000	IDR	1,123,643
Series FR70, 8.375%, 3/15/24	36,600,000,000	IDR	3,011,154
Series FR71, 9.00%, 3/15/29	25,070,000,000	IDR	2,081,605

			19,382,509

Italy—0.6%

Italy Buoni Ordinari del Tesoro BOT, 0.632%, 4/30/14[9]	465,000	EUR	638,266

Republic of Italy Buoni Poliennali del Tesoro Unsec. Bonds:
3.50%, 11/1/17	645,000	EUR	926,498
4.00%, 9/1/20	1,600,000	EUR	2,316,679
4.50%, 3/1/19	3,730,000	EUR	5,548,797
4.75%, 9/1/44[1]	600,000	EUR	816,873
5.00%, 3/1/22	300,000	EUR	451,313
5.00%, 9/1/40	1,200,000	EUR	1,702,924

Republic of Italy Buoni Poliennali del Tesoro Unsec. Nts., 4.75%, 5/1/17	805,000	EUR	1,202,291

Republic of Italy Certificati di Creditodel Tesoro Unsec. Nts., 1.14%, 10/15/17[2]	730,000	EUR	982,623

Republic of Italy International Sr. Unsec. Bonds, 4.50%, 6/8/15	141,000,000	JPY	1,397,724

			15,983,988

Ivory Coast—0.2%

Republic of Cote d’Ivoire Sr. Unsec. Bonds, 7.10%, 12/31/32[2]	4,825,000		4,342,500

Japan—0.0%

Japan Bank for International Cooperation Sr. Unsec. Nts., 2.30%, 3/19/18	395,000	CAD	369,788

Kazakhstan—0.0%

Development Bank of Kazakhstan JSC Sr. Unsec. Bonds, 4.125%, 12/10/22[1]	770,000		691,999

Latvia—0.1%

Republic of Latvia Sr. Unsec. Nts., 5.25%, 6/16/21[1]	1,175,000		1,273,406

Lithuania—0.2%

Republic of Lithuania Sr. Unsec. Bonds:
6.125%, 3/9/21[1]	1,990,000		2,264,222
6.625%, 2/1/22[1]	1,840,000		2,155,100

			4,419,322

Malaysia—0.2%

Bank Negara Malaysia Monetary Nts.,
2.976%, 2/20/14[9]	5,270,000	MYR	1,602,651

Bank Negara Malaysia Monetary Unsec. Nts.:
2.848%, 3/11/14[9]	4,215,000	MYR	1,279,800
2.923%, 7/10/14[9]	3,055,000	MYR	918,495

			3,800,946

Mexico—5.6%
United Mexican States Sr. Unsec. Bonds:
6.75%, 9/27/34	855,000		1,013,175
7.50%, 4/8/33	325,000		411,937

United Mexican States Treasury Bills:
3.597%, 3/6/14[9]	274,170,000	MXN	20,879,673
3.67%, 3/20/14[9]	235,000,000	MXN	17,863,888
3.607%, 4/30/14[9]	96,900,000	MXN	7,336,391
3.561%, 4/16/14[9]	250,850,000	MXN	19,026,290
3.529%, 4/3/14[9]	240,700,000	MXN	18,272,847

	Principal Amount		Value

Mexico Continued

United Mexican States Treasury Bills: Continued
3.58%, 5/29/14[9]	240,700,000	MXN	$18,177,537
3.581%, 1/2/14[9]	25,700,000	MXN	1,968,368
3.99%, 2/6/14[9]	39,700,000	MXN	3,030,779
3.993%, 1/23/14[9]	31,600,000	MXN	2,415,386

United Mexican States Unsec. Bonds:
Series M, 6.50%, 6/9/22	83,700,000	MXN	6,496,598
Series M, 7.00%, 6/19/14	139,700,000	MXN	10,921,092
Series M, 8.00%, 6/11/20	20,100,000	MXN	1,727,715
Series M10, 7.75%, 12/14/17	22,135,000	MXN	1,862,617
Series M20, 7.50%, 6/3/27	51,700,000	MXN	4,232,257
Series M20, 8.50%, 5/31/29	40,740,000	MXN	3,551,967

			139,188,517

Morocco—0.1%

Kingdom of Morocco Sr. Unsec. Nts., 4.25%, 12/11/22[1]	1,680,000		1,562,400

Nigeria—0.2%

Federal Republic of Nigeria Bonds, 4%, 4/23/15	342,000,000	NGN	1,910,881

Federal Republic of Nigeria Sr. Unsec. Bonds, 5.125%, 7/12/18[1]	995,000		1,023,606

Federal Republic of Nigeria Treasury Bills, 11.235%, 1/23/14[9]	166,000,000	NGN	1,031,397

Federal Republic of Nigeria Unsec. Bonds:
7.00%, 10/23/19	214,000,000	NGN	1,021,153
16.00%, 6/29/19	219,000,000	NGN	1,526,359

			6,513,396

Panama—0.0%

Republic of Panama Sr. Unsec. Bonds:
5.20%, 1/30/20	885,000		967,969
6.70%, 1/26/36	495,000		555,637
8.875%, 9/30/27	615,000		824,100
9.375%, 4/1/29	565,000		786,762

			3,134,468

Peru—0.3%

Republic of Peru Sr. Unsec. Bonds:
6.55%, 3/14/37	1,060,000		1,224,300
7.84%, 8/12/20[1]	6,380,000	PEN	2,602,918
8.20%, 8/12/26[1]	6,395,000	PEN	2,691,013

			6,518,231

Philippines—0.2%

Republic of the Philippines Sr. Unsec. Bonds:
6.375%, 1/15/32	1,600,000		1,884,000
6.375%, 10/23/34	1,960,000		2,337,300
7.75%, 1/14/31	300,000		396,000

			4,617,300

Poland—0.5%

Republic of Poland Sr. Unsec. Bonds:
3.00%, 3/17/23	1,330,000		1,214,889
5.00%, 3/23/22	1,295,000		1,387,269
5.125%, 4/21/21	2,335,000		2,542,231

Republic of Poland Unsec. Bonds:
5.25%, 10/25/20	8,740,000	PLN	3,105,197
5.75%, 10/25/21	8,390,000	PLN	3,059,064

			11,308,650

Portugal—0.1%

Republic of Portugal Obrigacoes do Tesouro
OT Sr. Unsec. Bonds:
4.10%, 4/15/37	760,000	EUR	765,800
4.35%, 10/16/17[1]	2,200,000	EUR	3,024,497
4.75%, 6/14/19	140,000	EUR	187,533

			3,977,830

Romania—0.2%

Romania Sr. Unsec. Bonds, 6.75%, 2/7/22[1]	2,335,000		2,658,981

Romania Unsec. Bonds:
5.85%, 4/26/23	1,010,000	RON	325,122
5.90%, 7/26/17	8,710,000	RON	2,821,139

			5,805,242

12 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value

Russia—2.0%

AHML Via AHML Finance Ltd. Unsec. Nts., 7.75%, 2/13/18[1]	44,700,000	RUB	$1,343,949

Russian Federation Sr. Unsec. Bonds:
5.875%, 9/16/43[1]	1,105,000		1,125,995
Series 6211, 7.00%, 1/25/23	166,000,000	RUB	4,880,423

Russian Federation Unsec. Bonds:
6.80%, 12/11/19	188,300,000	RUB	5,639,668
7.00%, 8/16/23	164,200,000	RUB	4,777,830
Series 6204, 7.50%, 3/15/18	138,400,000	RUB	4,318,925
Series 6205, 7.60%, 4/14/21	206,100,000	RUB	6,363,277
Series 6209, 7.60%, 7/20/22	147,800,000	RUB	4,516,108

Vnesheconombank Sr. Unsec. Bonds, Series 18, 8.55%, 9/17/32[2]	36,100,000	RUB	1,116,772

Vnesheconombank Sr. Unsec. Bonds, Series 9, 7.90%, 3/18/21[2]	33,200,000	RUB	1,017,975

Vnesheconombank Via VEB Finance plc Sr. Unsec. Bonds:
5.375%, 2/13/17[1]	1,880,000		2,009,344
5.45%, 11/22/17[1]	1,105,000		1,186,549
6.902%, 7/9/20[1]	3,545,000		3,921,656

Vnesheconombank Via VEB Financeplc Sr. Unsec. Nts., 5.942%, 11/21/23[1]	1,770,000		1,774,425

			43,992,896

Serbia—0.1%

Republic of Serbia Sr. Unsec. Bonds, 5.25%, 11/21/17[1]	825,000		831,188

Republic of Serbia Treasury Bills:
9.824%, 1/30/14[9]	38,000,000	RSD	455,512
10.004%, 6/12/14[9]	151,000,000	RSD	1,751,457

Republic of Serbia Unsec. Bonds, 5.875%, 12/3/18[1]	940,000		961,150

			3,999,307

South Africa—1.3%

Republic of South Africa Sr. Unsec. Bonds:
5.875%, 5/30/22	330,000		355,163
5.875%, 9/16/25	1,625,000		1,694,875
6.25%, 3/31/36	18,100,000	ZAR	1,270,406
Series R207, 7.25%, 1/15/20	93,930,000	ZAR	8,861,906
Series R208, 6.75%, 3/31/21	99,675,000	ZAR	9,039,525

Republic of South Africa Unsec. Bonds:
10.50%, 12/21/26	15,600,000	ZAR	1,753,037
Series 2023, 7.75%, 2/28/23	25,300,000	ZAR	2,390,305
Series R213, 7.00%, 2/28/31	31,838,000	ZAR	2,535,291

			27,900,508

South Korea—0.0%

Korea Housing Finance Corp. Sec. Nts., 1.625%, 9/15/18[1]	260,000		245,656

Spain—0.0%

Autonomous Community of Madrid Spain Sr. Unsec. Bonds, 4.30%, 9/15/26	555,000	EUR	720,296

Instituto de Credito Oficial Sr. Unsec. Nts., 5%, 5/15/15	2,200,000	NOK	368,019

Kingdom of Spain Bonds, 5.15%, 10/31/44[1]	260,000	EUR	366,195

Kingdom of Spain Sr. Unsec. Bonds, 4.50%, 1/31/18	550,000	EUR	815,009

			2,269,519

Sri Lanka—0.0%

Democratic Socialist Republic of Sri Lanka Sr. Unsec. Bonds:
5.875%, 7/25/22[1]	620,000		585,900
6.25%, 10/4/20[1]	715,000		711,425
6.25%, 7/27/21[1]	780,000		766,350

			2,063,675

Tanzania—0.1%

United Republic of Tanzania Sr. Unsec. Nts., 6.392%, 3/9/20[2]	1,230,000		1,291,500

Thailand—0.5%

Kingdom of Thailand Sr. Unsec. Bonds:
3.58%, 12/17/27	107,000,000	THB	3,076,742

	Principal Amount		Value

Thailand (Continued)

Kingdom of Thailand Sr. Unsec. Bonds: Continued
3.625%, 6/16/23	149,400,000	THB	$4,458,767
3.65%, 12/17/21	95,700,000	THB	2,896,180

Kingdom of Thailand Sr. Unsec. Nts., 3.875%, 6/13/19	91,100,000	THB	2,839,817

			13,271,506

Turkey—1.4%

Republic of Turkey Sr. Unsec. Bonds:
4.35%, 11/12/21[7]	1,760,000	EUR	2,403,073
5.625%, 3/30/21	1,105,000		1,114,945
6.25%, 9/26/22	1,740,000		1,811,340
6.875%, 3/17/36	615,000		605,621
7.375%, 2/5/25	1,125,000		1,217,250
8.00%, 6/4/14	12,525,000	TRY	5,820,715

Republic of Turkey Unsec. Bonds:
5.828%, 2/11/15[11]	2,905,000	TRY	1,825,919
6.317%, 2/14/18	4,445,000	TRY	1,825,160
7.10%, 3/8/23	5,740,000	TRY	2,193,967
8.30%, 6/20/18	5,265,000	TRY	2,309,348
9.00%, 3/5/14	16,685,000	TRY	7,792,959
9.00%, 3/8/17	8,595,000	TRY	3,897,147

			32,817,444

Ukraine—0.3%

Ukraine International Bonds:
6.25%, 6/17/16[1]	95,000		89,633
6.58%, 11/21/16[1]	2,035,000		1,917,987
6.75%, 11/14/17[1]	2,035,000		1,882,375
6.875%, 9/23/15[1]	2,210,000		2,158,618
7.75%, 9/23/20[1]	485,000		449,838

			6,498,451

United Arab Emirates—0.1%

Emirate of Dubai Sr. Unsec. International Bonds, 5.591%, 6/22/21	1,810,000		1,961,588

United Kingdom—0.5%

United Kingdom Treasury Unsec. Bonds, 2.25%, 3/7/14	7,705,000	GBP	12,802,207

Uruguay—0.1%

Oriental Republic of Uruguay Sr. Unsec. Bonds:
4.50%, 8/14/24	2,675,000		2,681,688
7.625%, 3/21/36	175,000		213,062

			2,894,750

Venezuela—0.4%

Bolivarian Republic of Venezuela Sr. Unsec. Bonds:
7.65%, 4/21/25	1,680,000		1,142,400
8.25%, 10/13/24	1,730,000		1,226,570
9.00%, 5/7/23	2,340,000		1,752,660
13.625%, 8/15/18	355,000		351,450
13.625%, 8/15/18[1]	2,265,000		2,185,725

Petroleos de Venezuela SA, 9.75% Sr. Unsec. Nts., 5/17/35	1,140,000		803,700

			7,462,505

Total Foreign Government Obligations (Cost9a $607,312,892)			585,663,511

Corporate Loans—2.4%

Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 10/9/16	1,242,474		1,227,131

Atlas Energy LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 7/31/19	1,062,338		1,091,552

Autoparts Holdings Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Lien Term Loan, 6.50%, 7/31/17	1,022,936		1,016,969

BJ’S Wholesale Club, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/26/20	1,775,000		1,815,255

13 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value

Corporate Loans Continued

Blue Coat Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 6/26/20	$895,000	$912,900

Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 3/16/18	775,000	789,531

Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Series Tranche B, 7.00%, 10/11/20	2,525,000	2,515,531
Series Tranche B6, 5.44%, 1/28/18	2,508,271	2,399,898

Catalent Pharma Solutions, Inc., Sr. Sec. Credit Facilities Term Loan, 6.50%, 12/31/17	1,265,000	1,283,975

Cenveo, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 2/13/17	1,635,394	1,647,659

Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 6.914%, 1/30/19	6,103,532	5,844,132

Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.836%, 1/29/16	976,487	948,535

Continental Building, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 2/26/21[7]	680,000	684,534

Del Monte Foods Co., Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 7/26/21[7]	1,360,000	1,377,567

Deltek, Inc., Sr. Sec. Credit Facilites 2nd Lien Term Loan, 10%, 10/10/19	2,050,000	2,091,000

Entegra Holdings LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.64%, 10/19/15[7]	6,504,358	4,032,702

Fairpoint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 2/14/19[7]	1,810,486	1,871,568

Fieldwood Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.375%, 9/30/20	3,000,000	3,069,642

iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A2, 7%, 3/19/17	1,004,129	1,039,273

JG Wentworth, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9%, 2/8/19	303,256	309,275

Lonestar Intermediate Super Holdings LLC, Sr. Sec. Credit Facilities Term Loan, 11%, 9/2/19	1,555,000	1,609,425

Moxie Patriot LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.75%, 12/11/20[7]	1,370,000	1,404,250

Murray Energy Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 11/20/20[7]	2,110,000	2,249,788

NFR Energy, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/31/18	1,945,000	1,965,261

NTELOS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 11/9/19	1,209,687	1,215,751

Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.50%, 2/28/19	2,475,000	2,454,118

OneLink Communications/San Juan Cable LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 6/9/18	1,885,000	1,889,713

Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7%, 6/21/19[7]	3,135,000	3,111,487

Revel Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 14.573%, 5/20/18	1,389,589	1,264,526

Templar Energy, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8%, 11/25/20[7]	3,095,000	3,112,409

	Principal Amount		Value

Corporate Loans Continued

TWCC Holding Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7%, 6/26/20	$2,430,000		$2,502,900

Total Corporate Loans (Cost $58,437,076)			58,748,257

Corporate Bonds and Notes—37.0%

Consumer Discretionary—5.2%

Auto Components—0.7%

Affinia Group, Inc., 7.75% Sr. Unsec. Nts., 5/1/21	1,735,000		1,830,425

Continental Rubber of America Corp., 4.50% Sr. Sec. Nts., 9/15/19[1]	510,000		542,738

GKN Holdings plc, 6.75% Sr. Unsec. Nts., 10/28/19	775,000	GBP	1,454,215

Goodyear Tire & Rubber Co., 8.25% Sr. Unsec. Nts., 8/15/20	3,385,000		3,799,662

Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23[1]	1,710,000		1,611,675

Servus Luxembourg Holding SCA, 7.75% Sr. Sec. Nts., 6/15/18[1]	2,025,000	EUR	2,944,583

Visteon Corp., 6.75% Sr. Unsec. Nts., 4/15/19	3,163,000		3,376,502

			15,559,800

Automobiles—0.3%

Daimler Finance North America LLC, 2.375% Sr. Unsec. Nts., 8/1/18[1]	1,375,000		1,372,755

Ford Motor Co., 7.45% Sr. Unsec. Nts., 7/16/31	1,025,000		1,255,491

Jaguar Land Rover Automotive plc:
5.625% Sr. Unsec. Nts., 2/1/23[1]	1,295,000		1,301,475
7.75% Sr. Unsec. Nts., 5/15/18[1]	500,000		540,625
8.25% Sr. Unsec. Nts., 3/15/20[1]	245,000	GBP	462,254

			4,932,600

Diversified Consumer Services—0.2%

Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	2,865,000		3,051,225

ServiceMaster Co., 8% Sr. Unsec. Nts., 2/15/20	1,565,000		1,604,125

			4,655,350

Hotels, Restaurants & Leisure—1.1%

ARAMARK Corp., 5.75% Sr. Unsec. Nts., 3/15/20[1]	2,890,000		3,034,500

Boyd Gaming Corp., 9.125% Sr. Unsec. Nts., 12/1/18	2,295,000		2,507,287

Burger King Corp., 9.875% Sr. Unsec. Nts., 10/15/18	1,105,000		1,232,075

Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21[1]	1,130,000		1,152,600

HOA Restaurant Group LLC/HOA Finance Corp., 11.25% Sec. Nts., 4/1/17[1]	1,861,000		1,972,660

Isle of Capri Casinos, Inc., 7.75% Sr. Unsec. Nts., 3/15/19	2,290,000		2,490,375

Landry’s, Inc., 9.375% Sr. Nts., 5/1/20[1]	2,290,000		2,507,550

MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[1]	1,625,000		1,588,438

MGM Resorts International:
6.625% Sr. Unsec. Nts., 12/15/21	1,595,000		1,688,706
6.75% Sr. Unsec. Nts., 10/1/20	1,515,000		1,624,838

MTR Gaming Group, Inc., 11.50% Sec. Nts., 8/1/19	1,170,825		1,306,933

PNK Finance Corp., 6.375% Sr. Unsec. Nts., 8/1/21[1]	1,670,000		1,715,925

Premier Cruises Ltd., 11% Sr. Nts., 3/15/08[3,8]	250,000		—

Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 6.375% Sr. Sec. Nts., 6/1/21[1]	1,250,000		1,212,500

Viking Cruises Ltd., 8.50% Unsec. Nts., 10/15/22[1]	930,000		1,055,550

			25,089,937

Household Durables—0.2%

Arcelik AS, 5% Sr. Unsec. Nts., 4/3/23[1]	635,000		551,180

14      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value

Household Durables Continued
Beazer Homes USA, Inc., 9.125% Sr. Unsec. Nts., 5/15/19	$2,815 000		$3,026,125

K Hovnanian Enterprises, Inc., 9.125% Sec. Nts., 11/15/20[1]	1,790,000		1,973,475

Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25% Sr. Unsec. Nts., 4/15/21[1]	1,050,000		1,023,750

			6,574,530

Internet & Catalog Retail—0.1%

Sabre, Inc., 8.50% Sr. Sec. Nts., 5/15/19[1]	2,135,000		2,377,856

Media—1.6%

Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27	3,132,000		3,390,390

CCO Holdings LLC/CCO Holdings Capital Corp., 5.75% Sr. Unsec. Nts., 9/1/23[1]	1,620,000		1,543,050

Cumulus Media Holdings, Inc., 7.75% Sr. Unsec. Nts., 5/1/19	1,715,000		1,817,900

DISH DBS Corp.:
6.75% Sr. Unsec. Nts., 6/1/21	835,000		889,275
7.875% Sr. Unsec. Nts., 9/1/19	2,135,000		2,449,912

DreamWorks Animation SKG, Inc., 6.875% Sr. Unsec. Nts., 8/15/20[1]	1,260,000		1,338,750

Entercom Radio LLC, 10.50% Sr. Unsec. Nts., 12/1/19	1,125,000		1,279,687

Gannett Co., Inc., 5.125% Sr. Unsec. Nts., 7/15/20[1]	1,070,000		1,088,725

Gray Television, Inc., 7.50% Sr. Unsec. Nts., 10/1/20	2,890,000		3,085,075

LIN Television Corp., 6.375% Sr. Unsec. Nts., 1/15/21	1,450,000		1,515,250

Myriad International Holdings BV, 6% Sr. Unsec. Nts., 7/18/20[1]	730,000		784,750

Nexstar Broadcasting, Inc., 6.875% Sr. Unsec. Nts., 11/15/20	1,520,000		1,634,000

Sinclair Television Group, Inc.:
5.375% Sr. Unsec. Nts., 4/1/21	1,235,000		1,222,650
6.125% Sr. Unsec. Nts., 10/1/22	2,410,000		2,446,150

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 7.50% Sr. Sec. Nts., 3/15/19[1]	830,000		906,775

Univision Communications, Inc., 8.50% Sr. Unsec. Nts., 5/15/21[1]	1,365,000		1,508,325

UPC Holding BV, 6.75% Sr. Unsec. Nts., 3/15/23[1]	1,400,000	EUR	1,979,176

UPCB Finance V Ltd., 7.25% Sr. Sec. Nts., 11/15/21[1]	2,215,000		2,414,350

UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[1]	2,765,000		2,951,637

Virgin Media Finance plc, 7% Sr. Unsec. Nts., 4/15/23[1]	755,000	GBP	1,306,503

Virgin Media Secured Finance plc, 6% Sr. Sec. Nts., 4/15/21[1]	410,000	GBP	700,666

			36,252,996

Multiline Retail—0.2%

Burlington Coat Factory Warehouse Corp., 10% Sr. Unsec. Nts., 2/15/19	415,000		469,469

Burlington Holdings LLC/Burlington Holding Finance, Inc., 9% Sr. Unsec. Nts., 2/15/18[1,12]	1,265,000		1,302,950

Neiman Marcus Group Ltd., Inc.:
8.00% Sr. Unsec. Nts., 10/15/21[1]	665,000		698,250
8.75% Sr. Unsec. Nts., 10/15/21[1,12]	2,360,000		2,483,900

			4,954,569

Specialty Retail—0.7%

BC Mountain LLC/BC Mountain Finance, Inc., 7% Sr. Unsec. Nts., 2/1/21[1]	3,240,000		3,288,600

Claire’s Stores, Inc.:
7.75% Sr. Unsec. Nts., 6/1/20[1]	1,780,000		1,664,300
8.875% Sr. Unsec. Nts., 3/15/19	1,555,000		1,609,425

	Principal Amount		Value

Specialty Retail Continued

Hot Topic, Inc., 9.25% Sr. Sec. Nts., 6/15/21[1]	2,785,000		2,931,213

Michaels FinCo Holdings LLC/Michaels FinCo, Inc., 7.50% Sr. Unsec. Nts., 8/1/18[1,12]	$2,530,000		$2,643,850

Party City Holdings, Inc., 8.875% Sr. Unsec. Nts., 8/1/20	1,630,000		1,833,750

Stackpole International Intermediate/Stackpole International Powder/Stackpl, 7.75% Sr. Sec. Nts., 10/15/21[1]	1,230,000		1,285,350

			15,256,488

Textiles, Apparel & Luxury Goods—0.1%

Levi Strauss & Co., 7.75% Sr. Unsec. Nts., 5/15/18	145,000	EUR	212,442

Quiksilver, Inc./QS Wholesale, Inc.:
7.875% Sr. Sec. Nts., 8/1/18[1]	1,060,000		1,155,400
10.00% Sr. Unsec. Nts., 8/1/20	1,060,000		1,203,100

SIWF Merger Sub, Inc., 6.25% Sr. Sec. Nts., 6/1/21[1]	1,250,000		1,264,063

			3,835,005

Consumer Staples—0.7%

Beverages—0.0%

Coca-Cola Icecek AS, 4.75% Sr. Unsec. Nts., 10/1/18[1]	870,000		887,113

Pernod Ricard SA:
4.45% Sr. Unsec. Nts., 1/15/22[1]	695,000		703,241
5.75% Sr. Unsec. Nts., 4/7/21[1]	585,000		644,998

			2,235,352

Food & Staples Retailing—0.2%

BI-LO LLC/BI-LO Finance Corp., 8.625% Sr. Unsec. Nts., 9/15/18[1,12]	1,225,000		1,286,250

US Foods, Inc., 8.50% Sr. Unsec. Nts., 6/30/19	1,690,000		1,852,663

			3,138,913

Food Products—0.5%

American Seafoods Group LLC/American Seafoods Finance, Inc., 10.75% Sr. Sub. Nts., 5/15/16[1]	2,770,000		2,880,800

ASG Consolidated LLC/ASG Finance, Inc., 15% Sr. Nts., 5/15/17[1,12]	2,794,730		2,438,402

BRF SA, 5.875% Sr. Unsec. Nts., 6/6/22[1]	280,000		280,140

Bumble Bee Holdings, Inc., 9% Sr. Sec. Nts., 12/15/17[1]	2,809,000		3,089,900

Chiquita Brands International, Inc./Chiquita Brands LLC, 7.875% Sr. Sec. Nts., 2/1/21[1]	1,460,000		1,584,100

MHP SA, 8.25% Sr. Unsec. Nts., 4/2/20[1]	1,830,000		1,633,641

Wells Enterprises, Inc., 6.75% Sr. Sec. Nts., 2/1/20[1]	1,140,000		1,159,950

			13,066,933

Tobacco—0.0%

Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21	1,145,000		1,216,563

Energy—6.3%

Energy Equipment & Services—1.2%

Drill Rigs Holdings, Inc., 6.50% Sr. Sec. Nts., 10/1/17[1]	2,560,000		2,777,600

Eletson Holdings, 9.625% Sr. Sec. Nts., 1/15/22[1]	1,245,000		1,282,350

Exterran Partners LP/EXLP Finance Corp., 6% Sr. Unsec. Nts., 4/1/21[1]	1,525,000		1,521,188

Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19	745,000		733,825

Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20	2,160,000		2,241,000

North Atlantic Drilling Ltd., 6.08% Sr. Unsec. Nts., 10/30/18[1,2]	7,110,000	NOK	1,174,587

15 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS     Continued

	Principal Amount	Value

Energy Equipment & Services Continued

Odebrecht Offshore Drilling Finance Ltd., 6.75% Sr. Sec. Nts., 10/1/22[1]	$ 1,821,510	$1,868,869

Offshore Group Investment Ltd.:
7.125% Sr. Sec. Nts., 4/1/23	1,495,000	1,532,375
7.50% Sr. Sec. Nts., 11/1/19	2,120,000	2,316,100

Pacific Drilling SA, 5.375% Sr. Sec. Nts., 6/1/20[1]	1,265,000	1,277,650

Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	2,590,000	2,777,775

QGOG Constellation SA, 6.25% Sr. Unsec. Nts., 11/9/19[1]	1,380,000	1,321,350

Seadrill Ltd., 5.625% Sr. Unsec. Nts., 9/15/17[1]	1,455,000	1,513,200

Sinopec Group Overseas Development 2013 Ltd., 4.375% Sr. Unsec. Nts., 10/17/23[1]	1,305,000	1,285,862

		23,623,731

Oil, Gas & Consumable Fuels—5.1%

Access Midstream Partners LP/ACMP Finance Corp., 6.125% Sr. Unsec. Nts., 7/15/22	1,640,000	1,763,000

Afren plc, 6.625% Sr. Sec. Nts., 12/9/20[1]	775,000	778,875

Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[1]	2,295,000	2,424,094

Alpha Natural Resources, Inc., 6% Sr. Unsec. Nts., 6/1/19	1,055,000	915,212

Antero Resources Finance Corp., 6% Sr. Unsec. Nts., 12/1/20	1,410,000	1,487,550

Arch Coal, Inc.: 7.25% Sr. Unsec. Nts., 6/15/21	1,065,000	820,050
8.00% Sec. Nts., 1/15/19[1]	455,000	455,000

Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.:
5.875% Sr. Unsec. Nts., 8/1/23[1]	1,280,000	1,225,600
6.625% Sr. Unsec. Nts., 10/1/20	1,435,000	1,506,750

Bill Barrett Corp., 7.625% Sr. Unsec. Nts., 10/1/19	2,355,000	2,543,400

BreitBurn Energy Partners LP/BreitBurn Finance Corp., 8.625% Sr. Unsec. Nts., 10/15/20	3,175,000	3,429,000

Chaparral Energy, Inc., 9.875% Sr. Unsec. Nts., 10/1/20	650,000	737,750

Chesapeake Energy Corp., 5.75% Sr. Unsec. Nts., 3/15/23	1,425,000	1,474,875

Cimarex Energy Co., 5.875% Sr. Unsec. Unsub. Nts., 5/1/22	1,700,000	1,810,500

Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50% Sr. Unsec. Nts., 12/15/19	485,000	528,650

CNOOC Curtis Funding No 1 Pty Ltd., 4.50% Sr. Unsec. Nts., 10/3/23[1]	1,280,000	1,270,816

Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.00% Sr. Unsec. Nts., 12/15/20	495,000	512,325
6.125% Sr. Unsec. Nts., 3/1/22[1]	1,510,000	1,555,300

Denbury Resources, Inc., 4.625% Sr. Sub. Nts., 7/15/23	1,040,000	943,800

Ecopetrol SA, 7.625% Sr. Unsec. Nts., 7/23/19	315,000	374,850

Empresa Nacional del Petroleo: 4.75% Sr. Unsec. Nts., 12/6/21[1]	1,215,000	1,212,619
5.25% Sr. Unsec. Nts., 8/10/20[1]	690,000	713,708

EP Energy LLC/Everest Acquisition Finance, Inc., 7.75% Sr. Unsec. Nts., 9/1/22	2,450,000	2,756,250

Gazprom Neft OAO Via GPN Capital SA, 6% Sr. Unsec. Nts., 11/27/23[1]	2,690,000	2,743,800

Gazprom OAO Via Gaz Capital SA:
4.95% Sr. Unsec. Nts., 7/19/22[1]	4,930,000	4,794,425
5.999% Sr. Unsec. Nts., 1/23/21[1]	580,000	614,800
8.146% Sr. Unsec. Nts., 4/11/18[1]	1,950,000	2,305,875
9.25% Sr. Unsec. Nts., 4/23/19[1]	3,680,000	4,544,800

	Principal Amount		Value

Oil, Gas & Consumable Fuels Continued

Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Nts., 2/15/21	$ 1,480,000		$1,504,050

Halcon Resources Corp.:
8.875% Sr. Unsec. Nts., 5/15/21	2,310,000		2,344,650
9.75% Sr. Unsec. Nts., 7/15/20[1]	605,000		632,981

Hiland Partners LP/Hiland Partners Finance Corp., 7.25% Sr. Unsec. Nts., 10/1/20[1]	1,430,000		1,540,825

KazMunayGas National Co. JSC: 7.00% Sr. Unsec. Nts., 5/5/20[1]	345,000		388,987
9.125% Sr. Unsec. Nts., 7/2/18[1]	905,000		1,100,706

Kodiak Oil & Gas Corp., 5.50% Sr. Unsec. Nts., 1/15/21	1,275,000		1,278,188

LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[3]	630,000		654,413

Lightstream Resources Ltd., 8.625% Sr. Unsec. Nts., 2/1/20[1]	905,000		918,575

Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	4,250,000		4,611,250

Lukoil International Finance BV, 7.25% Sr. Unsec. Nts., 11/5/19[1]	590,000		684,400

MEG Energy Corp.:
6.50% Sr. Unsec. Nts., 3/15/21[1]	6,150,000		6,503,625
7.00% Sr. Unsec. Nts., 3/31/24[1]	890,000		903,350

Memorial Production Partners LP/Memorial Production Finance Corp.:
7.625% Sr. Unsec. Nts., 5/1/21	740,000		764,050
7.625% Sr. Unsec. Nts., 5/1/21[1]	685,000		707,263

Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 9.25% Sr. Unsec. Nts., 6/1/21	685,000		719,250

Murray Energy Corp., 8.625% Sr. Sec. Nts., 6/15/21[1]	635,000		660,400

Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.125% Sr. Sec. Nts., 11/15/21[1]	1,245,000		1,276,125

Novatek OAO via Novatek Finance Ltd.:
4.422% Sr. Unsec. Nts., 12/13/22[1]	3,350,000		3,090,375
7.75% Sr. Unsec. Nts., 2/21/17[1]	20,260,000	RUB	618,746

Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23	1,110,000		1,187,700

Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%
Sr. Sec. Nts., 6/30/21[1]	229,500		236,385

Origin Energy Finance Ltd., 3.50% Sr. Unsec. Nts., 10/9/18[1]	1,505,000		1,513,318

Pacific Rubiales Energy Corp.: 5.125% Sr. Unsec. Nts., 3/28/23[1]	1,295,000		1,194,638
5.375% Sr. Unsec. Nts., 1/26/19[1]	1,285,000		1,297,850

Pemex Project Funding Master Trust, 6.625% Sr. Unsec. Nts., 6/15/35	1,270,000		1,343,025

Pertamina Persero PT, 4.875% Sr. Unsec. Nts., 5/3/22[1]	1,295,000		1,191,400

Petroleos de Venezuela SA: 5.125% Sr. Unsec. Nts., 10/28/16	1,010,000		777,700
8.50% Sr. Unsec. Nts., 11/2/17[1]	5,830,000		4,868,050

Petroleos Mexicanos:
1.95% Sr. Unsec. Nts., 12/20/22	166,500		163,753
2.00% Sec. Nts., 12/20/22	823,500		811,743
3.50% Sr. Unsec. Nts., 1/30/23	2,940,000		2,701,125
4.875% Sr. Unsec. Nts., 1/18/24	3,940,000		3,949,850
5.50% Sr. Unsec. Nts., 6/27/44	185,000		169,737
6.00% Sr. Unsec. Nts., 3/5/20	3,635,000		4,056,660
6.50% Sr. Unsec. Nts., 6/2/41	1,475,000		1,548,750
8.00% Sr. Unsec. Nts., 5/3/19	965,000		1,172,475

Petroleum Co. of Trinidad & Tobago Ltd.:
6.00% Sr. Unsec. Nts., 5/8/22[1]	368,333		392,275
9.75% Sr. Unsec. Nts., 8/14/19[1]	515,000		648,900

Petronas Capital Ltd., 7.875% Sr. Unsec. Nts., 5/22/22[1]	1,255,000		1,586,769

16 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Oil, Gas & Consumable Fuels Continued

Range Resources Corp., 5% Sr. Sub. Nts., 8/15/22	$995,000		$982,562

Reliance Industries Ltd., 5.875% Sr. Unsec. Perpetual Bonds[1,13]	680,000		581,400

Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp., 6.50% Sec. Nts., 4/15/21[1]	1,555,000		1,508,350

Rosetta Resources, Inc., 5.625% Sr. Unsec. Nts., 5/1/21	1,525,000		1,528,813

Sabine Pass Liquefaction LLC, 5.625% Sr. Sec. Nts., 2/1/21[1]	1,230,000		1,208,475

Samson Investment Co., 10.50% Sr. Unsec. Nts., 2/15/20[1]	2,740,000		3,000,300

Sanchez Energy Corp., 7.75% Sr. Unsec. Nts., 6/15/21[1]	1,440,000		1,479,600

SandRidge Energy, Inc.:
7.50% Sr. Unsec. Nts., 3/15/21	1,160,000		1,220,900
7.50% Sr. Unsec. Nts., 2/15/23	1,185,000		1,208,700

Schahin II Finance Co. SPV Ltd., 5.875% Sr. Sec. Nts., 9/25/22[1]	1,609,440		1,541,039

Sibur Securities Ltd., 3.914% Sr. Unsec. Nts., 1/31/18[1]	1,470,000		1,442,438

SM Energy Co., 6.50% Sr. Unsec. Nts., 1/1/23	1,170,000		1,232,887

Tengizchevroil Finance Co. Sarl, 6.124% Sr. Sec. Nts., 11/15/14[1]	281,959		288,179

Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875% Sr. Unsec. Nts., 10/1/20	1,475,000		1,515,563

Tullow Oil plc, 6% Sr. Unsec. Nts., 11/1/20[1]	1,151,000		1,174,020

Ultra Petroleum Corp., 5.75% Sr. Unsec. Nts., 12/15/18[1]	1,130,000		1,163,900

			129,035,112

Financials—8.3%

Capital Markets—1.2%

American Capital Ltd., 6.50% Sr. Unsec. Nts., 9/15/18[1]	1,315,000		1,377,463

Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.75% Sr. Unsec. Nts., 2/15/18[1]	1,880,000		1,997,500

Deutsche Bank AG, 4.296% Jr. Sub. Nts., 5/24/28[2]	670,000		606,779

Deutsche Bank Capital Trust V, 4.901% Jr. Sub. Perpetual Bonds[1,2,13]	610,000		557,387

Goldman Sachs Group, Inc. (The), 0.789% Sr. Unsec. Nts., 2/8/37[2]	1,059,000		855,104

KION Finance SA, 6.75% Sr. Sec. Nts., 2/15/20[1]	795,000	EUR	1,197,855

Nationstar Mortgage LLC/Nationstar Capital Corp.:
6.50% Sr. Unsec. Nts., 8/1/18	430,000		439,675
7.875% Sr. Unsec. Nts., 10/1/20	1,655,000		1,725,338
10.875% Sr. Unsec. Nts., 4/1/15	1,295,000		1,327,375

Nuveen Investments, Inc., 9.50% Sr. Unsec. Nts., 10/15/20[1]	1,215,000		1,224,112

Prospect Medical Holdings, Inc., 8.375% Sr. Sec. Nts., 5/1/19[1]	1,100,000		1,185,250

Red de Carreteras de Occidente SAPIB de CV, 9% Sr. Sec. Nts., 6/10/28[1]	23,700,000	MXN	1,642,796

Springleaf Finance Corp., 6.90% Sr. Unsec. Nts., 12/15/17	1,995,000		2,190,510

Tomkins LLC/Tomkins, Inc., 9% Sec. Nts., 10/1/18	1,473,000		1,620,300

UBS AG (Jersey Branch):
4.28% Jr. Sub. Perpetual Bonds[2,13]	195,000	EUR	270,944
7.152% Jr. Sub. Perpetual Bonds[2,13]	125,000	EUR	190,882
7.25% Sub. Nts., 2/22/22[2]	2,905,000		3,191,706

US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV, 7.375% Sr. Unsec. Nts., 5/1/21[1]	1,675,000		1,794,344

Verso Paper Holdings LLC/Verso Paper, Inc., 11.75% Sr. Sec. Nts., 1/15/19	2,350,000		2,502,750

	Principal Amount		Value

Capital Markets Continued

Walter Investment Management Corp., 7.875% Sr. Unsec. Nts., 12/15/21[1]	$3,400,000		$3,459,500

			29,357,570

Commercial Banks—4.0%

Akbank TAS, 7.50% Sr. Unsec. Nts., 2/5/18[1]	4,310,000	TRY	1,726,722

Alfa Bank OJSC Via Alfa Bond Issuance plc, 7.875% Sr. Unsec. Nts., 9/25/17[1]	1,720,000		1,917,800

Banco ABC Brasil SA, 8.50% Sr. Unsec. Nts., 3/28/16[1]	1,080,000	BRL	418,862

Banco Bilbao Vizcaya Argentaria SA, 9% Jr. Perpetual Bonds[2,13]	50,000		53,843

Banco BMG SA:
8.875% Sub. Nts., 8/5/20[1]	365,000		354,050
9.15% Sr. Unsec. Nts., 1/15/16[1]	978,000		1,000,005
9.95% Sub. Nts., 11/5/19[1]	1,395,000		1,405,462

Banco de Costa Rica, 5.25% Sr. Unsec. Nts., 8/12/18[1]	1,340,000		1,336,650

Banco del Estado de Chile:
3.875% Sr. Unsec. Nts., 2/8/22[1]	890,000		871,978
4.125% Sr. Unsec. Nts., 10/7/20[1]	1,305,000		1,330,603

Banco do Brasil SA (Cayman), 9.25% Jr. Sub. Perpetual Bonds[1,2,13]	2,105,000		2,178,675

Banco do Estado do Rio Grande do Sul SA, 7.375% Sub. Nts., 2/2/22[1]	4,210,000		4,178,425

Banco Santander Brasil SA (Cayman Islands), 8% Sr. Unsec. Unsub. Nts., 3/18/16[1]	1,850,000	BRL	733,178

Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.95% Jr. Sub. Nts., 1/30/24[1,2]	1,320,000		1,339,800

Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22	1,850,000		1,748,250

Barclays Bank plc:
4.75% Jr. Sub. Perpetual Bonds[2,13]	400,000	EUR	471,023
6.00% Jr. Sub. Perpetual Bonds[2,13]	1,940,000	GBP	3,027,822
14.00% Jr. Sub. Perpetual Bonds[2,13]	250,000	GBP	552,748

Barclays plc, 8.25% Jr. Sub. Perpetual Bonds[2,13]	400,000		413,750

BBVA Banco Continental SA, 5% Sr. Unsec. Nts., 8/26/22[1]	1,125,000		1,127,812

BNP Paribas SA:
5.945% Jr. Sub. Perpetual Bonds[2,13]	1,890,000	GBP	3,231,475
7.195% Jr. Sub. Perpetual Bonds[1,2,13]	400,000		415,000

BPCE SA:
5.25% Jr. Sub. Perpetual Bonds[2,13]	955,000	EUR	1,330,215
5.70% Sub. Nts., 10/22/23[1]	965,000		996,150
9.00% Jr. Sub. Perpetual Bonds[2,13]	2,090,000	EUR	3,058,413

CIT Group, Inc.:
4.25% Sr. Unsec. Nts., 8/15/17	405,000		423,225
5.00% Sr. Unsec. Nts., 8/15/22	1,740,000		1,703,744

Commerzbank AG, 8.125% Sub. Nts., 9/19/23[1]	2,785,000		3,084,388

Corp. Financiera de Desarrollo SA, 4.75% Sr. Unsec. Nts., 2/8/22[1]	1,275,000		1,265,437

CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[1]	1,725,000		1,671,989

Credit Agricole SA:
6.637% Jr. Sub. Perpetual Bonds[1,2,13]	3,480,000		3,497,257
8.375% Jr. Sub. Perpetual Bonds[1,2,13]	2,850,000		3,249,000

Danske Bank, 5.684% Jr. Sub. Perpetual Bonds[2,13]	1,790,000	GBP	3,023,433

EUROFIMA, 6.25% Sr. Unsec. Nts., 12/28/18	935,000	AUD	909,219

European Investment Bank:
6.00% Sr. Unsec. Nts., 8/6/20	465,000	AUD	445,578
6.50% Sr. Unsec. Nts., 8/7/19	565,000	AUD	556,869

Export-Import Bank of India, 4% Sr. Unsec. Nts., 1/14/23	460,000		401,957

17 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value

Commercial Banks Continued

Grupo Aval Ltd.:
4.75% Sr. Unsec. Nts., 9/26/22[1]	$1,525,000		$1,410,625
5.25% Sr. Unsec. Nts., 2/1/17[1]	430,000		455,370

HBOS Capital Funding LP, 6.461% Jr. Sub. Perpetual Bonds[2,13]	$295,000	GBP	501,939

Hungarian Development Bank, 6.25% Sr. Unsec. Nts., 10/21/20[1]	975,000		1,007,906

ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,2]	945,000		914,287

ICICI Bank Ltd. (Dubai), 4.80% Sr. Unsec. Nts., 5/22/19[1]	1,340,000		1,351,643

Intesa Sanpaolo SpA, 3.875% Sr. Unsec. Nts., 1/15/19	530,000		527,255

LBG Capital No.1 plc:
6.439% Sub. Nts., 5/23/20	1,945,000	EUR	2,836,168
7.869% Sub. Nts., 8/25/20	265,000	GBP	468,886
11.04% Sub. Nts., 3/19/20	2,316,000	GBP	4,418,538

Rabobank Capital Funding Trust IV, 5.556% Jr. Sub. Perpetual Bonds[1,2,13]	375,000	GBP	639,678

RBS Capital Trust III, 5.512% Jr. Sub. Perpetual Bonds[2,13]	3,120,000		3,057,600

Royal Bank of Scotland Group plc, 6% Sub. Nts., 12/19/23	2,770,000		2,793,185

Royal Bank of Scotland NV:
3.372% Sub. Nts., 5/17/18[2]	275,000	AUD	221,498
3.372% Sub. Nts., 5/17/18[2]	340,000	AUD	273,853

Royal Bank of Scotland plc (The):
2.375% Sub. Nts., 11/2/15	85,000	CHF	96,371
13.125% Sub. Nts., 3/19/22[2]	965,000	AUD	1,016,320

Santander UK plc, 5% Sub. Nts., 11/7/23[1]	1,490,000		1,496,058

Sberbank of Russia Via SB Capital SA:
5.125% Sub. Nts., 10/29/22[1]	1,365,000		1,310,400
5.40% Sr. Unsec. Nts., 3/24/17	790,000		848,420
6.125% Sr. Unsec. Nts., 2/7/22[1]	2,100,000		2,220,750

Scottish Widows plc, 5.125% Jr. Sub. Perpetual Bonds[2,13]	500,000	GBP	832,214

Skandinaviska Enskilda Banken AB, 2.375% Sr. Unsec. Nts., 11/20/18[1]	1,410,000		1,404,205

Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[1,2,13]	2,865,000		3,007,230

Stadshypotek AB, 6% Sec. Nts., 6/21/17	5,385,000	SEK	951,765

Standard Chartered plc, 5.20% Sub. Nts., 1/26/24[1]	260,000		259,569

Toronto-Dominion Bank (The), 2.625% Sr. Unsec. Nts., 9/10/18	1,395,000		1,423,572

Turkiye Is Bankasi AS:
5.50% Sr. Unsec. Nts., 4/21/19[1]	875,000		869,925
6.00% Sub. Nts., 10/24/22[1]	1,525,000		1,375,550
7.244% Unsec. Nts., 1/29/14[9]	11,800,000	TRY	5,455,015

Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[1]	595,000		526,516

Turkiye Vakiflar Bankasi Tao:
3.75% Sr. Unsec. Nts., 4/15/18[1]	2,025,000		1,906,538
5.00% Sr. Unsec. Nts., 10/31/18[1]	620,000		606,360

VTB Bank OJSC Via VTB Capital SA, 6% Sr. Unsec. Nts., 4/12/17[1]	900,000		958,500

Yapi ve Kredi Bankasi AS:
5.50% Unsec. Sub. Nts., 12/6/22[1]	2,005,000		1,699,037
6.75% Sr. Unsec. Nts., 2/8/17[1]	1,245,000		1,311,047

			105,904,600

Consumer Finance—0.6%

Ahern Rentals, Inc., 9.50% Sec. Nts., 6/15/18[1]	1,460,000		1,587,750

Ally Financial, Inc., 7.50% Sr. Unsec. Nts., 9/15/20	1,405,000		1,642,094

Astana Finance JSC, 9.16% Sr. Unsec. Nts., 12/31/49[8]	7,200,000		441,000

Cash America International, Inc., 5.75% Sr. Unsec. Nts., 5/15/18[1]	2,920,000		2,788,600

	Principal Amount		Value

Consumer Finance Continued

Milestone Aviation Group Ltd. (The), 8.625% Sr. Unsec. Nts., 12/15/17[1]	$1,380,000		$1,480,050

SLM Corp., 7.25% Sr. Unsec. Nts., 1/25/22	1,130,000		1,200,625

Speedy Cash Intermediate Holdings Corp., 10.75% Sec. Nts., 5/15/18[1]	1,930,000		2,040,975

TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[1]	1,910,000		2,043,700

			13,224,794

Diversified Financial Services—1.3%

ABN AMRO Bank NV, 4.31% Jr. Sub. Perpetual Bonds[2,13]	3,690,000	EUR	5,074,003

AG Spring Finance II Ltd., 9.50% Sr. Sec. Nts., 6/1/19[1]	455,000	EUR	650,355

AG Spring Finance Ltd., 7.50% Sr. Sec. Nts., 6/1/18[1]	345,000	EUR	495,974

Autopistas del Nordeste Cayman Ltd., 9.39% Unsec. Nts., 4/15/24[1]	2,422,437		2,465,389

AyT Cedulas Cajas X Fondo de Titulizacion, 3.75% Sec. Nts., 6/30/25	140,000	EUR	169,856

Baggot Securities Ltd., 10.24% Sec. Perpetual Bonds[1,13]	355,000	EUR	514,868

Banco BTG Pactual SA (Cayman Islands):
4.00% Sr. Unsec. Nts., 1/16/20[1]	2,380,000		2,085,475
5.75% Sub. Nts., 9/28/22[1]	1,205,000		1,048,350

Banco Invex SA, 6.45% Mtg.-Backed Certificates, Series 062U, 6.45%, 3/13/348, [11]	4,830,531	MXN	64,680

Brazil Loan Trust 1, 5.477% Sec. Nts., 7/24/23[1]	1,395,000		1,398,488

Capsugel SA, 7% Sr. Unsec. Nts., 5/15/19[1,12]	1,500,000		1,530,938

Cedulas TDA 6 Fondo de Titulizacion de Activos, 3.875% Sec. Nts., 5/23/25	140,000	EUR	172,279

Chinos Intermediate Holdings A, Inc., 7.75% Sr. Unsec. Nts., 5/1/19[1,12]	2,140,000		2,193,500

CNG Holdings, Inc., 9.375% Sr. Sec. Nts., 5/15/20[1]	200,000		185,000

Export Credit Bank of Turkey, 5.875% Sr. Unsec. Nts., 4/24/19[1]	3,240,000		3,289,410

FTE Verwaltungs GmbH, 9% Sr. Sec. Nts., 7/15/20[1]	715,000	EUR	1,082,603

ING Verzekeringen NV, 6.375% Sub. Nts., 5/7/27[2]	2,055,000	EUR	3,036,196

Jefferies Finance LLC/JFIN Co.-Issuer Corp., 7.375% Sr. Unsec. Nts., 4/1/20[1]	1,715,000		1,792,175

Jefferies LoanCore LLC/JLC Finance Corp., 6.875% Sr. Unsec. Nts., 6/1/20[1]	1,685,000		1,676,575

JPMorgan Hipotecaria su Casita:
6.10% Sec. Nts., 9/25/35[11]	1,226,554	MXN	133,893
6.47% Sec. Nts., 8/26/35[3,11]	5,808,600	MXN	42,264

Magyar Export-Import Bank RT, 5.50% Sr. Unsec. Nts., 2/12/18[1]	1,330,000		1,377,388

National Savings Bank, 8.875% Sr. Unsec. Nts., 9/18/18[1]	735,000		785,531

Opal Acquisition, Inc., 8.875% Sr. Unsec. Nts., 12/15/21[1]	610,000		609,238

SPCM SA, 5.50% Sr. Sec. Nts., 6/15/20[1]	295,000	EUR	442,356

Spencer Spirit Holdings, Inc., 9% Sr. Unsec. Nts., 5/1/18[1,12]	1,685,000		1,722,913

			34,039,697

Insurance—0.4%

Assicurazioni Generali SpA, 7.75% Sr. Sub. Nts., 12/12/42[2]	55,000	EUR	87,202

Aviva plc:
5.902% Jr. Sub. Perpetual Bonds[2,13]	1,880,000	GBP	3,152,101
6.125% Jr. Sub. Perpetual Bonds[2,13]	1,545,000	GBP	2,636,475

AXA SA, 6.379% Jr. Sub. Perpetual Bonds[1,2,13]	530,000		520,725

Hockey Merger Sub 2, Inc., 7.875% Sr. Unsec. Nts., 10/1/21[1]	1,505,000		1,553,913

18 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value

Insurance Continued

Patriot Merger Corp., 9% Sr. Unsec. Nts., 7/15/21[1]	$850,000		$896,750

Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[1,2,13]	2,768,000		2,939,616

Swiss Reinsurance Co. via ELM BV:
3.775% Jr. Sub. Perpetual Bonds[2,13]	225,000	AUD	188,516
7.635% Jr. Sub. Perpetual Bonds[2,13]	55,000	AUD	50,855

			12,026,153

Real Estate Investment Trusts (REITs)—0.4%

DuPont Fabros Technology LP, 5.875% Sr. Unsec. Nts., 9/15/21	1,535,000		1,592,563

Felcor Lodging LP, 6.75% Sr. Sec. Nts., 6/1/19	1,175,000		1,257,250

Geo Group, Inc. (The), 5.125% Sr. Unsec. Nts., 4/1/23	1,615,000		1,501,950

iStar Financial, Inc., 4.875% Sr. Unsec. Nts., 7/1/18	1,160,000		1,161,450

Omega Healthcare Investors, Inc., 6.75% Sr. Unsec. Nts., 10/15/22	1,130,000		1,233,112

			6,746,325

Real Estate Management & Development—0.4%

Country Garden Holdings Co. Ltd., 7.50% Sr. Unsec. Unsub. Nts., 1/10/23[1]	2,255,000		2,170,437

Fondo MIVIVIENDA SA, 3.50% Sr. Unsec. Nts., 1/31/23[1]	1,980,000		1,777,050

Realogy Group LLC:
7.625% Sr. Sec. Nts., 1/15/20[1]	1,330,000		1,499,575
9.00% Sr. Sec. Nts., 1/15/20[1]	865,000		1,012,050

Techem GmbH, 6.125% Sr. Sec. Nts., 10/1/19[1]	925,000	EUR	1,392,776

			7,851,888

Health Care—1.5%

Biotechnology—0.1%

Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20	1,570,000		1,664,200

Health Care Equipment & Supplies—0.4%

Accellent, Inc., 10% Sr. Sub. Nts., 11/1/17	210,000		217,875

Alere, Inc., 6.50% Sr. Sub. Nts., 6/15/20	1,045,000		1,073,738

Biomet, Inc.:
6.50% Sr. Unsec. Nts., 8/1/20	2,090,000		2,204,950
6.50% Sr. Unsec. Nts., 10/1/20	630,000		652,050

ConvaTec Healthcare D Sarl, 10.875% Sr. Unsec. Nts., 12/15/18[1]	1,195,000	EUR	1,857,676

DJO Finance LLC/DJO Finance Corp., 8.75% Sec. Nts., 3/15/18	1,125,000		1,240,313

Hologic, Inc., 6.25% Sr. Unsec. Nts., 8/1/20	185,000		196,100

Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	1,840,000		2,125,200

			9,567,902

Health Care Providers & Services—0.8%

Acadia Healthcare Co., Inc., 6.125% Sr. Unsec. Nts., 3/15/21[1]	440,000		453,200

CHS/Community Health Systems, Inc., 7.125% Sr. Unsec. Nts., 7/15/20	970,000		1,007,587

DaVita HealthCare Partners, Inc., 5.75% Sr. Unsec. Nts., 8/15/22	895,000		910,662

FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20	2,560,000		2,752,000

Fresenius Medical Care US Finance II, Inc.:
5.625% Sr. Unsec. Nts., 7/31/19[1]	805,000		873,425
5.875% Sr. Unsec. Nts., 1/31/22[1]	405,000		429,300

Gentiva Health Services, Inc., 11.50% Sr. Unsec. Nts., 9/1/18	1,370,000		1,421,375

HCA, Inc., 7.50% Sr. Unsec. Nts., 2/15/22	2,695,000		2,964,500

Health Management Associates, Inc., 7.375% Sr. Unsec. Nts., 1/15/20	1,320,000		1,483,350

HealthSouth Corp., 7.75% Sr. Unsec. Nts., 9/15/22	761,000		837,100

	Principal Amount	Value

Health Care Providers & Services Continued

IASIS Healthcare LLC/IASIS Capital Corp., 8.375% Sr. Unsec. Nts., 5/15/19	$2,270,000	$2,417,550

Kindred Healthcare, Inc., 8.25% Sr. Unsec. Nts., 6/1/19	1,885,000	2,016,950

LifePoint Hospitals, Inc., 5.50% Sr. Unsec. Nts., 12/1/21[1]	3,070,000	3,089,188

MultiPlan, Inc., 9.875% Sr. Unsec. Nts., 9/1/18[1]	1,390,000	1,535,950

Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	1,055,000	1,036,538

Tenet Healthcare Corp., 6% Sr. Sec. Nts., 10/1/20[1]	1,030,000	1,076,994

		24,305,669

Life Sciences Tools & Services—0.0%

Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50% Sr. Unsec. Nts., 12/1/19[1]	990,000	1,118,700

Pharmaceuticals—0.2%

Forest Laboratories, Inc., 5% Sr. Unsec. Nts., 12/15/21[1]	1,805,000	1,816,281

Salix Pharmaceuticals Ltd., 6% Sr. Unsec. Nts., 1/15/21[1]	3,060,000	3,144,150

Valeant Pharmaceuticals International, 6.375% Sr. Unsec. Nts., 10/15/20[1]	920,000	974,050

		5,934,481

Industrials—4.1%

Aerospace & Defense—0.8%

B/E Aerospace, Inc., 6.875% Sr. Unsec. Nts., 10/1/20	1,080,000	1,190,700

CBC Ammo LLC/CBC FinCo, Inc., 7.25% Sr. Unsec. Nts., 11/15/21[1]	2,435,000	2,410,650

DynCorp International, Inc., 10.375% Sr. Unsec. Nts., 7/1/17	1,985,000	2,039,587

Erickson Air-Crane, Inc., 8.25% Sec. Nts., 5/1/20[1]	3,057,000	3,179,280

GenCorp, Inc., 7.125% Sec. Nts., 3/15/21	3,445,000	3,703,375

Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	1,785,000	1,967,962

Kratos Defense & Security Solutions, Inc., 10% Sr. Sec. Nts., 6/1/17	1,137,000	1,232,224

Schaeffler Finance BV, 8.50% Sr. Sec. Nts., 2/15/19[1]	1,940,000	2,192,200

TransDigm, Inc., 7.75% Sr. Sub. Nts., 12/15/18	1,125,000	1,212,187

Triumph Group, Inc., 8.625% Sr. Unsec. Nts., 7/15/18	650,000	705,250

		19,833,415

Air Freight & Couriers—0.1%

Air Medical Group Holdings, Inc., 9.25% Sr. Sec. Nts., 11/1/18	897,000	973,245

SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[1]	2,560,000	2,732,800

		3,706,045

Airlines—0.2%

Air Canada, 6.75% Sr. Sec. Nts., 10/1/19[1]	1,100,000	1,161,875

Emirates Airline, 4.50% Sr. Unsec. Nts., 2/6/25[1]	2,910,000	2,677,200

US Airways 2011-1 Class A Pass Through Trust, 7.125% Pass-Through Certificates, 7.125%, 10/22/23	1,211,822	1,366,329

		5,205,404

Building Products—0.3%

Nortek, Inc., 8.50% Sr. Unsec. Nts., 4/15/21	2,740,000	3,048,250

19 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value

Building Products Continued

Ply Gem Industries, Inc.:
8.25% Sr. Sec. Nts., 2/15/18	$ 1,163,000		$ 1,244,410
9.375% Sr. Unsec. Nts., 4/15/17	1,755,000		1,904,175

			6,196,835

Commercial Services & Supplies—0.6%

Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	3,020,000		2,733,100

Brand Energy & Infrastructure Services, Inc., 8.50% Sr. Unsec. Nts., 12/1/21[1]	3,070,000		3,127,563

Cenveo Corp., 8.875% Sec. Nts., 2/1/18	2,955,000		2,969,775

First Data Corp., 6.75% Sr. Sec. Nts., 11/1/20[1]	2,340,000		2,445,300

R.R. Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	1,190,000		1,326,850

STHI Holding Corp., 8% Sec. Nts., 3/15/18[3]	995,000		1,069,625

Tervita Corp., 8% Sr. Sec. Nts., 11/15/18[1]	1,220,000		1,265,750

West Corp., 8.625% Sr. Unsec. Nts., 10/1/18	1,115,000		1,218,137

			16,156,100

Construction & Engineering—0.3%

Andrade Gutierrez International SA, 4% Sr. Unsec. Nts., 4/30/18[1]	1,135,000		1,075,413

IIRSA Norte Finance Ltd., 8.75% Sr. Sec. Nts., 5/30/24[3]	3,304,817		3,866,636

OAS Investments GmbH, 8.25% Sr. Nts., 10/19/19[1]	1,790,000		1,754,200

Odebrecht Finance Ltd., 8.25% Sr. Unsec. Nts., 4/25/18[1]	1,130,000	BRL	398,739

			7,094,988

Electrical Equipment—0.2%

General Cable Corp., 6.50% Sr. Unsec. Nts., 10/1/22[1]	1,240,000		1,221,400

Orion Engineered Carbons Bondco GmbH, 10% Nts., 6/15/18[1]	1,219,500	EUR	1,862,209

			3,083,609

Industrial Conglomerates—0.1%

General Electric Capital Australia Funding Pty Ltd., 7% Sr. Unsec. Nts., 10/8/15	625,000	AUD	591,489

Hutchison Whampoa Ltd., 3.75% Perpetual Bonds[2,13]	110,000	EUR	147,922

KOC Holding AS, 3.50% Sr. Unsec. Nts., 4/24/20[1]	1,870,000		1,610,444

			2,349,855

Machinery—0.6%

Actuant Corp., 5.625% Sr. Unsec. Nts., 6/15/22	1,205,000		1,226,087

Cleaver-Brooks, Inc., 8.75% Sr. Sec. Nts., 12/15/19[1]	1,690,000		1,842,100

CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16	670,000		742,862

Manitowoc Co., Inc. (The), 8.50% Sr. Unsec. Nts., 11/1/20	2,425,000		2,764,500

Meritor, Inc., 10.625% Sr. Unsec. Nts., 3/15/18	1,115,000		1,190,262

Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	965,000		1,003,600

Terex Corp., 6% Sr. Unsec. Nts., 5/15/21	2,415,000		2,508,581

Victor Technologies Group, Inc., 9% Sr. Sec. Nts., 12/15/17	1,871,000		2,006,647

Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18	1,580,000		1,666,900

			14,951,539

Marine—0.1%

Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., 7.375% Sr. Nts., 1/15/22[1]	1,330,000		1,339,975

	Principal Amount		Value

Professional Services—0.1%

FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22	$ 2,565,000		$ 2,609,888

Road & Rail—0.3%

Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.50% Sr. Unsec. Nts., 4/1/23	1,680,000		1,635,900

Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20[1]	860,000		942,775

Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18[3]	2,265,000		2,395,237

REFER-Rede Ferroviaria Nacional, 4% Sr. Unsec. Nts., 3/16/15	540,000	EUR	751,277

Transnet SOC Ltd., 4% Sr. Unsec. Nts., 7/26/22[1]	650,000		575,380

Ukraine Railways via Shortline plc, 9.50% Sec. Nts., 5/21/18[1]	310,000		281,325

Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[3]	4,775,000		3,056,000

			9,637,894

Trading Companies & Distributors—0.4%

Aircastle Ltd., 4.625% Sr. Unsec. Nts., 12/15/18	905,000		914,050

Fly Leasing Ltd., 6.75% Sr. Unsec. Nts., 12/15/20	1,695,000		1,724,663

HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20	3,255,000		3,523,538

International Lease Finance Corp., 8.75% Sr. Unsec. Nts., 3/15/17	1,847,000		2,184,077

United Rentals North America, Inc., 7.375% Sr. Unsec. Nts., 5/15/20	1,125,000		1,252,969

			9,599,297

Information Technology—1.4%

Communications Equipment—0.3%

Alcatel-Lucent USA, Inc., 6.75% Sr. Unsec. Nts., 11/15/20[1]	1,535,000		1,598,319

Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[1]	1,305,000		1,285,425

ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20	1,166,000		1,238,875

			4,122,619

Computers & Peripherals—0.1%

Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[1]	1,845,000		1,833,469

Electronic Equipment, Instruments, & Components—0.1%

Anixter, Inc., 5.625% Sr. Unsec. Nts., 5/1/19	980,000		1,035,125

Belden, Inc., 5.50% Sr. Sub. Nts., 9/1/22[1]	1,245,000		1,226,325

			2,261,450

Internet Software & Services—0.2%

Cerved Group SpA, 6.375% Sr. Sec. Nts., 1/15/20[1]	1,110,000	EUR	1,619,718

EarthLink, Inc., 7.375% Sr. Sec. Nts., 6/1/20	3,160,000		3,167,900

Equinix, Inc., 4.875% Sr. Unsec. Nts., 4/1/20	1,220,000		1,220,000

IAC/InterActiveCorp, 4.75% Sr. Unsec. Nts., 12/15/22	1,255,000		1,176,563

			7,184,181

IT Services—0.3%

First Data Corp.:
8.25% Sec. Nts., 1/15/21[1]	2,800,000		2,992,500
10.625% Sr. Unsec. Nts., 6/15/21[1]	730,000		794,788
12.625% Sr. Unsec. Nts., 1/15/21	1,126,000		1,327,272

iPayment, Inc., 10.25% Sr. Unsec. Nts., 5/15/18	4,380,000		3,635,400

			8,749,960

Semiconductors & Semiconductor Equipment—0.2%

Freescale Semiconductor, Inc.:
6.00% Sr. Sec. Nts., 1/15/22[1]	2,485,000		2,522,275
10.75% Sr. Unsec. Nts., 8/1/20	1,708,000		1,947,120

			4,469,395

20 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value

Software—0.2%

Blackboard, Inc., 7.75% Sr. Unsec. Nts., 11/15/19[1]	$ 1,865,000		$ 1,860,338

BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[1]	1,705,000		1,764,675

Infor US, Inc., 9.375% Sr. Unsec. Nts., 4/1/19	485,000		548,050

			4,173,063

Materials—3.7%

Chemicals—0.7%

ADS Waste Holdings, Inc., 8.25% Sr. Unsec. Nts., 10/1/20	1,075,000		1,171,750

Braskem Finance Ltd.:
5.375% Sr. Unsec. Nts., 5/2/22[1]	2,030,000		1,899,065
5.75% Sr. Unsec. Nts., 4/15/21[1]	1,630,000		1,605,550

Hexion US Finance Corp., 6.625% Sr. Sec. Nts., 4/15/20	1,185,000		1,220,550

Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875% Sr. Sec. Nts., 2/1/18	680,000		709,750

Ineos Finance plc, 8.375% Sr. Sec. Nts., 2/15/19[1]	1,045,000		1,166,481

INEOS Group Holdings SA, 6.125% Sr. Unsec. Nts., 8/15/18[1]	1,465,000		1,475,988

Mexichem SAB de CV, 4.875% Sr. Unsec. Nts., 9/19/22[1]	1,365,000		1,341,112

Momentive Performance Materials, Inc., 8.875% Sr. Sec. Nts., 10/15/20	1,160,000		1,226,700

PetroLogistics LP/PetroLogistics Finance Corp., 6.25% Sr. Unsec. Nts., 4/1/20[1]	915,000		921,863

PQ Corp., 8.75% Sec. Nts., 5/1/18[1]	1,140,000		1,245,450

Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75% Sr. Sec. Nts., 2/1/19[1]	1,445,000		1,499,188

			15,483,447

Construction Materials—0.6%

Building Materials Corp. of America, 6.75% Sr. Nts., 5/1/21[1]	1,975,000		2,142,875

Calcipar SA, 6.875% Sr. Sec. Nts., 5/1/18[1]	90,000		95,850

Cemex Espana Luxembourg:
9.25% Sr. Sec. Nts., 5/12/20[1]	3,280,000		3,616,200
9.875% Sr. Sec. Nts., 4/30/19[1]	3,005,000		3,448,237

Cemex Finance LLC, 9.375% Sr. Sec. Nts., 10/12/22[1]	1,990,000		2,253,675

Cemex SAB de CV:
6.50% Sec. Nts., 12/10/19[1]	1,560,000		1,615,380
7.25% Sr. Sec. Nts., 1/15/21[1]	1,260,000		1,307,250

HeidelbergCement Finance BV, 8% Sr. Unsec. Nts., 1/31/17	705,000	EUR	1,136,007

Lafarge SA, 5.375% Sr. Unsec. Nts., 6/26/17	515,000	EUR	783,693

			16,399,167

Containers & Packaging—1.1%

Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., 7% Sr. Unsec. Nts., 11/15/20[1]	3,070,000		3,116,050

Berry Plastics Corp., 9.75% Sec. Nts., 1/15/21	1,580,000		1,836,750

Cascades, Inc., 7.875% Sr. Unsec. Nts., 1/15/20	1,485,000		1,596,375

Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.125% Sr. Unsec. Nts., 7/15/20[1]	590,000		631,300

Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23	2,335,000		2,194,900

Exopack Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[1]	1,335,000		1,368,375

	Principal Amount		Value

Containers & Packaging Continued

Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19	$ 1,540,000		$ 1,649,725

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.75% Sr. Sec. Nts., 10/15/20	1,540,000		1,578,500
9.50% Sr. Unsec. Nts., 4/15/19	1,285,000		1,384,587

Sealed Air Corp.:
5.25% Sr. Nts., 4/1/23[1]	1,620,000		1,583,550
6.50% Sr. Unsec. Nts., 12/1/20[1]	1,445,000		1,560,600

Smurfit Kappa Acquisitions:
4.875% Sr. Sec. Nts., 9/15/18[1]	664,000		692,220
7.75% Sr. Sec. Nts., 11/15/19[1]	1,325,000	EUR	1,995,969

			21,188,901

Metals & Mining—1.3%

Aleris International, Inc.:
7.625% Sr. Unsec. Nts., 2/15/18	2,655,000		2,824,256
7.875% Sr. Unsec. Nts., 11/1/20	2,550,000		2,722,125

ALROSA Finance SA, 7.75% Nts., 11/3/20[1]	3,570,000		3,975,195

CSN Islands XI Corp., 6.875% Sr. Unsec. Nts., 9/21/19[1]	770,000		802,725

Evraz Group SA, 6.50% Sr. Unsec. Nts., 4/22/20[1]	1,515,000		1,414,631

Ferrexpo Finance plc, 7.875% Sr. Unsec. Nts., 4/7/16[1]	1,675,473		1,629,848

FMG Resources August 2006 Pty Ltd.:
6.875% Sr. Unsec. Nts., 2/1/18[1]	,760,000		1,856,800
6.875% Sr. Unsec. Nts., 4/1/22[1]	910,000		996,450
8.25% Sr. Unsec. Nts., 11/1/19[1]	890,000		1,002,362

Gerdau Holdings, Inc., 7% Sr. Unsec. Nts., 1/20/20[1]	305,000		333,975

Gerdau Trade, Inc., 5.75% Sr. Unsec. Nts., 1/30/21[1]	815,000		835,375

Gestamp Funding Luxembourg SA, 5.875% Sr. Sec. Nts., 5/31/20[1]	855,000	EUR	1,246,797

JMC Steel Group, Inc., 8.25% Sr. Nts., 3/15/18[1]	205,000		207,562

Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[1]	1,140,000		1,111,500

Mexico Generadora de Energia S de RL, 5.50% Sr. Sec. Nts., 12/6/32[1]	1,270,000		1,216,025

MMC Norilsk Nickel OJSC, 5.55% Sr. Unsec. Nts., 10/28/20[1]	2,020,000		2,017,475

Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	1,285,000		1,435,987

Samarco Mineracao SA:
4.125% Sr. Unsec. Nts., 11/1/22[1]	290,000		261,725
5.75% Sr. Unsec. Nts., 10/24/23[1]	1,060,000		1,052,050

Severstal OAO Via Steel Capital SA, 4.45% Sr. Unsec. Nts., 3/19/18[1]	785,000		780,094

Walter Energy, Inc.:
9.50% Sr. Sec. Nts., 10/15/19[1]	1,565,000		1,658,900
9.875% Sr. Unsec. Nts., 12/15/20	1,420,000		1,235,400

Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75% Sr. Sec. Nts., 12/15/18[1]	905,000		957,038

Xstrata Finance Canada Ltd., 2.05% Sr. Unsec. Nts., 10/23/15[1]	1,383,000		1,401,221

			32,975,516

Telecommunication Services—3.4%

Diversified Telecommunication Services—2.1%

Altice Financing SA, 6.50% Sec. Nts., 1/15/22[1]	905,000		916,313

Altice Finco SA, 8.125% Sr. Unsec. Nts., 1/15/24[1]	720,000		748,800

Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[1]	5,870,000		6,046,100

Colombia Telecomunicaciones SA ESP, 5.375% Sr. Unsec. Nts., 9/27/22[1]	560,000		525,000

21      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value

Diversified Telecommunication Services Continued

Deutsche Telekom International Finance BV, 4.875% Sr. Unsec. Nts., 3/6/42[1]	$ 1,395,000		$ 1,331,547

Fairpoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[1]	3,600,000		3,834,000

Frontier Communications Corp., 7.625% Sr. Unsec. Nts., 4/15/24	1,615,000		1,619,038

Intelsat Jackson Holdings SA:
5.50% Sr. Unsec. Nts., 8/1/23[1]	760,000		725,800
7.25% Sr. Unsec. Nts., 10/15/20	1,460,000		1,604,175

Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21[1]	2,800,000		3,013,500

Koninklijke KPN NV, 6.125% Sr. Sub. Perpetual Bonds[2,13]	2,090,000	EUR	3,032,573

Level 3 Communications, Inc., 8.875% Sr. Unsec. Nts., 6/1/19	1,165,000		1,278,588

MetroPCS Wireless, Inc.:
6.25% Sr. Unsec. Unsub. Nts., 4/1/21[1]	1,610,000		1,676,413
6.625% Sr. Unsec. Nts., 11/15/20	4,340,000		4,616,675

Oi SA, 9.75% Sr. Unsec. Nts., 9/15/16[1]	2,550,000	BRL	978,171

Portugal Telecom International Finance BV:
4.625% Sr. Unsec. Nts., 5/8/20	1,040,000	EUR	1,469,011
5.00% Sr. Unsec. Nts., 11/4/19	350,000	EUR	506,678
5.625% Sr. Unsec. Nts., 2/8/16	530,000	EUR	781,943

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	1,913,000		1,922,565

Telecom Italia SpA, 7.75% Sub. Nts., 3/20/73[2]	805,000	EUR	1,146,861

Telefonica Chile SA, 3.875% Sr. Unsec. Nts., 10/12/22[1]	580,000		532,091

Telefonica Europe BV, 6.50% Sr. Sub. Perpetual Bonds[2,13]	2,075,000	EUR	3,059,964

Telekom Austria AG, 5.625% Sub. Perpetual Bonds[2,13]	1,350,000	EUR	1,966,305

Telemar Norte Leste SA, 5.50% Sr. Unsec. Nts., 10/23/20[1]	4,255,000		4,063,525

Verizon Communications, Inc., 6.55% Sr. Unsec. Nts., 9/15/43	130,000		152,128

Wind Acquisition Finance SA, 7.25% Sr. Sec. Nts., 2/15/18[1]	2,535,000		2,680,762

Windstream Corp., 7.75% Sr. Unsec. Nts., 10/15/20	2,845,000		3,033,481

			53,262,007

Wireless Telecommunication Services—1.3%

America Movil SAB de CV:
6.45% Sr. Unsec. Nts., 12/5/22	22,780,000	MXN	1,616,524
8.46% Sr. Unsec. Nts., 12/18/36	14,700,000	MXN	1,066,156

Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[1]	1,890,000		1,967,962

ENTEL Chile SA, 4.875% Sr. Unsec. Nts., 10/30/24[1]	1,325,000		1,295,450

Millicom International Cellular SA, 6.625% Sr. Unsec. Nts., 10/15/21[1]	840,000		873,180

Mobile Telesystems OJSC via MTS International Funding Ltd.:
5.00% Sr. Unsec. Nts., 5/30/23[1]	1,145,000		1,076,300
8.625% Sr. Unsec. Nts., 6/22/20[1]	1,450,000		1,718,250

SBA Telecommunications, Inc., 5.75% Sr. Unsec. Nts., 7/15/20	785,000		820,325

Sistema JSFC via Sistema International Funding SA, 6.95% Sr. Unsec. Nts., 5/17/19[1]	680,000		727,600

Sprint Communications, Inc., 9% Sr. Unsec. Nts., 11/15/18[1]	1,045,000		1,261,837

Sprint Corp., 7.25% Sr. Unsec. Nts., 9/15/21[1]	1,610,000		1,734,775

Vimpel Communications Via VIP Finance Ireland Ltd. OJSC:
7.748% Sr. Unsec. Nts., 2/2/21[1]	2,140,000		2,329,925
9.125% Sr. Unsec. Nts., 4/30/18[1]	4,520,000		5,322,300

	Principal Amount		Value

Wireless Telecommunication Services Continued

VimpelCom Holdings BV:
5.95% Sr. Unsec. Unsub. Nts., 2/13/23[1]	$ 2,400,000		$ 2,274,000
7.504% Sr. Unsec. Nts., 3/1/22[1]	4,930,000		5,162,302
9.00% Sr. Unsec. Nts., 2/13/18[1]	47,100,000	RUB	1,439,163

Vimpel-Communications OJSC:
8.85% Sr. Unsec. Nts., 3/8/22[2]	26,000,000	RUB	800,766

			31,486,815

Utilities—2.4%

Electric Utilities—1.3%

Bhira Investments Ltd., 8.50% Jr. Sub. Nts., 4/27/71[2]	50,000		50,053

Dubai Electricity & Water Authority, 7.375% Sr. Unsec. Nts., 10/21/20[1]	5,120,000		5,990,400

EDP Finance BV, 6% Sr. Unsec. Nts., 2/2/18[1]	1,395,000		1,501,020

Electricite de France SA, 5.25% Jr. Sub. Perpetual Bonds[1,2,13]	2,430,000		2,420,951

Empresas Publicas de Medellin ESP:
7.625% Sr. Unsec. Nts., 7/29/19[1]	865,000		1,025,025
8.375% Sr. Unsec. Nts., 2/1/21[1]	2,227,465,000	COP	1,203,754

Enel SpA:
6.50% Jr. Sub. Nts., 1/10/74[2]	590,000	EUR	872,415
8.75% Sub. Nts., 9/24/73[1,2]	575,000		627,392

Eskom Holdings Ltd.:
5.75% Sr. Unsec. Nts., 1/26/21[1]	690,000		690,000
6.75% Sr. Unsec. Nts., 8/6/23[1]	2,230,000		2,291,325

Iberdrola International BV, 5.75% Sub. Perpetual Bonds[2,13]	1,035,000	EUR	1,510,438

Israel Electric Corp. Ltd.:
6.70% Sr. Sec. Nts., 2/10/17[1]	1,885,000		2,049,770
7.25% Sr. Sec. Nts., 1/15/19[1]	8,830,000		9,817,945
9.375% Sr. Sec. Nts., 1/28/20[1]	425,000		515,645

National Power Corp., 5.875% Sr. Unsec. Nts., 12/19/16	109,600,000	PHP	2,660,330

Perusahaan Listrik Negara PT, 5.50% Sr. Unsec. Nts., 11/22/21[1]	1,295,000		1,252,912

			34,479,375

Energy Traders—0.7%

AES Corp.:
7.375% Sr. Unsec. Nts., 7/1/21	1,045,000		1,183,462
8.00% Sr. Unsec. Nts., 10/15/17	1,100,000		1,298,000

Calpine Corp.:
7.50% Sr. Sec. Nts., 2/15/21[1]	912,000		999,780
7.875% Sr. Sec. Nts., 1/15/23[1]	884,000		970,190

Colbun SA, 6% Sr. Unsec. Nts., 1/21/20[1]	2,150,000		2,315,000

Comision Federal de Electricidad, 4.875% Sr. Unsec. Nts., 1/15/24[1]	1,310,000		1,303,450

Dynegy, Inc., 5.875% Sr. Unsec. Nts., 6/1/23[1]	420,000		399,000

Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.:
10.00% Sr. Sec. Nts., 12/1/20[1]	1,840,000		1,959,600
12.25% Sec. Nts., 3/1/22[1]	1,715,000		2,023,700

Infinis plc, 7% Sr. Sec. Nts., 2/15/19[3]	870,000	GBP	1,545,126

Instituto Costarricense de Electricidad, 6.95% Sr. Unsec. Nts., 11/10/21[1]	190,000		195,937

NRG Energy, Inc., 6.625% Sr. Unsec. Nts., 3/15/23	1,455,000		1,473,188

Power Sector Assets & Liabilities Management Corp., 7.39% Sr. Unsec. Nts., 12/2/24[1]	415,000		508,375

			16,174,808

Gas Utilities—0.3%

AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75% Sr. Unsec. Nts., 5/20/20	2,595,000		2,848,012

Empresa de Energia de Bogota SA, 6.125% Sr. Unsec. Nts., 11/10/21[1]	1,145,000		1,225,150

22      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value
Gas Utilities Continued
Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Unsec. Nts., 5/1/21	$ 735,000		$ 753,375
Gas Natural Capital Markets SA, 4.375% Sr. Unsec. Nts., 11/2/16	895,000	EUR	1,337,506
Gas Natural de Lima y Callao SA, 4.375% Sr. Unsec. Nts., 4/1/23[1]	710,000		660,300
Transportadora de Gas Internacional SA ESP, 5.70% Sr. Unsec. Nts., 3/20/22[1]	585,000		622,294
			7,446,637
Multi-Utilities—0.1%
National Grid North America, Inc., 1.75% Unsec. Nts., 2/20/18	990,000	EUR	1,372,478
Veolia Environnement SA, 4.45% Jr. Sub. Perpetual Bonds[2,13]	715,000	EUR	976,974
			2,349,452
Total Corporate Bonds and Notes
(Cost $904,385,080)			909,352,820

	Shares
Preferred Stock—0.1%
Ally Financial, Inc., 7% Cum., Series G, Non-Vtg.[1,13] (Cost $2,433,315)	2,583		2,479,922

Common Stocks—0.2%
American Media Operations, Inc.[14]	219,796		1,428,674
Arco Capital Corp. Ltd.[3,14]	690,638		—
Nortek, Inc.[14]	24,095		1,797,487
Premier Holdings Ltd.[14]	18,514		—
Revel Entertainment[14]	16,153		—
Wallace Theater Holdings, Inc.[3,14]	1,525		15,296
Total Common Stocks (Cost $9,558,022)			3,241,457

	Principal Amount
Structured Securities—1.0%
Citigroup Global Markets Holdings, Inc., Republic of Colombia Credit Linked Nts., Series 2, 10%, 7/25/24	1,549,000,000	COP	990,718
Coriolanus Ltd., 18.665% Sr. Sec. Nts., 12/31/17[3,11]	12,850,000	BRR	7,831,188
Credit Suisse First Boston International, Moitk Total Return Linked Nts., 21%, 3/30/11[8]	53,910,000	RUR	—
Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[8]	97,250,000	RUR	—

	Principal Amount		Value
Structured Securities Continued
Deutche Bank AG, Opic Reforma I Credit Linked Nts.:
Cl. 2A, 7.208%, 5/25/152[2,3]	697,693	MXN	$ 50,182
Cl. 2B, 7.208%, 5/25/15[2,3]	1,220,632	MXN	87,795
Cl. 2C, 7.208%, 5/25/15[2,3]	18,404,162	MXN	1,323,735
Cl. 2D, 7.208%, 5/25/15[2,3]	1,341,270	MXN	96,472
Cl. 2E, 7.208%, 5/25/15[2,3]	974,458	MXN	70,089
Cl. 2F, 7.208%, 5/25/15[2,3]	622,337	MXN	44,762
Cl. 2G, 7.208%, 5/25/15[2,3]	114,609	MXN	8,243
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.01%, 4/30/25[1,9]	1,560,019		1,057,517
3.138%, 4/30/25[1,9]	1,533,946		1,039,842
3.191%, 4/30/25[1,9]	1,909,887		1,294,687
3.242%, 4/30/25[1,9]	2,179,846		1,477,689
3.269%, 4/30/25[1,9]	1,741,442		1,180,501
3.346%, 4/30/25[1,9]	1,636,882		1,109,621
3.905%, 4/30/25[1,9]	1,987,705		1,347,439
4.005%, 4/30/25[1,9]	1,716,065		1,163,298
Goldman Sachs Capital Markets LP, Republic of Colombia Credit Linked Nts., Cl. B, 10%, 7/30/24[1]	4,250,000,000	COP	2,718,238
LB Peru Trust II Certificates, Series 1998-A, 3.796%, 2/28/16[8,9]	2,994		2,998
Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	45,996,391	RUR	701,305
Total Structured Securities (Cost $29,173,595)			23,596,319

	Units
Rights, Warrants and Certificates—–0.0%
MediaNews Group, Inc. Wts., Strike Price $48.72, 3/19/17[14]
(Cost $6,331,150)	22,685		—

	Shares
Investment Companies—6.6%
iShares iBoxx $ High Yield Corporate Bond Exchange Traded Fund	118,300		10,987,705
Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[16,17]	33,054,028		33,054,028
Oppenheimer Master Event-Linked Bond Fund, LLC[16]	4,827,322		66,588,345
Oppenheimer Master Loan Fund, LLC[16]	1,023,461		14,576,015
Oppenheimer Ultra-Short Duration Fund, Cl. Y16	3,707,723		37,151,380
Total Investment Companies
(Cost $160,470,606)			162,357,473

	Counterparty	Buy / Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)	Premium Received / (Paid)	Value

Over-the-Counter Credit Default Swaptions Purchased—0.0%
Credit Default
Swap maturing
12/20/18 Call[14]	JPM	Buy	CDX.NA.HY.21	5.000%	2/19/14 USD	675	$5,940	1,406
Credit Default
Swap maturing			iTraxx Europe Series
12/20/18 Call[14]	JPM	Buy	20 Version 1	1.000	2/19/14 EUR	14,585	42,567	6,888
Credit Default
Swap maturing
12/20/18 Call[14]	JPM	Buy	CDX.NA.HY.21	5.000	1/15/14 USD	1,805	14,440	250
Credit Default
Swap maturing			iTraxx Europe Series
12/20/18 Call[14]	BAC	Buy	20 Version 1	1.000	1/15/14 EUR	7,135	21,742	22
Credit Default
Swap maturing
12/20/18 Call[14]	JPM	Buy	CDX.NA.HY.21	5.000	1/15/14 USD	1,805	16,065	250

Total Over-the-Counter Credit Default Swaptions Purchased (Cost $100,754)								8,816

23      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

	Counterparty	Pay / Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Value

Over-the-Counter Interest Rate Swaptions Purchased—0.2%
Interest Rate Swap maturing 3/19/24 Call[14]	BAC	Receive	Three-Month USD BBA LIBOR	2.745%	3/17/14	USD	6,055	$ 6,466
Interest Rate Swap maturing 2/18/24 Call[14]	GSG	Pay	Six-Month EUR EURIBOR	2.069	2/14/14	EUR	11,775	229,874
Interest Rate Swap maturing 2/19/24 Call[14]	UBS	Pay	Six-Month EUR EURIBOR	2.080	2/17/14	EUR	11,780	221,250
Interest Rate Swap maturing 4/1/19 Call[14]	GSG	Pay	Three-Month USD BBA LIBOR	1.703	3/28/14	USD	29,445	441,467
Interest Rate Swap maturing 5/8/19 Call[14]	JPM	Pay	Three-Month USD BBA LIBOR	1.795	5/6/14	USD	46,935	737,608
Interest Rate Swap maturing 2/12/24 Call[14]	JPM	Pay	Three-Month USD BBA LIBOR	2.975	2/10/14	USD	11,730	212,272
Interest Rate Swap maturing 3/19/19 Call[14]	UBS	Pay	Six-Month EUR EURIBOR	1.490	3/17/14	EUR	46,385	209,882
Interest Rate Swap maturing 12/4/45 Call[14]	GSG	Pay	Six-Month GBP BBA LIBOR	3.275	12/4/15	GBP	1,320	227,306
Interest Rate Swap maturing 3/10/19 Call[14]	JPM	Pay	Three-Month USD BBA LIBOR	2.005	3/6/14	USD	59,555	282,421
Interest Rate Swap maturing 5/22/24 Call[14]	JPM	Pay	Three-Month USD BBA LIBOR	3.220	5/20/14	USD	11,815	238,660
Interest Rate Swap maturing 11/25/44 Call[14]	BAC	Pay	Six-Month EUR EURIBOR	3.445	11/25/14	GBP	1,355	117,317
Interest Rate Swap maturing 5/2/19 Call[14]	UBS	Pay	Three-Month USD BBA LIBOR	2.010	4/30/14	USD	17,495	165,905
Interest Rate Swap maturing 8/4/46 Call[14]	BOA	Pay	Three-Month USD BBA LIBOR	4.860	8/2/16	USD	1,395	79,425
Interest Rate Swap maturing 4/10/19 Call[14]	JPM	Pay	Three-Month USD BBA LIBOR	2.145	4/8/14	USD	28,960	153,104
Interest Rate Swap maturing 7/27/46 Call[14]	BOA	Pay	Three-Month USD BBA LIBOR	3.890	7/25/16	USD	6,860	936,017
Interest Rate Swap maturing 4/27/47 Call[14]	BAC	Pay	Three-Month USD BBA LIBOR	3.480	4/25/17	USD	5,040	1,034,044
Interest Rate Swap maturing 5/30/33 Call[14]	BAC	Pay	Six-Month GBP BBA LIBOR	3.990	5/30/23	GBP	1,235	105,467
Interest Rate Swap maturing 1/28/17 Call[14]	UBS	Pay	Three-Month USD BBA LIBOR	0.840	1/24/14	USD	24,100	68,155
Interest Rate Swap maturing 1/31/19 Call[14]	BOA	Pay	Three-Month USD BBA LIBOR	1.590	1/29/14	USD	2,645	33,450
Interest Rate Swap maturing 1/24/17 Call[14]	BAC	Pay	Three-Month USD BBA LIBOR	0.835	1/22/14	USD	5,445	14,471
Interest Rate Swap maturing 1/10/19 Call[14]	BAC	Pay	Three-Month USD BBA LIBOR	1.985	1/8/14	USD	28,960	4,148
Interest Rate Swap maturing 1/13/19 Call[14]	BOA	Pay	Three-Month USD BBA LIBOR	1.993	1/9/14	USD	17,800	3,359

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost 4,420,162)								5,522,068

24      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Counterparty		Exercise Price	Expiration Date		Contracts	Value

Over-the-Counter Options Purchased—0.0%
AUD Currency[14]	BOA	JPY	95.500	8/4/14	AUD	1,395,000	$ 24,717
AUD Currency[14]	GSG	JPY	102.000	9/10/14	AUD	1,970,000	11,146
BRL Currency[14]	GSG	BRL	2.300	1/9/14	BRL	19,760,000	4,387
CAD Currency[14]	JPM	CAD	1.084	11/17/14	CAD	730,000	14,905
CNH Currency[14]	JPM	CNH	6.147	10/16/14	CNH	8,100,000	16,127
EUR Currency[14]	BOA	USD	1.302	5/23/14	EUR	1,355,000	9,325
INR Currency[14]	GSG	INR	65.250	9/3/14	INR	82,500,000	52,057
INR Currency[14]	GSG	INR	65.000	9/2/14	INR	82,500,000	49,252
JPY Currency[14]	GSG	JPY	103.000	5/23/14	JPY	70,000,000	25,900
JPY Currency[14]	GSG	JPY	108.000	5/22/15	JPY	650,000,000	222,300
MXN Currency[14]	GSG	MXN	13.000	9/29/14	MXN	17,000,000	38,437
MXN Currency[14]	BOA	MXN	12.725	3/11/14	MXN	197,700,000	112,294
MXN Currency[14]	BOA	MXN	13.785	1/22/14	MXN	163,950,000	11,477
MXN Currency[14]	CITNA-B	MXN	12.500	1/22/14	MXN	148,650,000	6,689
Total Over-the-Counter Options Purchased (Cost $988,486)							599,013

Total Investments, at Value (Cost $2,504,680,912)						101.3%	2,485,625,606

Liabilities in Excess of Other Assets						(1.3)	(30,858,428)

Net Assets						100.0%	$ 2,454,767,178

Footnotes to Consolidated Statement of Investments

Principal and notional amount and exercise price are reported in U.S. Dollars except for those denoted in the following currencies:

AUD	Australian Dollar	NGN	Nigeria Naira
BRL	Brazilian Real	MXN	Mexican Nuevo Peso
CAD	Canadian Dollar	NOK	Norwegian Krone
CHF	Swiss Franc	PEN	Peruvian New Sol
CNH	Offshore Chinese Renminbi	PLN	Polish Zloty
COP	Columbian Peso	RON	Romanian Leu
EUR	Euro	RSD	Serbian Dinar
HUF	Hungarian Forint	RUB	Russian Ruble
IDR	Indonesia Rupiah	SEK	Swedish Krona
INR	Indian Rupee	THB	Thai Bhat
GBP	British Pound Sterling	TRY	New Turkish Lira
JPY	Japanese Yen	ZAR	South African Rand
MYR	Malaysian Ringgit

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $699,442,957 or 28.49% of the Fund’s net assets as of December 31, 2013.

2. Represents the current interest rate for a variable or increasing rate security.

3. Restricted security. The aggregate value of restricted securities as of December 31, 2013 was $42,263,098, which represents 1.72% of the Fund’s net assets. See Note 7 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Arco Capital Corp. Ltd.	6/28/13	$—	$—	$—
Coriolanus Ltd., 18.665% Sr. Sec. Nts., 12/31/17	9/19/07	6,013,860	7,831,188	1,817,328
Deutche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2A, 7.208%, 5/22/15	5/21/08	67,269	50,182	(17,087)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2B, 7.208%, 5/22/15	6/12/08	117,680	87,795	(29,885)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2C, 7.208%, 5/22/15	6/18/08	1,785,486	1,323,735	(461,751)
Deutche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2D, 7.208%, 5/22/15	7/8/08	130,028	96,472	(33,556)
Deutche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2E, 7.208%, 5/22/15	7/15/08	94,626	70,089	(24,537)
Deutche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2F, 7.208%, 5/22/15	8/8/08	61,263	44,762	(16,501)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2G, 7.208%, 5/22/15	8/22/08	11,304	8,243	(3,061)
Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 0.387%, 7/22/36	9/23/13	3,761,483	3,895,780	134,297

25      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

Footnotes to Consolidated Statement of Investments Continued

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

ICE EM CLO, Series 2007-1A, Cl. B, 2.096%, 8/15/22	11/6/07	$7,136,176	$7,181,375	$45,199
ICE EM CLO, Series 2007-1A, Cl. C, 3.396%, 8/15/22	6/8/07	5,270,000	4,439,975	(830,025)
ICE EM CLO, Series 2007-1A, Cl. D, 5.396%, 8/15/22	6/8/07	5,270,000	4,584,900	(685,100)
IIRSA Norte Finance Ltd., 8.75% Sr. Sec. Nts., 5/30/24	8/3/06-7/24/07	3,506,871	3,866,636	359,765
Infinis plc, 7% Sr. Sec. Nts., 2/15/19	10/2/13-10/6/13	1,479,719	1,545,126	65,407
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35	3/21/07	529,012	42,264	(486,748)
Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18	12/7/12-12/12/13	2,326,031	2,395,237	69,206
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	5/8/13	630,000	654,413	24,413
NC Finance Trust, Series 1999-I, Cl. D, 3.405%, 1/25/29	8/10/10	66,025	4,005	(62,020)
Premier Cruises Ltd., 11% Sr. Nts., 3/15/08	3/6/98	242,675	—	(242,675)
STHI Holding Corp., 8% Sec. Nts., 3/15/18	3/11/11	995,000	1,069,625	74,625
Wallace Theater Holdings, Inc.	3/28/13	15	15,296	15,281
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15	4/9/10-5/4/11	4,751,506	3,056,000	(1,695,506)

		$44,246,029	$42,263,098	$(1,982,931)

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $5,987,673 or 0.24% of the Fund’s net assets as of December 31, 2013.

5. Interest rate is less than 0.0005%.

6. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after December 31, 2013. See Note 1 of the accompanying Consolidated Notes.

8. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Consolidated Notes.

9. Zero coupon bond reflects effective yield on the date of purchase.

10. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $3,670,265. See Note 6 of the accompanying Consolidated Notes.

11. Denotes an inflation-index security: coupon or principal are indexed to a consumer price index.

12. Interest or dividend is paid-in-kind, when applicable.

13. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

14. Non-income producing security.

15. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $3,595,147. See Note 6 of the accompanying Consolidated Notes.

16. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2012	Gross Additions	Gross Reductions	Shares December 31, 2013

Oppenheimer Institutional Money Market Fund, Cl. E	34,093,630	1,051,887,133	1,052,926,735	33,054,028
Oppenheimer Master Event-Linked Bond Fund, LLC	4,827,322	—	—	4,827,322
Oppenheimer Master Loan Fund, LLC	25,357,850	1,023,461	25,357,850	1,023,461
Oppenheimer Ultra-Short Duration Fund, Cl. Y	1,010,027	2,697,696	—	3,707,723

		Value	Income	Realized Gain (Loss)

Oppenheimer Institutional Money Market Fund, Cl. E		$33,054,028	$50,862	$—
Oppenheimer Master Event-Linked Bond Fund, LLC		66,588,345	5,254,837 [a]	42,005 [a]
Oppenheimer Master Loan Fund, LLC		14,576,015	6,383,509 [b]	5,434,614 [b]
Oppenheimer Ultra-Short Duration Fund, Cl. Y		37,151,380	83,813	—

Total		$151,369,768	$11,773,021	$5,476,619

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

17. Rate shown is the 7-day yield as of December 31, 2013.

26      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Footnotes to Consolidated Statement of Investments Continued

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$1,401,018,004	56.4%
Mexico	178,963,252	7.2
Brazil	117,495,714	4.7
Russia	105,363,325	4.2
Turkey	54,632,301	2.2
United Kingdom	52,800,964	2.1
Hungary	46,333,371	1.9
Canada	41,009,956	1.6
Germany	38,284,465	1.5
South Africa	32,241,963	1.3
Colombia	25,795,818	1.0
Italy	25,468,158	1.0
France	25,277,678	1.0
Peru	24,889,058	1.0
Netherlands	22,356,133	0.9
Indonesia	21,826,821	0.9
Luxembourg	18,761,491	0.7
Supranational	18,117,916	0.7
Australia	17,194,030	0.7
Israel	14,048,473	0.6
Thailand	13,271,506	0.5
Venezuela	13,108,255	0.5
Poland	11,308,650	0.5
Spain	11,193,643	0.5
United Arab Emirates	10,629,188	0.4
Ukraine	10,043,265	0.4
Chile	9,943,438	0.4
Portugal	8,987,759	0.4
Philippines	7,786,005	0.3
Nigeria	7,292,271	0.3
Switzerland	6,832,519	0.3
China	6,331,680	0.3
Romania	5,805,242	0.2
Malaysia	5,387,715	0.2
Croatia	5,056,129	0.2
Ireland	4,927,720	0.2
India	4,852,643	0.2
Greece	4,446,116	0.2
Lithuania	4,419,322	0.2
Ivory Coast	4,342,500	0.2
Dominican Republic	4,281,789	0.2
Serbia	3,999,307	0.2
Kazakhstan	3,853,646	0.2
Panama	3,134,468	0.1
Denmark	3,023,433	0.1
Uruguay	2,894,750	0.1
Sri Lanka	2,849,206	0.1
Norway	2,687,787	0.1
Sweden	2,355,970	0.1
Angola	2,001,825	0.1
Jamaica	1,967,962	0.1
Austria	1,966,305	0.1
Jersey, Channel Islands	1,804,570	0.1
Costa Rica	1,803,275	0.1
Morocco	1,562,400	0.1
Tanzania	1,291,500	0.1
Latvia	1,273,406	0.1
Trinidad	1,041,175	0.0
Gabon	957,125	0.0
Belgium	654,413	0.0
Japan	617,988	0.0
Guatemala	607,200	0.0
Eurozone	460,471	0.0
Bolivia	297,600	0.0
South Korea	245,656	0.0
Hong Kong	147,922	0.0

Total	$2,485,625,606	100.0%

27      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

Footnotes to Consolidated Statement of Investments Continued

Forward Currency Exchange Contracts as of December 31, 2013

Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

BAC	01/2014	BRL	14,500	USD	6,268	$19,673	$141,927
BAC	01/2014	KRW	4,251,000	USD	3,981	41,352	–
BAC	02/2014 - 02/2014	MYR	63,865	USD	20,026	–	584,558
BAC	02/2014	THB	35,000	USD	1,083	–	19,851
BAC	01/2014 - 01/2015	USD	9,937	BRL	23,600	253,757	11,764
BAC	01/2014 - 02/2014	USD	4,646	EUR	3,450	–	100,216
BAC	01/2014	USD	412	IDR	5,059,000	–	849
BAC	01/2014	USD	279	MYR	895	5,968	–
BAC	02/2014	USD	3,094	ZAR	31,770	79,051	–
BNP	01/2014	BRL	3,600	USD	1,546	–	20,483
BNP	05/2014	CAD	4,880	USD	4,562	15,255	–
BNP	05/2014	DKK	3,890	USD	713	5,017	–
BNP	02/2014	EUR	2,140	USD	2,879	65,209	–
BNP	02/2014	GBP	930	USD	1,520	19,403	–
BNP	01/2014	MXN	17,000	USD	1,301	1,216	–
BNP	05/2014	NOK	680	USD	111	807	–
BNP	01/2014	RON	3,150	USD	970	–	1,261
BNP	02/2014	USD	2,178	AUD	2,415	29,630	–
BNP	01/2014	USD	21,818	CAD	23,230	–	44,807
BNP	05/2014	USD	708	DKK	3,890	–	9,645
BNP	01/2014	USD	2,928	EUR	2,135	2,454	11,450
BNP	02/2014	USD	18,213	GBP	11,165	–	268,862
BNP	01/2014 - 06/2014	USD	23,525	MXN	309,600	63,118	85,133
BNP	05/2014	USD	484	NOK	2,980	–	4,399
BNP	01/2014 - 06/2014	USD	13,663	TRY	28,685	580,429	15,902
BOA	01/2014	BRL	21,620	USD	9,242	25,186	103,757
BOA	01/2014	COP	347,000	USD	178	1,409	–
BOA	01/2014 - 01/2014	IDR	53,727,000	USD	4,759	–	364,366
BOA	02/2014 - 05/2014	JPY	10,863,000	USD	106,253	–	3,062,730
BOA	01/2014	MXN	59,600	USD	4,599	–	42,671
BOA	05/2014	PLN	1,890	USD	612	8,255	–
BOA	01/2014	RON	6,160	USD	1,880	13,974	–
BOA	02/2014	THB	271,700	USD	8,549	–	299,544
BOA	01/2014 - 07/2014	USD	23,284	BRL	54,260	466,269	17,845
BOA	01/2014 - 01/2014	USD	9,869	IDR	114,744,000	479,311	–
BOA	02/2014 - 05/2014	USD	110,976	JPY	11,302,000	3,615,674	–
BOA	02/2014 - 06/2014	USD	26,890	MXN	356,895	62,735	275,622
BOA	01/2014	USD	746	PEN	2,080	5,186	–
BOA	02/2014	USD	1,238	ZAR	13,140	–	8,479
CITNA-B	01/2014	CLP	268,000	USD	524	–	15,626
CITNA-B	01/2014 - 02/2014	EUR	50,735	USD	68,994	801,815	–
CITNA-B	01/2014 - 02/2014	GBP	20,835	USD	34,007	488,449	–
CITNA-B	02/2014	HUF	5,000	USD	23	127	–
CITNA-B	02/2014	JPY	288,000	USD	2,811	–	75,904
CITNA-B	02/2014	KRW	4,551,000	USD	4,261	35,937	–
CITNA-B	01/2014 - 01/2014	MXN	237,930	USD	18,351	5,250	159,228
CITNA-B	01/2014	MYR	13,615	USD	4,299	–	148,381
CITNA-B	02/2014 - 05/2014	USD	14,232	AUD	15,770	241,891	–
CITNA-B	05/2014	USD	4,973	CAD	5,275	25,414	–
CITNA-B	01/2014	USD	210	CLP	112,000	–	2,978
CITNA-B	01/2014 - 02/2014	USD	126,315	EUR	93,505	5,218	2,323,786
CITNA-B	01/2014	USD	55,338	GBP	34,435	–	1,681,287
CITNA-B	01/2014 - 05/2014	USD	46,484	MXN	616,800	–	373,972
CITNA-B	01/2014	USD	1,011	NOK	6,000	22,336	–
DEU	01/2014 - 02/2014	EUR	3,490	USD	4,705	96,129	–
DEU	02/2014	GBP	1,210	USD	1,931	72,257	–
DEU	01/2014	PEN	490	USD	174	221	–
DEU	01/2014 - 02/2014	USD	35,578	EUR	26,395	15,641	748,510
DEU	01/2014 - 02/2014	USD	3,991	GBP	2,525	–	189,520
DEU	05/2014	USD	604	PLN	1,890	–	16,303
DEU	05/2014	USD	93	ZAR	990	909	–
DEU	05/2014	ZAR	990	USD	95	–	2,685
FIB	02/2014	CAD	800	USD	769	–	16,976
FIB	02/2014	USD	760	CAD	800	7,420	–

28      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Forward Currency Exchange Contracts (Continued)

Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

FIB	03/2014	USD	5,965	TRY	12,330	$300,557	$–
GSCO-OT	09/2014	AUD	130	USD	123	–	8,665
GSCO-OT	01/2014	BRL	14,230	USD	6,032	26,636	27,557
GSCO-OT	02/2014 - 03/2014	EUR	93,090	USD	127,340	828,052	106,435
GSCO-OT	01/2014	KRW	5,588,000	USD	5,229	58,275	–
GSCO-OT	09/2014	USD	118	AUD	130	4,039	–
GSCO-OT	01/2014 - 01/2015	USD	39,050	BRL	93,285	913,938	18,853
GSCO-OT	02/2014 - 03/2014	USD	132,840	EUR	97,320	105,965	1,147,121
GSCO-OT	09/2014 - 09/2014	USD	1,258	INR	90,200	–	123,867
GSCO-OT	10/2014	USD	458	MXN	6,200	–	6,502
HSBC	03/2014	TRY	10,300	USD	4,939	–	207,054
HSBC	03/2014	USD	9,705	TRY	20,165	450,200	9,196
JPM	01/2014 - 02/2014	BRL	162,593	USD	68,535	486,061	308,086
JPM	01/2014 - 01/2014	IDR	96,878,000	USD	8,547	–	607,190
JPM	01/2014	KRW	4,707,000	USD	4,449	9,017	–
JPM	01/2014	MXN	63,300	USD	4,885	–	45,509
JPM	01/2014 - 02/2014	MYR	69,365	USD	21,645	–	509,068
JPM	01/2014 - 02/2014	PLN	37,980	USD	12,294	257,881	–
JPM	01/2014	RON	6,840	USD	2,090	13,043	–
JPM	05/2014	THB	116,400	USD	3,707	–	184,460
JPM	01/2014 - 10/2014	USD	59,870	BRL	143,630	147,596	474,678
JPM	01/2014	USD	2,233	COP	4,337,000	–	12,769
JPM	01/2014	USD	5,198	EUR	3,800	–	29,868
JPM	04/2014	USD	5,755	HUF	1,293,000	–	191,097
JPM	01/2014 - 01/2014	USD	9,795	IDR	117,139,000	198,396	–
JPM	03/2014	USD	11,097	MXN	146,700	–	82,969
JPM	01/2014	USD	9,712	MYR	31,430	139,589	9,002
JPM	02/2014 - 03/2014	USD	9,925	RUB	331,540	–	72,362
JPM	05/2014	USD	3,845	THB	116,400	322,845	–
JPM	02/2014	USD	1,029	ZAR	10,910	–	6,788
JPM	02/2014	ZAR	28,210	USD	2,726	–	48,956
MSCO	01/2014	BRL	797	USD	335	3,099	–
MSCO	01/2014 - 02/2014	EUR	16,735	USD	22,789	232,962	456
MSCO	01/2014 - 10/2014	MXN	11,100	USD	844	3,553	3,248
MSCO	01/2014	PLN	22,700	USD	7,418	89,319	–
MSCO	07/2014	USD	5,755	BRL	13,300	350,448	–
MSCO	01/2014 - 02/2014	USD	25,389	EUR	18,505	24,750	93,285
MSCO	02/2014 - 04/2014	USD	5,462	HUF	1,230,000	–	195,003
MSCO	04/2014	USD	18,070	MXN	240,700	–	233,272
MSCO	02/2014	USD	246	PLN	750	–	1,410
MSCO	05/2014	USD	960	SEK	6,300	–	17,077
RBS	05/2014 - 05/2014	CHF	995	USD	1,109	8,612	1,110
RBS	01/2014	NOK	6,000	USD	980	9,188	–
RBS	02/2014	PLN	50,520	USD	16,232	436,470	–
RBS	05/2014 - 05/2014	USD	1,209	CHF	1,080	1,033	4,043
RBS	01/2014 - 03/2014	USD	8,914	HUF	1,999,000	–	317,485
RBS	01/2014	USD	1,170	NOK	7,170	–	11,784
RBS	02/2014	USD	2,777	PHP	120,000	60,974	–
RBS	02/2014	USD	302	PLN	920	–	1,981

Total Unrealized Appreciation and Depreciation						$13,161,850	$16,369,483

Futures Contracts as of December 31, 2013

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Unrealized Appreciation (Depreciation)

Australian Treasury Bonds, 10 yr.	SFE	Sell	3/17/14	78	$(94,517)
Euro-Bundesobligation	EUX	Sell	3/06/14	20	40,916
U.S. Treasury Long Bonds	CBT	Buy	3/20/14	544	(1,295,975)
U.S. Treasury Long Bonds	CBT	Sell	3/20/14	68	139,039
U.S. Treasury Nts., 2 yr.	CBT	Sell	3/31/14	100	3,080
U.S. Treasury Nts., 2 yr.	CBT	Buy	3/31/14	28	(5,743)
U.S. Treasury Nts., 5 yr.	CBT	Sell	3/31/14	103	163,750
U.S. Treasury Nts., 10 yr.	CBT	Buy	3/20/14	693	(1,291,013)
U.S. Treasury Nts., 10 yr.	CBT	Sell	3/20/14	79	170,017
U.S. Treasury Ultra Bonds	CBT	Buy	3/20/14	197	(523,307)
United Kingdom Treasury Unsec. Bonds	LIF	Sell	3/27/14	14	58,642
United Kingdom Treasury Unsec. Bonds	LIF	Buy	3/27/14	14	11,065

					$(2,624,046)

29      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

Over-the-Counter Options Written at December 31, 2013
Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts		Premiums Received	Value

AUD Currency Put	BOA	JPY	70 .000	8/4/14	AUD	(1,395,000)	$15,678	$(2,905)

AUD Currency Put	GSG	JPY	70 .080	9/10/14	AUD	(1,970,000)	17,706	(6,244)

BRL Currency Call	GSG	BRL	2 .210	1/9/14	BRL	(18,990,000)	36,347	0

BRL Currency Put	GSG	BRL	2 .430	1/9/14	BRL	(20,880,000)	102,080	(11,233)

INR Currency Put	GSG	INR	100 .000	9/3/14	INR	(126,500,000)	22,897	(253)

INR Currency Put	GSG	INR	98 .320	9/2/14	INR	(124,800,000)	25,016	(374)

JPY Currency Put	GSG	JPY	120 .000	5/22/15	JPY	(722,000,000)	122,138	(70,034)

JPY Currency Call	GSG	JPY	84 .550	12/18/15	JPY	(446,000,000)	132,033	(80,726)

JPY Currency Put	GSG	JPY	108 .000	5/23/14	JPY	(73,000,000)	5,962	(10,074)

MXN Currency Call	BOA	MXN	12 .500	1/22/14	MXN	(148,650,000)	86,372	(6,689)

MXN Currency Call	BOA	MXN	12 .350	3/11/14	MXN	(191,800,000)	80,618	(30,113)

MXN Currency Put	BOA	MXN	13 .600	3/11/14	MXN	(211,200,000)	146,831	(141,293)

MXN Currency Put	CITNA-B	MXN	13 .785	1/22/14	MXN	(163,950,000)	64,521	(11,476)

MXN Currency Call	GSG	MXN	12 .250	9/29/14	MXN	(16,000,000)	18,090	(11,072)

MXN Currency Put	GSG	MXN	15 .750	9/29/14	MXN	(20,600,000)	27,558	(13,143)

Total of Over-the-Counter Options Written							$903,847	$(395,629)

Cleared Credit Default Swaps at December 31, 2013

Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value

iTraxx Europe Crossover Series 20	Buy	5 .000	12/20/18	EUR	5,835	$611,674	$(738,350)

Over-the-Counter Credit Default Swaps at December 31, 2013

Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value

Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3 .000	12/20/17	EUR	125	$(60)	$12,956

Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3 .000	12/20/17	EUR	125	(60)	12,956

Banco Santander SA	UBS	Sell	3 .000	9/20/17	EUR	250	(997)	26,461

Bolivarian Republic of Venezuela	FIB	Buy	5 .000	12/20/18	USD	1,290	(245,928)	284,324

Republic of Ireland	GSG	Buy	1 .000	3/20/18	USD	660	(27,725)	816

Republic of Ireland	GSG	Buy	1 .000	3/20/18	EUR	585	(21,618)	1,109

Republic of Italy	GSG	Sell	1 .000	3/20/23	USD	660	105,519	(54,803)

Republic of Peru	DEU	Buy	1 .000	12/20/18	USD	3,445	(69,535)	51,445

Ukraine	BOA	Sell	5 .000	12/20/18	USD	970	111,726	(111,605)

Ukraine	JPM	Buy	5 .000	12/20/18	USD	595	(119,172)	68,459

Total of Over-the-Counter Credit Default Swaps							$(267,850)	$292,118

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*		Reference Asset Rating Range**

Investment Grade Single Name
Corporate Debt	500,000	EUR	—	EUR	BBB to BBB-
Investment Grade Sovereign Debt	$660,000		$—		BBB
Non-Investment Grade Sovereign Debt	$970,000		$595,000		B-

Total EUR	500,000	EUR	—	EUR

Total USD	$1,630,000		$595,000

* Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard &Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Cleared Interest Rate Swaps at December 31, 2013

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received / (Paid)	Value

BAC	Receive	Three-Month USD BBA LIBOR	2.183%	11/20/23	USD	2,850	$–	$216,352

BAC	Receive	Three-Month USD BBA LIBOR	1.552	12/9/18	USD	19,860	–	182,982

BOA	Pay	Six-Month AUD BBR BBSW	5.490	11/15/23	AUD	2,630	–	(10,301)

30      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Cleared Interest Rate Swaps (Continued)

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received / (Paid)	Value

BOA	Pay	Three-Month USD BBA LIBOR	2.403%	12/18/18	USD	33,000	$–	$(499,521)

BOA	Receive	Three-Month USD BBA LIBOR	2.805	10/21/23	USD	1,455	–	24,832

BOA	Receive	Three-Month USD BBA LIBOR	2.785	10/15/23	USD	14,630	(13,583)	265,271

BOA	Receive	Three-Month USD BBA LIBOR	2.810	11/18/23	USD	1,045	–	20,637

BOA	Pay	Six-Month AUD BBR BBSW	4.585	10/18/23	AUD	1,665	–	8,927

BOA	Receive	Three-Month USD BBA LIBOR	1.580	10/17/18	USD	28,000	–	76,139

JPM	Receive	Three-Month USD BBA LIBOR	2.256	11/19/23	USD	2,640	–	182,939

UBS	Receive	Six-Month EUR EURIBOR	2.254	9/5/23	EUR	2,710	–	(69,924)

UBS	Pay	Six-Month GBP BBA LIBOR	1.820	12/5/18	GBP	2,620	–	54,857

UBS	Receive	Six-Month EUR EURIBOR	1.060	12/9/18	EUR	3,935	–	47,491

Total of Cleared Interest Rate Swaps							$(13,583)	$500,681

Over-the-Counter Interest Rate Swaps at 12/31/13
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received / (Paid)	Value

BAC	Pay	MXN TIIE BANXICO	8.255%	8/10/23	MXN	37,700	$–	$(30,971)

BAC	Pay	Three-Month ZAR JIBAR SAFEX	6.950	11/12/15	ZAR	47,400	–	12,858

BAC	Pay	Three-Month SEK STIBOR SIDE	2.175	5/10/23	SEK	5,000	–	(31,760)

BOA	Pay	BZDI	13.230	1/4/16	BRL	56,860	–	92,089

BOA	Pay	Three-Month CAD BA CDOR	1.660	5/9/16	CAD	6,635	–	(4,297)

DEU	Pay	BZDI	12.850	1/4/16	BRL	28,750	–	14,045

DEU	Pay	BZDI	12.655	1/4/16	BRL	28,370	–	(2,691)

DEU	Pay	BZDI	12.800	1/4/16	BRL	28,770	–	9,757

DEU	Pay	MXN TIIE BANXICO	6.820	12/14/23	MXN	14,700	–	113

GSG	Pay	Six-Month JPY BBA LIBOR	0.820	4/15/23	JPY	79,000	–	(1,646)

GSG	Pay	Three-Month ZAR JIBAR SAFEX	7.000	11/12/15	ZAR	47,400	–	14,929

GSG	Pay	BZDI	12.670	1/4/16	BRL	27,940	–	(1,394)

GSG	Pay	Three-Month ZAR JIBAR SAFEX	6.990	12/4/15	ZAR	100,400	–	24,614

GSG	Pay	BZDI	13.030	1/4/16	BRL	28,330	–	29,045

GSG	Pay	Three-Month ZAR JIBAR SAFEX	6.650	11/19/15	ZAR	47,600	–	(494)

GSG	Pay	Three-Month ZAR JIBAR SAFEX	6.750	11/21/15	ZAR	99,800	–	3,245

GSG	Pay	MXN TIIE BANXICO	7.730	9/7/33	MXN	40,400	–	(43,337)

GSG	Pay	MXN TIIE BANXICO	7.900	10/10/23	MXN	45,500	–	(81,158)

GSG	Pay	Three-Month ZAR JIBAR SAFEX	7.638	8/3/16	ZAR	155,900	–	27,794

GSG	Pay	Three-Month SEK STIBOR SIDE	1.565	5/3/18	SEK	19,000	–	(28,332)

GSG	Pay	Three-Month ZAR JIBAR SAFEX	7.000	6/20/15	ZAR	47,400	–	35,869

GSG	Pay	BZDI	12.440	1/4/16	BRL	26,820	–	(19,857)

GSG	Pay	BZDI	12.520	1/4/16	BRL	20,620	–	(10,308)

GSG	Pay	BZDI	12.703	1/4/16	BRL	56,220	–	2,667

HSBC	Pay	MXN TIIE BANXICO	7.775	7/28/23	MXN	38,600	–	(75,947)

31      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

Over-the-Counter Interest Rate Swaps Continued

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received / (Paid)	Value

		Three-Month ZAR
JPM	Pay	JIBAR SAFEX	7.920%	6/20/16	ZAR	98,600	$–	$53,898

		Three-Month ZAR
JPM	Pay	JIBAR SAFEX	6.700	11/19/15	ZAR	95,200	–	3,166

		Three-Month ZAR
JPM	Pay	JIBAR SAFEX	6.450	7/2/15	ZAR	86,000	–	21,011

		Three-Month ZAR
JPM	Pay	JIBAR SAFEX	6.760	11/21/15	ZAR	47,700	–	1,967

JPM	Pay	BZDI	12.490	1/4/16	BRL	27,410	–	(16,173)

JPM	Pay	BZDI	12.810	1/4/16	BRL	27,970	–	10,321

Total Over-the-Counter Interest Rate Swaps							$–	$9,023

Over-the-Counter Credit Default Swaptions Written at December 31, 2013

Description	Counterparty	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)	Premiums Received	Value

Credit Default Swap maturing 12/20/18 Call	JPM	Sell	CDX.NA.HY.21	5.000%	1/15/14	USD 1,805	$3,790	$(8)

Credit Default Swap maturing 12/20/18 Call	JPM	Sell	CDX.NA.HY.21	5.000	1/15/14	USD 1,805	8,122	(25,122)

Credit Default Swap maturing 12/20/18 Call	JPM	Sell	CDX.NA.HY.21	5.000	1/15/14	USD 1,805	8,483	(25,122)

Credit Default Swap maturing 12/20/18 Call	JPM	Sell	CDX.NA.HY.21	5.000	1/15/14	USD 1,805	3,249	(8)

Credit Default Swap maturing 12/20/18 Call	JPM	Sell	CDX.NA.HY.21	5.000	2/19/14	USD 675	1,823	(309)

Credit Default Swap maturing 12/20/18 Call	JPM	Sell	CDX.NA.HY.21	5.000	2/19/14	USD 675	4,118	(8,872)

Credit Default Swap maturing 12/20/18 Call	JPM	Sell	iTraxx Europe Series 20 Version 1	1.000	2/19/14	EUR 14,585	19,799	(24,546)

Credit Default Swap maturing 12/20/18 Call	JPM	Sell	iTraxx Europe Series 20 Version 1	1.000	2/19/14	EUR 14,585	15,839	(2,103)

Total of Over-the-Counter Credit Default Swaptions Written							$65,223	$(86,090)

Over-the-Counter Interest Rate Swaptions Written at December 31, 2013

Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value

Interest Rate Swap maturing 1/10/19 Call	BAC	Receive	Three-Month USD BBA LIBOR	1.485%	1/8/14	USD	28,960	$75,296	$(8)

Interest Rate Swap maturing 2/3/18 Call	BAC	Pay	Six-Month EUR EURIBOR	1.440	1/30/14	EUR	29,160	117,457	(121,789)

Interest Rate Swap maturing 11/3/19 Call	BAC	Pay	Six-Month GBP BBA LIBOR	2.175	11/3/14	GBP	2,655	71,650	(123,435)

Interest Rate Swap maturing 2/3/18 Call	BAC	Pay	Six-Month EUR EURIBOR	1.457	1/30/14	EUR	38,965	159,617	(151,170)

Interest Rate Swap maturing 1/14/19 Call	BAC	Pay	Six-Month GBP BBA LIBOR	1.750	1/14/14	GBP	5,280	69,354	(168,394)

Interest Rate Swap maturing 1/24/17 Call	BAC	Receive	Six-Month EUR EURIBOR	0.810	1/22/14	EUR	3,965	14,745	(9,568)

Interest Rate Swap maturing 12/27/23 Call	BAC	Pay	MXN TIIE BANXICO	6.580	1/7/14	MXN	37,200	70,205	(71,571)

Interest Rate Swap maturing 5/8/19 Call	BAC	Receive	Three-Month USD BBA LIBOR	1.400	5/6/14	USD	17,550	40,365	(4,438)

Interest Rate Swap maturing 4/27/22 Call	BAC	Pay	Three-Month USD BBA LIBOR	3.100	4/25/17	USD	20,415	528,749	(1,199,811)

Interest Rate Swap maturing 11/25/19 Call	BAC	Pay	Six-Month GBP BBA LIBOR	2.273	11/25/14	GBP	5,410	151,190	(239,592)

Interest Rate Swap maturing 6/1/33 Call	BAC	Pay	Six-Month EUR EURIBOR	3.117	5/30/23	EUR	1,345	118,392	(139,199)

32      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Over-the-Counter Interest Rate Swaptions Written Continued

Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value

Interest Rate Swap maturing 11/4/19 Call	BAC	Pay	Six-Month GBP BBA LIBOR	2.178	11/4/14	GBP	3,995	$107,701	$(185,170)

Interest Rate Swap maturing 1/29/19 Call	BOA	Pay	Three-Month CAD BA CDOR	2.178	1/29/14	CAD	2,645	16,141	(18,122)

Interest Rate Swap maturing 5/8/19 Call	BOA	Receive	Three-Month USD BBA LIBOR	1.400	5/6/14	USD	29,250	68,738	(7,396)

Interest Rate Swap maturing 2/3/18 Call	BOA	Pay	Six-Month EUR EURIBOR	1.433	1/30/14	EUR	17,495	70,470	(75,435)

Interest Rate Swap maturing 5/8/19 Call	BOA	Pay	Three-Month USD BBA LIBOR	2.000	5/6/14	USD	29,250	219,375	(299,153)

Interest Rate Swap maturing 1/2/24 Call	BOA	Pay	MXN TIIE BANXICO	6.060	1/13/14	MXN	6,630	19,218	(32,788)

Interest Rate Swap maturing 7/27/26 Call	BOA	Pay	Three-Month USD BBA LIBOR	3.960	7/25/16	USD	14,750	798,558	(915,536)

Interest Rate Swap maturing 8/4/21 Call	BOA	Pay	Three-Month USD BBA LIBOR	4.860	8/2/16	USD	5,515	82,725	(92,306)

Interest Rate Swap maturing 12/4/20 Call	GSG	Pay	Six-Month GBP BBA LIBOR	2.055	12/4/15	GBP	5,020	189,330	(470,592)

Interest Rate Swap maturing 1/27/18 Call	GSG	Pay	Six-Month EUR EURIBOR	1.500	1/23/14	EUR	6,600	26,835	(17,949)

Interest Rate Swap maturing 2/12/24 Call	JPM	Pay	Three-Month USD BBA LIBOR	3.275	2/10/14	USD	11,730	78,591	(57,194)

Interest Rate Swap maturing 5/13/24 Call	JPM	Pay	Six-Month AUD BBR BBSW	4.075	5/12/14	AUD	1,330	34,620	(61,914)

Interest Rate Swap maturing 5/8/29 Call	JPM	Pay	Three-Month USD BBA LIBOR	3.473	5/6/14	USD	18,775	537,904	(776,439)

Interest Rate Swap maturing 12/27/23 Call	JPM	Pay	MXN TIIE BANXICO	6.585	1/7/14	MXN	36,600	72,456	(69,479)

Interest Rate Swap maturing 4/10/19 Call	JPM	Pay	Three-Month USD BBA LIBOR	2.645	4/8/14	USD	28,960	94,844	(41,093)

Interest Rate Swap maturing 1/3/24 Call	JPM	Pay	MXN TIIE BANXICO	6.280	1/14/14	MXN	2,600	4,743	(9,622)

Interest Rate Swap maturing 1/28/17 Call	UBS	Receive	Six-Month EUR EURIBOR	0.835	1/24/14	EUR	17,460	66,880	(52,335)

Interest Rate Swap maturing 5/23/18 Call	UBS	Pay	Six-Month GBP BBA LIBOR	1.545	5/23/16	GBP	2,675	35,371	(123,285)

Interest Rate Swap maturing 3/7/24 Call	UBS	Receive	Six-Month EUR EURIBOR	2.510	3/5/14	EUR	2,620	68,738	(103,764)

Total of Over-the-Counter Interest Rate Swaptions Written								$4,010,258	$(5,638,547)

Glossary:

Counterparty Abbreviations

BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank Securities, Inc.
FIB	Credit Suisse International
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC bank USA NA
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
RBS	RBS Greenwich Capital
UBS	UBS AG

33      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    Continued

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
JPY	Japanese Yen
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PEN	Peruvian New Sol
PHP	Philippines Peso
PLN	Polish Zloty
RON	New Romanian Leu
SEK	Swedish Krona
THB	Thailand Baht
TRY	New Turkish Lira
RUB	Russian Ruble
ZAR	South African Rand
Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BBA LIBOR	British Bankers’ Association London –Interbank Offered Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BANXICO	Banco de Mexico
BZDI	Brazil Interbank Deposit Rate
CDX.NA.HY.21	Markit CDX North American High Yield
EURIBOR	Euro Interbank Offered Rate
iTraxx Europe Crossover Series 20	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx Europe Series 20 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
JIBAR	South Africa Johannesburg Interbank Agreed Rate
SAFEX	South Africa Futures Exchange
STIBOR SIDE	Stockholm Interbank Offered Rate
TIIE	Interbank Equilibrium Interest Rate
Exchange Abbreviations
CBT	Chicago Board of Trade
EUX	European Stock Exchanges
LIF	London International Financial Futures and Options Exchange
SFE	Sydney Futures Exchange

See accompanying Notes to Consolidated Financial Statements.

34      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES    December 31, 2013

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $2,355,212,206)	$2,334,255,838
Affiliated companies (cost $149,468,706)	151,369,768

2,485,625,606

Cash	613,299

Cash—foreign currencies (cost $16)	16

Cash used for collateral on Centrally Cleared Swaps	2,760,155

Unrealized appreciation on foreign currency exchange contracts	13,161,850

Swaps, at value (premiums paid $485,095)	815,914

Receivables and other assets:
Investments sold (including $16,310,026 sold on a when-issued or delayed delivery basis)	52,237,197
Interest, dividends and principal paydowns	24,773,569
Shares of beneficial interest sold	14,338,700
Variation margin receivable	1,090,082
Other	161,590

Total assets	2,595,577,978

Liabilities
Unrealized depreciation on foreign currency exchange contracts	16,369,483

Options written, at value (premiums received $903,847)	395,629

Swaps, at value (premiums received $217,245)	514,773

Swaptions written, at value (premiums received $4,075,481)	5,724,637

Payables and other liabilities:
Investments purchased (including $113,411,571 purchased on a when-issued or delayed delivery basis)	113,412,125
Variation margin payable	1,828,892
Shares of beneficial interest redeemed	1,429,946
Distribution and service plan fees	375,467
Transfer and shareholder servicing agent fees	207,393
Shareholder communications	103,908
Trustees’ compensation	81,062
Other	367,485

Total liabilities	140,810,800

Net Assets	$2,454,767,178

Composition of Net Assets
Par value of shares of beneficial interest	$449,575

Additional paid-in capital	2,444,017,008

Accumulated net investment income	119,930,049

Accumulated net realized loss on investments and foreign currency transactions	(84,048,360)

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(25,581,094)

Net Assets	$2,454,767,178

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $738,740,778 and 137,365,988 shares of beneficial interest outstanding)	$5.38

Service Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,716,026,400 and 312,209,152 shares of beneficial interest outstanding)	$5.50

See accompanying Notes to Consolidated Financial Statements.

35      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF OPERATIONS    For the Year Ended December 31, 2013

Allocation of Income and Expenses from master funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$5,252,251
Dividends	2,586
Net Expenses	(272,412)

Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	4,982,425

Net investment income allocated from Oppenheimer Master Loan Fund, LLC
Interest	6,380,556
Dividends	2,953
Net Expenses	(312,486)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	6,071,023

Total allocation of net investment income from master funds	11,053,448

Investment Income
Interest:
Unaffiliated companies (net of foreign withholding taxes of $35,402)	128,718,858

Fee income on when-issued securities	6,920,497

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $62,351)	433,942
Affiliated companies	134,675

Total investment income	136,207,972

Expenses
Management fees	14,537,604

Distribution and service plan fees—Service shares	4,498,180

Transfer and shareholder servicing agent fees:
Non-Service shares	736,800
Service shares	1,799,541

Shareholder communications:
Non-Service shares	135,204
Service shares	324,360

Custodian fees and expenses	347,858

Trustees’ compensation	75,220

Other	314,494

Total expenses	22,769,261
Less waivers and reimbursements of expenses	(637,303)

Net expenses	22,131,958

Net Investment Income	125,129,462

36      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies (includes premiums on options and swaptions exercised)	$(12,484,014)
Closing and expiration of option contracts written	9,039,937
Closing and expiration of futures contracts	(15,395,253)
Closing and expiration of swaption contracts written	(2,229,547)
Foreign currency transactions	(40,780,206)
Swap contracts	(4,082,177)

Net realized gain allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	42,005
Oppenheimer Master Loan Fund, LLC	5,434,614

Net realized gain	(60,454,641)

Net change in unrealized appreciation/depreciation on:
Investments	(55,705,514)
Translation of assets and liabilities denominated in foreign currencies	(13,713,694)
Futures contracts	(1,271,632)
Option contracts written	(50,307)
Swap contracts	402,759
Swaption contracts written	(1,501,532)

Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	1,990,398
Oppenheimer Master Loan Fund, LLC	(3,700,722)

Net change in unrealized appreciation/depreciation	(73,550,244)

Net Decrease in Net Assets Resulting from Operations	$(8,875,423)

1. The Fund invests in certain affiliated funds that expect to be treated as partnerships for tax purposes. See Note 1 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

37      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2013	December 31, 2012[1]

Operations
Net investment income	$125,129,462	$140,214,643

Net realized gain (loss)	(60,454,641)	(35,412,937)

Net change in unrealized appreciation/depreciation	(73,550,244)	192,342,982

Net increase (decrease) in net assets resulting from operations	(8,875,423)	297,144,688

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(36,272,242)	(41,097,829)
Service shares	(83,922,335)	(95,632,597)

	(120,194,577)	(136,730,426)

Distributions from net realized gain:
Non-Service shares	—	(7,582,316)
Service shares	—	(18,415,501)

	—	(25,997,817)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	33,900,242	56,198,952
Service shares	(32,780,220)	139,111,661

	1,120,022	195,310,613

Net Assets
Total increase (decrease)	(127,949,978)	329,727,058

Beginning of period	2,582,717,156	2,252,990,098

End of period (including accumulated net investment income of $119,930,049 and $132,294,431, respectively)	$2,454,767,178	$2,582,717,156

1. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

38      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December	December	December	December	December
	31, 2013	31, 2012[1]	30, 2011[1,2]	31, 2010	31, 2009

Per Share Operating Data
Net asset value, beginning of period	$5.67	$5.38	$5.58	$5.30	$4.49

Income (loss) from investment operations:
Net investment income[3]	0.28	0.33	0.36	0.34	0.30
Net realized and unrealized gain (loss)	(0.29)	0.36	(0.31)	0.40	0.53

Total from investment operations	(0.01)	0.69	0.05	0.74	0.83

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.28)	(0.34)	(0.18)	(0.46)	(0.02)
Distributions from net realized gain	0.00	(0.06)	(0.07)	0.00	0.00[4]

Total dividends and distributions to shareholders	(0.28)	(0.40)	(0.25)	(0.46)	(0.02)

Net asset value, end of period	$5.38	$5.67	$5.38	$5.58	$5.30

Total Return, at Net Asset Value[5]	(0.13)%	13.53%	0.85%	14.97%	18.83%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$738,741	$741,996	$648,084	$771,755	$757,772

Average net assets (in thousands)	$734,707	$690,351	$694,868	$737,071	$681,926

Ratios to average net assets:[6,7]
Net investment income	5.12%	6.01%	6.50%	6.47%	6.20%
Total expenses[8]	0.74%	0.77%	0.77%	0.75%	0.67%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.72%	0.71%	0.71%	0.71%	0.64%

Portfolio turnover rate[9]	107%	78%	49%	99%	110%

1. Certain amounts have been restated to reflect a change in a method of accounting. See Note 1 of the accompanying Consolidated Notes.

2. December 30, 2011 represents the last business day of the Fund’s 2011 reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

8. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2013	0.74%
Year Ended December 31, 2012	0.77%
Year Ended December 30, 2011	0.77%
Year Ended December 31, 2010	0.75%
Year Ended December 31, 2009	0.68%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2013	$4,294,357,677	$4,679,296,373
Year Ended December 31, 2012	$3,862,820,437	$3,466,796,233
Year Ended December 31, 2011	$1,050,654,783	$1,039,506,614
Year Ended December 31, 2010	$1,034,550,699	$1,085,289,655
Year Ended December 31, 2009	$1,909,574,925	$1,836,038,328

See accompanying Notes to Consolidated Financial Statements.

39      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED FINANCIAL HIGHLIGHTS    Continued

Service Shares	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 30,	December 31,	December 31,
	2013	2012[1]	2011[1,2]	2010	2009

Per Share Operating Data
Net asset value, beginning of period	$5.79	$5.49	$5.68	$5.38	$4.56

Income (loss) from investment operations:
Net investment income[3]	0.27	0.33	0.35	0.33	0.29
Net realized and unrealized gain (loss)	(0.29)	0.36	(0.31)	0.42	0.54

Total from investment operations	(0.02)	0.69	0.04	0.75	0.83

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	(0.33)	(0.16)	(0.45)	(0.01)
Distributions from net realized gain	0.00	(0.06)	(0.07)	0.00	0.00[4]

Total dividends and distributions to shareholders	(0.27)	(0.39)	(0.23)	(0.45)	(0.01)

Net asset value, end of period	$5.50	$5.79	$5.49	$5.68	$5.38

Total Return, at Net Asset Value[5]	(0.37)%	13.15%	0.65%	14.77%	18.41%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,716,026	$1,840,721	$1,604,906	$1,670,340	$3,656,726

Average net assets (in thousands)	$1,794,640	$1,715,995	$1,673,715	$2,485,427	$3,143,836

Ratios to average net assets:[6,7]
Net investment income	4.88%	5.76%	6.25%	6.15%	5.95%
Total expenses[8]	0.99%	1.02%	1.02%	0.99%	0.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.97%	0.96%	0.96%	0.95%	0.89%

Portfolio turnover rate[9]	107%	78%	49%	99%	110%

1. Certain amounts have been restated to reflect a change in a method of accounting. See Note 1 of the accompanying Consolidated Notes.

2. December 30, 2011 represents the last business day of the Fund’s 2011 reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

8. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2013	0.99%
Year Ended December 31, 2012	1.02%
Year Ended December 30, 2011	1.02%
Year Ended December 31, 2010	0.99%
Year Ended December 31, 2009	0.93%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2013	$4,294,357,677	$4,679,296,373
Year Ended December 31, 2012	$3,862,820,437	$3,466,796,233
Year Ended December 31, 2011	$1,050,654,783	$1,039,506,614
Year Ended December 31, 2010	$1,034,550,699	$1,085,289,655
Year Ended December 31, 2009	$1,909,574,925	$1,836,038,328

See accompanying Notes to Consolidated Financial Statements.

40      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  December 31, 2013

1. Significant Accounting Policies

Oppenheimer Global Strategic Income Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s main investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Change in Method of Accounting. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. Prior to June 28, 2013, the Subsidiary was shown as an investment of the Fund on the Statement of Investments and the financial statements of the Subsidiary were presented along with the Fund. The staff of the Securities and Exchange Commission has recently commented on their preference to have wholly-owned Cayman investment funds consolidated into the parent fund’s financial statements. Management of the Fund implemented the change in policy because it is a more effective method of providing transparency into the Fund’s holdings and operations. Accordingly, as a result of the change in method of accounting, the Fund consolidates the assets and liabilities as well as the operations of the Subsidiary within its financial statements. The result of the policy change did not have an impact on total net assets of the Fund, however it resulted in the following changes to the financial statements. As of the beginning of the Fund’s fiscal period, the financial statement line items on the Consolidated Statement of Assets and Liabilities were affected by the change as follows: cash increased $1,455,203; payables and other liabilities increased $20,236 and investments at value, wholly-owned subsidiary decreased $1,434,967. For the year ended December 31, 2013, the financial statement line items on the Consolidated Statements of Operations and Changes in Net Assets were affected by the change as follows: net investment income includes a net investment loss from the Subsidiary of $44,838. For the year ended December 31, 2012, the following changes were made to the Consolidated Statement of Changes in Net Assets: net investment income decreased $47,552 and net change in unrealized appreciation increased by $47,552. The changes to the Consolidated Financial Highlights were immaterial.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of December 31, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$113,411,571
Sold securities	16,310,026

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

41      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS      Continued

1. Significant Accounting Policies (Continued)

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of December 31, 2013 is as follows:

Cost	$14,336,764
Market Value	$512,683
Market value as % of Net Assets	0.02%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

Investment in Oppenheimer Global Strategic Income Fund (Cayman) Ltd. The Fund may invest up to 25% of its total assets in Oppenheimer Global Strategic Income Fund (Cayman) Ltd., a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). The Subsidiary invests primarily in commodity-linked derivatives (including commodity related futures, options and swap contracts), exchange traded funds and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Subsidiary’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income. For the year ended December 31, 2013, the Subsidiary has a deficit of $44,838 in its taxable earnings and profits. In addition, any in-kind capital contributions made by the Fund to the Subsidiary will result in the Fund recognizing taxable gain to the extent of unrealized gain, if any, on securities transferred to the Subsidiary while any unrealized losses on securities so transferred will not be recognized at the time of transfer.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At December 31, 2013, the Fund owned 15,000 shares with a market value of $1,390,129.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The Fund’s investments in the Master Funds are included in the

42      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

1. Significant Accounting Policies (Continued)

Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$107,064,959	$—	$74,011,395	$20,642,222

1. As of December 31, 2013, the Fund had $73,775,870 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2015	$5,751,368
2016	3,339,490
No expiration	64,685,012

Total	$73,775,870

Of these losses, $10,018,470 are subject to Sec. 382 loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $3,339,490 per year.

2. The Fund had $235,525 of straddle losses which were deferred.

3. During the fiscal year ended December 31, 2013, the Fund utilized $3,174,670 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended December 31, 2012, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2013. Net assets of the Fund were unaffected by the reclassifications.

43      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS      Continued

1. Significant Accounting Policies (Continued)

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments

$157,579	$17,299,267	$17,141,688

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

	Year Ended	Year Ended
	December 31, 2013	December 31, 2012

Distributions paid from:
Ordinary income	$120,194,577	$148,472,568
Long-term capital gain	—	14,255,675

Total	$120,194,577	$162,728,243

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,504,305,329
Federal tax cost of other investments	116,289,387

Total federal tax cost	$2,620,594,716

Gross unrealized appreciation	$80,330,827
Gross unrealized depreciation	(100,973,049)

Net unrealized appreciation	$(20,642,222)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

44      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

1. Significant Accounting Policies (Continued)

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

45      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS      Continued

2. Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities as of December 31, 2013 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
`	Quoted Prices	Observable Inputs	Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$56,761,192	$16,206,250	$72,967,442
Mortgage-Backed Obligations	—	481,396,692	4,005	481,400,697
U.S. Government Obligations	—	179,687,811	—	179,687,811
Foreign Government Obligations	—	585,663,511	—	585,663,511
Corporate Loans	—	58,748,257	—	58,748,257
Corporate Bonds and Notes	—	903,721,421	5,631,399	909,352,820
Preferred Stocks	—	2,479,922	—	2,479,922
Common Stocks	1,797,487	1,428,674	15,296	3,241,457
Structured Securities	—	13,379,550	10,216,769	23,596,319
Rights, Warrants and Certificates	—	—	—	—
Investment Companies	81,193,113	81,164,360	—	162,357,473
Over-the-Counter Credit Default Swaptions Purchased	—	8,816	—	8,816
Over-the-Counter Interest Rate Swaptions Purchased	—	5,522,068	—	5,522,068
Over-the-Counter Options Purchased	—	599,013	—	599,013

Total Investments, at Value	82,990,600	2,370,561,287	32,073,719	2,485,625,606
Other Financial Instruments:
Swaps, at value	—	815,914	—	815,914
Variation margin receivable	9,655	1,080,427	—	1,090,082
Foreign currency exchange contracts	—	13,161,850	—	13,161,850

Total Assets	$83,000,255	$2,385,619,478	$32,073,719	$2,500,693,453

46      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

2. Securities Valuation (Continued)

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(514,773)	$—	$(514,773)
Options written, at value	—	(395,629)	—	(395,629)
Variation margin payable	(510,796)	(1,318,096)	—	(1,828,892)
Foreign currency exchange contracts	—	(16,369,483)	—	(16,369,483)
Swaptions written, at value	—	(5,724,637)	—	(5,724,637)

Total Liabilities	$(510,796)	$(24,322,618)	$—	$(24,833,414)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfer into	Transfer out of	Transfers into	Transfers out of
	Level 2*	Level 2**	Level 3**	Level 3*

Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$501,705	$—	$—	$(501,705)
Corporate Bonds and Notes	—	(5,706,055)	5,706,055	—
Common Stocks	2,527,654	—	—	(2,527,654)
Structured Securities	11,214,572	(8,108,523)	8,108,523	(11,214,572)

Total Assets	$14,243,931	$(13,814,578)	$13,814,578	$(14,243,931)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

** Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

			Change in
	Value as of		unrealized	Accretion/
	December 31,	Realized Gain	appreciation/	(amortization) of
	2012	(Loss)	depreciation	premium/discount[a]	Purchase

Assets Table
Investments, at Value:
Asset-Backed Securities	$13,833,500	$—	$2,290,146	$82,604	$—
Mortgage-Backed Obligations	4,785,844	111,377	(208,925)	8,834	—
Corporate Loans	4,212,575	607,187	37,738	—	—
Corporate Bonds and Notes	1,357,068	71,658	(909,971)	248,927	—
Preferred Stocks	2,778,825	(316,640)	926,275	—	—
Common Stocks	2,939,696	(3,172,089)	1,235,343	—	2,166,442
Structured Securities	19,537,403	(7,191,482)	7,076,576	174,652	—
Rights, Warrants and Certificates	816	—	(816)	—	—

Total Assets	$49,445,727	$(9,889,989)	$10,446,366	$515,017	$2,166,442

				Value as of
		Transfer into	Transfers out of	December 31,
	Sales	Level 3	Level 3	2013

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$—	$—	$16,206,250
Mortgage-Backed Obligations	(4,191,420)	—	(501,705)	4,005
Corporate Loans	(4,857,500)	—	—	—
Corporate Bonds and Notes	(842,338)	5,706,055	—	5,631,399
Preferred Stocks	(3,388,460)	—	—	—
Common Stocks	(626,442)	—	(2,527,654)	15,296
Structured Securities	(6,274,331)	8,108,523	(11,214,572)	10,216,769
Rights, Warrants and Certificates	—	—	—	—

Total Assets	$(20,180,491)	$13,814,578	$(14,243,931)	$32,073,719

a. Included in net investment income.

The total change in unrealized appreciation/depreciation included in the Consolidated Statement of Operations attributable to Level 3 investments still held at December 31, 2013:

47      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS      Continued

2. Securities Valuation (Continued)

Change in
unrealized
appreciation/
depreciation

Assets Table
Investments, at Value:
Asset-Backed Securities	$2,290,146
Mortgage-Backed Obligations	(1,335)
Corporate Bonds and Notes	(856,952)
Common Stocks	(1,810,858)
Structured Securities	(611,425)
Rights, Warrants and Certificates	(816)

Total Assets	$(991,240)

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 as of December 31, 2013:

	Value as of December 31, 2013	Valuation Technique	Unobservable input	Range of Unobservable Inputs	Unobservable Input Used

Assets Table
Investments, at Value:
Asset-Backed Securities	$16,206,250	Broker quotes	N/A	N/A	N/A	(a)
Mortgage-Backed Obligations	4,005	Broker quotes	N/A	N/A	N/A	(a)
Corporate Bonds and Notes	5,190,399	Broker quotes	N/A	N/A	N/A	(a)
Corporate Bonds and Notes	441,000	Pricing service	N/A	N/A	N/A	(a)
Common Stock	15,296	Discounted cash flow	Future distributions Probability of payment	$0-14.01/share 75%-100%	$13.055/share 76.8%	(b)
Structured Securities	2,998	Estimated Recovery proceeds	Probability of receipt of legal fees holdback	N/A	50%	(c)
Structured Securities	10,213,771	Broker quotes	N/A	N/A	N/A	(a)

Total	$32,073,719

(a) Securities classified as Level 3 whose unadjusted values were provided by a pricing service or broker-dealer for which such inputs are unobservable. The Manager periodically reviews pricing vendor and broker methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service or broker.

(b) The Fund fair values certain cash distributions to be received as a result of a merger on common stock held using discounts to reflect the uncertainty of the future anticipated distributions. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. A significant increase (decrease) in the future distribution amount, or a significant increase (decrease) to the probability of payment rate, will result in a significant increase (decrease) to the fair value of the investment.

(c) The Fund fair values certain structured securities using a discount to the legal fees that have been withheld for litigation. A significant increase (decrease) to the estimated probability of cash flows resulting from the litigation proceedings will result in a significant increase (decrease) to the value of the investment.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	20,825,193	$114,175,644	11,893,556	$65,980,860
Dividends and/or distributions reinvested	6,754,607	36,272,242	9,254,780	48,680,145
Acquisition—Note 8	—	—	9,127,251	50,838,789
Redeemed	(21,107,392)	(116,547,644)	(19,793,962)	(109,300,842)

Net increase	6,472,408	$33,900,242	10,481,625	$56,198,952

Service Shares
Sold	32,262,956	$181,229,821	29,727,051	$168,387,762
Dividends and/or distributions reinvested	15,286,400	83,922,335	21,198,531	114,048,098
Acquisition—Note 8	—	—	10,563,745	60,107,709
Redeemed	(53,354,375)	(297,932,376)	(35,968,087)	(203,431,908)

Net increase (decrease)	(5,805,019)	$(32,780,220)	25,521,240	$139,111,661

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2013 were as follows:

48      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

4. Purchases and Sales of Securities (Continued)

	Purchases	Sales

Investment securities	$2,030,154,806	$2,391,464,675
U.S. government and government agency obligations	374,881,299	372,621,062
To Be Announced (TBA) mortgage-related securities	4,294,357,677	4,679,296,373

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule Through October 31, 2013
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Over $1 billion	0.50

Fee Schedule Effective November 1, 2013
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.50
Over $5 billion	0.48

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreements, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fees paid to the Sub-Adviser are paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Consolidated Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.75% for Non-Service shares and 1.00% for Service shares.

The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees. During the year ended December 31, 2013, the Manager waived $10,567.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF, Oppenheimer Ultra-Short Duration Fund and the Master Funds. During the year ended December 31, 2013, the Manager waived fees and/or reimbursed the Fund $626,736 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total

49      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS      Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the year ended December 31, 2013, the Fund had daily average contract amounts on forward contracts to buy and sell of $386,123,324 and $719,427,740, respectively.

50      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts on various currencies to increase exposure to foreign exchange rate risk.

The Fund has sold futures contracts on various currencies to decrease exposure to foreign exchange rate risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

During the year ended December 31, 2013, the Fund had an ending monthly average market value of $161,911,816 and $322,693,569 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the year ended December 31, 2013, the Fund had an ending monthly average market value of $1,412,133 and $335,772 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a

51      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS      Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the year ended December 31, 2013, the Fund had an ending monthly average market value of $355,823 and $848,248 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the year ended December 31, 2013 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums

Options outstanding as of December 31, 2012	1,635,535,942	$745,170	2,145,319,399	$979,485
Options written	81,589,860,439	8,258,624	98,258,557,737	11,050,089
Options closed or expired	(62,554,926,381)	(6,562,231)	(57,555,742,136)	(7,072,790)
Options exercised	(19,849,030,000)	(2,088,103)	(41,381,840,000)	(4,406,397)

Options outstanding as of December 31, 2013	821,440,000	$353,460	1,466,295,000	$550,387

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. Daily changes in the value of cleared swaps are reported as variation margin receivable or payable on the Consolidated Statement of Assets and Liabilities. The values of OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the

52      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

6. Risk Exposures and the Use of Derivative Instruments (Continued)

difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the year ended December 31, 2013, the Fund had ending monthly average notional amounts of $19,982,295 and $12,165,396 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the year ended December 31, 2013, the Fund had ending monthly average notional amounts of $50,292,598 and $114,889,632 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

For the year ended December 31, 2013, the Fund had ending monthly average notional amounts of $20,287,797 and $13,379,714 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of December 31, 2013, the Fund had no such total return swap agreements outstanding.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be

53      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay the measured volatility and receive a fixed rate payment. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay a fixed rate payment and receive the measured volatility. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

For the year ended December 31, 2013, the Fund had ending monthly average notional amounts of $166,220 and $177,344 on volatility swaps which pay measured volatility/variance and volatility swaps which receive measured volatility/variance, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of December 31, 2013, the Fund had no such volatility swap agreements outstanding.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or, indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the year ended December 31, 2013, the Fund had an ending monthly average market value of $5,208,861 and $6,332,060 on purchased and written swaptions, respectively.

Written swaption activity for the year ended December 31, 2013 was as follows:

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6. Risk Exposures and the Use of Derivative Instruments (Continued)

	Call Swaptions
	Notional Amount	Amount of Premiums

Swaptions outstanding as of December 31, 2012	253,267,387	$5,033,479
Swaptions written	3,356,075,000	22,545,183
Swaptions closed or expired	(2,975,137,387)	(22,114,856)
Swaptions exercised	(161,660,000)	(1,388,325)

Swaptions outstanding as of December 31, 2013	472,545,000	$4,075,481

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of December 31, 2013, the Fund has required certain counterparties to post collateral of $12,147,197.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS      Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral posted for the benefit of the Fund at December 31, 2013.

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amount of Assets in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$5,980,152	$ (5,912,652)	$ —	$ —	$ 67,500
Barclays Bank plc	1,694,594	(1,694,594)	—	—	—
BNP Paribas	782,538	(461,942)	(320,596)	—	—
Citibank NA	1,633,126	(1,633,126)	—	—	—
Credit Suisse International	592,301	(16,976)	(452,040)	—	123,285
Deutsche Bank Securities, Inc.	260,517	(260,517)	—	—	—
Goldman Sachs Bank USA	1,936,905	(1,439,000)	(304,525)	—	193,380
Goldman Sachs Group, Inc. (The)	1,442,214	(933,023)	(509,191)	—	—
HSBC Bank USA NA	450,200	(292,197)	—	—	158,003
JPMorgan Chase Bank NA	3,397,141	(3,397,141)	—	—	—
Morgan Stanley Capital Services, Inc.	704,131	(543,751)	(160,380)	—	—
RBS Greenwich Capital	516,277	(336,403)	—	—	179,874
UBS AG	717,565	(279,384)	(429,024)	—	9,157

	$20,107,661	$ (17,200,706)	$ (2,175,756)	$ —	$ 731,199

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at December 31, 2013.

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amount of Liabilities in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$ (5,912,652)	$ 5,912,652	$ —	$ —	$ —
Barclays Bank plc	(3,336,041)	1,694,594	1,169,421	—	(472,026)
BNP Paribas	(461,942)	461,942	—	—	—
Citibank NA	(4,792,638)	1,633,126	1,326,938	—	(1,832,574)
Credit Suisse International	(16,976)	16,976	—	—	—
Deutsche Bank Securities, Inc.	(959,709)	260,517	699,192	—	—
Goldman Sachs Bank USA	(1,439,000)	1,439,000	—	—	—
Goldman Sachs Group, Inc. (The)	(933,023)	933,023	—	—	—
HSBC Bank USA NA	(292,197)	292,197	—	—	—
JPMorgan Chase Bank NA	(3,700,806)	3,397,141	—	—	(303,665)
Morgan Stanley Capital Services, Inc.	(543,751)	543,751	—	—	—
RBS Greenwich Capital	(336,403)	336,403	—	—	—
UBS AG	(279,384)	279,384	—	—	—

	$ (23,004,522)	$ 17,200,706	$ 3,195,551	$ —	$ (2,608,265)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund to an individual counterparty. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities as of December 31, 2013:

56      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

6. Risk Exposures and the Use of Derivative Instruments (Continued)

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value

Credit contracts	Swaps, at value	$458,526		Swaps, at value	$166,408
Interest rate contracts	Swaps, at value	357,388		Swaps, at value	348,365
Credit contracts				Variation margin payable	738,350	*
Interest rate contracts	Variation margin receivable	1,090,082	*	Variation margin payable	1,090,542	*
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	13,161,850		Unrealized appreciation on foreign currency exchange contracts	16,369,483
Foreign exchange contracts				Options, written at value	395,629
Credit contracts				Swaptions, written at value	86,090
Interest rate contracts				Swaptions, written at value	5,638,547
Credit contracts	Investments, at value	8,816	**
Foreign exchange contracts	Investments, at value	599,013	**
Interest rate contracts	Investments, at value	5,522,068	**

Total		$21,197,743			$24,833,414

* Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

** Amounts relate to purchased option contracts and purchased swaption contracts.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies (including permiums on options and swaptions exercised)*	Closing and expiration of swaption contracts written	Closing and expiration of option contract written	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total

Credit contracts	$(299,064)	$516,688	$—	$—	$—	$(495,275)	$(277,651)
Equity contracts	—	—	—	(2,398,233)	—	3,049,555	651,322
Foreign exchange contracts	4,439,021	—	7,482,224	91,386	5,903,083	—	17,915,714
Interest rate contracts	2,558,326	(2,746,235)	1,557,713	(13,202,185)	—	(1,575,838)	(13,408,219)
Volatility contracts	—	—	—	113,779	—	(5,060,619)	(4,946,840)

Total	$6,698,283	$(2,229,547)	$9,039,937	$(15,395,253)	$5,903,083	$(4,082,177)	$(65,674)

* Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investments*	Swaption contracts written	Option contract written	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total

Credit contracts	$(91,938)	$(20,867)	$—	$—	$—	$163,107	$50,302
Equity contracts	—	—	—	634,228	—	(420,204)	214,024
Foreign exchange contracts	(30,605)	—	(65,106)	51,728	(2,572,709)	—	(2,616,692)
Interest rate contracts	7,119,272	(1,480,665)	14,799	(1,957,588)	—	97,341	3,793,159
Volatility contracts	—	—	—	—	—	562,515	562,515

Total	$6,996,729	$(1,501,532)	$(50,307)	$(1,271,632)	$(2,572,709)	$402,759	$2,003,308

* Includes purchased option contracts and purchased swaption contracts, if any.

7. Restricted Securities

As of December 31, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

8. Acquisition of Oppenheimer High Income Fund/VA

On October 25, 2012, the Fund acquired all of the net assets of Oppenheimer High Income Fund/VA at a fair market value, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer High Income Fund/VA shareholders on September 14, 2012. The purpose of this acquisition is to combine two funds with similar investment objectives, strategies and risks to allow shareholders to benefit from greater asset growth potential as well as lowered total expenses.

The transaction qualified as a tax-free reorganization, (the “merger”) for federal income tax purposes allowing the Fund to use the original cost basis of the investments received to calculate subsequent gains and losses for tax reporting purposes.

57    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

8. Acquisition of Oppenheimer High Income Fund/VA (Continued)

Details of the merger are shown in the following table:

	Exchange Ratio to One Share of the Oppenheimer High Income Fund/VA	Shares of Beneficial Interest Issued by the Fund	Value of Issued Shares of Beneficial Interest	Combined Net Assets on October 25, 2012[1]

Non-Service	0.3227303411	8,294,514	$46,200,443	$ 739,622,804
Service	0.3184024605	9,433,727	$53,677,909	$ 1,819,058,909
Class 3	0.3263655296	832,737	$ 4,638,346	See Non-Service shares above
Class 4	0.3240643234	1,130,018	$ 6,429,800	See Service shares above

1. The net assets acquired included net unrealized depreciation of $3,949,765 and an unused capital loss carryforward of $225,414,822, potential utilization subject to tax limitations.

9. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On January 7, 2014, the appellate court affirmed the trial court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

58    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer Global Strategic Income Fund/VA (a separate series of Oppenheimer Variable Account Funds) and subsidiary, including the consolidated statement of investments, as of December 31, 2013, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Strategic Income Fund/VA and subsidiary as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, Oppenheimer Global Strategic Income Fund /VA has elected to change its method of accounting for its investment in Oppenheimer Global Strategic Income Fund /VA (Cayman) Ltd., a wholly-owned investment company.

KPMG LLP

Denver, Colorado

February 19, 2014

59    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2014, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2013.

Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2013 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 0.25% to arrive at the amount eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

60    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Arthur Steinmetz, Krishna Memani, Sara Zervos and Jack Brown, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other multisector bond funds underlying variable insurance products. The Board considered that the Fund outperformed its category median during the one-, three- and ten-year periods, although the Fund underperformed its category median during the five-year period. The Board also considered that for the one-year period the Fund’s performance was in the first quintile of its performance category.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other multisector bond funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses were lower than its peer group median (after waivers) and lower than its category median. The Board also considered that the Fund’s contractual management fee was lower than its respective peer group median and category median. Within the total asset range of $2 billion to $5 billion, the Fund’s effective rate was lower than its peer group median and category median. The Board noted that the Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.75% for Non-Service Shares and 1.00% for Service Shares. This voluntary expense limitation may be amended or withdrawn at any time without prior notice to shareholders.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow. Based on the Board’s evaluation, the Managers agreed to a revised breakpoint schedule as negotiated by the Board that, effective November 2013, includes an additional fee breakpoint of 0.48% for assets in excess of $5 billion.

61    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

62    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

63    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Year of Birth: 1938	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1993) Year of Birth: 1942	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc.

64    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Robert J. Malone, Continued	(real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 43 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Emeritus Trustee (since 2006), Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Year of Birth: 1958

Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 90 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Steinmetz, Memani, Gabinet and Mss. Zervos and Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Brown, Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

65    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

Arthur P. Steinmetz, Vice President (since 1993) Year of Birth: 1958	President of the Manager (since May 2013); Director of the Manager (since January 2013); President and Director of OFI SteelPath, Inc. (since January 2013);Chief Investment Officer of the OppenheimerFunds advisory entities (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Krishna Memani, Vice President (since 2009) Year of Birth: 1960	President of the Sub-Adviser (since January 2013); Executive Vice President of the Manager (since January 2014) and Chief Investment Officer of the OppenheimerFunds advisory entities (since January 2014). Chief Investment Officer, Fixed Income of the Sub-Adviser (January 2013-December 2013); Head of the Investment Grade Fixed Income Team of the Sub-Adviser (March 2009-January 2014); Director of Fixed Income of the Sub-Adviser (October 2010-December 2012); Senior Vice President of the Sub-Adviser (March 2009-December 2012) and Senior Vice President of OFI Global Institutional, Inc. (April 2009-December 2012). Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Sara J. Zervos, Ph.D. Vice President (since 2010) Year of Birth: 1969	Senior Vice President of the Sub-Adviser (since January 2011); Head of the Global Debt Team (since October 2010) and the team’s Director of International Research. Ms. Zervos serves on the Board of the Emerging Market Trade Association (EMTA) (since January 2014) and is a member of the Federal Reserve Bank of New York Foreign Exchange Committee (since January 2014). Vice President of the Sub-Adviser (April 2008-December 2010). Portfolio manager with Sailfish Capital Management (May 2007-February 2008) and a portfolio manager for emerging market debt at Dillon Read Capital Management and OTA Asset Management (June 2004-April 2007). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Jack Brown, Vice President (since 2013) Year of Birth: 1973	Vice President of the Sub-Adviser (since May 2009) and was a senior analyst for the High Yield Corporate Debt team (from 2000-2012). He joined the Sub-Adviser (in 1995) and has held numerous positions including fixed income liaison, analyst and senior analyst. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 90 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 90 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 90 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 90 portfolios in the OppenheimerFunds complex.

66    OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2014 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

December 31, 2013
Oppenheimer Equity Income Fund/VA* A Series of Oppenheimer Variable Account Funds	Annual Report

ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Financial Statements *Prior to 4/30/13, the Fund name was Oppenheimer Value Fund/VA

Portfolio Manager: Michael S. Levine, CFA1

Average Annual Total Returns

For the Periods Ended 12/31/13

	1-Year	5-Year	10-Year
Non-Service Shares	28.93%	19.66%	8.61%

	1-Year	5-Year	Since Inception (9/18/06)
Service Shares	28.70%	16.17%	4.67%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

1. Effective April 30, 2013.

TOP TEN COMMON STOCK HOLDINGS
Citigroup, Inc.	4.0%
Apple, Inc.	3.9
JPMorgan Chase & Co.	3.8
General Motors Co.	2.5
Chevron Corp.	2.5
Ford Motor Co.	2.4
General Electric Co.	1.9
Microsoft Corp.	1.9
Merck & Co., Inc.	1.7
MetLife, Inc.	1.7

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2013, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2013, and are based on the total market value of common stocks.

2    OPPENHEIMER EQUITY INCOME FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a total return of 28.93% during the one-year reporting period ended December 31, 2013, underperforming the Russell 1000 Value Index (the “Index”), which returned 32.53% during the same period. The Fund’s underperformance stemmed primarily from weaker relative stock selection in the information technology, health care, consumer discretionary and financials sectors. The Fund outperformed the Index in the consumer staples sector, where favorable stock selection benefited. During the reporting period, the Fund also underperformed the S&P 500 Index, which returned 32.39%.

MARKET OVERVIEW

Equities in the U.S. and developed markets throughout the world delivered strong performance in 2013. Accommodative monetary policies on the part of central banks in the U.S., Europe and Japan, combined with supportive equity valuations relative to bonds, were instrumental in this performance. Signs that the U.S. economy was on the mend, demonstrated by rising house prices, also helped sentiment toward stocks. While equities performed well for the year, numerous concerns remained. Namely, in late May, relatively hawkish remarks by Federal Reserve (“Fed”) chairman Ben Bernanke were widely interpreted as a signal that U.S. monetary policymakers would begin to back away from their quantitative easing program sooner than expected, sparking heightened volatility in financial markets throughout the world. Additionally, fears began to creep into the market about a possible slowdown in the world’s emerging economies. However, market conditions generally stabilized over the summer of 2013. While the Fed unexpectedly refrained from reducing its monthly bond purchases in September, in December, the Central Bank announced that it would reduce its monthly bond purchases by $10 billion, from $85 billion to $75 billion, starting in January 2014. The Fed also announced that it would continue to hold short-term interest rates at very low levels until unemployment in the United States subsided below 6.5%. This was lower than its earlier 7% target.

TOP INDIVIDUAL CONTRIBUTORS

The Fund’s strongest performing holding during the reporting period was drug store operator Walgreen Co. In 2012, the company acquired a 45% stake in European pharmacy chain Alliance Boots. Synergies between the companies appeared strong during the period. Also benefiting performance were energy stock Chevron Corp. and numerous financial firms, including JPMorgan Chase & Co., The Goldman Sachs Group, Inc. and MetLife, Inc. Oil company Chevron’s stock was driven partly by higher refining profitability and a rise in upstream volumes. The financials sector in general performed well as the ongoing, albeit modest, improvement in the economy – largely driven by the continued health of the housing sector – has led to lower foreclosures, increased credit quality, and rising demand for mortgages. JPMorgan Chase also benefited from improved investor sentiment. Over the fourth quarter of 2013, management announced several litigation and regulatory settlements that largely addressed the overhang of “headline” risk that has plagued the stock. Although the total settlement sum is large in absolute terms, it is less than the dollar amount currently reserved for on JPMorgan’s balance sheet. Goldman Sachs saw an increase in underwriting services and its investment banking business performed solidly. Goldman Sachs also took a number of cost-cutting measures during the period. MetLife is a leading life insurance company that benefited from rising interest rates, which can potentially benefit future earnings. At period end, we continue to like MetLife due to its modest valuation and positive sensitivity to rising interest rates.

TOP INDIVIDUAL DETRACTORS

The most significant detractors from performance this reporting period were CYS Investments, Inc., NII Capital Corp. and CenturyLink, Inc. CYS Investments is an agency security real estate investment trust (REIT) that buys agency mortgage-backed securities and historically has had an above average dividend payout. While the recent increase in interest rates improves CYS’ ability to pay its dividend, it also hurts CYS’ book value as higher rates typically lead to lower bond prices. While book value may decline, we currently believe the recent sell off in the stock is overdone. NII Capital is a non-convertible corporate bond of NII Holdings, which is a holding company for the operations of Nextel Communications in select international markets. Our investment in NII Capital declined over the closing months of the period after NII Holdings announced job cuts and higher than anticipated subscriber losses in Mexico. CenturyLink is a leading telecom provider to both the rural market as well as enterprise customers. CenturyLink was perceived by the market to be one of the higher quality/safer high yielding telecommunications companies. Nevertheless, early in the period, the company decided to reduce its dividend to avoid any issues with the rating agencies. The company is redirecting the funds freed up from the cut toward share repurchases. However, the market was not pleased with the dividend cut and the stock declined sharply as a result.

STRATEGY & OUTLOOK

We are optimistic about the market as we look ahead to 2014. We expect the economy to continue to improve driven by an ongoing recovery in the housing market, still low interest rates and better consumer balance sheets. Corporate earnings should continue to grow in-line with an improving economy and dividends should increase in-line with earnings. We expect interest rates to grind higher during 2014 which should result in flat to negative returns for most fixed income asset classes and make equities look even more appealing. Wildcards remain, including the Middle East and Washington D.C., but overall we expect 2014 to be a good year for equities.

3    OPPENHEIMER EQUITY INCOME FUND/VA

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2013. In the case of Non-Service shares, performance is measured over a ten-fiscal-year period. In the case of Service shares, performance is measured from inception of the Class on September 18, 2006. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the Russell 1000 Value Index and the S&P 500 Index. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. Indices are unmanaged and cannot be purchased directly by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

4    OPPENHEIMER EQUITY INCOME FUND/VA

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5    OPPENHEIMER EQUITY INCOME FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire

6-month period ended December 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During 6 Months Ended December 31, 2013
Non-Service shares	$1,000.00	$1,137.80	$4.32
Service shares	1,000.00	1,136.00	5.67

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.17	4.08
Service shares	1,000.00	1,019.91	5.36

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2013 are as follows:

Class	Expense Ratios
Non-Service shares	0.80%
Service shares	1.05

The expense ratios reflect contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, unless approved by the Board of Trustees. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6    OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF INVESTMENTS   December 31, 2013

	Shares	Value
Common Stocks—87.7%
Consumer Discretionary—13.2%
Auto Components—1.5%
American Axle & Manufacturing Holdings, Inc.[1]	2,600	$53,170
Lear Corp.	1,350	109,310
		162,480
Automobiles—4.9%
Ford Motor Co.	17,500	270,025
General Motors Co.[1]	6,750	275,872
		545,897
Hotels, Restaurants & Leisure—0.4%
McDonald’s Corp.	425	41,238
Household Durables—1.3%
MDC Holdings, Inc.[1]	2,875	92,690
Standard Pacific Corp.[1]	6,750	61,088
		153,778
Media—0.9%
Comcast Corp., Special, Cl. A	2,000	99,760
Multiline Retail—2.7%
J.C. Penney Co., Inc.[1]	8,500	77,775
Kohl’s Corp.	1,750	99,313
Target Corp.	2,000	126,540
		303,628
Specialty Retail—1.5%
Best Buy Co., Inc.	1,750	69,790
Foot Locker, Inc.	2,500	103,600
		173,390
Consumer Staples—5.7%
Beverages—1.4%
Molson Coors Brewing Co., Cl. B, Non-Vtg., Cl. B	990	55,589
PepsiCo, Inc.	1,250	103,675
		159,264
Food & Staples Retailing—1.6%
Kroger Co. (The)	1,000	39,530
Walgreen Co.	2,250	129,240
		168,770
Food Products—1.5%
Archer-Daniels-Midland Co.	1,500	65,100
ConAgra Foods, Inc.	250	8,425
General Mills, Inc.	825	41,176
Pinnacle Foods, Inc.	1,630	44,760
		159,461
Household Products—0.5%
Procter & Gamble Co. (The)	650	52,917
Tobacco—0.7%
Philip Morris International, Inc.	900	78,417
Energy—11.2%
Energy Equipment & Services—2.3%
Baker Hughes, Inc.	525	29,011
Ensco plc, Cl. A	2,250	128,655
Halliburton Co.	1,750	88,813
		246,479
Oil, Gas & Consumable Fuels—8.9%
Apache Corp.	1,040	89,378
BP plc, Sponsored ADR	3,135	152,392
Chevron Corp.	2,200	274,802
CONSOL Energy, Inc.	450	17,118
Exxon Mobil Corp.	500	50,600
HollyFrontier Corp.	375	18,634
Kinder Morgan Management LLC[1]	480	36,317
Kinder Morgan, Inc.	5,000	180,000
Royal Dutch Shell plc, Cl. A, ADR	1,250	89,088
Williams Cos., Inc. (The)	1,750	67,498
		975,827
Financials—22.5%
Capital Markets—3.1%
Credit Suisse Group AG, ADR[1]	1,650	51,216
Goldman Sachs Group, Inc. (The)	1,000	177,260
Morgan Stanley	3,450	108,192
		336,668

	Shares	Value
Commercial Banks—0.8%
CIT Group, Inc.	1,250	$65,162
M&T Bank Corp.	90	10,478
Wells Fargo & Co.	175	7,945
		83,585
Diversified Financial Services—8.9%
Bank of America Corp.	2,500	38,925
Citigroup, Inc.	8,500	442,935
JPMorgan Chase & Co.	7,250	423,980
KKR Financial Holdings LLC	7,500	91,425
		997,265
Insurance—5.1%
ACE Ltd.	450	46,589
American International Group, Inc.	750	38,287
Assured Guaranty Ltd.	6,500	153,335
Everest Re Group Ltd.	375	58,451
MetLife, Inc.	3,500	188,720
XL Group plc, Cl. A	2,750	87,560
		572,942
Real Estate Investment Trusts (REITs)—4.6%
American Homes 4 Rent, Cl. A	1,500	24,300
Apollo Commercial Real Estate Finance, Inc.	4,000	65,000
Ashford Hospitality Prime, Inc.	250	4,550
Ashford Hospitality Trust, Inc.	3,750	31,050
Blackstone Mortgage Trust, Inc., Cl. A	125	3,391
CYS Investments, Inc.	6,125	45,386
Colony Financial, Inc.	4,750	96,377
Digital Realty Trust, Inc.	1,150	56,488
Rayonier, Inc.	1,050	44,205
Starwood Property Trust, Inc.	4,250	117,725
Two Harbors Investment Corp.	2,625	24,360
		512,832
Thrifts & Mortgage Finance—0.0%
Hudson City Bancorp, Inc.	300	2,829
Health Care—7.8%
Health Care Equipment & Supplies—0.8%
Baxter International, Inc.	775	53,901
Medtronic, Inc.	500	28,695
		82,596
Health Care Providers & Services—1.1%
UnitedHealth Group, Inc.	1,550	116,715
Pharmaceuticals—5.9%
AbbVie, Inc.	100	5,281
GlaxoSmithKline plc, Sponsored ADR	1,200	64,068
Johnson & Johnson	680	62,281
Merck & Co., Inc.	3,875	193,944
Pfizer, Inc.	6,000	183,780
Roche Holding AG, Sponsored ADR	100	7,020
Teva Pharmaceutical Industries Ltd., Sponsored ADR	3,425	137,274
		653,648
Industrials—5.6%
Aerospace & Defense—0.7%
General Dynamics Corp.	500	47,775
Textron, Inc.	1,000	36,760
		84,535
Airlines—1.1%
United Continental Holdings, Inc.[1]	3,250	122,948
Commercial Services & Supplies—0.5%
R.R. Donnelley & Sons Co.	3,000	60,840
Electrical Equipment—0.3%
General Cable Corp.	1,250	36,762
Industrial Conglomerates—1.9%
General Electric Co.[2]	7,500	210,225
Machinery—0.4%
Navistar International Corp.[1]	1,250	47,738
Marine—0.2%
Costamare, Inc.	1,500	27,405
Road & Rail—0.5%
CSX Corp.	1,750	50,347

7    OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF INVESTMENTS   Continued

	Shares	Value
Information Technology—8.2%
Communications Equipment—1.8%
Cisco Systems, Inc.	4,250	$95,412
QUALCOMM, Inc.	1,375	102,094
		197,506
Computers & Peripherals—4.0%
Apple, Inc.	775	434,860
EMC Corp.	600	15,090
		449,950
Semiconductors & Semiconductor Equipment—0.5%
Intel Corp.	2,250	58,410
Software—1.9%
Microsoft Corp.	5,500	205,865
Materials—5.3%
Chemicals—1.8%
Celanese Corp., Series A	1,000	55,310
LyondellBasell Industries NV, Cl. A	950	76,266
Potash Corp. of Saskatchewan, Inc.	2,000	65,920
		197,496
Metals & Mining—1.4%
Allegheny Technologies, Inc.	2,250	80,167
Freeport-McMoRan Copper & Gold, Inc.	2,000	75,480
		155,647
Paper & Forest Products—2.1%
Domtar Corp.	1,100	103,774
International Paper Co.	2,775	136,058
		239,832
Telecommunication Services—5.3%
Diversified Telecommunication Services—5.3%
AT&T, Inc.	3,500	123,060
CenturyLink, Inc.	5,750	183,137
Consolidated Communications Holdings, Inc.	2,800	54,964
Frontier Communications Corp.[2]	30,000	139,500
Verizon Communications, Inc.	325	15,971
Windstream Holdings, Inc.	9,500	75,810
		592,442
Utilities—2.9%
Electric Utilities—2.6%
American Electric Power Co., Inc.	1,325	61,930
Edison International	1,575	72,922
Exelon Corp.	1,775	48,617
FirstEnergy Corp.	1,325	43,698
PPL Corp.	1,500	45,135
Southern Co.	250	10,278
		282,580
Energy Traders—0.3%
NRG Energy, Inc.	1,000	28,720
Total Common Stocks (Cost $8,566,573)		9,729,634

	Shares	Value
Preferred Stocks—2.0%
American Homes 4 Rent, Series A, 5% Cum., Non-Vtg.	1,500	$37,485
American Homes 4 Rent, Series B, 5% Cum., Non-Vtg.[1]	800	20,138
Beazer Homes USA, Inc., 7.50% Cv.	1,750	65,502
Continental Airlines Finance Trust II, 6% Cv., Non-Vtg.	1,461	71,132
iStar Financial, Inc., 4.50% Cv., Non-Vtg.	500	31,125
Total Preferred Stocks (Cost $201,734)		225,382

	Principal Amount
Non-Convertible Corporate Bonds and Notes—1.0%
J.C. Penney Co., Inc., 5.65% Sr. Unsec. Nts., 6/1/20	$25,000	19,813
MBIA Insurance Corp., 11.564% Sub. Nts., 1/15/33[3]	70,000	53,375
NII Capital Corp., 7.625% Sr. Unsec. Nts., 4/1/21	87,500	36,531
Total Non-Convertible Corporate Bonds and Notes (Cost $129,664)		109,719

Convertible Corporate Bonds and Notes—8.7%
Colony Financial, Inc., 5% Cv. Sr. Unsec. Nts., 4/15/23	70,000	72,056
General Cable Corp., 5% Cv. Unsec. Sub. Nts., 11/15/29[4]	50,000	53,656
iStar Financial, Inc., 3% Cv. Sr. Unsec. Nts., 11/15/16	50,000	68,375
Liberty Interactive LLC, 0.75% Cv. Sr. Unsec. Nts., 3/30/43[3]	35,000	43,794
MGIC Investment Corp., 9% Cv. Jr. Sub. Nts., 4/1/63[3]	150,000	174,000
Micron Technology, Inc., 2.125% Cv. Sr. Unsec. Nts., Series F, 2/15/33[2,3]	50,000	103,344
Navistar International Corp.:
3.00% Cv. Sr. Sub. Nts., 10/15/14	35,000	35,962
4.50% Cv. Sr. Sub. Nts., 10/15/18[3]	93,000	96,081
Peabody Energy Corp., 4.75% Cv. Jr. Sub. Nts., 12/15/41	100,000	79,563
Radian Group, Inc., 2.25% Cv. Sr. Unsec. Nts., 3/1/19[2]	65,000	95,631
Starwood Property Trust, Inc., 4% Cv. Sr. Unsec. Nts., 1/15/19	40,000	44,450
United Airlines, Inc., 4.50% Cv. Sr. Unsec. Nts., 1/15/15	45,000	92,138
Total Convertible Corporate Bonds and Notes (Cost $864,491)		959,050

	Shares
Investment Company—0.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[5,6]
(Cost $59,001)	59,001	59,001
Total Investments, at Value (Cost $9,821,463)	99.9%	11,082,786
Assets in Excess of Other Liabilities	0.1	5,943
Net Assets	100.0%	$11,088,729

Footnotes to Statement of Investments

1. Non-income producing security.

2. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $548,700. See Note 6 of the accompanying Notes.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $470,594 or 4.24% of the Fund’s net assets as of December 31, 2013.

4. Represents the current interest rate for a variable or increasing rate security.

8    OPPENHEIMER EQUITY INCOME FUND/VA

Footnotes to Statement of Investment (Continued)

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2012	Gross Additions	Gross Reductions	Shares December 31, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	60,104	4,812,678	4,813,781	59,001

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$59,001	$224

6. Rate shown is the 7-day yield as of December 31, 2013.

Exchange-Traded Options Written at December 31, 2013
Description	Exercise Price		Expiration Date	Number of Contracts		Premiums Received	Value
American Airlines Group, Inc. Put	USD	24.000	1/18/14	USD	(5)	$171	$(190)
Archer-Daniels-Midland Co. Call	USD	44.000	1/18/14	USD	(10)	1,248	(810)
Best Buy Co., Inc. Put	USD	39.000	1/18/14	USD	(5)	596	(490)
J.C. Penney Co., Inc. Put	USD	9.000	1/18/14	USD	(20)	2,559	(900)
MBIA, Inc. Put	USD	11.000	1/18/14	USD	(50)	2,248	(775)
Microsoft Corp. Call	USD	37.000	1/18/14	USD	(5)	337	(445)
QUALCOMM, Inc. Call	USD	75.000	1/18/14	USD	(10)	1,159	(630)
State Street Corp. Put	USD	72.500	1/18/14	USD	(5)	1,025	(375)
Total of Exchange-Traded Options Written						$9,343	$(4,615)

See accompanying Notes to Financial Statements.

9    OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2013

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $9,762,462)	$11,023,785
Affiliated companies (cost $59,001)	59,001
11,082,786
Cash	748
Receivables and other assets:
Dividends	30,655
Investments sold	12,341
Other	10,377
Total assets	11,136,907

Liabilities
Options written, at value (premiums received $9,343)	4,615
Payables and other liabilities:
Legal, auditing and other professional fees	17,866
Trustees’ compensation	8,386
Shares of beneficial interest redeemed	7,658
Shareholder communications	6,009
Distribution and service plan fees	2,352
Transfer and shareholder servicing agent fees	931
Other	361
Total liabilities	48,178

Net Assets	$11,088,729

Composition of Net Assets
Par value of shares of beneficial interest	$808
Additional paid-in capital	9,289,354
Accumulated net investment income	148,523
Accumulated net realized gain on investments	383,993
Net unrealized appreciation on investments	1,266,051
Net Assets	$11,088,729

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $227,236 and 19,519 shares of beneficial interest outstanding)	$11.64

Service Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $10,861,493 and 788,367 shares of beneficial interest outstanding)	$13.78

See accompanying Notes to Financial Statements.

10    OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2013

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $1,645)	$244,213
Affiliated companies	224
Interest	2,967
Total investment income	247,404

Expenses
Management fees	65,542
Distribution and service plan fees - Service shares	21,471
Transfer and shareholder servicing agent fees:
Non-Service shares	195
Service shares	8,544
Shareholder communications:
Non-Service shares	470
Service shares	20,829
Custodian fees and expenses	1,340
Trustees’ compensation	10,518
Legal, auditing and other professional fees	29,072
Other	6,505
Total expenses	164,486
Less waivers and reimbursements of expenses	(72,776)
Net expenses	91,710

Net Investment Income	155,694

Realized and Unrealized Gain
Net realized gain on:
Investments from unaffiliated companies (including premiums on options exercised)	1,509,454
Closing and expiration of option contracts written	18,875
Net realized gain	1,528,329
Net change in unrealized appreciation/depreciation on:
Investments	487,035
Option contracts written	4,728
Net change in unrealized appreciation/depreciation	491,763

Net Increase in Net Assets Resulting from Operations	$2,175,786

See accompanying Notes to Financial Statements.

11    OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations
Net investment income	$155,694	$92,067
Net realized gain	1,528,329	255,102
Net change in unrealized appreciation/depreciation	491,763	530,259
Net increase in net assets resulting from operations	2,175,786	877,428

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(2,605)	(1,809)
Service shares	(91,168)	(81,182)
	(93,773)	(82,991)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	26,808	33,842
Service shares	1,928,572	(766,376)
	1,955,380	(732,534)

Net Assets
Total increase	4,037,393	61,903
Beginning of period	7,051,336	6,989,433

End of period (including accumulated net investment income of $148,523 and $84,332, respectively)	$11,088,729	$7,051,336

See accompanying Notes to Financial Statements.

12    OPPENHEIMER EQUITY INCOME FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010	Year Ended December 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$9.15	$8.00	$8.49	$7.22	$4.99
Income (loss) from investment operations:
Net investment income[2]	0.21	0.16	0.15	0.11	0.11
Net realized and unrealized gain (loss)	2.42	1.11	(0.56)	1.24	2.14
Total from investment operations	2.63	1.27	(0.41)	1.35	2.25
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.12)	(0.08)	(0.08)	(0.02)
Net asset value, end of period	$11.64	$9.15	$8.00	$8.49	$7.22

Total Return, at Net Asset Value[3]	28.93%	16.08%	(4.93)%	18.85%	45.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$227	$154	$104	$92	$38
Average net assets (in thousands)	$195	$132	$101	$57	$20
Ratios to average net assets:[4]
Net investment income	2.00%	1.82%	1.78%	1.46%	1.75%
Total expenses[5]	1.64%	1.75%	1.83%	2.05%	2.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.57%	0.85%
Portfolio turnover rate	159%	87%	86%	109%	122%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2013	1.64%
Year Ended December 31, 2012	1.75%
Year Ended December 30, 2011	1.83%
Year Ended December 31, 2010	2.05%
Year Ended December 31, 2009	2.31%

See accompanying Notes to Financial Statements.

13    OPPENHEIMER EQUITY INCOME FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010	Year Ended December 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$10.83	$9.69	$10.23	$8.99	$6.79
Income (loss) from investment operations:
Net investment income[2]	0.22	0.13	0.11	0.08	0.09
Net realized and unrealized gain (loss)	2.87	1.13	(0.56)	1.24	2.12
Total from investment operations	3.09	1.26	(0.45)	1.32	2.21
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.12)	(0.09)	(0.08)	(0.01)
Net asset value, end of period	$13.78	$10.83	$9.69	$10.23	$8.99

Total Return, at Net Asset Value[3]	28.70%	13.09%	(4.48)%	14.81%	32.57%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,862	$6,897	$6,885	$7,311	$7,505
Average net assets (in thousands)	$8,549	$7,095	$7,449	$7,008	$5,501
Ratios to average net assets:[4]
Net investment income	1.78%	1.26%	1.08%	0.85%	1.10%
Total expenses[5]	1.89%	1.93%	1.90%	2.08%	2.17%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.04%	1.05%	0.93%	1.15%
Portfolio turnover rate	159%	87%	86%	109%	122%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2013	1.89%
Year Ended December 31, 2012	1.93%
Year Ended December 30, 2011	1.90%
Year Ended December 31, 2010	2.08%
Year Ended December 31, 2009	2.18%

See accompanying Notes to Financial Statements.

14    OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2013

1. Significant Accounting Policies

Oppenheimer Equity Income Fund/VA (the “Fund”), formerly Oppenheimer Value Fund/VA, is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$167,041	$461,978	$—	$1,172,621

1. During the fiscal year ended December 31, 2013, the Fund utilized $973,499 of capital loss carryforward to offset capital gains realized in that fiscal year.

2. During the fiscal year ended December 31, 2012, the Fund utilized $231,212 of capital loss carryforward to offset capital gains realized in that fiscal year.

15    OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2013. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Gain on Investments[3]
$44,764	$2,270	$47,034

3. $44,764, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

	Year Ended December 31, 2013	Year Ended December 31, 2012
Distributions paid from:
Ordinary income	$93,773	$82,991

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$9,914,893
Federal tax cost of other investments	(9,343)

Total federal tax cost	$9,905,550

Gross unrealized appreciation	$1,343,803
Gross unrealized depreciation	(171,182)

Net unrealized appreciation	$1,172,621

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

16    OPPENHEIMER EQUITY INCOME FUND/VA

1. Significant Accounting Policies (Continued)

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or

17    OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$1,480,171	$—	$—	$1,480,171
Consumer Staples	618,829	—	—	618,829
Energy	1,222,306	—	—	1,222,306
Financials	2,506,121	—	—	2,506,121
Health Care	852,959	—	—	852,959
Industrials	640,800	—	—	640,800
Information Technology	911,731	—	—	911,731
Materials	592,975	—	—	592,975
Telecommunication Services	592,442	—	—	592,442
Utilities	311,300	—	—	311,300
Preferred Stocks	123,125	102,257	—	225,382
Non-Convertible Corporate Bonds and Notes	—	109,719	—	109,719
Convertible Corporate Bonds and Notes	—	959,050	—	959,050
Investment Company	59,001	—	—	59,001

Total Assets	$9,911,760	$1,171,026	$—	$11,082,786

Liabilities Table
Other Financial Instruments:
Options written, at value	$(4,615)	$—	$—	$(4,615)

Total Liabilities	$(4,615)	$—	$—	$(4,615)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

18    OPPENHEIMER EQUITY INCOME FUND/VA

3. Shares of Beneficial Interest (Continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	4,307	$45,267	5,406	$47,076
Dividends and/or distributions reinvested	247	2,605	219	1,809
Redeemed	(1,926)	(21,064)	(1,790)	(15,043)

Net increase	2,628	$26,808	3,835	$33,842

Service Shares
Sold	274,115	$3,450,352	50,121	$518,469
Dividends and/or distributions reinvested	7,299	91,168	8,159	81,182
Redeemed	(129,769)	(1,612,948)	(132,292)	(1,366,027)

Net increase (decrease)	151,645	$1,928,572	(74,012)	$(766,376)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2013 were as follows:

	Purchases	Sales
Investment securities	$15,664,202	$13,642,125

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60
Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not

19    OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

5. Fees and Other Transactions with Affiliates (Continued)

exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the year ended December 31, 2013, the Manager waived fees and/or reimbursed the Fund $1,621 and $70,957 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2013, the Manager waived fees and/or reimbursed the Fund $198 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or

20    OPPENHEIMER EQUITY INCOME FUND/VA

6. Risk Exposures and the Use of Derivative Instruments (Continued)

depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the year ended December 31, 2013, the Fund had an ending monthly average market value of $7 on purchased put options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the year ended December 31, 2013, the Fund had an ending monthly average market value of $729 and $1,292 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the year ended December 31, 2013 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of December 31, 2012	—	$—	—	$—
Options written	127	9,302	311	24,962
Options closed or expired	(78)	(5,372)	(166)	(13,502)
Options exercised	(24)	(1,186)	(60)	(4,861)

Options outstanding as of December 31, 2013	25	$2,744	85	$6,599

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments.

21    OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of December 31, 2013:

	Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value
Equity contracts	Options written, at value	$4,615

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Closing and expiration of option contracts written
Equity contracts	$18,875

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Option contracts written
Equity contracts	$4,728

7. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On January 7, 2014, the appellate court affirmed the trial court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

22    OPPENHEIMER EQUITY INCOME FUND/VA

7. Pending Litigation (Continued)

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

23    OPPENHEIMER EQUITY INCOME FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Equity Income Fund/VA formerly, Oppenheimer Value Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Equity Income Fund/VA as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 14, 2014

24    OPPENHEIMER EQUITY INCOME FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2014, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2013.

Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2013 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

25    OPPENHEIMER EQUITY INCOME FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADIVSORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Michael Levine, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Manager provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other large value funds underlying variable insurance products. The Board considered that the Fund performed in line with its performance category median during the one- and three-year periods and outperformed its performance category median during the five-year period.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other large value funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses, after waivers, were lower than its peer group median and higher than its category median. The Board also considered that the Fund’s contractual management fee was higher than its respective peer group median and category median. Within the total asset range of $0 to $50 million, the Fund’s effective rate was higher than its peer group median and category median. The Board further noted that the Manager has contractually agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service Shares and 1.05% for Service Shares. This contractual expense limitation may not be amended or withdrawn until one year after the date of the Fund’s prospectus, unless approved by the Board.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements). The

26    OPPENHEIMER EQUITY INCOME FUND/VA

Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 2002) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 2002) Year of Birth: 1938	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 2002) Year of Birth: 1942	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2002) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 43 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Emeritus Trustee (since 2006), Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Year of Birth: 1958

Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 90 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Levine, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Michael S. Levine, Vice President (since 2013) Year of Birth: 1965	Vice President of the Sub-Adviser (since June 1998) and Senior Portfolio Manager of the Sub-Adviser (since September 2000). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. And OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 90 portfolios in the OppenheimerFunds complex.

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TRUSTEES AND OFFICERS Unaudited / Continued

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 90 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 90 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2002) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 90 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

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OPPENHEIMER EQUITY INCOME FUND/VA
A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2014 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

December 31, 2013
Oppenheimer Diversified Alternatives Fund/VA A Series of Oppenheimer Variable Account Funds	Annual Report

ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Financial Statements

Portfolio Managers: Mark Hamilton, David Wharmby, CFA and Brian Watson, CFA

Cumulative Total Returns

For the Period Ended 12/31/13

Since Inception (11/14/13)
Non-Service Shares	-0.69%
Service Shares	-0.72%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Returns for periods of less than one year are cumulative and not annualized.

TOP TEN COMMON STOCK HOLDINGS
Simon Property Group, Inc.	1.2%
Mitsui Fudosan Co. Ltd.	1.1
Energy Transfer Equity LP	1.0
Freeport-McMoRan Copper & Gold, Inc.	1.0
Sunoco Logistics Partners LP	1.0
Access Midstream Partners LP	1.0
Enterprise Products Partners LP	0.9
Buckeye Partners LP	0.9
Genesis Energy LP	0.9
Regency Energy Partners LP	0.9

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2013, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2013, and are based on the total market value of common stocks.

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Fund Performance Discussion

From the Fund’s inception on November 14, 2013, through December 31, 2013, its Non-Service shares produced a return of -0.69%. In comparison, the Barclays U.S. Aggregate Bond Index returned -0.27% over the same period. The Fund is intended as a solution for diversified exposure to alternative asset classes, including master limited partnerships (MLPs), foreign currencies, real estate, gold and special minerals, and commodities, among others.

MARKET OVERVIEW

Accommodative monetary policies on the part of central banks in the U.S., Europe and Japan, combined with an improving economic outlook, resulted in a rally among risk equities and higher-yielding bonds over the first four months of 2013. At the same time, yields of U.S. government securities remained near historical lows due to the Federal Reserve’s (the “Fed’s”) massive bond buying program. These developments drove financial markets higher through the early spring of 2013. At that time, economic data appeared to confirm that the United States, Europe and Japan had engineered a sustained economic rebound, but investors responded negatively to disappointing economic data from China, India, Brazil, and other emerging markets. The ensuing “flight to quality” toward traditional safe havens produced sharp dislocations in emerging equity, fixed-income and currency markets. In late May, remarks by Fed chairman Ben Bernanke were widely interpreted as a signal that U.S. monetary policymakers would begin to back away from their quantitative easing program sooner than expected, sparking heightened volatility in financial markets throughout the world. However, market conditions generally stabilized over the summer of 2013. In October, the U.S. Congress managed to reach a bipartisan agreement to raise the national debt ceiling, and did so well ahead of the potential default deadline. While the Fed unexpectedly refrained from reducing its monthly bond purchases in September, in December the Central Bank announced that it would reduce its monthly bond purchases by $10 billion, from $85 billion to $75 billion, starting in January 2014. The Fed also announced that it would continue to hold short-term interest rates at very low levels until unemployment in the United States subsided below 6.5%. This was lower than its earlier 7% target.

FUND REVIEW

Since the Fund’s inception on November 14, 2013, the Fund’s investments in infrastructure master limited partnerships (“MLPs”) were the strongest contributers to Fund performance. Top performing stocks in this area included Energy Transfer Equity, L.P., Sunoco Logistics Partners L.P. and Access Midstream Partners, L.P. After a strong first half of the year, the MLP asset class essentially traded sideways (with some volatility) for the rest of 2013. The Fed’s taper talk in May initially put some pressure on MLPs, but the asset class fully recovered in a matter of weeks. We believe investor interest in distributions remains strong in a low-yield world and that MLPs are positioned to benefit from the infrastructure build-out necessary to bring both shale oil and gas to market.

The most significant detractors from performance in this short period included gold companies Randgold Resources Ltd., IAMGOLD Corp. and Goldcorp, Inc. While the precious metals sector has been under significant pressure in 2013, we believe that gold mining equities are currently inexpensive versus bullion on a historical basis.

STRATEGY & OUTLOOK

In our view, the key macro factors that help drive performance of these alternative asset classes remain firmly in place, including accommodative monetary policies in the U.S. and around the world, competitive currency debasement, near zero interest rates and geopolitical turmoil. At the same time, valuations for these assets classes are mixed. Investors now face a world of experimental monetary and fiscal policies, and we believe the potential unintended consequences of these policies could be greater than many appreciate. Furthermore, inflation as measured by the Consumer Price Index remains well behaved and below the Fed’s long-term target. Consequently, it is not surprising that we see minimal investor interest in hedging inflation today. Although volatility has been low for 2013, it can change abruptly, and with many of the major central banks either engaging in quantitative easing or otherwise unconventional monetary policies, we believe interest in hedging inflation could rise dramatically over time.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

3    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples for Actual Expenses are based on an investment of $1,000.00 invested at the beginning of the period, November 14, 2013 (commencement of operations) and held for the period ended December 31, 2013.

The Hypothetical Examples for Comparison Purposes are based on an investment of $1,000.00 invested on July 1, 2013 and held for the entire 6-month period December 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value	Ending Account Value December 31, 2013	Expenses Paid During the Period Ended December 31, 2013[1,2]
Non-Service shares	$1,000.00	$993.10	$4.37
Service shares	1,000.00	992.80	4.60

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,008.42	17.00
Service shares	1,000.00	1,007.56	17.87

1. Actual expenses paid are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 48/365 to reflect the period from November 14, 2013 (commencement of operations) to December 31, 2013.

2. Hypothetical expenses paid are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The annualized expense ratios for the period from November 14, 2013 (commencement of operations) to December 31, 2013 are as follows:

Class	Expense Ratios
Non-Service shares	3.33%
Service shares	3.50

The expense ratios reflect contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, unless approved by the Board of Trustees. The “Financial Highlights” tables in the Fund’s consolidated financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS  December 31, 2013

	Shares	Value
Common Stocks—54.3%
Consumer Discretionary—0.0%
Diversified Consumer Services—0.0%
Mac-Gray Corp.	70	$1,486
Media—0.0%
Harris Interactive, Inc.[1]	35	70
Textiles, Apparel & Luxury Goods—0.0%
Jones Group, Inc. (The)	199	2,977
Consumer Staples—0.0%
Food & Staples Retailing—0.0%
Arden Group, Inc., Cl. A	23	2,910
Energy—20.1%
Energy Equipment & Services—0.1%
Seadrill Partners LLC	190	5,890
Oil, Gas & Consumable Fuels—20.0%
Access Midstream Partners LP	1,690	95,620
Buckeye Partners LP	1,320	93,733
DCP Midstream Partners LP	1,810	91,133
EQT Midstream Partners LP	1,450	85,245
El Paso Pipeline Partners LP	2,130	76,680
Energy Transfer Equity LP	1,250	102,175
Enterprise Products Partners LP	1,420	94,146
Genesis Energy LP	1,780	93,575
Holly Energy Partners LP2	2,860	92,464
Magellan Midstream Partners LP	1,420	89,843
MarkWest Energy Partners LP	1,270	83,985
ONEOK Partners LP	1,660	87,399
Plains All American Pipeline LP	1,690	87,491
Regency Energy Partners LP	3,560	93,486
Spectra Energy Partners LP	1,980	89,793
Sunoco Logistics Partners LP	1,270	95,860
TC Pipelines LP	1,830	88,627
Targa Resources Partners LP	1,720	89,956
Tesoro Logistics LP	1,620	84,791
TransMontaigne Partners LP	2,000	85,000
Western Gas Partners LP	1,440	88,834
Williams Partners LP	1,730	87,988
		1,977,824
Financials—20.0%
Commercial Banks—0.0%
Britton & Koontz Capital Corp.[1]	93	1,483
Great Florida Bank, Cl. A1	470	1,480
		2,963
Insurance—0.0%
Eastern Insurance Holdings, Inc.	61	1,494
Real Estate Investment Trusts (REITs)—14.6%
Acadia Realty Trust	1,420	35,259
Alstria Office REIT AG	1,994	25,104
Ascendas Real Estate Investment Trust	8,000	13,975
Associated Estates Realty Corp.	330	5,296
British Land Co. plc	3,260	33,979
BRE Properties, Inc.	749	40,978
Boston Properties, Inc.	390	39,144
Canadian Real Estate Investment Trust	352	14,372
CapitaMall Trust	11,000	16,637
Chesapeake Lodging Trust	1,190	30,095
Cousins Properties, Inc.	940	9,682
DCT Industrial Trust, Inc.	5,260	37,504
DDR Corp.	590	9,068
Derwent London plc	690	28,566
Douglas Emmett, Inc.	1,470	34,236
Equity Residential	560	29,047
Eurocommercial Properties NV	371	15,786
Extra Space Storage, Inc.	1,160	48,871
First Industrial Realty Trust, Inc.	1,480	25,826
First Real Estate Investment Trust	15,000	12,613
General Growth Properties, Inc.	2,240	44,957
GLP J-Reit	23	22,493
Goodman Group	4,400	18,635
GPT Group	6,400	19,482

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Great Portland Estates plc	3,090	$30,748
Hammerson plc	2,750	22,871
Highwoods Properties, Inc.	720	26,042
Host Hotels & Resorts, Inc.	3,620	70,373
Kilroy Realty Corp.	540	27,097
Kimco Realty Corp.	1,620	31,995
Klepierre	460	21,320
LaSalle Hotel Properties	650	20,059
Land Securities Group plc	1,930	30,811
Link REIT (The)	2,500	12,196
Morguard Real Estate Investment Trust	753	11,661
Nippon Prologis REIT, Inc.	1	9,561
Post Properties, Inc.	330	14,926
Prologis, Inc.	730	26,973
Regency Centers Corp.	550	25,465
Sabra Health Care REIT, Inc.	440	11,502
Simon Property Group, Inc.	780	118,685
STAG Industrial, Inc.	835	17,026
Stockland	8,300	26,835
Sunstone Hotel Investors, Inc.	1,900	25,460
Tanger Factory Outlet Centers, Inc.	570	18,251
Unibail-Rodamco SE	280	71,904
Vastned Retail NV	246	11,184
Vornado Realty Trust	420	37,292
Weyerhaeuser Co.	1,260	39,778
Westfield Group	5,000	45,065
		1,416,685
Real Estate Management & Development—5.4%
CapitaLand Ltd.	12,000	28,891
Cheung Kong Holdings Ltd.	2,000	31,705
Daiwa House Industry Co. Ltd.	1,000	19,360
Global Logistic Properties Ltd.	6,000	13,767
Hang Lung Properties Ltd.	9,000	28,709
Helical Bar plc	2,180	11,791
Hufvudstaden AB, Cl. A	1,098	14,729
Keppel Land Ltd.	6,000	15,939
Kerry Properties Ltd.	5,500	19,112
Mitsubishi Estate Co. Ltd.	2,000	59,934
Mitsui Fudosan Co. Ltd.	3,000	108,217
Sino Land Co. Ltd.	16,000	21,913
St. Modwen Properties plc	1,820	11,072
Sumitomo Realty & Development Co. Ltd.	1,000	49,843
Sun Hung Kai Properties Ltd.	2,000	25,495
Tokyo Tatemono Co. Ltd.	3,000	33,419
Wharf Holdings Ltd.	5,000	38,216
		532,112
Health Care—0.1%
Health Care Equipment & Supplies—0.0%
Given Imaging Ltd.[1]	50	1,504
Health Care Providers & Services—0.1%
Capital Senior Living Corp.[1]	600	14,394
Pharmaceuticals—0.0%
Hi-Tech Pharmacal Co., Inc.[1]	35	1,519
NuPathe, Inc.[1]	10	33
ViroPharma, Inc.[1]	30	1,495
		3,047
Industrials—0.0%
Commercial Services & Supplies—0.0%
Innotrac Corp.[1]	187	1,533
Electrical Equipment—0.0%
Coleman Cable, Inc.	91	2,386
Machinery—0.0%
Flow International Corp.[1]	372	1,503
Information Technology—0.0%
Communications Equipment—0.0%
Anaren, Inc.[1]	54	1,511
Performance Technologies, Inc.[1]	402	1,501
		3,012

6    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

	Shares	Value
Computers & Peripherals—0.0%
Xyratex Ltd.	224	$2,977
Electronic Equipment, Instruments, & Components—0.0%
Aeroflex Holding Corp.[1]	154	1,001
Internet Software & Services—0.0%
Responsys, Inc.[1]	17	466
IT Services—0.0%
Dynamics Research Corp.[1]	262	3,008
Semiconductors & Semiconductor Equipment—0.0%
LSI Corp.	134	1,477
Software—0.0%
Trunkbow International Holdings Ltd.[1]	1,041	1,374
Materials—13.2%
Chemicals—0.0%
Zoltek Cos., Inc.[1]	90	1,507
Metals & Mining—13.2%
African Minerals Ltd.[1]	3,450	11,401
Agnico Eagle Mines Ltd.	1,200	31,656
Alacer Gold Corp.	3,321	6,784
Alamos Gold, Inc.	3,198	38,746
Antofagasta plc	600	8,233
Argonaut Gold, Inc.[1]	5,610	28,096
AuRico Gold, Inc.	3,360	12,298
B2Gold Corp.[1]	11,292	23,174
Banro Corp.[1]	8,090	4,498
Barrick Gold Corp.	4,330	76,338
Beadell Resources Ltd.[1]	15,000	10,580
Capstone Mining Corp.[1]	5,008	14,144
Centerra Gold, Inc.	6,247	25,406
Coeur Mining, Inc.[1]	430	4,665
Compania de Minas Buenaventura SA, ADR	1,310	14,698
Dominion Diamond Corp.[1]	240	3,446
Duluth Metals Ltd.[1]	8,465	6,216
Dundee Precious Metals, Inc.[1]	5,553	16,049
Eldorado Gold Corp.[3]	1,910	10,868
Eldorado Gold Corp.[3]	7,592	43,097
First Majestic Silver Corp.[1]	1,896	18,616
Franco-Nevada Corp.	2,080	84,739
Freeport-McMoRan Copper & Gold, Inc.[2]	2,660	100,388
Glencore Xstrata plc[1]	2,100	10,917
Gold Standard Ventures Corp.[1]	2,610	1,775
Goldcorp, Inc.	3,800	82,346
IAMGOLD Corp.	5,510	18,348
Ivanhoe Mines Ltd.[1]	5,290	9,313
Kinross Gold Corp.[3]	3,254	14,244
Kinross Gold Corp.[3]	1,190	5,212
Nevsun Resources Ltd.	4,290	14,243
New Gold, Inc.[1,3]	7,375	38,602
New Gold, Inc.[1,3]	470	2,463
Newmont Mining Corp.	990	22,800
Orocobre Ltd.[1]	400	889

	Shares	Value
Metals & Mining (Continued)
Osisko Mining Corp.[1]	9,544	$42,318
Primero Mining Corp.[1]	2,379	10,481
Randgold Resources Ltd., ADR	1,330	83,537
Regis Resources Ltd.	2,500	6,543
Rio Tinto plc, Sponsored ADR	360	20,315
Romarco Minerals, Inc.[1]	32,675	11,535
Royal Gold, Inc.	1,810	83,387
Sandstorm Gold Ltd.[1]	2,070	8,839
SEMAFO, Inc.	17,075	44,847
Silver Wheaton Corp.	2,910	58,753
Tahoe Resources, Inc.[1]	1,050	17,472
Teck Resources Ltd., Cl. B	750	19,507
Vale SA, Sponsored ADR	2,030	30,957
Yamana Gold, Inc.	6,580	56,720
		1,310,499
Telecommunication Services—0.0%
Diversified Telecommunication Services—0.0%
NTS, Inc.[1]	758	1,493
Utilities—0.9%
Electric Utilities—0.0%
UNS Energy Corp.	24	1,436
Gas Utilities—0.9%
ONEOK, Inc.	1,500	93,270
Total Common Stocks (Cost $5,439,353)		5,390,298

	Principal Amount
U.S. Government Obligation—18.5%
U.S. Treasury Bills, 0.064%, 3/6/14[4]
(Cost $1,834,796)	$1,835,000	1,834,848

	Shares
Investment Companies—26.2%
Horizons BetaPro S&P/TSX 60 Inverse Exchange Traded Fund[1]	2,400	20,560
iShares Emerging Markets Corporate Bond Exchange Traded Fund	1,524	74,813
iShares iBoxx $ High Yield Corporate Bond Exchange Traded Fund	2,424	225,141
Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[5,6]	2,007,344	2,007,344
Oppenheimer Master Event-Linked Bond Fund, LLC[5]	10,967	151,279
Oppenheimer Master Loan Fund, LLC[5]	3,578	50,958
PowerShares Senior Loan Portfolio Exchange Traded Fund	2,009	49,984
SPDR Gold Trust Exchange Traded Fund[1]	150	17,425
Total Investment Companies (Cost $2,599,367)		2,597,504

	Counterparty		Exercise Price	Expiration Date	Contracts
Over-the-Counter Options Purchased—0.2%
CAD Currency Put[1]	u-BOA	CAD	1.060	8/26/14CAD	63,600	1,590
CAD Currency Put[1]	u-BOA	MXN	11.750	3/7/14CAD	90,000	327
EUR Currency Put[1]	u-BOA	PLN	4.190	1/17/14EUR	90,000	1,286
EUR Currency Put[1]	u-JPM	PLN	4.200	3/13/14EUR	175,000	3,555
INR Currency Call[1]	GSG	INR	63.000	5/23/14INR	9,500,000	3,524
JPY Currency Put[1]	CFI	JPY	105.000	3/18/14JPY	18,000,000	3,294
NZD Currency Put[1]	GSG	USD	0.820	6/10/14NZD	115,000	3,228
NZD Currency Put[1]	GSG	USD	0.820	6/10/14NZD	115,000	3,228
SGD Currency Put[1]	u-BOA	SGD	1.280	8/27/14SGD	153,600	1,624
Total Over-the-Counter Options Purchased (Cost $19,216)						21,656
Total Investments, at Value (Cost $9,892,732)					99.2%	9,844,306
Assets in Excess of Other Liabilities					0.8%	82,435
Net Assets					100.0%	$9,926,741

7    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $79,594. See Note 6 of the accompanying Consolidated Notes.

3. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

4. Zero coupon bond reflects effective yield on the date of purchase.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares November 14, 2013 (Commencement of Operations)	Gross Additions	Gross Reductions	Shares December 31, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	—	10,317,525	8,310,181	2,007,344
Oppenheimer Master Event-Linked Bond Fund, LLC	—	10,967	—	10,967
Oppenheimer Master Loan Fund, LLC	—	3,578	—	3,578

		Value	Income	Realized Gain (Loss)
Oppenheimer Institutional Money Market Fund, Cl. E		$2,007,344	$236	$—
Oppenheimer Master Event-Linked Bond Fund, LLC		151,279	1,353	147
Oppenheimer Master Loan Fund, LLC		50,958	1,290	(964)
		$2,209,581	$2,879	$(817)

6. Rate shown is the 7-day yield as of December 31, 2013.

Forward Currency Exchange Contracts as of December 31, 2013
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	01/2014	EUR	65	USD	88	$1,373	$–
BAC	02/2014	HUF	6,800	USD	31	551	–
BAC	02/2014	PLN	210	USD	67	1,798	–
BNP	02/2014	AUD	52	USD	48	–	1,767
BNP	02/2014	CAD	50	USD	48	–	492
BNP	02/2014	CHF	45	USD	49	1,400	–
BNP	02/2014	CZK	980	USD	49	802	–
BNP	01/2014 - 02/2014	EUR	70	USD	94	2,165	–
BNP	02/2014	GBP	30	USD	48	1,487	–
BNP	02/2014	HKD	380	USD	49	–	20
BNP	02/2014	HUF	10,700	USD	48	1,404	–
BNP	02/2014	JPY	5,000	USD	50	–	2,518
BNP	02/2014	MXN	640	USD	49	230	–
BNP	02/2014	NOK	300	USD	48	1,082	–
BNP	02/2014	NZD	60	USD	50	–	305
BNP	02/2014	PLN	150	USD	48	1,665	–
BNP	02/2014	SEK	320	USD	48	1,867	–
BNP	02/2014	SGD	60	USD	48	–	531
BNP	02/2014	TRY	100	USD	48	–	1,929
BNP	01/2014	USD	30	CAD	32	314	–
BNP	01/2014	USD	161	GBP	100	–	4,957
BNP	01/2014	USD	63	TRY	130	2,499	–
BNP	02/2014	ZAR	500	USD	48	–	417
BOA	01/2014	KRW	31,000	USD	29	162	–
BOA	03/2014	MXN	1,160	USD	89	–	610
BOA	01/2014	USD	118	CAD	125	579	–
CITNA-B	01/2014	BRL	265	USD	111	1,399	–
CITNA-B	01/2014	USD	5	CAD	5	–	21
CITNA-B	01/2014 - 02/2014	USD	60	CHF	53	106	13
CITNA-B	01/2014	USD	27	EUR	20	–	422
CITNA-B	01/2014	USD	8	GBP	5	–	107
CITNA-B	02/2014	USD	2	HKD	15	–	–
CITNA-B	01/2014 - 02/2014	USD	12	JPY	1,200	318	–
CITNA-B	02/2014	USD	2	MXN	20	6	–
CITNA-B	02/2014	USD	2	NZD	2	–	5
CITNA-B	02/2014	USD	2	PLN	5	–	24
CITNA-B	02/2014	USD	2	SEK	10	–	23
GSCO-OT	01/2014	USD	70	CHF	62	23	–
JPM	01/2014 - 02/2014	BRL	520	USD	219	1,835	942
JPM	01/2014 - 02/2014	CLP	82,200	USD	156	714	482
JPM	02/2014	CNH	295	USD	48	292	–
JPM	02/2014	COP	93,500	USD	48	260	–
JPM	02/2014	EUR	35	USD	47	788	–

8    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

Forward Currency Exchange Contracts Continued
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
JPM	02/2014	IDR	558,600	USD	48	$–	$2,597
JPM	02/2014	ILS	170	USD	48	781	–
JPM	01/2014 - 02/2014	INR	4,000	USD	62	2,218	–
JPM	02/2014	KRW	52,000	USD	48	758	–
JPM	02/2014	MYR	155	USD	48	–	941
JPM	02/2014	PEN	140	USD	50	96	–
JPM	02/2014	PHP	2,000	USD	46	–	727
JPM	01/2014 - 02/2014	RUB	4,600	USD	139	314	191
JPM	02/2014	THB	1,500	USD	47	–	1,638
JPM	01/2014 - 02/2014	TWD	3,300	USD	112	–	1,263
JPM	01/2014 - 02/2014	USD	340	BRL	805	1,475	2,615
JPM	01/2014	USD	165	CLP	87,300	440	995
JPM	01/2014 - 02/2014	USD	47	COP	90,700	–	324
JPM	02/2014	USD	2	CZK	40	–	24
JPM	02/2014	USD	2	GBP	1	–	20
JPM	01/2014	USD	16	INR	1,000	–	366
JPM	01/2014	USD	15	MXN	200	115	–
JPM	02/2014	USD	2	NOK	10	–	30
JPM	02/2014	USD	46	NZD	55	532	–
JPM	01/2014	USD	90	RUB	3,000	–	287
JPM	01/2014	USD	16	ZAR	170	242	–
RBS	02/2014	USD	59	CZK	1,200	–	1,141
Total Unrealized Appreciation and Depreciation						$32,090	$28,744

Futures Contracts as of December 31, 2013
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Unrealized Appreciation (Depreciation)
CAC 40 10 Index	PAR	Sell	1/17/14	2	$(5,984)
CBOE Volatility Index	CBOE	Sell	3/17/14	1	(102)
Coffee “C”	NYB	Buy	3/19/14	1	1,798
Copper	CMX	Buy	3/27/14	1	5,598
Corn	CBT	Buy	3/14/14	4	(2,910)
Cotton No. 2	NYB	Buy	3/07/14	1	3,593
FTSE 100 Index	LIF	Sell	3/21/14	1	(4,232)
Gold (100 oz.)	CMX	Buy	4/28/14	1	(8,602)
Hard Red Winter Wheat	KC	Buy	3/14/14	1	(3,227)
Lean Hogs	CME	Buy	2/14/14	1	(1,733)
Live Cattle	CME	Buy	2/28/14	1	47
London Metal Exchange Aluminum	LME	Buy	3/17/14	1	(388)
London Metal Exchange Lead	LME	Buy	3/17/14	1	2,975
London Metal Exchange Zinc	LME	Buy	3/17/14	1	4,031
Natural Gas	NYM	Buy	2/26/14	4	21,712
New York Harbor ULSD	NYM	Buy	2/28/14	1	5,093
Platinum	NYM	Buy	4/28/14	1	553
S&P 500 E-Mini Index	CME	Buy	3/21/14	2	6,075
Soybean Meal	CBT	Buy	3/14/14	1	948
Soybean Oil	CBT	Buy	3/14/14	2	(3,209)
Soybeans	CBT	Buy	3/14/14	1	(202)
Sugar #11 World	NYB	Buy	2/28/14	3	(4,173)
U.S. Treasury Long Bonds	CBT	Sell	3/20/14	1	2,202
Wheat	CBT	Buy	3/14/14	2	(5,080)
WTI Crude Oil	NYM	Buy	2/20/14	2	4,796
					$19,579

9    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Exchange-Traded Options Written at December 31, 2013
Description	Exercise Price		Expiration Date	Number of Contracts		Premiums Received	Value
Alamos Gold, Inc. Call	CAD	17.000	1/18/14	CAD	(2)	$34	$(4)
Caterpillar, Inc. Put	USD	75.000	2/22/14	USD	(1)	90	(16)
Eastman Chemical Co. Put	USD	67.500	3/22/14	USD	(1)	127	(55)
First Quantum Minerals Ltd. Put	CAD	18.000	4/19/14	CAD	(2)	261	(170)
First Quantum Minerals Ltd. Put	CAD	17.000	7/19/14	CAD	(2)	307	(203)
Franco-Nevada Corp. Call	USD	55.000	1/18/14	USD	(2)	48	(12)
Franco-Nevada Corp. Call	USD	50.000	1/18/14	USD	(1)	69	(5)
Franco-Nevada Corp. Put	USD	40.000	4/19/14	USD	(2)	494	(615)
Freeport-McMoRan Copper & Gold, Inc. Call	USD	32.000	1/18/14	USD	(1)	452	(576)
Goldcorp, Inc. Put	USD	24.000	1/18/14	USD	(1)	127	(249)
Royal Gold, Inc. Put	USD	40.000	1/18/14	USD	(1)	54	(9)
Sociedad Quimica y Minera de Chile, ADR Put	USD	22.500	7/19/14	USD	(2)	334	(270)
Teck Resources Ltd. Put	USD	25.000	2/22/14	USD	(14)	2,004	(1,190)
U.S. Silica Holdings, Inc. Put	USD	25.000	3/22/14	USD	(2)	224	(90)
Total of Exchange-Traded Options Written						$4,625	$(3,464)

Over-the-Counter Options Written at December 31, 2013
Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts		Premiums Received	Value
CAD Currency Put	u-BOA	CAD	1.135	8/26/14	CAD	(68,100)	$413	$(435)
EUR Currency Put	u-BOA	PLN	4.060	1/17/14	EUR	(90,000)	124	(13)
EUR Currency Put	u-JPM	PLN	4.130	3/13/14	EUR	(175,000)	1,035	(1,251)
INR Currency Put	GSG	INR	67.000	5/23/14	INR	(10,000,000)	3,885	(2,530)
INR Currency Call	GSG	INR	60.000	5/23/14	INR	(9,000,000)	645	(1,035)
JPY Currency Put	CFI	JPY	108.000	3/18/14	JPY	(19,000,000)	1,108	(1,368)
NZD Currency Call	GSG	USD	0.850	6/10/14	NZD	(115,000)	1,470	(1,050)
NZD Currency Put	GSG	USD	0.780	6/10/14	NZD	(115,000)	1,485	(1,482)
NZD Currency Put	GSG	USD	0.780	6/10/14	NZD	(115,000)	1,763	(1,482)
NZD Currency Call	GSG	USD	0.850	6/10/14	NZD	(115,000)	1,302	(1,050)
SGD Currency Put	u-BOA	SGD	1.350	8/27/14	SGD	(162,000)	671	(618)
SGD Currency Call	u-BOA	SGD	1.250	8/27/14	SGD	(150,000)	2,497	(1,609)
Total of Over-the-Counter Options Written							$16,398	$(13,923)

Over-the-Counter Total Return Swaps at December 31, 2013
Reference Asset	Counterparty	Pay/Receive Total Return	Floating Rate	Maturity Date	Notional Amount (000’s)		Value
CGCNOCAD Custom Basket	CITNA-B	Receive	One-Month CAD BA CDOR plus 30 basis points	3/11/14	CAD	44	$(429)
DBOPSPLG Custom Basket	DEU	Receive	One-Month USD BBA LIBOR plus 30 basis points	2/7/14	USD	52	1,257
DBOPSPST Custom Basket	DEU	Pay	One-Month USD BBA LIBOR plus 30 basis points	2/7/14	USD	52	(1,809)
GSOPRUTL Custom Basket	GSG	Receive	One-Month USD BBA LIBOR plus 35 basis points	12/8/14	USD	25	622
GSOPRUTS Custom Basket	GSG	Pay	One-Month USD BBA LIBOR minus 75 basis points	12/8/14	USD	26	(889)
GSOPSPL5 Custom Basket	GSG	Receive	One-Month USD BBA LIBOR plus 35 basis points	11/20/14	USD	155	5,679
MLEIOPF2 Custom Basket	BOA	Receive	One-Month EUR BBA LIBOR plus 29 basis points	11/21/14	EUR	71	2,905
MLEIOPU2 Custom Basket	BOA	Receive	One-Month GBP BBA LIBOR plus 34 basis points	11/21/14	GBP	60	4,212
OEX Index	GSG	Pay	One-Month USD BBA LIBOR plus 5 basis points	11/20/14	USD	2	(80)
Total of Over-the-Counter Total Return Swaps							$11,468

10    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

Over-the-Counter Volatility Swaps at December 31, 2013
Reference Asset	Counterparty	Pay/Receive Volatility	Strike Price	Maturity Date		Notional Amount	Value
AUD/NZD spot exchange rate	BOA	Receive	$8.050	1/16/14	AUD	40	$(77)
EUR/CHF spot exchange rate	MOS-A	Pay	2.600	1/13/14	EUR	60	(16)
GBP/CHF spot exchange rate	JPM	Receive	6.950	1/23/14	GBP	20	0
GBP/SEK spot exchange rate	BOA	Pay	8.500	1/21/14	GBP	20	13
JPY/CAD spot exchange rate	GSG	Pay	8.850	1/9/14	CAD	90	143
JPY/EUR spot exchange rate	JPM	Pay	9.100	1/27/14	EUR	30	(3)
JPY/EUR spot exchange rate	CITNA-B	Pay	9.250	1/31/14	EUR	30	(16)
JPY/EUR spot exchange rate	GSG	Pay	9.350	1/31/14	EUR	30	(21)
NZD/CHF spot exchange rate	BOA	Pay	10.800	1/31/14	NZD	50	(4)
NZD/CHF spot exchange rate	BOA	Pay	10.750	2/3/14	NZD	50	(8)
NZD/USD spot exchange rate	JPM	Pay	10.300	2/7/14	USD	40	(2)
USD/SEK spot exchange rate	MOS-A	Pay	9 .500	1/13/14	USD	40	55
USD/SEK spot exchange rate	JPM	Pay	9 .560	1/21/14	USD	40	8
USD/SEK spot exchange rate	GSG	Pay	9 .650	1/13/14	USD	40	54
USD/SEK spot exchange rate	BOA	Pay	9 .800	1/21/14	USD	40	23
USD/SEK spot exchange rate	JPM	Pay	10 .480	1/17/14	USD	40	65
Total of Over-the-Counter Volatility Swaps							$214

Glossary:
Counterparty Abbreviations:
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CFI	Citigroup Funding, Inc.
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
RBS	Royal Bank of Scotland plc (The)
u-BOA	Bank of America Corp.
u-JPM	JPMorgan Chase & Co.

Currency abbreviations indicate amounts reporting in currencies:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Colombian Peso
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesia Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippines Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Bhat
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions:
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate

11    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Definitions: Continued
CAC	French Options Market
CGCNOCAD	Custom Basket of Securities
DBOPSPLG	Custom Basket of Securities
DBOPSPST	Custom Basket of Securities
FTSE 100	United Kingdom 100 most highly capitalized companies on the London Stock Exchange
GSOPRUTL	Custom Basket of Securities
GSOPRUTS	Custom Basket of Securities
GSOPSPL5	Custom Basket of Securities
MLEIOPF2	Custom Basket of Securities
MLEIOPU2	Custom Basket of Securities
OEX	Custom Basket of Securities
S&P	Standard & Poor’s

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchange
CMX	Commodity Exchange, Inc.
KC	Kansas City Board of Trade
LIF	London International Financial Futures and Options Exchange
LME	London Metal Exchange
NYB	New York Board of Trade
NYM	New York Mercantile Exchange
PAR	Paris Stock Exchange

See accompanying Notes to Consolidated Financial Statements.

12    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES December 31, 2013

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $7,683,613)	$7,634,725
Affiliated companies (cost $2,209,119)	2,209,581

9,844,306
Cash	472
Cash used for collateral on futures	170,000
Cash used for collateral on OTC derivatives	2,087
Unrealized appreciation on foreign currency exchange contracts	32,090
Swaps, at value	15,036
Receivables and other assets:
Expense waivers/reimbursements due from manager	17,050
Interest and dividends	9,472
Investments sold	5,371
Variation margin receivable	4,286
Other	10,581

Total assets	10,110,751

Liabilities
Bank overdraft-foreign	83
Unrealized depreciation on foreign currency exchange contracts	28,744
Options written, at value (premiums received $21,023)	17,387
Swaps, at value	3,354
Payables and other liabilities:
Legal, auditing and other professional fees	67,592
Investments purchased	27,409
Variation margin payable	16,283
Transfer and shareholder servicing agent fees	831
Distribution and service plan fees	3
Other	6,374

Total liabilities	168,060

Net Assets	$9,942,691

Composition of Net Assets
Par value of shares of beneficial interest	$1,001
Additional paid-in capital	10,009,993
Accumulated net investment loss	(46,804)
Accumulated net realized loss on investments and foreign currency transactions	(11,429)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(10,070)
Net Assets	$9,942,691

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $9,932,751 and 1,000,108 shares of beneficial interest outstanding)	$9.92

Service Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $9,940 and 1,001 shares of beneficial interest outstanding)	$9.92

See accompanying Notes to Consolidated Financial Statements.

13    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF OPERATIONS For the Period Ended December 31, 2013[1]

Allocation of Income and Expenses from master funds[2]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$1,353
Expenses	(76)

Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	1,277
Net investment income allocated from Oppenheimer Master Loan Fund, LLC
Interest	1,290
Expenses	(24)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	1,266

Total allocation of net investment income from master funds	2,543

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $646)	16,052
Affiliated companies	236
Interest	104

Total investment income	16,392

Expenses
Management fees	14,918
Distribution and service plan fees - Service shares	3
Transfer and shareholder servicing agent fees:
Non-Service shares	1,291
Service shares	1
Trustees’ compensation	6,560
Legal, auditing and other professional fees	67,592
Other	2,185

Total expenses	92,550
Less waivers and reimbursements of expenses	(49,608)

Net expenses	42,942

Net Investment Loss	(24,007)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies (including premiums on options exercised)	(38,318)
Closing and expiration of option contracts written	6,052
Closing and expiration of futures contracts	17,507
Foreign currency transactions	(12,345)
Swap contracts	4,689
Net realized gain (loss) allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	147
Oppenheimer Master Loan Fund, LLC	(964)

Net realized loss	(23,232)
Net change in unrealized appreciation/depreciation on:
Investments	(31,702)
Translation of assets and liabilities denominated in foreign currencies	(13,727)
Futures contracts	19,579
Option contracts written	3,636
Swap contracts	11,682
Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(173)
Oppenheimer Master Loan Fund, LLC	635

Net change in unrealized appreciation/depreciation	(10,070)

Net Decrease in Net Assets Resulting from Operations	$(57,309)

1. For the period from November 14, 2013 (commencement of operations) to December 31, 2013.

2. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 1 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

14    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

Period Ended December 31, 2013[1]
Operations
Net investment loss	$(24,007)
Net realized loss	(23,232)
Net change in unrealized appreciation/depreciation	(10,070)

Net decrease in net assets resulting from operations	(57,309)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(10,989)
Service shares	(8)

(10,997)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	10,000,989
Service shares	10,008

10,010,997

Net Assets
Total increase	9,942,691
Beginning of period	—

End of period (including accumulated net investment loss of $46,804)	$9,942,691

1. For the period from November 14, 2013 (commencement of operations) to December 31, 2013.

See accompanying Notes to Consolidated Financial Statements.

15    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

CONSOLIDATED FINANCIAL HIGHLIGHTS

Non-Service Shares	Period Ended December 31, 2013 [1]
Per Share Operating Data
Net asset value, beginning of period	10.00
Income (loss) from investment operations:
Net investment loss[2]	(0.02)
Net realized and unrealized loss	(0.05)

Total from investment operations	(0.07)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.01)
Net asset value, end of period	$9.92

Total Return, at Net Asset Value[3]	(0.69)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,917
Average net assets (in thousands)	$9,827
Ratios to average net assets:[4,5]
Net investment loss	(1.85)%
Total expenses[6,7]	7.16%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	3.33%
Portfolio turnover rate	11%
1. For the period from November 14, 2013 (commencement of operations) to December 31, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s shares of the allocated expenses and/or net investment income from the master funds.

6. Total expenses including indirect expenses from affiliated fund were as follows:

                Period Ended December 31, 2013             7.18%

7. Total expense ratio is higher due to the Fund’s limited operating history.

See accompanying Notes to Consolidated Financial Statements.

16    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

Service Shares	Period Ended December 31, 2013 [1]
Per Share Operating Data
Net asset value, beginning of period	10.00
Income (loss) from investment operations:
Net investment loss[2]	(0.03)
Net realized and unrealized loss	(0.04)

Total from investment operations	(0.07)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.01)
Net asset value, end of period	$9.92

Total Return, at Net Asset Value[3]	(0.72)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Average net assets (in thousands)	$10
Ratios to average net assets:[4,5]
Net investment loss	(2.12)%
Total expenses[6,7]	7.43%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	3.50%
Portfolio turnover rate	11%

1. For the period from November 14, 2013 (commencement of operations) to December 31, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Total expenses including indirect expenses from affiliated fund were as follows:

                Period Ended December 31, 2013             7.45%

7. Total expense ratio is higher due to the Fund’s limited operating history.

See accompanying Notes to Consolidated Financial Statements.

17    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS December 31, 2013

1. Significant Accounting Policies

Oppenheimer Diversified Alternatives Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies. The Fund commenced operations on November 14, 2013.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Diversified Alternatives Fund/VA (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold or other special minerals. The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At December 31, 2013, the Fund owned 15,186 shares with a market value of $1,495,665.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

18    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

1. Significant Accounting Policies (Continued)

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$2,564	$—	$6,513	$36,561

1. As of December 31, 2013, the Fund had $6,513 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
No expiration	$6,513

2. During the fiscal year ended December 31, 2013, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2013. Net assets of the Fund were unaffected by the reclassifications.

19    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

Reduction to Paid-in Capital	Increase to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Loss on Investments
$3	$11,800	$11,803

The tax character of distributions paid during the period ended December 31, 2013:

Period Ended December 31, 2013
Distributions paid from:
Ordinary income	$10,997

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$9,892,244
Federal tax cost of other investments	1,273,397

Total federal tax cost	$11,165,641

Gross unrealized appreciation	$270,732
Gross unrealized depreciation	(307,293)

Net unrealized depreciation	$(36,561)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

20    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

1. Significant Accounting Policies (Continued)

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

21    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks,

etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities as of December 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$4,533	$—	$—	$4,533
Consumer Staples	2,910	—	—	2,910
Energy	1,983,714	—	—	1,983,714
Financials	931,377	1,021,877	—	1,953,254
Health Care	18,945	—	—	18,945
Industrials	5,422	—	—	5,422
Information Technology	13,315	—	—	13,315
Materials	1,263,443	48,563	—	1,312,006
Telecommunication Services	1,493	—	—	1,493
Utilities	94,706	—	—	94,706
U.S. Government Obligation	—	1,834,848	—	1,834,848
Investment Companies	2,395,267	202,237	—	2,597,504
Over-the-Counter Option Purchased	—	21,656	—	21,656

Total Investments, at Value	6,715,125	3,129,181	—	9,844,306
Other Financial Instruments:
Swaps, at value	—	15,036	—	15,036
Variation margin receivable	4,286	—	—	4,286
Foreign currency exchange contracts	—	32,090	—	32,090

Total Assets	$6,719,411	$3,176,307	$—	$9,895,718

22    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(3,354)	$—	$(3,354)
Options written, at value	—	(17,387)	—	(17,387)
Variation margin payable	(16,283)	—	—	(16,283)
Foreign currency exchange contracts	—	(28,744)	—	(28,744)

Total Liabilities	$(16,283)	$(49,485)	$—	$(65,768)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Period Ended December 31, 2013[1]
	Shares	Amount
Non-Service Shares
Sold	999,000	$9,990,000
Dividends and/or distributions reinvested	1,108	10,989
Redeemed	—	—

Net increase	1,000,108	$10,000,989

Service Shares
Sold	1,000	$10,000
Dividends and/or distributions reinvested	1	8
Redeemed	—	—

Net increase	1,001	$10,008

1. For the period from November 14, 2013 (commencement of operations) to December 31, 2013.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the period ended December 31, 2013 were as follows:

	Purchases	Sales
Investment securities	$6,505,057	$443,499

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	1.00%
Next $500 million	0.95
Next $4 billion	0.90
Over $5 billion	0.88

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreements, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fees paid to the Sub-Adviser are paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Consolidated Statement of Operations.

23    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

5. Fees and Other Transactions with Affiliates (Continued)

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse expenses to limit the Fund’s “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) so that, as percentages of average daily net assets, those expenses will not exceed the annual rate of 1.20% for Non-Service shares and 1.45% for Service shares. During the period ended December 31, 2013, the Manager waived fees and/or reimbursed the Fund $47,572 and $49 for Non-Service and Service, respectively.

The Manager has contractually agreed to waive the Fund’s management fee in an amount equal to the management fee of the Subsidiary. During the period ended December 31, 2013, this waiver reduced the Fund’s management fee by $1,580.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF and the Master Funds. During the period ended December 31, 2013, the Manager waived fees and/or reimbursed the Fund $407 for management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

24    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended December 31, 2013, the Fund had daily average contract amounts on forward contracts to buy and sell of $1,769,906 and $3,960,945, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

25    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

During the period ended December 31, 2013, the Fund had an ending monthly average market value of $1,160,749 and $224,140 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended December 31, 2013, the Fund had an ending monthly average market value of $2,205 and $8,891 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended December 31, 2013, the Fund had an ending monthly average market value of $10,521 and $11,191 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the period ended December 31, 2013 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of November 14, 2013 (commencement of operations)	–	$–	–	$–
Options written	9,890,916	48,041	122,811,538	26,548
Options closed or expired	(4)	(120)	(61,446,610)	(5,931)
Options exercised	(510,906)	(41,404)	(31,639,800)	(6,111)

Options outstanding as of December 31, 2013	9,380,006	$ 6,517	29,725,128	$14,506

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

26    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. Daily changes in the value of cleared swaps are reported as variation margin receivable or payable on the Consolidated Statement of Assets and Liabilities. The values of OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the period ended December 31, 2013, the Fund had ending monthly average notional amounts of $33,237 and $34,085 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

For the period ended December 31, 2013, the Fund had ending monthly average notional amounts of $62,044 and $321,641 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

27    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay the measured volatility and receive a fixed rate payment. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay a fixed rate payment and receive the measured volatility. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

For the period ended December 31, 2013, the Fund had ending monthly average notional amounts of $4,996,562 and $501,203 on volatility swaps which pay measured volatility/variance and volatility swaps which receive measured volatility/variance, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

28    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral posted for the benefit of the Fund at December 31, 2013:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amount of Assets in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America Corp.	$ 4,827	$ (2,675)	$—	$ —	$ 2,152
Bank of America NA	7,894	(699)	—	—	7,195
Barclays Bank plc	3,722	—	—	(83)	3,639
BNP Paribas	14,915	(12,936)	—	—	1,979
Citibank NA	1,829	(1,060)	—	—	769
Citigroup Funding, Inc.	3,294	(1,368)	—	—	1,926
Deutsche Bank AG	1,257	(1,257)	—	—	—
Goldman Sachs Bank USA	23	—	—	—	23
Goldman Sachs Group, Inc. (The)	16,478	(9,619)	—	—	6,859
JPMorgan Chase & Co.	3,555	(1,251)	—	—	2,304
JPMorgan Chase Bank NA	10,933	(10,933)	—	—	—
Morgan Stanley	55	(16)	—	—	39

Total	$68,782	$(41,814)	$—	$(83)	$26,885

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at December 31, 2013:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amount of Liabilities in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America Corp.	$ (2,675)	$ 2,675	$—	$—	$ —
Bank of America NA	(699)	699	—	—	—
BNP Paribas	(12,936)	12,936	—	—	—
Citibank NA	(1,060)	1,060	—	—	—
Citigroup Funding, Inc.	(1,368)	1,368	—	—	—
Deutsche Bank AG	(1,809)	1,257	—	—	(552)
Goldman Sachs Group, Inc. (The)	(9,619)	9,619	—	—	—
JPMorgan Chase & Co.	(1,251)	1,251	—	—	—
JPMorgan Chase Bank NA	(13,447)	10,933	—	—	(2,514)
Morgan Stanley	(16)	16	—	—	—
Royal Bank of Scotland plc (The)	(1,141)	—	—	—	(1,141)

Total	$(46,021)	$41,814	$—	$—	$(4,207)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund to an individual counterparty. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities as of December 31, 2013:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value
Equity contracts	Swaps, at value	$14,675		Swaps, at value	$3,207
Volatility contracts	Swaps, at value	361		Swaps, at value	147
Commodity contracts	Variation margins	2,251	*	Variation margins	15,843	*
Equity contracts	Variation margins	1,367	*	Variation margins	440	*
Interest rate contracts	Variation margins	468	*
Volatility contracts	Variation margins	200	*
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	32,090		Unrealized depreciation on foreign currency exchange contracts	28,744
Equity contracts				Options written, at value	3,464
Foreign exchange contracts				Options written, at value	13,923
Foreign exchange contracts	Investments, at value	21,656	**

Total		$73,068			$65,768

29    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies (including permiums on options exercised)*	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total
Commodity contracts	$—	$—	$(156)	$—	$—	$(156)
Equity contracts	(5,544)	928	15,971	—	2,396	13,751
Foreign exchange contracts	705	5,124	—	(8,447)	—	(2,618)
Interest rate contracts	—	—	685	—	(92)	593
Volatility contracts	—	—	1,007	—	2,385	3,392

Total	$(4,839)	$6,052	$17,507	$(8,447)	$4,689	$14,962

*Includes purchased option contracts, purchased swaption contracts, written option contracts and written swaption contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total
Commodity contracts	$—	$—	$21,620	$—	$—	$21,620
Equity contracts	—	1,161	(4,141)	—	11,468	8,488
Foreign exchange contracts	2,440	2,475	—	3,346	—	8,261
Interest rate contracts	—	—	2,202	—	—	2,202
Volatility contracts	—	—	(102)	—	214	112

Total	$2,440	$3,636	$19,579	$3,346	$11,682	$40,683

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their

30    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

7. Pending Litigation (Continued)

contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On January 7, 2014, the appellate court affirmed the trial court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

31    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer Diversified Alternatives Fund/VA (a separate series of Oppenheimer Variable Account Funds) and subsidiary, including the consolidated statement of investments, as of December 31, 2013, and the related consolidated statement of operations, the consolidated statement of changes in net assets and the consolidated financial highlights for the period from November 14, 2013 (commencement of operations) to December 31, 2013. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Diversified Alternatives Fund/VA and subsidiary as of December 31, 2013, the results of their operations, the changes in their net assets and the financial highlights for the period from November 14, 2013 (commencement of operations) to December 31, 2013, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 19, 2014

32    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2014, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2013.

Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2013 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 2.65% to arrive at the amount eligible for the corporate dividend-received deduction

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

33    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADIVSORY AGREEMENTS  Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). The Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose.

In approving the Fund’s Agreements, the Board considered information provided by the Managers on the following factors: (i) the nature, quality and extent of the Managers’ services to be provided, (ii) the fees and other projected expenses of the Fund, including estimated and comparative expense information, (iii) whether economies of scale may be realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (iv) other benefits that the Managers may receive from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services to be provided to the Fund and information regarding the Managers’ key personnel who will provide such services. The Sub-Adviser’s duties will include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who will provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers will be responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers will also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services expected to be provided and the quality of the Managers’ resources that will be available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Mark Hamilton, David Wharmby, and Brian Watson, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund should benefit from the services to be provided under the Agreements.

Costs of Services by the Adviser. The Board reviewed the fees to be paid to the Manager and the other expenses to be borne by the Fund. Due to the limited number of “Multialternative”VA peer funds, the Board reviewed the Morningstar World Allocation and Mutlialternative categories for select unaffiliated retail and VA funds. Based on this comparative universe, the Board considered that the proposed management fee would be higher than the peer group median and the peer group average. The Board also considered that the Fund’s gross total expenses would be lower than the peer group median and peer group average but that its net total expenses would be higher than the peer group median and peer group average. In reviewing the fees and expenses to be charged to the Fund, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the Fund to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board further considered that the Manager has contractually agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.20% for Non-Service Shares and 1.45% for Service Shares. This waiver and/or reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus.

Performance. The Board considered that the Fund has no operational history and that its performance could not be a factor in deciding whether to approve the Agreements.

Economies of Scale. The Board considered information regarding the Managers’ anticipated costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. The Board considered information that was provided regarding the direct and indirect benefits the Managers may receive as a result of their relationship with the Fund, including compensation that may be paid to the Managers’ affiliates and research that may be provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

34    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to approve the Agreements through August 20, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

35    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited / Continued

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

36    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees and Trustee (since 2013) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 2013) Year of Birth: 1938	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 2013) Year of Birth: 1942	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2013) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2013) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2013) Year of Birth:1951	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2013) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary

37    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

Robert J. Malone, Continued	of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2013) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 43 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2013) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Emeritus Trustee (since 2006), Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2013) Year of Birth: 1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2013) Year of Birth: 1958

Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 90 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Hamilton and Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

38    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

Mark Hamilton Vice President (since 2013) Year of Birth: 1965	Chief Investment Officer, Asset Allocation of the Sub-Adviser (since April 2013) and a Senior Vice President of the Sub-Adviser (since April 2013). Mr. Hamilton served at AllianceBernstein L.P. (from 1994-2013), as an Investment Director of Dynamic Asset Allocation (from 2010-2013), Head of North American Blend Team (from 2009-2010), and Senior Portfolio Manager of Blend Strategies (from 2006-2010). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2013) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 90 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2013) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 90 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2013) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 90 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2013) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 90 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

39    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2014 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $308,000 in fiscal 2013 and $288,400 in fiscal 2012.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $1,500 in fiscal 2013 and $13,050 in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $697,965 in fiscal 2013 and $264,139 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, internal audit training, surprise exams, reorganization, and system conversion testing.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $16,834 in fiscal 2013 and $6,785 in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $581,620 in fiscal 2013 and $451,924 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $14,093,769 in fiscal 2013 and $7,180,465 in fiscal 2012 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Variable Account Funds

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	2/10/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	2/10/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	2/10/2014